Filed with the Securities and Exchange Commission on April 3, 2020
REGISTRATION NO. 333-162680
INVESTMENT COMPANY ACT NO. 811-07325
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 31
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 180
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(480) 429-4874
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2020 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated April 27, 2020
to Prospectuses dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

On March 27, 2020 (Date of Enactment), Congress passed and President Trump signed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans.
Waiver of Required Minimum Distributions (RMDs) for 2020
The requirement to take minimum distributions from defined contribution plans and IRAs is waived for 2020.  The waiver would apply to any RMD due from such an arrangement in 2020, even RMDs with respect to the 2019 tax year that are due in 2020.  For example, if an IRA owner turned age 70½ in 2019, they owe an RMD for the 2019 tax year but can wait until 4/1/20 to take it.  If they did not take that first RMD in 2019, the bill waives it, along with the requirement to take their second RMD (for the 2020 tax year) by the end of 2020.  The relief applies both to lifetime and post-death RMDs.  In that regard, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  It is unclear whether this treatment applies for the 10-year period imposed by the SECURE Act. Although also unclear, the 1-year election rule for life expectancy payments by an eligible beneficiary may be extended based on the position the IRS took in Notice 2009-82.
Withdrawals from Employer Plans and IRAs, including Roth IRAs
Relief is provided for “coronavirus-related distributions” from qualified plans and IRAs. The relief applies to such distributions made at any time during the 2020 calendar year, as follows:

•	Permits such distributions to be treated as in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457, as applicable;

•	Provides an exception to the 10% early distribution penalty under Code section 72(t) (but not for the similar penalty tax under Code section 72(q) that applies to non-qualified annuities);

•	Exempts such distributions from the 402(f) notice requirements and mandatory 20% withholding applicable to eligible rollover distributions, as applicable;

•
Permits the individual to include income attributable to such distributions ratably over the three-year period beginning with the year the distribution would otherwise be taxable (this spreading would apply unless the taxpayer elects out); and

•
Permits recontribution of such distribution to a plan or IRA within three years, in which case the recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.

The distribution must come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan.  The relief would be limited to aggregate distributions of $100,000.  See below for a description of who is eligible for the relief.
Plan Loans
The following relief is provided with respect to plan loans (if available under a contract) taken by any “qualified individual” who is affected by the coronavirus:

•
For loans made during the 180-day period beginning on the date of enactment, the maximum loan amount would be increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.  Note that Department of Labor regulations require that plan loans be secured by no more than half of the account balance.  It is not clear whether this is an impediment to increasing the loan limit to 100% of the account balance.  We understand that DOL is aware of this issue.

•
The due date for any repayment on a loan that otherwise is due between the date of enactment and December 31, 2020, would be delayed for one year.  This also would extend the maximum loan period (normally five years).

Based on prior IRS guidance involving similar relief for natural disasters, all of the changes would be optional for plans See below for a description of who is eligible for the plan loan relief.

PPADV2PROS

Eligible Individuals for Withdrawal and Loan Relief
The administrator of an eligible retirement plan may rely on an employee’s certification that the employee satisfies the conditions for eligibility.  The eligibility criteria for the relief remain the same, meaning the individual must fall within one of the following categories:

•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•	The individual’s spouse or dependent is diagnosed with such virus or disease; or

•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

IRS Guidance
Extension of IRA Contribution Deadline
The deadline for making an IRA or Roth IRA contribution has been extended until July 15, 2020, the extended deadline for filing an individual’s 2019 tax return.

PPADV2PROS

PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER® ADVISORSM VARIABLE ANNUITY SERIES (“ADVISOR SERIES”)
(For Annuities purchased prior to February 25, 2013)
Flexible Premium Deferred Annuity
PROSPECTUS: APRIL 27, 2020
This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company (“Pruco Life”), which we refer to in this prospectus as the “Annuity” or the “Advisor Series”. This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional.
If you are receiving this prospectus, it is because you currently own one of these Annuities These Annuities are no longer offered for new sales. The Annuity described in this prospectus is designed for investors who have hired an investment advisor to provide advice about allocating Account Value within the Annuity. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Certain of the Investment Options and/or features may not be available in all states. Financial professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and/or benefits and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain optional benefits). Please speak to your financial professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Limitations With Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of the prospectus entitled “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

PPADV2PROS

This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, and is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: April 27, 2020	Statement of Additional Information Dated: April 27, 2020

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio[1]
AST Advanced Strategies Portfolio[1]
AST AllianzGI World Trends Portfolio[1]
AST AQR Emerging Markets Equity Portfolio[4]
AST AQR Large-Cap Portfolio[4]
AST Balanced Asset Allocation Portfolio[1]
AST BlackRock Global Strategies Portfolio[1]
AST BlackRock Low Duration Bond Portfolio[3]
AST BlackRock/Loomis Sayles Bond Portfolio[3]
AST Bond Portfolio 2020[2]
AST Bond Portfolio 2021[2]
AST Bond Portfolio 2022[2]
AST Bond Portfolio 2023[2]
AST Bond Portfolio 2024[2]
AST Bond Portfolio 2025[2]
AST Bond Portfolio 2026[2]
AST Bond Portfolio 2027[2]
AST Bond Portfolio 2028[2]
AST Bond Portfolio 2029[2]
AST Bond Portfolio 2030[2]
AST Bond Portfolio 2031[2]
AST Capital Growth Asset Allocation Portfolio[1]
AST ClearBridge Dividend Growth Portfolio[3]
AST Cohen & Steers Global Realty Portfolio[3]
AST Cohen & Steers Realty Portfolio[3]
AST Emerging Markets Equity Portfolio[3]
AST Fidelity Institutional AM® Quantitative Portfolio[1,5]
AST Goldman Sachs Multi-Asset Portfolio[1]
AST Goldman Sachs Small-Cap Value Portfolio[3]
AST Government Money Market Portfolio[3]
AST High Yield Portfolio[3]
AST Hotchkis & Wiley Large-Cap Value Portfolio[3]
AST International Growth Portfolio[3]
AST International Value Portfolio[3]
AST Investment Grade Bond Portfolio[2]
AST J.P. Morgan Global Thematic Portfolio[1]
AST J.P. Morgan International Equity Portfolio[3]
AST J.P. Morgan Strategic Opportunities Portfolio[1]
AST Jennison Large-Cap Growth Portfolio[3]
AST Large-Cap Core Portfolio[4]
AST Legg Mason Diversified Growth Portfolio[4]
AST Loomis Sayles Large-Cap Growth Portfolio[3]
AST MFS Global Equity Portfolio[3]
AST MFS Growth Allocation Portfolio[1]
AST MFS Growth Portfolio[3]
AST MFS Large-Cap Value Portfolio[3]
AST Mid-Cap Growth Portfolio[3]
AST Neuberger Berman Long/Short Portfolio[4,6]
AST Neuberger Berman/LSV Mid-Cap Value Portfolio[3]

AST Preservation Asset Allocation Portfolio[1]
AST Prudential Core Bond Portfolio[3]
AST Prudential Growth Allocation Portfolio[1]
AST QMA US Equity Alpha Portfolio [3]
AST Quantitative Modeling Portfolio [4]
AST Small-Cap Growth Opportunities Portfolio[3]
AST Small-Cap Growth Portfolio[3]
AST Small-Cap Value Portfolio[3]
AST T. Rowe Price Asset Allocation Portfolio[1]
AST T. Rowe Price Growth Opportunities Portfolio[4]
AST T. Rowe Price Large-Cap Growth Portfolio[3]
AST T. Rowe Price Large-Cap Value Portfolio[3]
AST T. Rowe Price Natural Resources Portfolio[3]
AST Templeton Global Bond Portfolio[3]
AST WEDGE Capital Mid-Cap Value Portfolio[3]
AST Wellington Management Hedged Equity Portfolio[1]
AST Western Asset Core Plus Bond Portfolio[3]
AST Western Asset Emerging Markets Debt Portfolio[4]

Prudential Series Funds
PSF Small Capitalization Stock Portfolio – Class I4
PSF Stock Index Portfolio – Class I4

ProFunds VP Portfolios
Consumer Goods[3]
Consumer Services[3]
Financials[3]
Health Care[3]
Industrials[3]
Large-Cap Growth[3]
Large-Cap Value[3]
Mid-Cap Growth[3]
Mid-Cap Value[3]
Real Estate[3]
Small-Cap Growth[3]
Small-Cap Value[3]
Telecommunications[3]
Utilities[3]

(1) Available with all living and death benefits.
(2) The variable investment option is not available for allocation of Purchase Payments or contract owner transfers.
(3) Not available with HDI v2.1 and 2.0 Suite of benefits.
(4) Not available if you purchased any optional benefit.
(5) Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
(6) Effective March 13, 2020, this investment option is no longer available for new investments.

(i)

PAYMENT OF DEATH BENEFITS	92
VALUING YOUR INVESTMENT	95
VALUING THE SUB-ACCOUNTS	95
PROCESSING AND VALUING TRANSACTIONS	95
TAX CONSIDERATIONS	97
NONQUALIFIED ANNUITY CONTRACTS	97
QUALIFIED ANNUITY CONTRACTS	100
OTHER INFORMATION	107
PRUCO LIFE AND THE SEPARATE ACCOUNT	107
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS	109
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE	110
FINANCIAL STATEMENTS	112
INDEMNIFICATION	112
LEGAL PROCEEDINGS	112
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	112
HOW TO CONTACT US	112
APPENDIX A – ACCUMULATION UNIT VALUES	A-1
APPENDIX B – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES	B-1
APPENDIX C – HIGHEST DAILY LIFETIME 6 PLUS INCOME, HIGHEST DAILY LIFETIME 6 PLUS INCOME WITH INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS
C-1
APPENDIX D – HIGHEST DAILY LIFETIME INCOME, HIGHEST DAILY LIFETIME INCOME WITH LIFETIME INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS	D1
APPENDIX E – HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH LIFETIME INCOME ACCELERATOR, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST AILY DEATH BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS
E-1
APPENDIX F – OPTIONAL DEATH BENEFITS	F-1
APPENDIX G – FORMULA FOR GRO PLUS II	G-1
APPENDIX H – MVA FORMULAS	H-1
APPENDIX I – FORMULA FOR HIGHEST DAILY GRO II	I-1
APPENDIX J – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS
J-1

(ii)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts and/or the MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Option will be calculated using an MVA factor, if applicable.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annual Income Amount: The annual amount of income for which you are eligible for life under the optional benefits.
Annuitant: The natural person upon whose life annuity payments are based.
Annuitization: The process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Dollar Cost Averaging (“DCA”) MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Period: The period of time during which we credit a fixed rate of interest to an MVA Option.
Investment Option: A Sub-account or MVA Option available as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Market Value Adjustment (“MVA”): A positive or negative adjustment used to determine the Account Value in an MVA Option.
Market Value Adjustment Options (“MVA Options”): Investment Options to which a fixed rate of interest is credited for a specified Guarantee Period and to which an MVA may apply. The MVA Options consist of (a) the DCA MVA Option used with our 6 or 12 Month DCA Program and (b) the “Long-Term MVA Options”, under which Guarantee Periods of different yearly lengths are offered.
Maturity Date: With respect to an MVA Option, the last day in a Guarantee Period.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional living benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.
Unit: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity. The first table describes the fees and expenses that you will pay at the time you surrender the Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options. State premium taxes also may be deducted.

ANNUITY OWNER TRANSACTION EXPENSES
Sales Charge	None
Transfer Fee [1]	$10
Tax Charge [2]	0% to 3.5%
The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

PERIODIC FEES AND CHARGES
Annual Maintenance Fee [3]	Lesser of $50 or 2% of Unadjusted Account Value

ANNUALIZED FEES/CHARGES
Mortality & Expense Risk Charge	0.40%
Administration Charge	0.15%
Total Annualized Insurance Charge [4,5]	0.55%

1	Currently, we deduct the fee after the 20th transfer each Annuity Year.

2	We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon Annuitization.

3
Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only applicable if Unadjusted Account Value is less than $25,000 at the time the fee is assessed.

4	These charges are assessed as a percentage of the daily net assets of the Sub-accounts. The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.

5
For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next column shows the total expenses you would pay for the Annuity if you purchased the relevant optional benefit. More specifically, this column shows the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [4]	TOTAL CHARGE [5]
HIGHEST DAILY LIFETIME INCOME v2.1 [8] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.00%	0.55% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 [8] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.10%	0.55% + 1.10%
HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT [8] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.50%	0.55% + 1.50%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT [8] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.60%	0.55% + 1.60%
HIGHEST DAILY LIFETIME INCOME 2.0 [9] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.00%	0.55% + 1.00%

YOUR OPTIONAL BENEFIT FEES AND CHARGES
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 9 (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.10%	0.55% + 1.10%
HIGHEST DAILY LIFETIME INCOME 2.0 WITH LIFETIME INCOME ACCELERATOR [9] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.50%	0.55% + 1.50%
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT [9] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.50%	0.55% + 1.50%
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST DAILY DEATH BENEFIT [9] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.60%	0.55% + 1.60%
HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME [10] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	1.50%	0.55% + 1.50%
Current Charge	0.95%	0.55% + 0.95%
HIGHEST DAILY LIFETIME INCOME WITH LIFETIME INCOME ACCELERATOR [10] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.30%	0.55% + 1.30%
HIGHEST DAILY LIFETIME 6 PLUS INCOME [11] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	1.50%	0.55% + 1.50%
Current Charge	0.85%	0.55% + 0.85%
HIGHEST DAILY LIFETIME 6 PLUS INCOME WITH LIFETIME INCOME ACCELERATOR [11] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	2.00%	0.55% + 2.00%
Current Charge	1.20%	0.55% + 1.20%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME [11] (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [6]	1.50%	0.55% + 1.50%
Current Charge	0.95%	0.55% + 0.95%
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
Charge [7]	0.60%	1.15%
(assessed as a percentage of the daily net assets of the Sub-accounts)
HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
Charge [7]	0.60%	1.15%
(assessed as a percentage of the daily net assets of the Sub-accounts)
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”)
Charge [7,12]	0.40%	0.95%
(assessed as a percentage of the daily net assets of the Sub-accounts)
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
Charge [7,12]	0.80%	1.35%
(assessed as a percentage of the daily net assets of the Sub-accounts)

4
The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, Highest Anniversary Value Death Benefit, and Combination 5% Roll-Up and HAV Death Benefit is assessed as a percentage of the daily net assets of the Sub-accounts.

5	HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED:

For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. The current optional benefit charge is in addition to the 0.55% annualized charge of amounts invested in the Sub-accounts.

Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

Highest Daily Lifetime Income 2.0 with LIA: 1.50% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

Highest Daily Lifetime Income v2.1 and 2.0 with Highest Daily Death Benefit: 1.50% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Daily Death Benefit: 1.60% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income: 0.95% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

Highest Daily Lifetime Income with LIA: 1.30% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

Highest Daily Lifetime 6 Plus with LIA: 1.20% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

For GRO Plus II and Highest Daily GRO II: The optional benefit charge plus base Annuity charge is 1.15%.

Highest Anniversary Value Death Benefit: The optional benefit charge plus base Annuity charge is 0.95%.

Combination 5% Roll-up and HAV Death Benefit: The optional benefit charge plus base Annuity charge is 1.35%.

6
We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.

7
Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.

8	This benefit is currently available to you subject to our eligibility requirements.

9	This benefit was offered from August 20, 2012 to February 24, 2013.

10	This benefit was offered from January 24, 2011 to August 19, 2012.

11	This benefit was offered from March 15, 2010 to January 23, 2011.

12	This benefit was offered from March 15, 2010 to August 19, 2012.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios for the year ended December 31, 2019 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.31%	2.18%
 The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2019, except as noted and except if the underlying Portfolio’s inception date is subsequent to December 31, 2019 . The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses but do not necessarily reflect the fees you may incur. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.63%	0.04%	0.11%	0.04%	0.00%	0.57%	1.39%	0.01%	1.38%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.04%	0.95%	0.02%	0.93%
AST AllianzGI World Trends Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.03%	0.99%
AST AQR Emerging Markets Equity Portfolio*	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.01%	1.33%
AST AQR Large-Cap Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.02%	0.81%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST BlackRock Global Strategies Portfolio*	0.81%	0.07%	0.25%	0.00%	0.00%	0.00%	1.13%	0.02%	1.11%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.06%	0.72%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.03%	0.00%	0.00%	0.77%	0.04%	0.73%
AST Bond Portfolio 2020	0.47%	0.18%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST Bond Portfolio 2021*	0.47%	0.22%	0.25%	0.00%	0.00%	0.01%	0.95%	0.01%	0.94%
AST Bond Portfolio 2022*	0.47%	0.29%	0.25%	0.00%	0.00%	0.00%	1.01%	0.08%	0.93%

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2023*	0.47%	0.49%	0.25%	0.00%	0.00%	0.00%	1.21%	0.28%	0.93%
AST Bond Portfolio 2024*	0.47%	0.37%	0.25%	0.00%	0.00%	0.00%	1.09%	0.16%	0.93%
AST Bond Portfolio 2025*	0.47%	0.30%	0.25%	0.00%	0.00%	0.00%	1.02%	0.09%	0.93%
AST Bond Portfolio 2026	0.47%	0.13%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2027	0.47%	0.15%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST Bond Portfolio 2028*	0.47%	0.53%	0.25%	0.00%	0.00%	0.00%	1.25%	0.32%	0.93%
AST Bond Portfolio 2029*	0.47%	0.46%	0.25%	0.00%	0.00%	0.00%	1.18%	0.25%	0.93%
AST Bond Portfolio 2030*	0.47%	0.72%	0.25%	0.00%	0.00%	0.00%	1.44%	0.51%	0.93%
AST Bond Portfolio 2031*	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.01%	0.25%	0.00%	0.00%	0.01%	0.93%	0.01%	0.92%
AST Cohen & Steers Global Realty Portfolio*	0.83%	0.08%	0.25%	0.00%	0.00%	0.00%	1.16%	0.05%	1.11%
AST Cohen & Steers Realty Portfolio	0.83%	0.02%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Emerging Markets Equity Portfolio*	0.93%	0.20%	0.25%	0.00%	0.00%	0.00%	1.38%	0.08%	1.30%
AST Fidelity Institutional AM® Quantitative Portfolio*	0.65%	0.04%	0.25%	0.00%	0.00%	0.01%	0.95%	0.02%	0.93%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.15%	0.93%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.00%	1.04%	0.01%	1.03%
AST Government Money Market Portfolio	0.30%	0.03%	0.25%	0.00%	0.00%	0.00%	0.58%	0.00%	0.58%
AST High Yield Portfolio	0.57%	0.06%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Hotchkis & Wiley Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST International Growth Portfolio*	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.02%	1.08%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.47%	0.05%	0.25%	0.00%	0.00%	0.00%	0.77%	0.04%	0.73%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.07%	0.25%	0.00%	0.00%	0.00%	1.13%	0.01%	1.12%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Large-Cap Core Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.02%	0.81%
AST Legg Mason Diversified Growth Portfolio*	0.73%	0.08%	0.25%	0.00%	0.00%	0.14%	1.20%	0.11%	1.09%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST MFS Global Equity Portfolio*	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.01%	1.10%
AST MFS Growth Allocation Portfolio	0.67%	0.06%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.02%	0.96%
AST MFS Large-Cap Value Portfolio	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Mid-Cap Growth Portfolio	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.00%	1.08%
AST Neuberger Berman Long/Short Portfolio*	1.04%	0.44%	0.25%	0.42%	0.00%	0.03%	2.18%	0.31%	1.87%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%	0.00%	0.94%
AST Prudential Core Bond Portfolio	0.47%	0.01%	0.25%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%
AST Prudential Growth Allocation Portfolio	0.61%	0.01%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST QMA US Equity Alpha Portfolio	0.83%	0.03%	0.25%	0.18%	0.25%	0.00%	1.54%	0.00%	1.54%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.89%	1.15%	0.00%	1.15%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.01%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.07%	1.07%	0.00%	1.07%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.01%	0.88%
AST T. Rowe Price Growth Opportunities Portfolio*	0.71%	0.04%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.01%	0.25%	0.00%	0.00%	0.00%	0.94%	0.04%	0.90%
AST T. Rowe Price Large-Cap Value Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.06%	0.25%	0.00%	0.00%	0.00%	1.04%	0.02%	1.02%
AST Templeton Global Bond Portfolio	0.63%	0.06%	0.25%	0.00%	0.00%	0.00%	0.94%	0.00%	0.94%
AST WEDGE Capital Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.03%	0.25%	0.00%	0.00%	0.03%	1.12%	0.06%	1.06%
AST Western Asset Core Plus Bond Portfolio	0.50%	0.02%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Western Asset Emerging Markets Debt Portfolio	0.68%	0.17%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
PSF Small Capitalization Stock Portfolio – Class I	0.35%	0.04%	0.00%	0.00%	0.00%	0.00%	0.39%	0.00%	0.39%
PSF Stock Index Portfolio – Class I	0.30%	0.01%	0.00%	0.00%	0.00%	0.00%	0.31%	0.00%	0.31%
ProFund VP Consumer Goods*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Consumer Services*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Financials*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Health Care*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Industrials*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.74%	0.25%	0.00%	0.00%	0.00%	1.74%	0.06%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%
ProFund VP Real Estate*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%
ProFund VP Telecommunications*	0.75%	0.76%	0.25%	0.00%	0.00%	0.00%	1.76%	0.08%	1.68%
ProFund VP Utilities*	0.75%	0.74%	0.25%	0.00%	0.00%	0.00%	1.74%	0.06%	1.68%
*See notes immediately below for important information about this fund.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fees through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0222% of its investment management fees through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0020% of its investment management fees through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.029% of its investment management fees through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AQR Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.330% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.022% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2021
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2022
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2025
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2028
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2029
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2030
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2031
The Portfolio commenced operations on January 2, 2020. Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimate based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal period ending December 31, 2020.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio
The Manager has contractually agreed to waive 0.132% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees. The Manager has also contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio
The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Legg Mason Diversified Growth Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0140% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0045% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Long/Short Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.420% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Growth Opportunities Portfolio
The Manager has contractually agreed to waive 0.0104% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0011% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0117% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Consumer Services
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Financials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Health Care
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Industrials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Large-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Large-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Mid-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Mid-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Real Estate
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Small-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Small-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Telecommunications
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Utilities
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in the Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges.”

▪	Insurance Charge

▪	Annual Maintenance Fee

▪	Optional benefit fees, as described below
The examples also assume the following for the period shown:

▪	You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses and those expenses remain the same each year*

▪	For each charge, we deduct the maximum charge rather than the current charge

▪	You make no transfers, or other transactions for which we charge a fee

▪	No tax charge applies

▪	You elected the Spousal Highest Daily Lifetime Income 2.0 and the Combination 5% Roll-Up and HAV Death Benefit (which has the maximum combination of optional benefit charges)
Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$613	$1,856	$3,122	$6,394
If you annuitize your annuity at the end of the applicable time period: [1]	$613	$1,856	$3,122	$6,394
If you do not surrender your annuity:	$613	$1,856	$3,122	$6,394
1 Your ability to annuitize in the first 3 Annuity Years may be limited.
Please see Appendix A for a table of Accumulation Unit Values.

SUMMARY
Prudential Premier Advisor Variable Annuity Series (“Advisor Series”)
This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your financial professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment portfolios. With the help of your financial professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in “underlying” mutual funds.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application. The maximum age for purchasing the Annuity is 85 and the minimum initial Purchase Payment is $10,000.
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing the Annuity” for additional information.
Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional benefits limit your ability to invest in certain variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.
You may also allocate money to an MVA Option that earns interest for a specific time period. In general, if you withdraw your money from this option more than 30 days prior to the end of the “Guarantee Period”, you will be subject to a “Market Value Adjustment”, which can either increase or decrease your Account Value. We also offer a 6 or 12 Month DCA Program under which your money is transferred monthly from a DCA MVA Option to the other Investment Options you have designated. Premature withdrawals from the DCA MVA Option may also be subject to a Market Value Adjustment.
We also offer other programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.
Please see “Investment Options,” and “Managing Your Account Value” for information.
Access to Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax.
You may elect to receive income through annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.
Please see “Access to Account Value” and “Annuity Options” for more information.
Optional Living Benefits
Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.
We currently offer the following optional benefits:

▪	Highest Daily Lifetime Income v2.1

▪	Spousal Highest Daily Lifetime Income v2.1

▪	Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit

▪	Spousal Highest Daily Lifetime Income v 2.1 with Highest Daily Death Benefit
We previously offered the following optional living benefits during the periods indicated.
Offered from August 20, 2012 to February 24, 2013:

▪	Highest Daily Lifetime Income 2.0

▪	Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator

▪	Spousal Highest Daily Lifetime Income 2.0

▪	Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit

▪	Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit
Please see Appendix E for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.
Offered from January 24, 2011 to August 19, 2012:

▪	Highest Daily Lifetime Income

▪	Highest Daily Lifetime Income with Lifetime Income Accelerator

▪	Spousal Highest Daily Lifetime Income
Please see Appendix D for information pertaining to the Highest Daily Lifetime Income Suite of benefits.
Offered from March 15, 2010 to January 23, 2011:

▪	Highest Daily Lifetime 6 Plus Income

▪	Highest Daily Lifetime 6 Plus Income with Lifetime Income Accelerator

▪	Spousal Highest Daily Lifetime 6 Plus Income
Please see Appendix C for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
In the “Living Benefits”, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.
Guaranteed Minimum Accumulation Benefits. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm, we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each pre-determined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
These benefits are:
Highest Daily Guaranteed Return Option II*
Guaranteed Return Option Plus II*

*	Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.
Please see “Living Benefits” for more information.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a minimum death benefit. Please see “Death Benefits” for more information.
Fees and Charges: The Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings or interest from your Annuity until distributions are made from your Annuity. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59½, you also may be subject to a 10% additional federal tax.
You may also purchase the Annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled “Restrictions on Transfers Between Investment Options.”
Other Information: Please see the section entitled “Other Information” for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying Portfolios.

INVESTMENT OPTIONS
The Investment Options under the Annuity consist of the Sub-accounts and the MVA Options. In this section, we describe the portfolios in which the Sub-Accounts invest. We then discuss the investment restrictions that apply if you elect certain optional benefits. Finally, we discuss the MVA Options.
Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
In contrast to the Sub-accounts, Account Value allocated to an MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in an MVA Option, so long as you remain invested in the MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the MVA Option’s Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”, which can be positive or negative. A “Guarantee Period” is the period of time during which we credit a fixed rate of interest to an MVA Option.
As a condition of participating in the optional benefits, you will be prohibited from investing in certain Sub-accounts or MVA Options. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income v2.1) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c)
a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the Portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
VARIABLE INVESTMENT OPTIONS
Each variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “Pruco Life and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio’s investment objective to assist you in determining which portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.
Not all Portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans or other limited classes of investors permitted by the Code. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. There is no guarantee that any Portfolio will meet its investment objective. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolios"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
Once you have selected your Investment Options, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts unless you participate in an automatic rebalancing program, including the Custom Portfolios Program. These programs would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations you stipulated. Please see “Automatic Rebalancing Programs” and “Limitations with Optional Death Benefits” below for details about how these programs operate. You cannot participate in both the Automatic Rebalancing Program and the Custom Portfolios Program. If you are participating in an optional living benefit that uses a predetermined mathematical formula under which your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-Account, and you have elected automatic rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-Account used as part of the predetermined mathematical formula and the Secure Value Account will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally.
The following table contains limited information about the Portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.
AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
QMA LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited

AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Fixed Income
PGIM Investments LLC
QMA LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC

AST AllianzGI World Trends Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock Singapore Limited

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2029	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2030	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2031	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Global Realty Portfolio	Seeks capital appreciation and income.	Cohen & Steers Asia Limited Cohen & Steers Capital Management, Inc. Cohen & Steers UK Limited
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Emerging Markets Equity Portfolio (formerly AST Parametric Emerging Markets Equity Portfolio)	Seeks long-term capital appreciation.	AQR Capital Management, LLC, J.P. Morgan Investment Management, Inc. Martin Currie Inc.
AST Fidelity Institutional AM® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)	Seeks long-term capital appreciation.	QMA LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company
AST Legg Mason Diversified Growth Portfolio	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC QS Investors, LLC Western Asset Management Company, LLC. Western Asset Management Company Limited
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Allocation Portfolio	Seeks total return.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Massachusetts Financial Services Company Victory Capital Management Inc.
AST Neuberger Berman Long/Short Portfolio	Seeks long term capital appreciation with a secondary objective of principal preservation.	Neuberger Berman Investment Advisers LLC
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM Fixed Income QMA LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	QMA LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC QMA LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc. T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies

Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company, LLC Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
ProFund VP Consumer Goods	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index.	ProFund Advisors LLC
ProFund VP Consumer Services	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.	ProFund Advisors LLC
ProFund VP Financials	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.	ProFund Advisors LLC
ProFund VP Health Care	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health CareSM Index.	ProFund Advisors LLC
ProFund VP Industrials	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index.	ProFund Advisors LLC
ProFund VP Large-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index.	ProFund Advisors LLC
ProFund VP Large-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index.	ProFund Advisors LLC
ProFund VP Mid-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index.	ProFund Advisors LLC
ProFund VP Mid-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index.	ProFund Advisors LLC
ProFund VP Real Estate	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real EstateSM Index.	ProFund Advisors LLC
ProFund VP Small-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index®.	ProFund Advisors LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.	ProFund Advisors LLC
ProFund VP Telecommunications	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select TelecommunicationsSM Index.	ProFund Advisors LLC
ProFund VP Utilities	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index.	ProFund Advisors LLC
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
QMA LLC formerly known as Quantitative Management Associates LLC.
LIMITATIONS WITH OPTIONAL BENEFITS
As a condition to your participating in certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re balancing. We call the second group (Group II) our “Custom Portfolios Program.” The Custom Portfolios Program offers a larger menu of Portfolios, but you are subject to certain other restrictions. Specifically:

▪
you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, and/or the AST Prudential Core Bond Portfolio); and

▪	you may allocate up to 80% in the portfolios listed in the table below; and

▪
on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

▪
between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and

▪
if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.
In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively. Please note that the DCA Market Value Adjustment Options described later in this section are also available if you elect an optional benefit.

Group I: Allowable Benefit Allocations

Highest Daily Lifetime Income v2.1	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income v2.1	AST Advanced Strategies Portfolio
Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime Income 2.0	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator	AST Capital Growth Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income 2.0	AST Fidelity Institutional AM® Quantitative Portfolio
Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit	AST Goldman Sachs Multi-Asset Portfolio
Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit	AST J.P. Morgan Global Thematic Portfolio
Highest Daily Lifetime Income	AST J.P. Morgan Strategic Opportunities Portfolio
Highest Daily Lifetime Income with Lifetime Income Accelerator	AST MFS Growth Allocation Portfolio
Spousal Highest Daily Lifetime Income	AST Preservation Asset Allocation Portfolio
Highest Daily Lifetime 6 Plus	AST Prudential Growth Allocation Portfolio
Highest Daily Lifetime 6 Plus with LIA	AST T. Rowe Price Asset Allocation Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Wellington Management Hedged Equity Portfolio
GRO Plus II
Highest Daily GRO II
Highest Anniversary Value Death Benefit
Combination 5% Roll-Up and HAV Death Benefit
Group II: Custom Portfolios Program

Highest Daily Lifetime Income	AST Academic Strategies Asset Allocation Portfolio
Highest Daily Lifetime Income with Lifetime Income Accelerator	AST Advanced Strategies Portfolio
Spousal Highest Daily Lifetime Income	AST AllianzGI World Trends Portfolio
Highest Daily Lifetime 6 Plus	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime 6 Plus with LIA	AST BlackRock Global Strategies Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST BlackRock Low Duration Bond Portfolio
GRO Plus II	AST BlackRock/Loomis Sayles Bond Portfolio
Highest Daily GRO II	AST Capital Growth Asset Allocation Portfolio
Highest Anniversary Value Death Benefit	AST ClearBridge Dividend Growth Portfolio
Combination 5% Roll-Up and HAV Death Benefit	AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Emerging Markets Equity Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
Profund VP Consumer Goods
Profund VP Consumer Services
Profund VP Financials
Profund VP Health Care
Profund VP Industrials
Profund VP Large-Cap Growth
Profund VP Large-Cap Value
Profund VP Mid-Cap Growth
Profund VP Mid-Cap Value
Profund VP Real Estate
Profund VP Small-Cap Growth
Profund VP Small-Cap Value
Profund VP Telecommunications
Profund VP Utilities
MARKET VALUE ADJUSTMENT OPTIONS
When you allocate your Account Value to an MVA Option, you earn a fixed rate of interest as long as you remain invested for a set period of time called a Guarantee Period. Amounts in MVA Options are supported by our general account and subject to our claims paying ability. Please see “Other Information” later in this prospectus for additional information about our general account. There are two types of MVA Options available under each Annuity – the Long-Term MVA Options and the DCA MVA Options. If you elect an optional living benefit, only the DCA MVA Option will be available to you. We discuss each MVA Option below. In brief, under the Long-Term MVA Options, you earn interest over a multi-year time period that you have selected. Currently, the Guarantee Periods we offer are 3 years, 5 years, 7 years, and 10 years. We reserve the right to eliminate any or all of these Guarantee Periods or offer Guarantee Periods of different durations. Under the DCA MVA Options, you earn interest over a 6 month or 12 month period while your Account Value in that option is systematically transferred monthly to the Sub-accounts you have designated.
For the Long-Term MVA Option, a Guarantee Period for an MVA Option begins:

▪	when all or part of a Purchase Payment is allocated to that MVA Option;

▪	upon transfer of any of your Account Value to a Long-Term MVA Option for that particular Guarantee Period; or

▪	when you “renew” an MVA Option into a new Guarantee Period.
RATES FOR MVA OPTIONS
We do not have a single method for determining the fixed interest rates for the MVA Options. In general, the interest rates we offer for MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the MVA Option, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
The interest rate credited to an MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the various Guarantee Periods. At the time that we confirm your MVA Option, we will advise you of the interest rate in effect and the date your MVA Option matures. We may change the rates we credit to new MVA Options at any time. To inquire as to the current rates for the MVA Options, please call 1-888-PRU-2888. MVA Options may not be available in all States and are subject to a minimum rate which may vary by state. Currently, the MVA Options are not available in the States of Illinois, Iowa and Oregon.

To the extent permitted by law, we may establish different interest rates for MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use DCA MVA Options.
For any MVA Option, you will not be permitted to allocate or renew to the MVA Option if the Guarantee Period associated with that MVA Option would end after your Latest Annuity Date. Thus, for example, we would not allow you to start a new Guarantee Period of 5 years if the Owner/Annuitant were aged 94, because the 5 year period would end after the Latest Annuity Date.
MARKET VALUE ADJUSTMENT
With certain exceptions, if you transfer or withdraw Account Value from an MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”. We assess an MVA (whether positive or negative) upon:

▪
any surrender, partial withdrawal (including a systematic withdrawal, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of an MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

▪	your exercise of the Free Look right under your Annuity, unless prohibited by state law.

We will NOT assess an MVA (whether positive or negative) in connection with any of the following:

▪
partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;

▪	transfers or partial withdrawals from an MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the MVA Option;

▪	transfers made in accordance with our 6 or 12 Month DCA Program;

▪	when a Death Benefit is determined;

▪	deduction of a Annual Maintenance Fee for the Annuity;

▪	Annuitization under the Annuity; and

▪	transfers made pursuant to a mathematical formula used with an optional benefit (e.g., Highest Daily Lifetime Income v2.1).
The amount of the MVA is determined according to the formulas set forth in Appendix H. We use one formula for the Long-Term MVA Option and another formula for the DCA MVA Option. In general, the amount of the MVA is dependent on the difference between interest rates at the time your MVA Option was established and current interest rates for the remaining Guarantee Period of your MVA Option. For the Long-Term MVA Option, as detailed in the formula, we essentially (i) divide the current interest rate you are receiving under the Guarantee Period by the interest rate we are crediting for a Guarantee Period equal in duration to the time remaining under the Guarantee Period (plus a “Liquidity Factor” as defined below) and (ii) raise that quotient by a mathematical power that represents the time remaining until the maturity of the Guarantee Period. That result produces the MVA factor. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 or .25%. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the MVA Option. If we have no interest rate for a Guarantee Period equal in duration to the time remaining under the Guarantee Period, we may use certain US Treasury interest rates to calculate a proxy for that interest rate. All else being equal, the longer the time remaining until the maturity of the MVA Option from which you are making the withdrawal, the larger the mathematical power that is applied to the quotient in (i) above, and thus the larger the MVA itself. The formula for the DCA MVA Option works in a similar fashion, including the Liquidity Factor described above, except that both interest rates used in the MVA formula are derived directly from the Federal Reserve’s “Constant Maturity (CMT) rate.” Under either formula, the MVA may be positive or negative, and a negative MVA could result in a loss of interest previously earned as well as some portion of your Purchase Payments.
LONG-TERM MVA OPTIONS
We offer Long-Term MVA Options, offering a range of durations. When you select this option, your payment will earn interest at the established rate for the applicable Guarantee Period. A new Long-Term MVA Option is established every time you allocate or transfer money into a Long-Term MVA Option. You may have money allocated in more than one Guarantee Period at the same time. This could result in your money earning interest at different rates and each Guarantee Period maturing at a different time. While the interest rates we credit to the Long-Term MVA Options may change from time to time, the minimum interest rate is what is set forth in your Annuity.
We retain the right to limit the amount of Account Value that may be transferred into a new or out of an existing Long-Term MVA Option and/or to require advance notice for transfers exceeding a specified amount. In addition, we reserve the right to limit or restrict the availability of certain Guarantee Periods from time to time.
DCA MVA OPTIONS
In addition to the Long-Term MVA Options, we offer DCA MVA Options that are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA MVA Options for the 6 month or 12 month period. A dollar cost averaging program does not assure a profit, or protect against a loss. For a complete description of our 6 or 12 month DCA Program, see the applicable section of this prospectus within “Managing Your Account Value.” For information about how the amount of an MVA is calculated if you transfer or withdraw Account Value prior to the end of the applicable Guarantee Period, see “Market Value Adjustment” in “Investment Options.”
GUARANTEE PERIOD TERMINATION
An MVA Option ends on the earliest of (a) the “Maturity Date” of the Guarantee Period; (b) the date the entire amount in the MVA Option is withdrawn or transferred; (c) the Annuity Date; (d) the date the Annuity is surrendered, and (e) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. “Annuity Date” means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
We will notify you before the end of the Guarantee Period. You may elect to have the value of the Long-Term MVA Option on its Maturity Date transferred to any Investment Option, including any Long-Term MVA Option, we then make available. If we do not receive instructions from you in Good Order at our Service Office before the Maturity Date of the Long-Term MVA Option, regarding how the Account Value in your maturing Long-Term MVA Option is to be allocated, we will allocate the Account Value in the maturing Long-Term MVA Option to the AST Government Money Market Sub-account, unless the Maturity Date is the Annuity Date. We will not assess an MVA if you choose to renew an MVA Option on its Maturity Date or transfer the Account Value to another Investment Option on the Maturity Date (or at any time during the 30 days immediately preceding the Maturity Date).

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Renewals or transfers of Account Value from an MVA Option within the 30 days immediately preceding the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis, and then from the MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is due. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.
Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Unadjusted Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the MVA Options equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value (which includes the effect of any MVA) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity’s basic Death Benefit (as described in the “Minimum Death Benefit” subsection in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Charges for Optional Benefits: If you elect to purchase optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the optional benefit (as described in “Optional Living Benefits” later in this prospectus) and the risk that persons we guarantee living benefits to will live longer than our assumptions. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Unadjusted Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1%.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.
MVA OPTION CHARGES
No specific fees or expenses are deducted when determining the rates we credit to an MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to an MVA Option.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY
Please note that this Annuity is no longer available for new sales. The information provided in this section is for informational purposes only.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000 for the Advisor Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your financial professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner’s death. In addition, the broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.

Additional Purchase Payments: If allowed by applicable state law, currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.
Additional Purchase Payments will be allocated to the Investment Options according to your instructions. If you have not provided any allocation instructions with the additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
If you have elected a living benefit where we currently limit additional Purchase Payments received after the first anniversary of the benefit effective date to $50,000 in each benefit year, we will permit contributions into your SEP Annuity contract up to the annual IRS limits. For additional information regarding the IRS limits applicable to SEP Annuity contracts see “Qualified Annuities” section in “Tax Considerations” for additional information.
For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

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if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the “Living Benefits” section later in this prospectus for further information on additional Purchase Payments.
Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000 as described in more detail in “Initial Purchase Payment,” above.
DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

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Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse, unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B.
For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 ½ (72 for those who would have reached age 70 ½ after 2019). However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Auto Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or systematic withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

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If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant.   If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary Annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to any MVA Option upon your exercise of the Free Look, we will calculate, to the extent allowed by applicable state law, any applicable MVA with a zero “liquidity factor”. See the section of this prospectus entitled “Market Value Adjustment Options.”
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the MVA Options.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective when received at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

▪	a new Annuitant prior to the Annuity Date if the Owner is an entity;

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a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪	any permissible designation change if the change request is received at our Service Office after the Annuity Date;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits. Please see Appendix C for Special Contract Provisions for Annuities Issued in Certain States.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the non-Owner ex-spouses. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax adviser regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAMS
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)
The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available in all states or with certain benefits or programs. Currently, the DCA MVA Options are not available in the States of Illinois, Iowa and Oregon.
Criteria for Participating in the Program

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If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

▪	You may only allocate Purchase Payments to the DCA MVA Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.

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As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.

▪	We impose no fee for your participation in the 6 or 12 Month DCA Program.

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You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account, unless restricted due to benefit election.

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We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.

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The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

Details Regarding Program Transfers

▪	Transfers made under this program are not subject to any MVA.

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Any partial withdrawals, transfers, or fees deducted from the DCA MVA Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.

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6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.

▪	We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

▪	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

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If you are not participating in an optional benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional benefit, we will allocate amounts transferred out of the DCA MVA Options in the following manner: (a) if you are participating in the Custom Portfolios Program, we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional benefit and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account used with the optional benefit (although the DCA MVA Option is treated as a “Permitted Sub-account” for purposes of transfers made by any predetermined mathematical formula associated with the optional benefit).

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If you are participating in an optional benefit and also are participating in the 6 or 12 Month DCA Program, and the pre-determined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the applicable AST bond portfolio Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.

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If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.
AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT
This Annuity is intended to be used where you have engaged your own investment advisor to provide advice regarding the allocation of your Account Value. That investment advisor may be a firm or person appointed by us, or whose affiliated broker-dealer is appointed by us, as authorized sellers of the Annuity. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. To be eligible to take any action with respect to your Annuity, an investment advisor must meet our standards. These standards include, but are not limited to, restricting the amount of the advisor’s fee that the advisor can deduct from your account to a specified percentage of your Account Value (this fee cap may change periodically at our discretion). In general, we reserve the right to change these standards at any time. Although we impose these standards, you bear the responsibility for choosing a suitable investment advisor.
We do not offer advice about how to allocate your Account Value. As such, we are not responsible for any recommendations your investment advisor makes, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf. Moreover, if you participate in an optional living benefit that transfers Account Value under a pre-determined mathematical formula, you and your investment advisor should realize that such transfers will occur as dictated solely by the formula, and may or may not be in accord with the investment program being pursued by your investment advisor. As one possible example, prompted by a decline in the value of your chosen Sub-accounts, the formula might direct a transfer to an AST bond portfolio – even though your advisor’s program might call for an increased investment in equity Sub-accounts in that scenario.

We are not a party to the agreement you have with your investment advisor, and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor’s fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity that among other things reflect advisory fees deducted from your Account Value. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services.
Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor’s fee, such fee deduction will be treated as a withdrawal. A withdrawal can have many consequences, particularly if you are participating in certain optional living benefits and/or optional death benefits. For example, as with any other withdrawal from your Annuity, you may incur adverse tax consequences upon the deduction of your advisor’s fee from your Annuity. In addition, a withdrawal generally may also reduce the level of various living and death benefit guarantees provided.
Please note that the investment restrictions for certain optional living and death benefits, and/or the investment in certain assets allocation sub-accounts, may limit or preclude the investment advisor’s ability to deduct advisory fees from your Annuity. For example, if you elect any Highest Daily Lifetime Income v2.0 benefit, we will not allow your investment advisor to deduct fees from your Annuity (although you may pay your advisor in some other manner).
Special Rules for Distributions to Pay Advisory Fees
We treat partial withdrawals to pay advisory fees as taxable distributions unless your Annuity is being used in conjunction with a “qualified” retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code). However, if your Annuity has an optional benefit that is ineligible for advisory fee deduction, and if you take partial withdrawals from such Annuity to pay advisory fees, such partial withdrawals will be considered taxable distributions for all contracts, including the “qualified” retirement plans enumerated above.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
Unless you direct us otherwise, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your financial professional has this authority, we deem that all such transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Restrictions On Transfers Between Investment Options”. We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your financial professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf.  In the event you do not wish that your financial professional have this authority, please contact us immediately.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula the former type of transfer (i.e., a transfer that you initiate).
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund portfolio and/or the AST Government Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., the Sub-accounts corresponding to the AST Government Money Market Portfolio or ProFunds VP portfolios), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the AST Government Money Market Sub-account, or a Sub-account corresponding to a ProFund portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto rebalancing or under a pre-determined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Government Money Market Sub-account and/or a ProFund VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to effect transfers on a delayed basis for all Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits and may impose an MVA. Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you have an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See “Living Benefits” later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½ , you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable MVA.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪	Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

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If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount or LIA Amount (only applicable to a Lifetime Income Accelerator benefit) and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

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If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.

▪	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

▪	If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% additional tax.
Please note that if a withdrawal under 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Living Benefits” for further information relating to Required Minimum Distributions if you own a living benefit.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see “Living Benefits – Highest Daily Lifetime Income v2.1 Benefit – Required Minimum Distributions.”

SURRENDERS
SURRENDER VALUE
During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable tax charges, any applicable optional benefit charge, and any Annual Maintenance Fee.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.

ANNUITY OPTIONS
Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of the period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

▪
Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪
Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of a second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

▪
Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of a second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

LIVING BENEFITS
Pruco Life offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits at any time for new elections. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

▪	protecting a principal amount from decreases in value due to investment performance;

▪	guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or

▪	providing spousal continuation of certain benefits.

We currently offer the following “living benefits”:
▪    Highest Daily Lifetime Income v2.1
▪    Spousal Highest Daily Lifetime Income v2.1
▪    Highest Daily Lifetime Income v2.1 With Highest Daily Death Benefit
▪    Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit

The following “living benefits” are available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm:
▪    Highest Daily Guaranteed Return Option II (HD GRO II)
▪    Guaranteed Return Option Plus II (GRO PLUS II)

We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:
▪    Highest Daily Lifetime Income 2.0
▪    Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator
▪    Spousal Highest Daily Lifetime Income 2.0
▪    Highest Daily Lifetime Income 2.0 With Highest Daily Death Benefit
▪    Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit

Offered from January 24, 2011 to August 19, 2012:
▪    Highest Daily Lifetime Income
▪    Highest Daily Lifetime Income with Lifetime Income Accelerator
▪    Spousal Highest Daily Lifetime Income
Offered from March 15, 2010 to January 23, 2011:
▪    Highest Daily Lifetime 6 Plus Income
▪    Highest Daily Lifetime 6 Plus Income with Lifetime Income Accelerator
▪    Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix E for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix D for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix C for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the “Permitted Sub-accounts” – see “Investment Options” for lists of Permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-account. Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain “Permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the applicable AST bond portfolio Sub-account, and there is no guarantee that the applicable AST bond portfolio Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
Here is a general description of each kind of living benefit that exists under this Annuity:
Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.
Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts.
Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum

Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.
Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.
Termination of Existing Benefits and Election of New Benefits
If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes effective. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.
No Long-Term MVA Option is permitted if you elect any Optional Living Benefit. The DCA MVA Options are not available with GRO Plus II and HD GRO II. For Annuities purchased in Illinois, if you are currently invested in any Market Value Adjustment Options and/or are enrolled in the 6 or 12 Month DCA Program but wish to elect one of the Highest Daily Lifetime Income v2.1 Suite of benefits, at the time you elect such Highest Daily Lifetime Income v2.1 benefit, you will have to cancel your enrollment in the 6 or 12 Month DCA Program and reallocate your Account Value to the Investment Options permitted for such Highest Daily Lifetime Income v2.1 benefit (see “Investment Options – Group I Allowable Benefit Allocations”).
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Spousal Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit”.
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject, any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual
Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable MVA) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2019 to 12/31/2019	06/01/2019 to 05/31/2020	01/01/2020 to 12/31/2020
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2019 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2020 and 05/31/2020 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 – $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2020 .
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income v2.1

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the permitted elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v2.1
The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi)
you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v2.1” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix J (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪	The amount of time the benefit has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2)
Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“VV + VF”), where “VV” is the current Account Value of the elected Sub-accounts of the Annuity, and “VF” is the current Account Value of the elected Fixed Rate Options of the Annuity. We refer to this resulting value as the “Target Ratio” or “R”.

(3)	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L – B) / (VV + VF)
More specifically, the formula operates as follows:

(1)
We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix J) for that day by 5% and by the applicable Annuity Factor found in Appendix J. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)
Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2)
Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (VV + VF).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)
Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%

(3)
If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below

78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.
Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)
In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Unadjusted Account Value.
Other Important Information

▪
The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.

▪
While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.

▪	If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

▪
Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

▪
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

▪	If you are participating in a Highest Daily Lifetime Income v2.1 benefit and you are also participating in the 6 or 12 Month DCA Program, the following rules apply:

▪	DCA MVA Options are considered “Permitted Sub-accounts” for purpose of the Target Ratio calculation (“L”) described above.

▪	The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.

▪
The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account. Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.

▪	A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70  ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
Spousal Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Unadjusted Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”,

“Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit”.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v2.1, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

▪
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year’s Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3

▪	Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. When $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income v2.1

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under Spousal Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Spousal Highest Daily Lifetime Income v2.1
The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in a cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your Financial
Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii)
you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(viii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.

How Spousal Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted
Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT
Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income v2.1 with HD DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component, however, you may only elect HD DB with Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income v2.1 with HD DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 with HD DB (including no payment of the Highest Daily Death Benefit Amount). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” (including no payment of the Highest Daily Death Benefit).
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected

Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1 with HD DB.
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½;

4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.
While Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1 with HD DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Highest Daily Lifetime Income v2.1 with HD DB is elected on August 1 of the following calendar year

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HD DB

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).
Here is the calculation:
Annual Income Amount

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Highest Daily Death Benefit Amount

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
HD DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$1,433.40
Highest Daily Death Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable MVA) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income v2.1 with HD DB is elected on September 4 of the following calendar year

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HD DB

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1 with HD DB
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals Ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2019 to 12/31/2019	06/01/2019 to 05/31/2020	01/01/2020 to 12/31/2020
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2019 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2020 and 05/31/2020 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 – $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2020.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Highest Daily Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)	The Unadjusted Account Value on the current Valuation Day; and

(2)	The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,
▪increased by any Purchase Payments made on the current Valuation Day and,
▪reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the decedent and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that the Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income v2.1 with HD DB

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 with HD DB terminates, we will make no further payments of the Annual Income Amount (including no payment of the Highest Daily Death Benefit).

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income v2.1 with HD DB are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v2.1 with HD DB
The current charge for Highest Daily Lifetime Income v2.1 with HD DB is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1 with HD DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership requirements.
Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HD DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 with HD DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HD DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner (or Annuitant for if entity-owned annuities);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi)
you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 with HD DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HD DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v2.1” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 with HD DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT
Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HD DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 with HD DB is the spousal version of Highest Daily Lifetime Income v2.1 with HD DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component; however, you may only elect HD DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 with HD DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 with HD DB is not available if you elect any other optional living or death benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB (including no payment of the Highest Daily Death Benefit). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit”(including no payment of the Highest Daily Death Benefit).
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
 The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1 with HD DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.
While Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

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if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on August 1 of the following calendar year

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1 with HD DB

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).

Here is the calculation:
Annual Income Amount

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Highest Daily Death Benefit Amount

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
HD DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$2,002.36
Highest Daily Death Benefit Amount	$108,017.64
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

▪
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year’s Annual Income Amount of $10,435.50

(adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HD DB. If you do not designate the withdrawal as Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable MVA) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3

▪	Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on September 4 of the following calendar year

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1 with HD DB

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1 with HD DB
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HD DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Daily Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.

Highest Daily Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)	The Unadjusted Account Value on the current Valuation Day; and

(2)	The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

▪	increased by any Purchase Payments made on the current Valuation Day and,

▪	reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income v2.1 with HD DB

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

▪
Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HD DB benefit are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

▪
Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HD DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB
The current charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB is 1.60% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.40% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 with HD DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HD DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50-79 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HD DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HD DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii)
upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Unadjusted Account Value on the date of death;

(iii)	upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)	your termination of the benefit;

(v)	your surrender of the Annuity;

(vi)	when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii)	both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(viii)
you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or

(ix)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HD DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v2.1 above.
GUARANTEED RETURN OPTION Plus II (GRO Plus II)
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return Option Plus II (GRO Plus II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Unadjusted Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Unadjusted Account Value will be not less than the Unadjusted Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may “manually” lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Unadjusted Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee, on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Unadjusted Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Unadjusted Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Unadjusted Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you “manually” locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of a pre-determined mathematical formula required with this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below “Key Feature - Allocation of Unadjusted Account Value”). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see “Annuity Options” for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.
In this section, we refer to a date on which the Unadjusted Account Value is guaranteed to be present as the “Maturity Date”. If the Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolio Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program.
Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.
The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.
If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Unadjusted Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Unadjusted Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

▪	An enhanced guarantee amount of $350,000 is locked in on December 1, 2011

▪	The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000
If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Unadjusted Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000.00
Divided by Unadjusted Account Value before withdrawal	$380,000.00
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Base guarantee amount	$173,680.00
Enhanced guarantee amount	$303,940.00

Key Feature – Allocation of Unadjusted Account Value For GRO Plus II (and Highest Daily GRO II, if elected prior to July 16, 2010)
We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect GRO Plus II and Highest Daily GRO Plus II (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the “Permitted Sub-accounts.”
GRO Plus II and HD GRO II use a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Unadjusted Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new Guarantee Periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the “current liability” may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Unadjusted Account Value into an AST bond portfolio Sub-account, despite the fact that your Unadjusted Account Value had increased.
In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the

AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts.
This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

▪
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the recovery, e.g. more of the Unadjusted Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on any Valuation Day thereafter as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.
GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Unadjusted Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest Annuity Date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Unadjusted Account Value upon termination of the benefit.

If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Unadjusted Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Unadjusted Account Value” above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Unadjusted Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.
Special Considerations under GRO Plus II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No MVA Options may be in effect as of the date that you elect to participate in the benefit, nor may you add such allocations after you have acquired the benefit.

▪	Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Unadjusted Account Value by us on a Maturity Date will not be treated as “investment in the contract” for income tax purposes.

▪
Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

▪	As the time remaining until the applicable Maturity Date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a Maturity Date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY® GUARANTEED RETURN OPTION II (HD® GRO II)
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily Guaranteed Return Option II (HD GRO II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Unadjusted Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Unadjusted Account Value is guaranteed as the “Maturity Date” for that guarantee. HD GRO II will not create a guarantee if the Maturity Date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable Maturity Date(s). However, due to the ongoing monitoring of your Unadjusted Account Value, and the transfer of Unadjusted Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Unadjusted Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Unadjusted Account Value on the day that the HD GRO II benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Unadjusted Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Unadjusted Account Value ten years after that benefit anniversary will be no less than the highest daily Unadjusted Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Unadjusted Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Unadjusted Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments and withdrawals.
If the Unadjusted Account Value on the Maturity Date is less than the guaranteed amount, we will contribute funds from our general account to bring your Unadjusted Account Value up to the guaranteed amount. If the Maturity Date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Unadjusted Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Unadjusted Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.
We increase the amount of each guarantee that has not yet reached its Maturity Date, as well as the highest daily Unadjusted Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment made prior to the applicable Maturity Date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Unadjusted Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit. Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Unadjusted Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

▪	An additional guarantee amount of $350,000 is locked in on December 1, 2011

▪	The Unadjusted Account Value immediately prior to the withdrawal is equal to $380,000
If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Unadjusted Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000.00
Divided by Unadjusted Account Value before withdrawal	$380,000.00
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Initial guarantee amount	$173,680.00
Additional guarantee amount	$303,940.00
 Key Feature – Allocation of Unadjusted Account Value
We limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Unadjusted Account Value, by transferring it to a more stable option

(i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Unadjusted Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Unadjusted Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix I of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Unadjusted Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Unadjusted Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Unadjusted Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Unadjusted Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Unadjusted Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Unadjusted Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Unadjusted Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Unadjusted Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Unadjusted Account Value (adjusted for withdrawals, additional Purchase Payments, as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Unadjusted Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Unadjusted Account Value held within the AST bond portfolio Sub-account and to your Unadjusted Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Unadjusted Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

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March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

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On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Unadjusted Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Unadjusted Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Unadjusted Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Unadjusted Account Value may be higher at the beginning of the market recovery, e.g. more of the Unadjusted Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Unadjusted Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on Valuation Day thereafter as long as the benefit is available, provided that your Unadjusted Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Unadjusted Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Unadjusted Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest Annuity Date, or (d) upon full surrender of the

Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Unadjusted Account Value upon termination of the benefit.
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Permitted Investment Options that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Unadjusted Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Unadjusted Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Unadjusted Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Unadjusted Account Value” section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Unadjusted Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪	Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section.

▪	Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Unadjusted Account Value by us on a Maturity Date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable Maturity Date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Unadjusted Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the Maturity Date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death”. Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the Death Benefit may be impacted by the Insurance Charge and may be subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Death Benefit in connection with an optional living benefit).
Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB and Spousal Highest Daily Lifetime Income 2.0 with HD DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Unadjusted Account Value. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB or Spousal Highest Daily Lifetime Income 2.0 with HD DB, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit, Highest Daily Lifetime Income v2.1 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB or Spousal Highest Daily Lifetime Income 2.0 with HD DB even though during the suspension period your Death Benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
MINIMUM DEATH BENEFIT
The Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:

▪
The sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND

▪	Your Unadjusted Account Value.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day).
Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:

▪
The Unadjusted Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND

▪	The Unadjusted Account Value on Due Proof of Death of the assuming spouse.
With respect to Highest Daily Lifetime Income v2.1 with HD DB, Highest Daily Lifetime Income 2.0 with HD DB, Spousal Highest Daily Lifetime Income v2.1 with HD DB and Spousal Highest Daily Lifetime Income 2.0 with HD DB:

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If the Highest Daily Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.

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If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse’s 80th birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80th birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse’s Death Benefit will equal the basic Death Benefit.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 Year Deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪	as a lump sum payment; or

▪
as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” unless you have made an election prior to Death Benefit proceeds becoming due

Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

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If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.

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If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70½ after such date), whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

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If you die before a designated Beneficiary is named, the Death Benefit must be paid out by the Qualified Five-Year Deadline For Annuities. Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

For deaths occurring before 2020 and for more information on the impact of the SECURE Act, see the “Tax Considerations” section.
A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See “Tax Considerations” and consult your tax advisor.
Beneficiary Continuation Option
Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities. This option is different from the “Beneficiary Annuity because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

Under the Beneficiary Continuation Option:

▪	The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).

▪	The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.

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Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

▪
Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪
The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

▪	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.

▪	The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪	No MVA Options will be offered for Beneficiary Continuation Options.

▪	No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.

▪	The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.

▪
The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.

▪
Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

▪
If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional purchase payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing your Annuity” earlier in this prospectus. With respect to your Additional Purchase Payments that are pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions”.
Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We are generally required by law to pay any death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.
Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to   1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ Internet website (www.prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut off” message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.
 Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable.  Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to Pruco Life Insurance Company by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to an additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments , surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:

▪	the amount is paid on or after you reach age 59½;

▪	the amount is paid on or after the death of you (or the death of the Annuitant when the owner is not an individual);

▪	the amount received is attributable to your becoming disabled (as defined in the Code);

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or

▪
the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons . At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2020 the contribution limit is $6,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. Beginning in 2020, there is no longer an age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪
The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

▪
The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal additional tax described below ;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $57,000 in 2020 , or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2020, this limit is $285,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $19,500 in 2020 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020 . These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

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“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,500 in 2020. I ndividuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date ) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by t he Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.

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Prior law. Under prior law, if an employee under an employer sponsored plan or IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

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The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed by December 31 st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.  A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
The new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

▪	For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

OTHER INFORMATION
PRUCO LIFE AND THE SEPARATE ACCOUNT
Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income 2.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudentialannuities.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2019 , non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
With the MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the MVA Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2019, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $25,000.00 to $836,969.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, and Auto Rebalancing in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2019) received compensation with respect to our annuity business generally during 2019 (or as to which a payment amount was accrued during 2019). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2019 retrospective depiction. During 2019, non-cash compensation received by Firms and Entities ranged from $1.00 to $433,912.73. During 2019, cash compensation received by Firms ranged from $1.10 to $18,272,777.70.

All of the Firms and Entities listed below received non-cash compensation during 2019. In addition, Firms in bold also received cash compensation during 2019.

1st Global Capital Corp.	FSC Securities Corp.	People's Securities
Acorn Financial Corporation	Garden State Securities, Inc.	Pinnancle Investments, LLC
Advisor Group	Geneos Wealth Management, Inc.	PlanMember Securities Corp.
Aegon Transamerica	Goldman Sachs & Co.	PNC Investments, LLC
ALHA	Gradient Securities, LLC	Presidential Brokerage
Allianz	Guardian	Principal Financial Services, Inc.
Allen & Company of Florida, Inc.	GWN Securities, Inc.	ProEquities
Allstate Financial Srvcs, LLC	H. Beck, Inc.	Prospera Financial Services, Inc.
AMERICAN PORTFOLIO FIN SV CS INC	H.D. Vest Investment	Prudential Annuities
Ameritas Investment Corp.	Hantz Financial Services,Inc.	Purshe Kaplan Sterling Investments
AON	Harbour Investment, Inc.	Raymond James Financial Svcs
AQR Capital Management	Hornor, Townsend & Kent, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	HSBC	RNR Securities, L.L.C.
AXA Advisors, LLC	Independent Financial Grp, LLC	Robert W. Baird & Co., Inc.
BBVA Securities, Inc.	Infinex Financial Group	Royal Alliance Associates
Ballew Investments	Investacorp	SAGEPOINT FINANCIAL, INC.
BB&T Investment Services, Inc.	J.J.B. Hilliard Lyons, Inc.	Scott & Stringfellow
BCG Securities, Inc.	J.P. Morgan	Securian Financial Svcs, Inc.
Berthel Fisher & Company	J.W. Cole Financial, Inc.	Securities America, Inc.
BFT Financial Group, LLC	Janney Montgomery Scott, LLC.	Securities Service Network
BlackRock Financial Management Inc.	Jennison Associates, LLC	Sigma Financial Corporation
Cadaret, Grant & Co., Inc.	Kestra Financial, Inc.	SA Stone Wealth Management
Calton & Associates, Inc	KEY INVESTMENT SERVICES LLC	Stifel Nicolaus & Co.
Cambridge Investment Research, Inc.	KMS Financial Services, Inc.	STRATEGIC FIN ALLIANCE INC
CAPE SECURITIES, INC.	Kovack Securities, Inc.	Sunbelt Securities, Inc.
Capital Analysts	Legg Mason	SunTrust Investment Services, Inc.
Capital Financial Services	Lincoln Financial Advisors	SWBC Investment Services
Capital Investment Group, Inc.	Lincoln Financial Securities Corporation	T. Rowe Price Group, Inc.
Cary Street Partners	Lincoln Investment Planning	TFS Securities, Inc.
Centaurus Financial, Inc.	Lion Street	The Ayco Company, LP.
Cetera Advisor Network LLC	LPL Financial Corporation	The Investment Center
CFD Investments, Inc.	M&T Securities	The O.N. Equity Sales Co.
Chesapeake Brokerage, LLC.	M Holdings Securities, Inc	The Prudential Insurance Company of America
Citigroup Global Markets Inc.	Merrill Lynch, P,F,S	TransAmerica Financial Advisors, Inc.
Citizens Securities, Inc.	Mercer Allied Company L.P.	Triad Advisors, Inc.
COMERICA SECURITIES, INC.	MML Investors Services, Inc.	UBS Financial Services, Inc.
Commonwealth Financial Network	Money Concepts Capital Corp.	Umpqua Investments
Comprehensive Asset Management	Morgan Stanley Smith Barney	United Planners Fin. Serv.
Crown Capital Securities, L.P.	Mutual of Omaha Bank	US Bank
Crump	National Securities Corp.	VOYA Financial Advisors
CUNA Brokerage Svcs, Inc.	New York Life Insurance Company	WADDELL & REED INC.
CUSO Financial Services, L.P.	Newbridge Securities Corp.	Wellington Asset Mgt.
David Lerner and Associates	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Edward Jones & Co.	North Ridge Securities Corp.	WELLS FARGO ADVISORS LLC - WEALTH
Equity Services, Inc.	OneAmerica Securities, Inc.	Wells Fargo Investments LLC
Fidelity Investments	OPPENHEIMER & CO, INC.	Woodbury Financial Services
FTB Advisors, Inc.	Packerland Brokerage Svcs,Inc	World Equity Group, Inc.
Fortune Financial Services, Inc.	Park Avenue Securities, LLC
Founders Financial Securities, LLC	Parkland Securities
The Firms listed below received cash compensation during 2019 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES
As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit Value corresponding to each combination of such contract features.
Here, we set forth the historical Unit Values corresponding to the lowest charge level and the highest charge level. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown. In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit Values corresponding to the remaining charge levels. This information reflects Sub-Account names as of December 31, 2019. Please refer to the Variable Investment Options section of the prospectus for information on name changes.

A-1

PREMIER RETIREMENT ADVISOR SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96884	$10.91855	74,477
01/01/2011 to 12/31/2011	$10.91855	$10.56970	337,702
01/01/2012 to 12/31/2012	$10.56970	$11.83261	412,807
01/01/2013 to 12/31/2013	$11.83261	$12.94119	424,083
01/01/2014 to 12/31/2014	$12.94119	$13.36150	380,175
01/01/2015 to 12/31/2015	$13.36150	$12.86039	323,910
01/01/2016 to 12/31/2016	$12.86039	$13.60001	301,350
01/01/2017 to 12/31/2017	$13.60001	$15.22751	276,351
01/01/2018 to 12/31/2018	$15.22751	$13.91131	260,548
01/01/2019 to 12/31/2019	$13.91131	$16.05594	235,316
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97953	$11.02556	104,954
01/01/2011 to 12/31/2011	$11.02556	$10.97730	228,928
01/01/2012 to 12/31/2012	$10.97730	$12.40699	460,607
01/01/2013 to 12/31/2013	$12.40699	$14.38162	491,660
01/01/2014 to 12/31/2014	$14.38162	$15.17602	504,362
01/01/2015 to 12/31/2015	$15.17602	$15.21370	548,163
01/01/2016 to 12/31/2016	$15.21370	$16.20524	553,699
01/01/2017 to 12/31/2017	$16.20524	$18.84411	575,571
01/01/2018 to 12/31/2018	$18.84411	$17.63685	551,332
01/01/2019 to 12/31/2019	$17.63685	$21.37399	537,662
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98861	$10.91062	80,329
01/01/2011 to 12/31/2011	$10.91062	$10.65343	184,877
01/01/2012 to 12/31/2012	$10.65343	$11.68426	292,467
01/01/2013 to 12/31/2013	$11.68426	$13.06539	297,534
01/01/2014 to 12/31/2014	$13.06539	$13.66127	303,884
01/01/2015 to 12/31/2015	$13.66127	$13.56358	464,658
01/01/2016 to 12/31/2016	$13.56358	$14.13851	435,160
01/01/2017 to 12/31/2017	$14.13851	$16.34324	460,018
01/01/2018 to 12/31/2018	$16.34324	$14.96851	435,944
01/01/2019 to 12/31/2019	$14.96851	$17.57274	406,966
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99955	$10.19183	7,263
01/01/2014 to 12/31/2014	$10.19183	$9.81901	42,299
01/01/2015 to 12/31/2015	$9.81901	$8.24911	156,644
01/01/2016 to 12/31/2016	$8.24911	$9.30035	260,888
01/01/2017 to 12/31/2017	$9.30035	$12.48182	1,009,577
01/01/2018 to 12/31/2018	$12.48182	$10.05993	1,152,042
01/01/2019 to 12/31/2019	$10.05993	$11.78597	1,259,608
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99955	$11.72588	14,893
01/01/2014 to 12/31/2014	$11.72588	$13.19717	46,184
01/01/2015 to 12/31/2015	$13.19717	$13.35121	173,611
01/01/2016 to 12/31/2016	$13.35121	$14.69891	247,796
01/01/2017 to 12/31/2017	$14.69891	$17.85383	365,144
01/01/2018 to 12/31/2018	$17.85383	$16.31095	459,837
01/01/2019 to 12/31/2019	$16.31095	$19.88371	490,050

A-2

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98980	$10.87633	25,699
01/01/2011 to 12/31/2011	$10.87633	$10.68503	183,634
01/01/2012 to 12/31/2012	$10.68503	$11.95204	311,752
01/01/2013 to 12/31/2013	$11.95204	$13.98393	375,566
01/01/2014 to 12/31/2014	$13.98393	$14.81389	387,296
01/01/2015 to 12/31/2015	$14.81389	$14.80258	500,904
01/01/2016 to 12/31/2016	$14.80258	$15.64832	512,451
01/01/2017 to 12/31/2017	$15.64832	$17.88213	534,929
01/01/2018 to 12/31/2018	$17.88213	$16.90589	504,076
01/01/2019 to 12/31/2019	$16.90589	$20.07748	473,956
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99955	$9.23573	77,994
01/01/2012 to 12/31/2012	$9.23573	$10.27765	185,128
01/01/2013 to 12/31/2013	$10.27765	$11.33041	207,257
01/01/2014 to 12/31/2014	$11.33041	$11.81961	269,412
01/01/2015 to 12/31/2015	$11.81961	$11.40201	255,034
01/01/2016 to 12/31/2016	$11.40201	$12.12852	261,266
01/01/2017 to 12/31/2017	$12.12852	$13.58310	250,598
01/01/2018 to 12/31/2018	$13.58310	$12.79499	212,832
01/01/2019 to 12/31/2019	$12.79499	$14.96675	241,288
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00897	$10.19767	16,423
01/01/2011 to 12/31/2011	$10.19767	$10.36935	322,974
01/01/2012 to 12/31/2012	$10.36935	$10.79661	865,162
01/01/2013 to 12/31/2013	$10.79661	$10.50384	184,374
01/01/2014 to 12/31/2014	$10.50384	$10.43586	251,760
01/01/2015 to 12/31/2015	$10.43586	$10.42842	748,918
01/01/2016 to 12/31/2016	$10.42842	$10.54071	1,192,765
01/01/2017 to 12/31/2017	$10.54071	$10.66178	1,551,769
01/01/2018 to 12/31/2018	$10.66178	$10.68196	1,814,386
01/01/2019 to 12/31/2019	$10.68196	$11.11411	2,186,321
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00789	$10.47335	67,052
01/01/2011 to 12/31/2011	$10.47335	$10.74672	449,590
01/01/2012 to 12/31/2012	$10.74672	$11.68390	726,909
01/01/2013 to 12/31/2013	$11.68390	$11.40615	682,213
01/01/2014 to 12/31/2014	$11.40615	$11.82336	716,872
01/01/2015 to 12/31/2015	$11.82336	$11.51040	916,979
01/01/2016 to 12/31/2016	$11.51040	$11.93115	1,365,355
01/01/2017 to 12/31/2017	$11.93115	$12.38316	1,971,485
01/01/2018 to 12/31/2018	$12.38316	$12.23353	2,257,474
01/01/2019 to 12/31/2019	$12.23353	$13.28859	2,455,908
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97871	$10.95793	140,271
01/01/2011 to 12/31/2011	$10.95793	$10.63313	229,672
01/01/2012 to 12/31/2012	$10.63313	$12.02581	342,619
01/01/2013 to 12/31/2013	$12.02581	$14.67207	462,685
01/01/2014 to 12/31/2014	$14.67207	$15.61208	525,873
01/01/2015 to 12/31/2015	$15.61208	$15.60905	653,918
01/01/2016 to 12/31/2016	$15.60905	$16.58454	733,965
01/01/2017 to 12/31/2017	$16.58454	$19.44400	764,714
01/01/2018 to 12/31/2018	$19.44400	$18.13417	856,180
01/01/2019 to 12/31/2019	$18.13417	$22.04669	853,438

A-3

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99955	$11.77434	20,734
01/01/2014 to 12/31/2014	$11.77434	$13.30316	109,091
01/01/2015 to 12/31/2015	$13.30316	$12.75751	228,495
01/01/2016 to 12/31/2016	$12.75751	$14.57703	580,728
01/01/2017 to 12/31/2017	$14.57703	$17.16491	767,178
01/01/2018 to 12/31/2018	$17.16491	$16.25661	858,262
01/01/2019 to 12/31/2019	$16.25661	$21.18395	987,114
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97122	$11.67844	3,313
01/01/2011 to 12/31/2011	$11.67844	$11.02904	23,431
01/01/2012 to 12/31/2012	$11.02904	$13.90830	31,713
01/01/2013 to 12/31/2013	$13.90830	$14.43314	43,731
01/01/2014 to 12/31/2014	$14.43314	$16.35228	76,018
01/01/2015 to 12/31/2015	$16.35228	$16.24773	128,981
01/01/2016 to 12/31/2016	$16.24773	$16.30301	180,790
01/01/2017 to 12/31/2017	$16.30301	$17.97850	214,740
01/01/2018 to 12/31/2018	$17.97850	$17.03720	218,993
01/01/2019 to 12/31/2019	$17.03720	$21.20061	255,291
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96094	$11.92152	12,982
01/01/2011 to 12/31/2011	$11.92152	$12.63728	19,811
01/01/2012 to 12/31/2012	$12.63728	$14.49675	60,014
01/01/2013 to 12/31/2013	$14.49675	$14.86875	50,527
01/01/2014 to 12/31/2014	$14.86875	$19.35793	139,563
01/01/2015 to 12/31/2015	$19.35793	$20.18398	481,842
01/01/2016 to 12/31/2016	$20.18398	$21.03941	761,122
01/01/2017 to 12/31/2017	$21.03941	$22.23067	965,074
01/01/2018 to 12/31/2018	$22.23067	$21.05669	1,105,371
01/01/2019 to 12/31/2019	$21.05669	$27.47774	1,169,212
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97702	$11.14198	101,174
01/01/2011 to 12/31/2011	$11.14198	$10.91397	264,894
01/01/2012 to 12/31/2012	$10.91397	$12.00836	419,069
01/01/2013 to 12/31/2013	$12.00836	$13.70499	304,195
01/01/2014 to 12/31/2014	$13.70499	$14.05915	245,568
01/01/2015 to 12/31/2015	$14.05915	$14.12047	253,724
01/01/2016 to 12/31/2016	$14.12047	$14.64005	303,315
01/01/2017 to 12/31/2017	$14.64005	$16.95794	328,065
01/01/2018 to 12/31/2018	$16.95794	$15.55813	323,813
01/01/2019 to 12/31/2019	$15.55813	$18.56703	302,553
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98929	$10.82536	16,972
01/01/2011 to 12/31/2011	$10.82536	$10.71118	124,993
01/01/2012 to 12/31/2012	$10.71118	$11.73132	207,653
01/01/2013 to 12/31/2013	$11.73132	$12.81253	208,146
01/01/2014 to 12/31/2014	$12.81253	$13.25701	218,390
01/01/2015 to 12/31/2015	$13.25701	$13.06420	210,939
01/01/2016 to 12/31/2016	$13.06420	$13.67525	257,661
01/01/2017 to 12/31/2017	$13.67525	$15.27065	441,522
01/01/2018 to 12/31/2018	$15.27065	$14.11444	383,969
01/01/2019 to 12/31/2019	$14.11444	$16.28568	338,045

A-4

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96618	$11.62367	8,201
01/01/2011 to 12/31/2011	$11.62367	$11.71028	27,971
01/01/2012 to 12/31/2012	$11.71028	$13.47316	60,882
01/01/2013 to 12/31/2013	$13.47316	$18.59944	89,975
01/01/2014 to 12/31/2014	$18.59944	$19.82864	127,569
01/01/2015 to 12/31/2015	$19.82864	$18.63624	354,363
01/01/2016 to 12/31/2016	$18.63624	$23.03969	540,552
01/01/2017 to 12/31/2017	$23.03969	$25.70586	822,501
01/01/2018 to 12/31/2018	$25.70586	$21.96854	951,824
01/01/2019 to 12/31/2019	$21.96854	$26.79320	990,584
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99955	$9.95679	113,884
01/01/2011 to 12/31/2011	$9.95679	$9.90502	163,013
01/01/2012 to 12/31/2012	$9.90502	$9.85149	373,803
01/01/2013 to 12/31/2013	$9.85149	$9.79695	1,071,436
01/01/2014 to 12/31/2014	$9.79695	$9.74274	758,667
01/01/2015 to 12/31/2015	$9.74274	$9.68853	1,618,342
01/01/2016 to 12/31/2016	$9.68853	$9.63439	1,352,490
01/01/2017 to 12/31/2017	$9.63439	$9.61403	1,387,892
01/01/2018 to 12/31/2018	$9.61403	$9.68510	3,914,496
01/01/2019 to 12/31/2019	$9.68510	$9.79476	3,488,535
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98552	$10.88751	59,828
01/01/2011 to 12/31/2011	$10.88751	$11.17117	459,988
01/01/2012 to 12/31/2012	$11.17117	$12.65112	803,300
01/01/2013 to 12/31/2013	$12.65112	$13.48484	1,004,636
01/01/2014 to 12/31/2014	$13.48484	$13.75375	708,948
01/01/2015 to 12/31/2015	$13.75375	$13.19073	810,383
01/01/2016 to 12/31/2016	$13.19073	$15.13787	1,500,801
01/01/2017 to 12/31/2017	$15.13787	$16.17968	1,910,621
01/01/2018 to 12/31/2018	$16.17968	$15.77059	2,018,244
01/01/2019 to 12/31/2019	$15.77059	$18.08331	2,411,880
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99153	$10.74205	0
01/01/2011 to 12/31/2011	$10.74205	$10.23602	4,395
01/01/2012 to 12/31/2012	$10.23602	$11.89873	1,064
01/01/2013 to 12/31/2013	$11.89873	$16.55003	20,956
01/01/2014 to 12/31/2014	$16.55003	$18.72158	106,592
01/01/2015 to 12/31/2015	$18.72158	$17.15979	347,876
01/01/2016 to 12/31/2016	$17.15979	$20.45910	586,499
01/01/2017 to 12/31/2017	$20.45910	$24.25165	836,083
01/01/2018 to 12/31/2018	$24.25165	$20.70449	1,017,326
01/01/2019 to 12/31/2019	$20.70449	$26.66956	1,118,495
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.93038	$11.38764	16,066
01/01/2011 to 12/31/2011	$11.38764	$9.86148	40,033
01/01/2012 to 12/31/2012	$9.86148	$11.80465	40,608
01/01/2013 to 12/31/2013	$11.80465	$13.97695	44,017
01/01/2014 to 12/31/2014	$13.97695	$13.13220	155,058
01/01/2015 to 12/31/2015	$13.13220	$13.47109	519,080
01/01/2016 to 12/31/2016	$13.47109	$12.89093	782,918
01/01/2017 to 12/31/2017	$12.89093	$17.36165	1,094,727
01/01/2018 to 12/31/2018	$17.36165	$14.96408	1,503,409
01/01/2019 to 12/31/2019	$14.96408	$19.66045	1,550,609

A-5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.93025	$10.92098	445
01/01/2011 to 12/31/2011	$10.92098	$9.49800	40,297
01/01/2012 to 12/31/2012	$9.49800	$11.02094	26,373
01/01/2013 to 12/31/2013	$11.02094	$13.09404	36,688
01/01/2014 to 12/31/2014	$13.09404	$12.14911	141,046
01/01/2015 to 12/31/2015	$12.14911	$12.18112	479,194
01/01/2016 to 12/31/2016	$12.18112	$12.18450	769,512
01/01/2017 to 12/31/2017	$12.18450	$14.88196	997,560
01/01/2018 to 12/31/2018	$14.88196	$12.41164	1,222,781
01/01/2019 to 12/31/2019	$12.41164	$14.81483	1,382,311
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00778	$10.72322	0
01/01/2011 to 12/31/2011	$10.72322	$11.99120	1,030,976
01/01/2012 to 12/31/2012	$11.99120	$13.04648	358,326
01/01/2013 to 12/31/2013	$13.04648	$12.56178	46,171
01/01/2014 to 12/31/2014	$12.56178	$13.33332	3,583
01/01/2015 to 12/31/2015	$13.33332	$13.41562	117,764
01/01/2016 to 12/31/2016	$13.41562	$13.90265	66,034
01/01/2017 to 12/31/2017	$13.90265	$14.42260	5,727
01/01/2018 to 12/31/2018	$14.42260	$14.30466	441,959
01/01/2019 to 12/31/2019	$14.30466	$15.82352	18,008
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97778	$10.99818	40,991
01/01/2011 to 12/31/2011	$10.99818	$10.87544	133,855
01/01/2012 to 12/31/2012	$10.87544	$12.28481	223,785
01/01/2013 to 12/31/2013	$12.28481	$14.20637	321,788
01/01/2014 to 12/31/2014	$14.20637	$15.02740	360,196
01/01/2015 to 12/31/2015	$15.02740	$14.78826	299,520
01/01/2016 to 12/31/2016	$14.78826	$15.47418	280,127
01/01/2017 to 12/31/2017	$15.47418	$17.99862	289,925
01/01/2018 to 12/31/2018	$17.99862	$16.57969	292,824
01/01/2019 to 12/31/2019	$16.57969	$19.69210	257,302
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92290	$10.68034	11,169
01/01/2011 to 12/31/2011	$10.68034	$9.64981	58,908
01/01/2012 to 12/31/2012	$9.64981	$11.69932	113,299
01/01/2013 to 12/31/2013	$11.69932	$13.42219	137,817
01/01/2014 to 12/31/2014	$13.42219	$12.49876	108,382
01/01/2015 to 12/31/2015	$12.49876	$12.08274	137,922
01/01/2016 to 12/31/2016	$12.08274	$12.24843	165,333
01/01/2017 to 12/31/2017	$12.24843	$15.79065	155,448
01/01/2018 to 12/31/2018	$15.79065	$12.96028	169,226
01/01/2019 to 12/31/2019	$12.96028	$16.39776	134,355
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99955	$10.71072	22,671
01/01/2011 to 12/31/2011	$10.71072	$10.67659	85,671
01/01/2012 to 12/31/2012	$10.67659	$11.75609	124,477
01/01/2013 to 12/31/2013	$11.75609	$12.98122	184,600
01/01/2014 to 12/31/2014	$12.98122	$13.61329	214,286
01/01/2015 to 12/31/2015	$13.61329	$13.51372	186,228
01/01/2016 to 12/31/2016	$13.51372	$13.95519	190,296
01/01/2017 to 12/31/2017	$13.95519	$15.56368	189,627
01/01/2018 to 12/31/2018	$15.56368	$14.68420	144,254
01/01/2019 to 12/31/2019	$14.68420	$16.73682	124,743

A-6

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97240	$10.90162	0
01/01/2011 to 12/31/2011	$10.90162	$10.91346	19,041
01/01/2012 to 12/31/2012	$10.91346	$12.50182	27,841
01/01/2013 to 12/31/2013	$12.50182	$16.97028	20,322
01/01/2014 to 12/31/2014	$16.97028	$18.48089	129,609
01/01/2015 to 12/31/2015	$18.48089	$20.33378	455,609
01/01/2016 to 12/31/2016	$20.33378	$19.92584	676,794
01/01/2017 to 12/31/2017	$19.92584	$26.91650	828,416
01/01/2018 to 12/31/2018	$26.91650	$26.33651	1,056,904
01/01/2019 to 12/31/2019	$26.33651	$34.73090	1,213,121
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99955	$9.95398	2,765
01/01/2015 to 12/31/2015	$9.95398	$9.80980	59,355
01/01/2016 to 12/31/2016	$9.80980	$10.62586	92,558
01/01/2017 to 12/31/2017	$10.62586	$12.11096	137,283
01/01/2018 to 12/31/2018	$12.11096	$11.30103	167,422
01/01/2019 to 12/31/2019	$11.30103	$13.29037	173,300
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99365	$11.43693	7,736
01/01/2011 to 12/31/2011	$11.43693	$11.27014	58,971
01/01/2012 to 12/31/2012	$11.27014	$12.58302	51,788
01/01/2013 to 12/31/2013	$12.58302	$17.09520	68,668
01/01/2014 to 12/31/2014	$17.09520	$18.80146	130,511
01/01/2015 to 12/31/2015	$18.80146	$20.58128	218,335
01/01/2016 to 12/31/2016	$20.58128	$21.60939	517,727
01/01/2017 to 12/31/2017	$21.60939	$28.58020	588,172
01/01/2018 to 12/31/2018	$28.58020	$27.65833	657,267
01/01/2019 to 12/31/2019	$27.65833	$36.20646	634,829
AST Managed Alternatives Portfolio
10/19/2015* to 12/31/2015	$9.83500	$9.65458	50,937
01/01/2016 to 12/31/2016	$9.65458	$9.69104	247,435
01/01/2017 to 12/31/2017	$9.69104	$9.88437	414,723
01/01/2018 to 12/31/2018	$9.88437	$9.49593	573,949
01/01/2019 to 12/31/2019	$9.49593	$9.94112	612,483
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98868	$11.02151	8,958
01/01/2011 to 12/31/2011	$11.02151	$10.61758	35,143
01/01/2012 to 12/31/2012	$10.61758	$12.99605	60,698
01/01/2013 to 12/31/2013	$12.99605	$16.49607	85,593
01/01/2014 to 12/31/2014	$16.49607	$17.00090	216,603
01/01/2015 to 12/31/2015	$17.00090	$16.65978	637,161
01/01/2016 to 12/31/2016	$16.65978	$17.74651	891,130
01/01/2017 to 12/31/2017	$17.74651	$21.85649	1,240,828
01/01/2018 to 12/31/2018	$21.85649	$19.65946	1,475,904
01/01/2019 to 12/31/2019	$19.65946	$25.40824	1,544,832
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99955	$10.40185	67,606
01/01/2013 to 12/31/2013	$10.40185	$12.30125	57,569
01/01/2014 to 12/31/2014	$12.30125	$12.86226	52,403
01/01/2015 to 12/31/2015	$12.86226	$12.63270	105,949
01/01/2016 to 12/31/2016	$12.63270	$13.10620	99,820
01/01/2017 to 12/31/2017	$13.10620	$15.18385	106,073
01/01/2018 to 12/31/2018	$15.18385	$13.85053	129,019
01/01/2019 to 12/31/2019	$13.85053	$16.90964	127,932

A-7

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99955	$10.99680	2,140
01/01/2011 to 12/31/2011	$10.99680	$10.87129	15,411
01/01/2012 to 12/31/2012	$10.87129	$12.65867	47,842
01/01/2013 to 12/31/2013	$12.65867	$17.20997	69,998
01/01/2014 to 12/31/2014	$17.20997	$18.60599	106,002
01/01/2015 to 12/31/2015	$18.60599	$19.84126	219,890
01/01/2016 to 12/31/2016	$19.84126	$20.10933	395,671
01/01/2017 to 12/31/2017	$20.10933	$26.13996	613,552
01/01/2018 to 12/31/2018	$26.13996	$26.55456	713,591
01/01/2019 to 12/31/2019	$26.55456	$36.38537	812,879
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99955	$10.23902	41
01/01/2013 to 12/31/2013	$10.23902	$13.69602	4,202
01/01/2014 to 12/31/2014	$13.69602	$15.01238	73,175
01/01/2015 to 12/31/2015	$15.01238	$14.82181	225,789
01/01/2016 to 12/31/2016	$14.82181	$16.72215	610,839
01/01/2017 to 12/31/2017	$16.72215	$19.51393	979,515
01/01/2018 to 12/31/2018	$19.51393	$17.43636	1,161,956
01/01/2019 to 12/31/2019	$17.43636	$22.42933	1,277,230
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02087	$11.54780	8,034
01/01/2011 to 12/31/2011	$11.54780	$11.14234	32,146
01/01/2012 to 12/31/2012	$11.14234	$13.25460	36,197
01/01/2013 to 12/31/2013	$13.25460	$17.42508	46,011
01/01/2014 to 12/31/2014	$17.42508	$19.32676	119,092
01/01/2015 to 12/31/2015	$19.32676	$18.12783	780,996
01/01/2016 to 12/31/2016	$18.12783	$18.32469	952,990
01/01/2017 to 12/31/2017	$18.32469	$23.16092	1,236,243
01/01/2018 to 12/31/2018	$23.16092	$22.03138	1,505,934
01/01/2019 to 12/31/2019	$22.03138	$28.51725	1,574,092
AST Neuberger Berman Long/Short Portfolio
10/19/2015* to 12/31/2015	$9.73511	$9.54482	41,823
01/01/2016 to 12/31/2016	$9.54482	$9.80979	112,640
01/01/2017 to 12/31/2017	$9.80979	$11.03836	192,205
01/01/2018 to 12/31/2018	$11.03836	$10.23179	258,800
01/01/2019 to 12/31/2019	$10.23179	$11.78531	302,560
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99210	$11.36456	9,746
01/01/2011 to 12/31/2011	$11.36456	$11.02136	23,854
01/01/2012 to 12/31/2012	$11.02136	$12.83819	34,952
01/01/2013 to 12/31/2013	$12.83819	$18.13076	71,184
01/01/2014 to 12/31/2014	$18.13076	$20.60058	150,489
01/01/2015 to 12/31/2015	$20.60058	$19.33247	421,896
01/01/2016 to 12/31/2016	$19.33247	$22.73104	745,668
01/01/2017 to 12/31/2017	$22.73104	$25.72322	1,046,920
01/01/2018 to 12/31/2018	$25.72322	$21.37476	1,229,145
01/01/2019 to 12/31/2019	$21.37476	$25.72441	1,347,058

A-8

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.94002	$11.81030	15,683
01/01/2011 to 12/31/2011	$11.81030	$9.36446	36,765
01/01/2012 to 12/31/2012	$9.36446	$10.98278	70,967
01/01/2013 to 12/31/2013	$10.98278	$10.94678	90,532
01/01/2014 to 12/31/2014	$10.94678	$10.37674	178,262
01/01/2015 to 12/31/2015	$10.37674	$8.59365	239,424
01/01/2016 to 12/31/2016	$8.59365	$9.60287	327,323
01/01/2017 to 12/31/2017	$9.60287	$12.06911	444,745
01/01/2018 to 12/31/2018	$12.06911	$10.31649	485,250
01/01/2019 to 12/31/2019	$10.31649	$11.62924	541,733
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99051	$10.71977	9,906
01/01/2011 to 12/31/2011	$10.71977	$10.76697	84,520
01/01/2012 to 12/31/2012	$10.76697	$11.81872	189,521
01/01/2013 to 12/31/2013	$11.81872	$12.83644	224,246
01/01/2014 to 12/31/2014	$12.83644	$13.50314	214,414
01/01/2015 to 12/31/2015	$13.50314	$13.44819	207,295
01/01/2016 to 12/31/2016	$13.44819	$14.11322	222,598
01/01/2017 to 12/31/2017	$14.11322	$15.45757	395,268
01/01/2018 to 12/31/2018	$15.45757	$14.93560	356,245
01/01/2019 to 12/31/2019	$14.93560	$17.04281	297,541
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01947	$10.09000	0
01/01/2012 to 12/31/2012	$10.09000	$10.74805	26,650
01/01/2013 to 12/31/2013	$10.74805	$10.44169	48,216
01/01/2014 to 12/31/2014	$10.44169	$11.01361	262,070
01/01/2015 to 12/31/2015	$11.01361	$10.92367	780,414
01/01/2016 to 12/31/2016	$10.92367	$11.32083	1,512,922
01/01/2017 to 12/31/2017	$11.32083	$11.89704	1,749,183
01/01/2018 to 12/31/2018	$11.89704	$11.73504	2,186,742
01/01/2019 to 12/31/2019	$11.73504	$12.80881	2,599,483
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96454	$11.64166	248,574
01/01/2011 to 12/31/2011	$11.64166	$10.85814	409,315
01/01/2012 to 12/31/2012	$10.85814	$12.19366	647,533
01/01/2013 to 12/31/2013	$12.19366	$14.19120	820,279
01/01/2014 to 12/31/2014	$14.19120	$15.41122	898,731
01/01/2015 to 12/31/2015	$15.41122	$15.23262	1,092,542
01/01/2016 to 12/31/2016	$15.23262	$16.67801	1,092,045
01/01/2017 to 12/31/2017	$16.67801	$19.25621	1,469,928
01/01/2018 to 12/31/2018	$19.25621	$17.69522	1,334,856
01/01/2019 to 12/31/2019	$17.69522	$20.97284	1,205,796
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99955	$11.76574	0
01/01/2014 to 12/31/2014	$11.76574	$13.48446	26,043
01/01/2015 to 12/31/2015	$13.48446	$13.61715	163,863
01/01/2016 to 12/31/2016	$13.61715	$15.01238	275,906
01/01/2017 to 12/31/2017	$15.01238	$18.12665	363,927
01/01/2018 to 12/31/2018	$18.12665	$16.73736	455,605
01/01/2019 to 12/31/2019	$16.73736	$20.83807	477,087

A-9

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99955	$11.01723	3,698
01/01/2011 to 12/31/2011	$11.01723	$11.33550	8,088
01/01/2012 to 12/31/2012	$11.33550	$13.39295	18,219
01/01/2013 to 12/31/2013	$13.39295	$17.63820	27,488
01/01/2014 to 12/31/2014	$17.63820	$20.56057	76,467
01/01/2015 to 12/31/2015	$20.56057	$21.07713	494,076
01/01/2016 to 12/31/2016	$21.07713	$24.07306	887,065
01/01/2017 to 12/31/2017	$24.07306	$29.26771	1,149,363
01/01/2018 to 12/31/2018	$29.26771	$26.71444	1,327,317
01/01/2019 to 12/31/2019	$26.71444	$33.06724	1,380,016
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99955	$8.96673	3,080
01/01/2012 to 12/31/2012	$8.96673	$10.09074	4,453
01/01/2013 to 12/31/2013	$10.09074	$12.28290	49,997
01/01/2014 to 12/31/2014	$12.28290	$13.00950	586,439
01/01/2015 to 12/31/2015	$13.00950	$12.95739	4,693,767
01/01/2016 to 12/31/2016	$12.95739	$13.70085	8,149,251
01/01/2017 to 12/31/2017	$13.70085	$16.10404	13,632,796
01/01/2018 to 12/31/2018	$16.10404	$14.96970	18,715,360
01/01/2019 to 12/31/2019	$14.96970	$18.04423	21,208,049
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97288	$12.29839	7,148
01/01/2011 to 12/31/2011	$12.29839	$10.62720	22,041
01/01/2012 to 12/31/2012	$10.62720	$12.69028	42,166
01/01/2013 to 12/31/2013	$12.69028	$17.77101	45,450
01/01/2014 to 12/31/2014	$17.77101	$18.54646	33,461
01/01/2015 to 12/31/2015	$18.54646	$18.69070	79,128
01/01/2016 to 12/31/2016	$18.69070	$20.01901	140,484
01/01/2017 to 12/31/2017	$20.01901	$25.42190	261,123
01/01/2018 to 12/31/2018	$25.42190	$22.54012	374,602
01/01/2019 to 12/31/2019	$22.54012	$30.59409	415,233
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96193	$12.76367	2,152
01/01/2011 to 12/31/2011	$12.76367	$12.56912	18,588
01/01/2012 to 12/31/2012	$12.56912	$14.02211	21,108
01/01/2013 to 12/31/2013	$14.02211	$18.84976	25,568
01/01/2014 to 12/31/2014	$18.84976	$19.46218	87,626
01/01/2015 to 12/31/2015	$19.46218	$19.50725	346,710
01/01/2016 to 12/31/2016	$19.50725	$21.74280	493,024
01/01/2017 to 12/31/2017	$21.74280	$26.79479	717,762
01/01/2018 to 12/31/2018	$26.79479	$24.40751	886,189
01/01/2019 to 12/31/2019	$24.40751	$31.58447	960,012
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96536	$11.59998	7,178
01/01/2011 to 12/31/2011	$11.59998	$10.84682	23,589
01/01/2012 to 12/31/2012	$10.84682	$12.74615	25,635
01/01/2013 to 12/31/2013	$12.74615	$17.41693	33,330
01/01/2014 to 12/31/2014	$17.41693	$18.23369	70,735
01/01/2015 to 12/31/2015	$18.23369	$17.35193	167,975
01/01/2016 to 12/31/2016	$17.35193	$22.29602	384,954
01/01/2017 to 12/31/2017	$22.29602	$23.80270	466,697
01/01/2018 to 12/31/2018	$23.80270	$19.62938	545,441
01/01/2019 to 12/31/2019	$19.62938	$23.81212	575,131

A-10

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99324	$10.81684	106,925
01/01/2011 to 12/31/2011	$10.81684	$10.97070	246,552
01/01/2012 to 12/31/2012	$10.97070	$12.38296	516,116
01/01/2013 to 12/31/2013	$12.38296	$14.38786	534,227
01/01/2014 to 12/31/2014	$14.38786	$15.15002	612,742
01/01/2015 to 12/31/2015	$15.15002	$15.07308	962,958
01/01/2016 to 12/31/2016	$15.07308	$16.12103	1,001,184
01/01/2017 to 12/31/2017	$16.12103	$18.50260	1,002,546
01/01/2018 to 12/31/2018	$18.50260	$17.42029	954,870
01/01/2019 to 12/31/2019	$17.42029	$20.93561	968,867
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99955	$10.61730	67,660
01/01/2015 to 12/31/2015	$10.61730	$10.71721	182,483
01/01/2016 to 12/31/2016	$10.71721	$11.23906	365,592
01/01/2017 to 12/31/2017	$11.23906	$13.45801	476,495
01/01/2018 to 12/31/2018	$13.45801	$12.36152	687,122
01/01/2019 to 12/31/2019	$12.36152	$15.33311	810,162
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97212	$11.26616	16,088
01/01/2011 to 12/31/2011	$11.26616	$11.01429	50,798
01/01/2012 to 12/31/2012	$11.01429	$12.87972	120,788
01/01/2013 to 12/31/2013	$12.87972	$18.44803	140,866
01/01/2014 to 12/31/2014	$18.44803	$19.87769	281,647
01/01/2015 to 12/31/2015	$19.87769	$21.66279	911,177
01/01/2016 to 12/31/2016	$21.66279	$22.12505	1,283,086
01/01/2017 to 12/31/2017	$22.12505	$30.33956	1,921,579
01/01/2018 to 12/31/2018	$30.33956	$31.33848	2,409,634
01/01/2019 to 12/31/2019	$31.33848	$39.96439	2,654,109
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98716	$10.79198	951
01/01/2011 to 12/31/2011	$10.79198	$10.67985	17,615
01/01/2012 to 12/31/2012	$10.67985	$12.04456	92,049
01/01/2013 to 12/31/2013	$12.04456	$16.12620	82,160
01/01/2014 to 12/31/2014	$16.12620	$16.28751	90,054
01/01/2015 to 12/31/2015	$16.28751	$15.21579	113,099
01/01/2016 to 12/31/2016	$15.21579	$16.05960	143,493
01/01/2017 to 12/31/2017	$16.05960	$18.61506	273,482
01/01/2018 to 12/31/2018	$18.61506	$16.71473	500,110
01/01/2019 to 12/31/2019	$16.71473	$20.93966	2,072,223
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86080	$11.60989	9,135
01/01/2011 to 12/31/2011	$11.60989	$9.82364	40,366
01/01/2012 to 12/31/2012	$9.82364	$10.12304	66,755
01/01/2013 to 12/31/2013	$10.12304	$11.61583	82,822
01/01/2014 to 12/31/2014	$11.61583	$10.58621	228,110
01/01/2015 to 12/31/2015	$10.58621	$8.50107	600,554
01/01/2016 to 12/31/2016	$8.50107	$10.53532	1,083,660
01/01/2017 to 12/31/2017	$10.53532	$11.55722	1,278,364
01/01/2018 to 12/31/2018	$11.55722	$9.57932	1,221,145
01/01/2019 to 12/31/2019	$9.57932	$11.13339	1,328,596

A-11

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98123	$10.43110	8,662
01/01/2011 to 12/31/2011	$10.43110	$10.80147	71,668
01/01/2012 to 12/31/2012	$10.80147	$11.30344	141,381
01/01/2013 to 12/31/2013	$11.30344	$10.81930	158,437
01/01/2014 to 12/31/2014	$10.81930	$10.81974	311,203
01/01/2015 to 12/31/2015	$10.81974	$10.26337	559,904
01/01/2016 to 12/31/2016	$10.26337	$10.65173	814,232
01/01/2017 to 12/31/2017	$10.65173	$10.80949	1,079,654
01/01/2018 to 12/31/2018	$10.80949	$10.96462	1,247,728
01/01/2019 to 12/31/2019	$10.96462	$11.07922	1,363,276
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98981	$11.63494	1,095
01/01/2011 to 12/31/2011	$11.63494	$11.17156	9,619
01/01/2012 to 12/31/2012	$11.17156	$13.15554	12,502
01/01/2013 to 12/31/2013	$13.15554	$17.32411	17,319
01/01/2014 to 12/31/2014	$17.32411	$19.80782	64,375
01/01/2015 to 12/31/2015	$19.80782	$18.39726	180,638
01/01/2016 to 12/31/2016	$18.39726	$20.85670	284,249
01/01/2017 to 12/31/2017	$20.85670	$24.58567	326,888
01/01/2018 to 12/31/2018	$24.58567	$20.40937	324,273
01/01/2019 to 12/31/2019	$20.40937	$24.18302	322,546
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99955	$8.90375	9,882
01/01/2012 to 12/31/2012	$8.90375	$9.82957	82,505
01/01/2013 to 12/31/2013	$9.82957	$11.77971	228,187
01/01/2014 to 12/31/2014	$11.77971	$12.35983	290,975
01/01/2015 to 12/31/2015	$12.35983	$12.21406	349,250
01/01/2016 to 12/31/2016	$12.21406	$12.93940	342,849
01/01/2017 to 12/31/2017	$12.93940	$14.61758	349,558
01/01/2018 to 12/31/2018	$14.61758	$13.81035	341,116
01/01/2019 to 12/31/2019	$13.81035	$16.55736	317,920
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99955	$10.52123	19,353
01/01/2011 to 12/31/2011	$10.52123	$11.09359	127,608
01/01/2012 to 12/31/2012	$11.09359	$11.89901	180,326
01/01/2013 to 12/31/2013	$11.89901	$11.65696	193,394
01/01/2014 to 12/31/2014	$11.65696	$12.42713	317,474
01/01/2015 to 12/31/2015	$12.42713	$12.51159	854,275
01/01/2016 to 12/31/2016	$12.51159	$13.08358	1,210,057
01/01/2017 to 12/31/2017	$13.08358	$13.83244	1,601,735
01/01/2018 to 12/31/2018	$13.83244	$13.44464	4,345,677
01/01/2019 to 12/31/2019	$13.44464	$15.01534	4,688,304
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99955	$10.42862	251
01/01/2013 to 12/31/2013	$10.42862	$9.52764	7,731
01/01/2014 to 12/31/2014	$9.52764	$9.60349	53,120
01/01/2015 to 12/31/2015	$9.60349	$9.25627	98,991
01/01/2016 to 12/31/2016	$9.25627	$10.18172	157,173
01/01/2017 to 12/31/2017	$10.18172	$11.06765	280,534
01/01/2018 to 12/31/2018	$11.06765	$10.27268	332,444
01/01/2019 to 12/31/2019	$10.27268	$11.73326	359,726

A-12

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03945	$11.12815	214
01/01/2011 to 12/31/2011	$11.12815	$11.83570	9,868
01/01/2012 to 12/31/2012	$11.83570	$13.04871	12,532
01/01/2013 to 12/31/2013	$13.04871	$16.66911	15,390
01/01/2014 to 12/31/2014	$16.66911	$18.27284	9,553
01/01/2015 to 12/31/2015	$18.27284	$18.92880	11,751
01/01/2016 to 12/31/2016	$18.92880	$19.49188	12,342
01/01/2017 to 12/31/2017	$19.49188	$22.30308	8,984
01/01/2018 to 12/31/2018	$22.30308	$18.89669	7,418
01/01/2019 to 12/31/2019	$18.89669	$23.78440	3,636
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02799	$11.32891	656
01/01/2011 to 12/31/2011	$11.32891	$11.88626	7,646
01/01/2012 to 12/31/2012	$11.88626	$14.43316	8,412
01/01/2013 to 12/31/2013	$14.43316	$20.07642	9,312
01/01/2014 to 12/31/2014	$20.07642	$22.45403	2,243
01/01/2015 to 12/31/2015	$22.45403	$23.37776	7,728
01/01/2016 to 12/31/2016	$23.37776	$24.22247	11,337
01/01/2017 to 12/31/2017	$24.22247	$28.51417	9,632
01/01/2018 to 12/31/2018	$28.51417	$28.53102	6,828
01/01/2019 to 12/31/2019	$28.53102	$35.36510	5,769
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98678	$10.29102	248
01/01/2011 to 12/31/2011	$10.29102	$8.81882	235
01/01/2012 to 12/31/2012	$8.81882	$10.93910	24,275
01/01/2013 to 12/31/2013	$10.93910	$14.36857	5,337
01/01/2014 to 12/31/2014	$14.36857	$16.13532	12,919
01/01/2015 to 12/31/2015	$16.13532	$15.80683	8,830
01/01/2016 to 12/31/2016	$15.80683	$18.12837	11,206
01/01/2017 to 12/31/2017	$18.12837	$21.30820	18,936
01/01/2018 to 12/31/2018	$21.30820	$18.98044	8,976
01/01/2019 to 12/31/2019	$18.98044	$24.58989	4,821
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04848	$9.94250	65
01/01/2011 to 12/31/2011	$9.94250	$10.88771	6,524
01/01/2012 to 12/31/2012	$10.88771	$12.71236	31,593
01/01/2013 to 12/31/2013	$12.71236	$17.66879	28,207
01/01/2014 to 12/31/2014	$17.66879	$21.73588	34,979
01/01/2015 to 12/31/2015	$21.73588	$22.70228	33,092
01/01/2016 to 12/31/2016	$22.70228	$21.66260	17,641
01/01/2017 to 12/31/2017	$21.66260	$26.05019	15,219
01/01/2018 to 12/31/2018	$26.05019	$27.05543	9,322
01/01/2019 to 12/31/2019	$27.05543	$32.11881	13,113
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00913	$11.50573	0
01/01/2011 to 12/31/2011	$11.50573	$11.23828	475
01/01/2012 to 12/31/2012	$11.23828	$12.94217	4,902
01/01/2013 to 12/31/2013	$12.94217	$17.78615	5,360
01/01/2014 to 12/31/2014	$17.78615	$18.67500	3,029
01/01/2015 to 12/31/2015	$18.67500	$17.93702	3,848
01/01/2016 to 12/31/2016	$17.93702	$20.96855	6,962
01/01/2017 to 12/31/2017	$20.96855	$25.52414	13,292
01/01/2018 to 12/31/2018	$25.52414	$22.14301	5,591
01/01/2019 to 12/31/2019	$22.14301	$28.73624	5,638

A-13

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98938	$11.03756	682
01/01/2011 to 12/31/2011	$11.03756	$11.32042	10,467
01/01/2012 to 12/31/2012	$11.32042	$12.68990	9,312
01/01/2013 to 12/31/2013	$12.68990	$16.49009	9,719
01/01/2014 to 12/31/2014	$16.49009	$18.51933	20,907
01/01/2015 to 12/31/2015	$18.51933	$19.10939	15,388
01/01/2016 to 12/31/2016	$19.10939	$19.95747	10,594
01/01/2017 to 12/31/2017	$19.95747	$24.86775	7,466
01/01/2018 to 12/31/2018	$24.86775	$24.27036	7,073
01/01/2019 to 12/31/2019	$24.27036	$31.10994	8,518
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01531	$10.76394	1,064
01/01/2011 to 12/31/2011	$10.76394	$10.56792	29,270
01/01/2012 to 12/31/2012	$10.56792	$12.13040	14,948
01/01/2013 to 12/31/2013	$12.13040	$15.66968	24,461
01/01/2014 to 12/31/2014	$15.66968	$17.21581	9,846
01/01/2015 to 12/31/2015	$17.21581	$16.31041	12,053
01/01/2016 to 12/31/2016	$16.31041	$18.72384	12,266
01/01/2017 to 12/31/2017	$18.72384	$21.12265	7,120
01/01/2018 to 12/31/2018	$21.12265	$18.77372	7,087
01/01/2019 to 12/31/2019	$18.77372	$24.22929	7,174
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97527	$11.80941	12,937
01/01/2011 to 12/31/2011	$11.80941	$11.40463	2,266
01/01/2012 to 12/31/2012	$11.40463	$13.08646	2,164
01/01/2013 to 12/31/2013	$13.08646	$16.98714	3,293
01/01/2014 to 12/31/2014	$16.98714	$17.88891	4,758
01/01/2015 to 12/31/2015	$17.88891	$17.84091	5,289
01/01/2016 to 12/31/2016	$17.84091	$20.02751	5,818
01/01/2017 to 12/31/2017	$20.02751	$23.56375	5,204
01/01/2018 to 12/31/2018	$23.56375	$20.62674	4,063
01/01/2019 to 12/31/2019	$20.62674	$25.48620	2,283
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98259	$11.17632	0
01/01/2011 to 12/31/2011	$11.17632	$10.67879	24,469
01/01/2012 to 12/31/2012	$10.67879	$12.37923	19,353
01/01/2013 to 12/31/2013	$12.37923	$16.27030	20,284
01/01/2014 to 12/31/2014	$16.27030	$17.82890	6,518
01/01/2015 to 12/31/2015	$17.82890	$16.27269	2,530
01/01/2016 to 12/31/2016	$16.27269	$20.12241	7,675
01/01/2017 to 12/31/2017	$20.12241	$22.13478	5,379
01/01/2018 to 12/31/2018	$22.13478	$19.08710	4,889
01/01/2019 to 12/31/2019	$19.08710	$23.55330	12,125
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96864	$11.64323	0
01/01/2011 to 12/31/2011	$11.64323	$12.12925	3,651
01/01/2012 to 12/31/2012	$12.12925	$14.13382	3,784
01/01/2013 to 12/31/2013	$14.13382	$14.06912	3,957
01/01/2014 to 12/31/2014	$14.06912	$17.49199	14,048
01/01/2015 to 12/31/2015	$17.49199	$17.45217	11,045
01/01/2016 to 12/31/2016	$17.45217	$18.34986	7,311
01/01/2017 to 12/31/2017	$18.34986	$19.71806	3,593
01/01/2018 to 12/31/2018	$19.71806	$18.49195	3,548
01/01/2019 to 12/31/2019	$18.49195	$23.31129	8,422

A-14

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97481	$11.77367	7,298
01/01/2011 to 12/31/2011	$11.77367	$11.85894	10,778
01/01/2012 to 12/31/2012	$11.85894	$13.26579	9,148
01/01/2013 to 12/31/2013	$13.26579	$18.52593	38,934
01/01/2014 to 12/31/2014	$18.52593	$18.82430	20,531
01/01/2015 to 12/31/2015	$18.82430	$18.94035	14,771
01/01/2016 to 12/31/2016	$18.94035	$22.64764	21,695
01/01/2017 to 12/31/2017	$22.64764	$25.44440	15,789
01/01/2018 to 12/31/2018	$25.44440	$23.84938	12,074
01/01/2019 to 12/31/2019	$23.84938	$28.25243	5,725
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.98046	$11.13592	0
01/01/2011 to 12/31/2011	$11.13592	$10.62040	23,357
01/01/2012 to 12/31/2012	$10.62040	$12.26837	10,666
01/01/2013 to 12/31/2013	$12.26837	$16.79752	11,430
01/01/2014 to 12/31/2014	$16.79752	$17.67642	3,277
01/01/2015 to 12/31/2015	$17.67642	$16.12404	2,467
01/01/2016 to 12/31/2016	$16.12404	$20.64982	2,521
01/01/2017 to 12/31/2017	$20.64982	$22.53087	8,010
01/01/2018 to 12/31/2018	$22.53087	$19.22121	6,495
01/01/2019 to 12/31/2019	$19.22121	$23.42873	1,643
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04702	$12.26438	2,320
01/01/2011 to 12/31/2011	$12.26438	$12.42479	1,419
01/01/2012 to 12/31/2012	$12.42479	$14.39725	6,324
01/01/2013 to 12/31/2013	$14.39725	$16.04617	340
01/01/2014 to 12/31/2014	$16.04617	$16.04832	419
01/01/2015 to 12/31/2015	$16.04832	$16.20279	1,449
01/01/2016 to 12/31/2016	$16.20279	$19.60331	5,865
01/01/2017 to 12/31/2017	$19.60331	$19.08175	383
01/01/2018 to 12/31/2018	$19.08175	$16.11001	369
01/01/2019 to 12/31/2019	$16.11001	$18.38757	361
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03515	$10.86454	0
01/01/2011 to 12/31/2011	$10.86454	$12.69674	22,095
01/01/2012 to 12/31/2012	$12.69674	$12.64461	17,124
01/01/2013 to 12/31/2013	$12.64461	$14.24930	11,934
01/01/2014 to 12/31/2014	$14.24930	$17.83892	22,684
01/01/2015 to 12/31/2015	$17.83892	$16.60493	21,501
01/01/2016 to 12/31/2016	$16.60493	$19.00323	20,756
01/01/2017 to 12/31/2017	$19.00323	$20.90968	9,566
01/01/2018 to 12/31/2018	$20.90968	$21.39392	6,361
01/01/2019 to 12/31/2019	$21.39392	$26.14336	11,236
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	$9.90832	$8.87437	293,218
01/01/2019 to 12/31/2019	$8.87437	$10.80414	576,653
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	$9.91901	$9.46776	586,560
01/01/2019 to 12/31/2019	$9.46776	$12.34150	1,693,777
*Denotes the start date of these sub-accounts

A-15

PREMIER RETIREMENT ADVISOR SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II (1.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96768	$10.79459	0
01/01/2011 to 12/31/2011	$10.79459	$10.30301	0
01/01/2012 to 12/31/2012	$10.30301	$11.37139	0
01/01/2013 to 12/31/2013	$11.37139	$12.26179	295,082
01/01/2014 to 12/31/2014	$12.26179	$12.48173	551,264
01/01/2015 to 12/31/2015	$12.48173	$11.84439	604,863
01/01/2016 to 12/31/2016	$11.84439	$12.34986	603,927
01/01/2017 to 12/31/2017	$12.34986	$13.63376	549,707
01/01/2018 to 12/31/2018	$13.63376	$12.27897	437,323
01/01/2019 to 12/31/2019	$12.27897	$13.97250	471,140
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97836	$10.90048	0
01/01/2011 to 12/31/2011	$10.90048	$10.70029	0
01/01/2012 to 12/31/2012	$10.70029	$11.92321	0
01/01/2013 to 12/31/2013	$11.92321	$13.62639	624,160
01/01/2014 to 12/31/2014	$13.62639	$14.17675	1,171,009
01/01/2015 to 12/31/2015	$14.17675	$14.01190	1,247,187
01/01/2016 to 12/31/2016	$14.01190	$14.71567	1,158,521
01/01/2017 to 12/31/2017	$14.71567	$16.87191	1,082,153
01/01/2018 to 12/31/2018	$16.87191	$15.56746	932,761
01/01/2019 to 12/31/2019	$15.56746	$18.60060	953,250
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98744	$10.78676	0
01/01/2011 to 12/31/2011	$10.78676	$10.38467	0
01/01/2012 to 12/31/2012	$10.38467	$11.22883	0
01/01/2013 to 12/31/2013	$11.22883	$12.37947	552,625
01/01/2014 to 12/31/2014	$12.37947	$12.76196	900,012
01/01/2015 to 12/31/2015	$12.76196	$12.49236	1,838,258
01/01/2016 to 12/31/2016	$12.49236	$12.83910	1,689,605
01/01/2017 to 12/31/2017	$12.83910	$14.63299	1,596,417
01/01/2018 to 12/31/2018	$14.63299	$13.21234	1,223,479
01/01/2019 to 12/31/2019	$13.21234	$15.29277	1,266,280
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98864	$10.75293	0
01/01/2011 to 12/31/2011	$10.75293	$10.41544	0
01/01/2012 to 12/31/2012	$10.41544	$11.48609	0
01/01/2013 to 12/31/2013	$11.48609	$13.24959	827,882
01/01/2014 to 12/31/2014	$13.24959	$13.83858	1,708,098
01/01/2015 to 12/31/2015	$13.83858	$13.63343	1,870,901
01/01/2016 to 12/31/2016	$13.63343	$14.21012	1,995,760
01/01/2017 to 12/31/2017	$14.21012	$16.01070	1,909,332
01/01/2018 to 12/31/2018	$16.01070	$14.92226	1,730,718
01/01/2019 to 12/31/2019	$14.92226	$17.47237	1,742,487

A-16

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99838	$9.14815	0
01/01/2012 to 12/31/2012	$9.14815	$10.03646	0
01/01/2013 to 12/31/2013	$10.03646	$10.90887	279,640
01/01/2014 to 12/31/2014	$10.90887	$11.21978	597,762
01/01/2015 to 12/31/2015	$11.21978	$10.67092	771,829
01/01/2016 to 12/31/2016	$10.67092	$11.19160	762,742
01/01/2017 to 12/31/2017	$11.19160	$12.35800	703,529
01/01/2018 to 12/31/2018	$12.35800	$11.47605	586,023
01/01/2019 to 12/31/2019	$11.47605	$13.23508	621,107
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00781	$10.08182	0
01/01/2011 to 12/31/2011	$10.08182	$10.10787	0
01/01/2012 to 12/31/2012	$10.10787	$10.37566	0
01/01/2013 to 12/31/2013	$10.37566	$9.95218	78,063
01/01/2014 to 12/31/2014	$9.95218	$9.74855	63,760
01/01/2015 to 12/31/2015	$9.74855	$9.60469	104,446
01/01/2016 to 12/31/2016	$9.60469	$9.57184	100,779
01/01/2017 to 12/31/2017	$9.57184	$9.54545	119,611
01/01/2018 to 12/31/2018	$9.54545	$9.42801	304,356
01/01/2019 to 12/31/2019	$9.42801	$9.67143	176,167
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00673	$10.35460	0
01/01/2011 to 12/31/2011	$10.35460	$10.47570	0
01/01/2012 to 12/31/2012	$10.47570	$11.22866	0
01/01/2013 to 12/31/2013	$11.22866	$10.80747	152,050
01/01/2014 to 12/31/2014	$10.80747	$11.04504	192,088
01/01/2015 to 12/31/2015	$11.04504	$10.60140	208,235
01/01/2016 to 12/31/2016	$10.60140	$10.83465	218,675
01/01/2017 to 12/31/2017	$10.83465	$11.08728	189,216
01/01/2018 to 12/31/2018	$11.08728	$10.79815	172,375
01/01/2019 to 12/31/2019	$10.79815	$11.56442	181,544
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99838	$10.63215	0
01/01/2011 to 12/31/2011	$10.63215	$12.09037	0
01/01/2012 to 12/31/2012	$12.09037	$12.54878	0
01/01/2013 to 12/31/2013	$12.54878	$11.70961	0
01/01/2014 to 12/31/2014	$11.70961	$11.97093	0
01/01/2015 to 12/31/2015	$11.97093	$11.86328	0
01/01/2016 to 12/31/2016	$11.86328	$11.80065	0
01/01/2017 to 12/31/2017	$11.80065	$11.65901	0
01/01/2018 to 12/31/2018	$11.65901	$11.49512	0
01/01/2019 to 12/31/2019	$11.49512	$11.42892	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00920	$10.66292	0
01/01/2011 to 12/31/2011	$10.66292	$12.40802	0
01/01/2012 to 12/31/2012	$12.40802	$12.93454	0
01/01/2013 to 12/31/2013	$12.93454	$11.85600	0
01/01/2014 to 12/31/2014	$11.85600	$12.34085	0
01/01/2015 to 12/31/2015	$12.34085	$12.28496	0
01/01/2016 to 12/31/2016	$12.28496	$12.28154	0
01/01/2017 to 12/31/2017	$12.28154	$12.14928	0
01/01/2018 to 12/31/2018	$12.14928	$11.94601	0
01/01/2019 to 12/31/2019	$11.94601	$12.12303	0

A-17

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00814	$10.76459	0
01/01/2011 to 12/31/2011	$10.76459	$12.69774	0
01/01/2012 to 12/31/2012	$12.69774	$13.29566	0
01/01/2013 to 12/31/2013	$13.29566	$12.12372	0
01/01/2014 to 12/31/2014	$12.12372	$12.80037	0
01/01/2015 to 12/31/2015	$12.80037	$12.77459	0
01/01/2016 to 12/31/2016	$12.77459	$12.78073	0
01/01/2017 to 12/31/2017	$12.78073	$12.73025	0
01/01/2018 to 12/31/2018	$12.73025	$12.48906	0
01/01/2019 to 12/31/2019	$12.48906	$12.86617	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99838	$12.00227	0
01/01/2012 to 12/31/2012	$12.00227	$12.45591	0
01/01/2013 to 12/31/2013	$12.45591	$11.02272	0
01/01/2014 to 12/31/2014	$11.02272	$11.92850	0
01/01/2015 to 12/31/2015	$11.92850	$11.94110	0
01/01/2016 to 12/31/2016	$11.94110	$11.92259	0
01/01/2017 to 12/31/2017	$11.92259	$11.87410	0
01/01/2018 to 12/31/2018	$11.87410	$11.62414	0
01/01/2019 to 12/31/2019	$11.62414	$12.06890	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99785	$10.38301	0
01/01/2013 to 12/31/2013	$10.38301	$9.14225	0
01/01/2014 to 12/31/2014	$9.14225	$10.09511	0
01/01/2015 to 12/31/2015	$10.09511	$10.16634	0
01/01/2016 to 12/31/2016	$10.16634	$10.15898	0
01/01/2017 to 12/31/2017	$10.15898	$10.13031	0
01/01/2018 to 12/31/2018	$10.13031	$9.90555	0
01/01/2019 to 12/31/2019	$9.90555	$10.34450	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99892	$8.73620	0
01/01/2014 to 12/31/2014	$8.73620	$9.81570	0
01/01/2015 to 12/31/2015	$9.81570	$9.89769	0
01/01/2016 to 12/31/2016	$9.89769	$9.89014	0
01/01/2017 to 12/31/2017	$9.89014	$9.86093	0
01/01/2018 to 12/31/2018	$9.86093	$9.60543	0
01/01/2019 to 12/31/2019	$9.60543	$10.16746	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99892	$11.28566	0
01/01/2015 to 12/31/2015	$11.28566	$11.28671	0
01/01/2016 to 12/31/2016	$11.28671	$11.34064	0
01/01/2017 to 12/31/2017	$11.34064	$11.32346	0
01/01/2018 to 12/31/2018	$11.32346	$11.01993	0
01/01/2019 to 12/31/2019	$11.01993	$11.74701	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99892	$9.92263	0
01/01/2016 to 12/31/2016	$9.92263	$9.93156	0
01/01/2017 to 12/31/2017	$9.93156	$9.97422	0
01/01/2018 to 12/31/2018	$9.97422	$9.67702	0
01/01/2019 to 12/31/2019	$9.67702	$10.43992	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99785	$9.86438	0
01/01/2017 to 12/31/2017	$9.86438	$9.93225	0
01/01/2018 to 12/31/2018	$9.93225	$9.61494	0
01/01/2019 to 12/31/2019	$9.61494	$10.43493	0

A-18

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99784	$10.02131	0
01/01/2018 to 12/31/2018	$10.02131	$9.62290	0
01/01/2019 to 12/31/2019	$9.62290	$10.52869	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99784	$9.64707	0
01/01/2019 to 12/31/2019	$9.64707	$10.62222	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99892	$11.21706	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97755	$10.83357	0
01/01/2011 to 12/31/2011	$10.83357	$10.36490	0
01/01/2012 to 12/31/2012	$10.36490	$11.55717	0
01/01/2013 to 12/31/2013	$11.55717	$13.90187	699,794
01/01/2014 to 12/31/2014	$13.90187	$14.58431	1,350,832
01/01/2015 to 12/31/2015	$14.58431	$14.37624	1,716,354
01/01/2016 to 12/31/2016	$14.37624	$15.06021	1,793,894
01/01/2017 to 12/31/2017	$15.06021	$17.40931	1,829,143
01/01/2018 to 12/31/2018	$17.40931	$16.00667	1,602,798
01/01/2019 to 12/31/2019	$16.00667	$19.18633	1,785,078
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99838	$11.63263	13,671
01/01/2014 to 12/31/2014	$11.63263	$12.95816	78,182
01/01/2015 to 12/31/2015	$12.95816	$12.25169	92,962
01/01/2016 to 12/31/2016	$12.25169	$13.80263	123,900
01/01/2017 to 12/31/2017	$13.80263	$16.02504	120,403
01/01/2018 to 12/31/2018	$16.02504	$14.96220	132,760
01/01/2019 to 12/31/2019	$14.96220	$19.22288	125,268
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97005	$11.54589	0
01/01/2011 to 12/31/2011	$11.54589	$10.75060	0
01/01/2012 to 12/31/2012	$10.75060	$13.36595	0
01/01/2013 to 12/31/2013	$13.36595	$13.67513	21,544
01/01/2014 to 12/31/2014	$13.67513	$15.27541	32,827
01/01/2015 to 12/31/2015	$15.27541	$14.96410	20,514
01/01/2016 to 12/31/2016	$14.96410	$14.80436	15,012
01/01/2017 to 12/31/2017	$14.80436	$16.09670	13,624
01/01/2018 to 12/31/2018	$16.09670	$15.03778	13,292
01/01/2019 to 12/31/2019	$15.03778	$18.44931	13,345
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95977	$11.78629	0
01/01/2011 to 12/31/2011	$11.78629	$12.31847	0
01/01/2012 to 12/31/2012	$12.31847	$13.93167	0
01/01/2013 to 12/31/2013	$13.93167	$14.08804	23,181
01/01/2014 to 12/31/2014	$14.08804	$18.08363	50,944
01/01/2015 to 12/31/2015	$18.08363	$18.58999	51,478
01/01/2016 to 12/31/2016	$18.58999	$19.10615	60,321
01/01/2017 to 12/31/2017	$19.10615	$19.90464	37,948
01/01/2018 to 12/31/2018	$19.90464	$18.58652	39,343
01/01/2019 to 12/31/2019	$18.58652	$23.91310	31,894

A-19

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97586	$11.01548	0
01/01/2011 to 12/31/2011	$11.01548	$10.63862	0
01/01/2012 to 12/31/2012	$10.63862	$11.54024	0
01/01/2013 to 12/31/2013	$11.54024	$12.98549	433,305
01/01/2014 to 12/31/2014	$12.98549	$13.13356	734,068
01/01/2015 to 12/31/2015	$13.13356	$13.00501	930,968
01/01/2016 to 12/31/2016	$13.00501	$13.29434	969,718
01/01/2017 to 12/31/2017	$13.29434	$15.18313	939,256
01/01/2018 to 12/31/2018	$15.18313	$13.73261	751,025
01/01/2019 to 12/31/2019	$13.73261	$16.15790	753,806
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98813	$10.70252	0
01/01/2011 to 12/31/2011	$10.70252	$10.44097	0
01/01/2012 to 12/31/2012	$10.44097	$11.27410	0
01/01/2013 to 12/31/2013	$11.27410	$12.13992	355,573
01/01/2014 to 12/31/2014	$12.13992	$12.38417	774,341
01/01/2015 to 12/31/2015	$12.38417	$12.03231	790,550
01/01/2016 to 12/31/2016	$12.03231	$12.41831	764,758
01/01/2017 to 12/31/2017	$12.41831	$13.67252	1,179,148
01/01/2018 to 12/31/2018	$13.67252	$12.45833	954,838
01/01/2019 to 12/31/2019	$12.45833	$14.17255	924,408
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96501	$11.49167	0
01/01/2011 to 12/31/2011	$11.49167	$11.41458	0
01/01/2012 to 12/31/2012	$11.41458	$12.94766	0
01/01/2013 to 12/31/2013	$12.94766	$17.62272	33,714
01/01/2014 to 12/31/2014	$17.62272	$18.52290	58,088
01/01/2015 to 12/31/2015	$18.52290	$17.16384	58,247
01/01/2016 to 12/31/2016	$17.16384	$20.92171	51,387
01/01/2017 to 12/31/2017	$20.92171	$23.01537	44,199
01/01/2018 to 12/31/2018	$23.01537	$19.39053	40,833
01/01/2019 to 12/31/2019	$19.39053	$23.31613	40,091
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99839	$9.84417	0
01/01/2011 to 12/31/2011	$9.84417	$9.65467	0
01/01/2012 to 12/31/2012	$9.65467	$9.46715	0
01/01/2013 to 12/31/2013	$9.46715	$9.28256	153,146
01/01/2014 to 12/31/2014	$9.28256	$9.10155	202,354
01/01/2015 to 12/31/2015	$9.10155	$8.92406	264,286
01/01/2016 to 12/31/2016	$8.92406	$8.75052	393,692
01/01/2017 to 12/31/2017	$8.75052	$8.60953	347,979
01/01/2018 to 12/31/2018	$8.60953	$8.55049	368,066
01/01/2019 to 12/31/2019	$8.55049	$8.52557	303,078
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98436	$10.76408	0
01/01/2011 to 12/31/2011	$10.76408	$10.88933	0
01/01/2012 to 12/31/2012	$10.88933	$12.15812	0
01/01/2013 to 12/31/2013	$12.15812	$12.77707	77,179
01/01/2014 to 12/31/2014	$12.77707	$12.84826	173,223
01/01/2015 to 12/31/2015	$12.84826	$12.14884	89,028
01/01/2016 to 12/31/2016	$12.14884	$13.74652	132,547
01/01/2017 to 12/31/2017	$13.74652	$14.48626	80,596
01/01/2018 to 12/31/2018	$14.48626	$13.92015	70,590
01/01/2019 to 12/31/2019	$13.92015	$15.73690	106,722

A-20

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99037	$10.62014	0
01/01/2011 to 12/31/2011	$10.62014	$9.97766	0
01/01/2012 to 12/31/2012	$9.97766	$11.43483	0
01/01/2013 to 12/31/2013	$11.43483	$15.68115	17,739
01/01/2014 to 12/31/2014	$15.68115	$17.48897	36,948
01/01/2015 to 12/31/2015	$17.48897	$15.80416	28,776
01/01/2016 to 12/31/2016	$15.80416	$18.57845	23,304
01/01/2017 to 12/31/2017	$18.57845	$21.71355	16,855
01/01/2018 to 12/31/2018	$21.71355	$18.27510	18,525
01/01/2019 to 12/31/2019	$18.27510	$23.20903	23,673
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92921	$11.25842	0
01/01/2011 to 12/31/2011	$11.25842	$9.61244	0
01/01/2012 to 12/31/2012	$9.61244	$11.34422	0
01/01/2013 to 12/31/2013	$11.34422	$13.24272	8,451
01/01/2014 to 12/31/2014	$13.24272	$12.26716	25,450
01/01/2015 to 12/31/2015	$12.26716	$12.40655	40,184
01/01/2016 to 12/31/2016	$12.40655	$11.70557	44,682
01/01/2017 to 12/31/2017	$11.70557	$15.54412	46,759
01/01/2018 to 12/31/2018	$15.54412	$13.20772	50,124
01/01/2019 to 12/31/2019	$13.20772	$17.10876	38,360
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92908	$10.79698	0
01/01/2011 to 12/31/2011	$10.79698	$9.25815	0
01/01/2012 to 12/31/2012	$9.25815	$10.59118	0
01/01/2013 to 12/31/2013	$10.59118	$12.40630	5,074
01/01/2014 to 12/31/2014	$12.40630	$11.34887	14,258
01/01/2015 to 12/31/2015	$11.34887	$11.21849	41,090
01/01/2016 to 12/31/2016	$11.21849	$11.06410	39,554
01/01/2017 to 12/31/2017	$11.06410	$13.32384	24,799
01/01/2018 to 12/31/2018	$13.32384	$10.95470	29,185
01/01/2019 to 12/31/2019	$10.95470	$12.89182	33,022
AST Investment Grade Bond Portfolio
01/01/2013 to 12/31/2013	$10.00000	$9.57812	0
01/01/2014 to 12/31/2014	$9.57812	$10.02333	2,251
01/01/2015 to 12/31/2015	$10.02333	$9.94319	488,563
01/01/2016 to 12/31/2016	$9.94319	$10.15962	854,625
01/01/2017 to 12/31/2017	$10.15962	$10.39166	57,327
01/01/2018 to 12/31/2018	$10.39166	$10.16076	3,571,729
01/01/2019 to 12/31/2019	$10.16076	$11.08150	138,013
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97662	$10.87344	0
01/01/2011 to 12/31/2011	$10.87344	$10.60098	0
01/01/2012 to 12/31/2012	$10.60098	$11.80585	0
01/01/2013 to 12/31/2013	$11.80585	$13.46046	267,024
01/01/2014 to 12/31/2014	$13.46046	$14.03808	564,156
01/01/2015 to 12/31/2015	$14.03808	$13.62016	720,389
01/01/2016 to 12/31/2016	$13.62016	$14.05190	795,509
01/01/2017 to 12/31/2017	$14.05190	$16.11489	822,656
01/01/2018 to 12/31/2018	$16.11489	$14.63422	641,596
01/01/2019 to 12/31/2019	$14.63422	$17.13688	621,707

A-21

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92173	$10.55915	0
01/01/2011 to 12/31/2011	$10.55915	$9.40606	0
01/01/2012 to 12/31/2012	$9.40606	$11.24296	0
01/01/2013 to 12/31/2013	$11.24296	$12.71713	18,975
01/01/2014 to 12/31/2014	$12.71713	$11.67544	28,934
01/01/2015 to 12/31/2015	$11.67544	$11.12782	50,130
01/01/2016 to 12/31/2016	$11.12782	$11.12214	45,687
01/01/2017 to 12/31/2017	$11.12214	$14.13753	35,934
01/01/2018 to 12/31/2018	$14.13753	$11.43896	35,290
01/01/2019 to 12/31/2019	$11.43896	$14.26924	34,019
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99838	$10.58918	0
01/01/2011 to 12/31/2011	$10.58918	$10.40724	0
01/01/2012 to 12/31/2012	$10.40724	$11.29788	0
01/01/2013 to 12/31/2013	$11.29788	$12.29971	398,212
01/01/2014 to 12/31/2014	$12.29971	$12.71703	696,661
01/01/2015 to 12/31/2015	$12.71703	$12.44625	799,325
01/01/2016 to 12/31/2016	$12.44625	$12.67248	735,225
01/01/2017 to 12/31/2017	$12.67248	$13.93478	713,105
01/01/2018 to 12/31/2018	$13.93478	$12.96124	585,634
01/01/2019 to 12/31/2019	$12.96124	$14.56503	571,949
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97123	$10.77808	0
01/01/2011 to 12/31/2011	$10.77808	$10.63823	0
01/01/2012 to 12/31/2012	$10.63823	$12.01456	0
01/01/2013 to 12/31/2013	$12.01456	$16.07967	3,178
01/01/2014 to 12/31/2014	$16.07967	$17.26455	29,448
01/01/2015 to 12/31/2015	$17.26455	$18.72818	49,226
01/01/2016 to 12/31/2016	$18.72818	$18.09482	39,900
01/01/2017 to 12/31/2017	$18.09482	$24.10032	35,235
01/01/2018 to 12/31/2018	$24.10032	$23.24710	47,897
01/01/2019 to 12/31/2019	$23.24710	$30.22521	39,256
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99249	$11.30712	0
01/01/2011 to 12/31/2011	$11.30712	$10.98573	0
01/01/2012 to 12/31/2012	$10.98573	$12.09238	0
01/01/2013 to 12/31/2013	$12.09238	$16.19761	2,427
01/01/2014 to 12/31/2014	$16.19761	$17.56365	18,419
01/01/2015 to 12/31/2015	$17.56365	$18.95565	34,622
01/01/2016 to 12/31/2016	$18.95565	$19.62334	45,764
01/01/2017 to 12/31/2017	$19.62334	$25.58953	41,324
01/01/2018 to 12/31/2018	$25.58953	$24.41349	29,919
01/01/2019 to 12/31/2019	$24.41349	$31.50901	37,658
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98751	$10.89651	0
01/01/2011 to 12/31/2011	$10.89651	$10.34966	0
01/01/2012 to 12/31/2012	$10.34966	$12.48942	0
01/01/2013 to 12/31/2013	$12.48942	$15.62997	22,820
01/01/2014 to 12/31/2014	$15.62997	$15.88154	57,047
01/01/2015 to 12/31/2015	$15.88154	$15.34368	46,503
01/01/2016 to 12/31/2016	$15.34368	$16.11518	34,391
01/01/2017 to 12/31/2017	$16.11518	$19.56910	34,072
01/01/2018 to 12/31/2018	$19.56910	$17.35259	34,552
01/01/2019 to 12/31/2019	$17.35259	$22.11127	41,741

A-22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99839	$10.30238	0
01/01/2013 to 12/31/2013	$10.30238	$12.01215	110,206
01/01/2014 to 12/31/2014	$12.01215	$12.38315	265,675
01/01/2015 to 12/31/2015	$12.38315	$11.99089	333,340
01/01/2016 to 12/31/2016	$11.99089	$12.26583	342,613
01/01/2017 to 12/31/2017	$12.26583	$14.01090	342,937
01/01/2018 to 12/31/2018	$14.01090	$12.59953	296,288
01/01/2019 to 12/31/2019	$12.59953	$15.16596	300,142
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99838	$10.87212	0
01/01/2011 to 12/31/2011	$10.87212	$10.59713	0
01/01/2012 to 12/31/2012	$10.59713	$12.16523	0
01/01/2013 to 12/31/2013	$12.16523	$16.30651	16,546
01/01/2014 to 12/31/2014	$16.30651	$17.38120	20,480
01/01/2015 to 12/31/2015	$17.38120	$18.27432	28,786
01/01/2016 to 12/31/2016	$18.27432	$18.26129	22,723
01/01/2017 to 12/31/2017	$18.26129	$23.40483	20,200
01/01/2018 to 12/31/2018	$23.40483	$23.43933	37,511
01/01/2019 to 12/31/2019	$23.43933	$31.66495	37,884
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99839	$10.18530	0
01/01/2013 to 12/31/2013	$10.18530	$13.43256	8,761
01/01/2014 to 12/31/2014	$13.43256	$14.51650	21,098
01/01/2015 to 12/31/2015	$14.51650	$14.13049	29,877
01/01/2016 to 12/31/2016	$14.13049	$15.71864	41,149
01/01/2017 to 12/31/2017	$15.71864	$18.08552	25,372
01/01/2018 to 12/31/2018	$18.08552	$15.93110	39,241
01/01/2019 to 12/31/2019	$15.93110	$20.20463	38,067
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01970	$11.41677	0
01/01/2011 to 12/31/2011	$11.41677	$10.86117	0
01/01/2012 to 12/31/2012	$10.86117	$12.73791	0
01/01/2013 to 12/31/2013	$12.73791	$16.51027	21,840
01/01/2014 to 12/31/2014	$16.51027	$18.05438	88,188
01/01/2015 to 12/31/2015	$18.05438	$16.69584	126,779
01/01/2016 to 12/31/2016	$16.69584	$16.64033	103,488
01/01/2017 to 12/31/2017	$16.64033	$20.73706	99,604
01/01/2018 to 12/31/2018	$20.73706	$19.44630	101,904
01/01/2019 to 12/31/2019	$19.44630	$24.81686	114,602
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99094	$11.23563	0
01/01/2011 to 12/31/2011	$11.23563	$10.74320	0
01/01/2012 to 12/31/2012	$10.74320	$12.33771	0
01/01/2013 to 12/31/2013	$12.33771	$17.17903	39,123
01/01/2014 to 12/31/2014	$17.17903	$19.24449	56,892
01/01/2015 to 12/31/2015	$19.24449	$17.80559	69,290
01/01/2016 to 12/31/2016	$17.80559	$20.64205	68,080
01/01/2017 to 12/31/2017	$20.64205	$23.03160	44,555
01/01/2018 to 12/31/2018	$23.03160	$18.86707	41,463
01/01/2019 to 12/31/2019	$18.86707	$22.38686	52,167

A-23

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93886	$11.67642	0
01/01/2011 to 12/31/2011	$11.67642	$9.12817	0
01/01/2012 to 12/31/2012	$9.12817	$10.55462	0
01/01/2013 to 12/31/2013	$10.55462	$10.37187	1,966
01/01/2014 to 12/31/2014	$10.37187	$9.69334	13,704
01/01/2015 to 12/31/2015	$9.69334	$7.91448	21,126
01/01/2016 to 12/31/2016	$7.91448	$8.71971	21,925
01/01/2017 to 12/31/2017	$8.71971	$10.80550	12,529
01/01/2018 to 12/31/2018	$10.80550	$9.10554	34,936
01/01/2019 to 12/31/2019	$9.10554	$10.11973	13,157
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98935	$10.59811	0
01/01/2011 to 12/31/2011	$10.59811	$10.49531	0
01/01/2012 to 12/31/2012	$10.49531	$11.35787	0
01/01/2013 to 12/31/2013	$11.35787	$12.16225	1,037,160
01/01/2014 to 12/31/2014	$12.16225	$12.61382	1,931,565
01/01/2015 to 12/31/2015	$12.61382	$12.38563	1,892,796
01/01/2016 to 12/31/2016	$12.38563	$12.81566	1,864,655
01/01/2017 to 12/31/2017	$12.81566	$13.83945	2,240,690
01/01/2018 to 12/31/2018	$13.83945	$13.18272	1,896,463
01/01/2019 to 12/31/2019	$13.18272	$14.83091	1,915,815
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01830	$10.06532	0
01/01/2012 to 12/31/2012	$10.06532	$10.57033	0
01/01/2013 to 12/31/2013	$10.57033	$10.12445	24,243
01/01/2014 to 12/31/2014	$10.12445	$10.52868	41,019
01/01/2015 to 12/31/2015	$10.52868	$10.29570	157,359
01/01/2016 to 12/31/2016	$10.29570	$10.52039	178,574
01/01/2017 to 12/31/2017	$10.52039	$10.90076	156,597
01/01/2018 to 12/31/2018	$10.90076	$10.60014	185,802
01/01/2019 to 12/31/2019	$10.60014	$11.40726	148,353
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96338	$11.50962	0
01/01/2011 to 12/31/2011	$11.50962	$10.58418	0
01/01/2012 to 12/31/2012	$10.58418	$11.71839	0
01/01/2013 to 12/31/2013	$11.71839	$13.44621	306,590
01/01/2014 to 12/31/2014	$13.44621	$14.39666	798,332
01/01/2015 to 12/31/2015	$14.39666	$14.02945	1,419,696
01/01/2016 to 12/31/2016	$14.02945	$15.14513	1,353,285
01/01/2017 to 12/31/2017	$15.14513	$17.24100	2,360,200
01/01/2018 to 12/31/2018	$17.24100	$15.61901	1,998,234
01/01/2019 to 12/31/2019	$15.61901	$18.25166	2,041,847
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99838	$10.89215	0
01/01/2011 to 12/31/2011	$10.89215	$11.04937	0
01/01/2012 to 12/31/2012	$11.04937	$12.87084	0
01/01/2013 to 12/31/2013	$12.87084	$16.71236	6,715
01/01/2014 to 12/31/2014	$16.71236	$19.20716	7,597
01/01/2015 to 12/31/2015	$19.20716	$19.41249	17,712
01/01/2016 to 12/31/2016	$19.41249	$21.86067	17,246
01/01/2017 to 12/31/2017	$21.86067	$26.20500	20,838
01/01/2018 to 12/31/2018	$26.20500	$23.58016	20,200
01/01/2019 to 12/31/2019	$23.58016	$28.77694	17,416

A-24

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99838	$8.88173	0
01/01/2012 to 12/31/2012	$8.88173	$9.85416	0
01/01/2013 to 12/31/2013	$9.85416	$11.82614	41,958
01/01/2014 to 12/31/2014	$11.82614	$12.34930	278,378
01/01/2015 to 12/31/2015	$12.34930	$12.12670	378,792
01/01/2016 to 12/31/2016	$12.12670	$12.64255	369,206
01/01/2017 to 12/31/2017	$12.64255	$14.65171	314,214
01/01/2018 to 12/31/2018	$14.65171	$13.42675	319,175
01/01/2019 to 12/31/2019	$13.42675	$15.95658	295,357
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97171	$12.15886	0
01/01/2011 to 12/31/2011	$12.15886	$10.35886	0
01/01/2012 to 12/31/2012	$10.35886	$12.19542	0
01/01/2013 to 12/31/2013	$12.19542	$16.83782	2,586
01/01/2014 to 12/31/2014	$16.83782	$17.32530	47,903
01/01/2015 to 12/31/2015	$17.32530	$17.21422	41,793
01/01/2016 to 12/31/2016	$17.21422	$18.17879	37,140
01/01/2017 to 12/31/2017	$18.17879	$22.76113	35,881
01/01/2018 to 12/31/2018	$22.76113	$19.89505	47,896
01/01/2019 to 12/31/2019	$19.89505	$26.62386	41,579
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96076	$12.61895	0
01/01/2011 to 12/31/2011	$12.61895	$12.25206	0
01/01/2012 to 12/31/2012	$12.25206	$13.47553	0
01/01/2013 to 12/31/2013	$13.47553	$17.86028	11,372
01/01/2014 to 12/31/2014	$17.86028	$18.18082	14,841
01/01/2015 to 12/31/2015	$18.18082	$17.96644	32,117
01/01/2016 to 12/31/2016	$17.96644	$19.74442	21,835
01/01/2017 to 12/31/2017	$19.74442	$23.99069	16,123
01/01/2018 to 12/31/2018	$23.99069	$21.54355	24,858
01/01/2019 to 12/31/2019	$21.54355	$27.48601	30,398
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96419	$11.46830	0
01/01/2011 to 12/31/2011	$11.46830	$10.57291	0
01/01/2012 to 12/31/2012	$10.57291	$12.24897	0
01/01/2013 to 12/31/2013	$12.24897	$16.50218	9,819
01/01/2014 to 12/31/2014	$16.50218	$17.03278	37,540
01/01/2015 to 12/31/2015	$17.03278	$15.98081	45,119
01/01/2016 to 12/31/2016	$15.98081	$20.24620	59,069
01/01/2017 to 12/31/2017	$20.24620	$21.31100	47,651
01/01/2018 to 12/31/2018	$21.31100	$17.32545	62,146
01/01/2019 to 12/31/2019	$17.32545	$20.72150	52,660
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99208	$10.69412	0
01/01/2011 to 12/31/2011	$10.69412	$10.69397	0
01/01/2012 to 12/31/2012	$10.69397	$11.90033	0
01/01/2013 to 12/31/2013	$11.90033	$13.63266	1,229,283
01/01/2014 to 12/31/2014	$13.63266	$14.15273	2,418,358
01/01/2015 to 12/31/2015	$14.15273	$13.88256	3,819,853
01/01/2016 to 12/31/2016	$13.88256	$14.63936	3,828,183
01/01/2017 to 12/31/2017	$14.63936	$16.56631	3,606,476
01/01/2018 to 12/31/2018	$16.56631	$15.37631	3,017,412
01/01/2019 to 12/31/2019	$15.37631	$18.21917	2,800,682

A-25

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97096	$11.13831	0
01/01/2011 to 12/31/2011	$11.13831	$10.73626	0
01/01/2012 to 12/31/2012	$10.73626	$12.37744	0
01/01/2013 to 12/31/2013	$12.37744	$17.47928	97,590
01/01/2014 to 12/31/2014	$17.47928	$18.56872	162,907
01/01/2015 to 12/31/2015	$18.56872	$19.95142	181,564
01/01/2016 to 12/31/2016	$19.95142	$20.09122	143,016
01/01/2017 to 12/31/2017	$20.09122	$27.16440	147,409
01/01/2018 to 12/31/2018	$27.16440	$27.66160	155,612
01/01/2019 to 12/31/2019	$27.66160	$34.77894	144,961
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98599	$10.66957	0
01/01/2011 to 12/31/2011	$10.66957	$10.41049	0
01/01/2012 to 12/31/2012	$10.41049	$11.57511	0
01/01/2013 to 12/31/2013	$11.57511	$15.27963	20,844
01/01/2014 to 12/31/2014	$15.27963	$15.21507	47,471
01/01/2015 to 12/31/2015	$15.21507	$14.01372	43,295
01/01/2016 to 12/31/2016	$14.01372	$14.58315	46,372
01/01/2017 to 12/31/2017	$14.58315	$16.66646	51,025
01/01/2018 to 12/31/2018	$16.66646	$14.75303	56,275
01/01/2019 to 12/31/2019	$14.75303	$18.22203	189,895
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85964	$11.47801	0
01/01/2011 to 12/31/2011	$11.47801	$9.57547	0
01/01/2012 to 12/31/2012	$9.57547	$9.72797	0
01/01/2013 to 12/31/2013	$9.72797	$11.00540	13,172
01/01/2014 to 12/31/2014	$11.00540	$9.88848	32,758
01/01/2015 to 12/31/2015	$9.88848	$7.82886	36,855
01/01/2016 to 12/31/2016	$7.82886	$9.56611	44,405
01/01/2017 to 12/31/2017	$9.56611	$10.34689	28,693
01/01/2018 to 12/31/2018	$10.34689	$8.45462	33,376
01/01/2019 to 12/31/2019	$8.45462	$9.68791	33,680
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98007	$10.31267	0
01/01/2011 to 12/31/2011	$10.31267	$10.52883	0
01/01/2012 to 12/31/2012	$10.52883	$10.86266	0
01/01/2013 to 12/31/2013	$10.86266	$10.25105	28,272
01/01/2014 to 12/31/2014	$10.25105	$10.10718	70,310
01/01/2015 to 12/31/2015	$10.10718	$9.45252	82,962
01/01/2016 to 12/31/2016	$9.45252	$9.67249	67,138
01/01/2017 to 12/31/2017	$9.67249	$9.67795	55,071
01/01/2018 to 12/31/2018	$9.67795	$9.67785	103,232
01/01/2019 to 12/31/2019	$9.67785	$9.64131	79,611
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98864	$11.50287	0
01/01/2011 to 12/31/2011	$11.50287	$10.88962	0
01/01/2012 to 12/31/2012	$10.88962	$12.64274	0
01/01/2013 to 12/31/2013	$12.64274	$16.41458	7,874
01/01/2014 to 12/31/2014	$16.41458	$18.50386	27,033
01/01/2015 to 12/31/2015	$18.50386	$16.94400	16,509
01/01/2016 to 12/31/2016	$16.94400	$18.93968	21,345
01/01/2017 to 12/31/2017	$18.93968	$22.01273	17,804
01/01/2018 to 12/31/2018	$22.01273	$18.01453	17,376
01/01/2019 to 12/31/2019	$18.01453	$21.04498	14,955

A-26

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99838	$8.81921	0
01/01/2012 to 12/31/2012	$8.81921	$9.59876	0
01/01/2013 to 12/31/2013	$9.59876	$11.34130	484,589
01/01/2014 to 12/31/2014	$11.34130	$11.73220	1,052,187
01/01/2015 to 12/31/2015	$11.73220	$11.43065	1,337,686
01/01/2016 to 12/31/2016	$11.43065	$11.93960	1,212,083
01/01/2017 to 12/31/2017	$11.93960	$13.29891	1,174,575
01/01/2018 to 12/31/2018	$13.29891	$12.38664	994,300
01/01/2019 to 12/31/2019	$12.38664	$14.64141	1,022,496
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99838	$10.40176	0
01/01/2011 to 12/31/2011	$10.40176	$10.81378	0
01/01/2012 to 12/31/2012	$10.81378	$11.43530	0
01/01/2013 to 12/31/2013	$11.43530	$11.04489	21,427
01/01/2014 to 12/31/2014	$11.04489	$11.60900	33,022
01/01/2015 to 12/31/2015	$11.60900	$11.52348	66,160
01/01/2016 to 12/31/2016	$11.52348	$11.88113	84,162
01/01/2017 to 12/31/2017	$11.88113	$12.38495	82,807
01/01/2018 to 12/31/2018	$12.38495	$11.86726	213,589
01/01/2019 to 12/31/2019	$11.86726	$13.06724	213,961
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03828	$11.00193	0
01/01/2011 to 12/31/2011	$11.00193	$11.53717	0
01/01/2012 to 12/31/2012	$11.53717	$12.54020	0
01/01/2013 to 12/31/2013	$12.54020	$15.79414	0
01/01/2014 to 12/31/2014	$15.79414	$17.06996	0
01/01/2015 to 12/31/2015	$17.06996	$17.43391	0
01/01/2016 to 12/31/2016	$17.43391	$17.70056	0
01/01/2017 to 12/31/2017	$17.70056	$19.96937	0
01/01/2018 to 12/31/2018	$19.96937	$16.67974	0
01/01/2019 to 12/31/2019	$16.67974	$20.69862	0
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02682	$11.20042	0
01/01/2011 to 12/31/2011	$11.20042	$11.58632	0
01/01/2012 to 12/31/2012	$11.58632	$13.87043	0
01/01/2013 to 12/31/2013	$13.87043	$19.02239	0
01/01/2014 to 12/31/2014	$19.02239	$20.97562	0
01/01/2015 to 12/31/2015	$20.97562	$21.53114	0
01/01/2016 to 12/31/2016	$21.53114	$21.99613	0
01/01/2017 to 12/31/2017	$21.99613	$25.53009	0
01/01/2018 to 12/31/2018	$25.53009	$25.18357	0
01/01/2019 to 12/31/2019	$25.18357	$30.77657	0
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98562	$10.17414	0
01/01/2011 to 12/31/2011	$10.17414	$8.59599	0
01/01/2012 to 12/31/2012	$8.59599	$10.51235	0
01/01/2013 to 12/31/2013	$10.51235	$13.61387	0
01/01/2014 to 12/31/2014	$13.61387	$15.07268	0
01/01/2015 to 12/31/2015	$15.07268	$14.55788	0
01/01/2016 to 12/31/2016	$14.55788	$16.46166	0
01/01/2017 to 12/31/2017	$16.46166	$19.07772	0
01/01/2018 to 12/31/2018	$19.07772	$16.75297	0
01/01/2019 to 12/31/2019	$16.75297	$21.39872	0

A-27

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04732	$9.82963	0
01/01/2011 to 12/31/2011	$9.82963	$10.61300	0
01/01/2012 to 12/31/2012	$10.61300	$12.21679	0
01/01/2013 to 12/31/2013	$12.21679	$16.74113	0
01/01/2014 to 12/31/2014	$16.74113	$20.30494	0
01/01/2015 to 12/31/2015	$20.30494	$20.90914	0
01/01/2016 to 12/31/2016	$20.90914	$19.67150	0
01/01/2017 to 12/31/2017	$19.67150	$23.32381	0
01/01/2018 to 12/31/2018	$23.32381	$23.88084	0
01/01/2019 to 12/31/2019	$23.88084	$27.95099	0
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00796	$11.37516	0
01/01/2011 to 12/31/2011	$11.37516	$10.95460	0
01/01/2012 to 12/31/2012	$10.95460	$12.43758	0
01/01/2013 to 12/31/2013	$12.43758	$16.85234	0
01/01/2014 to 12/31/2014	$16.85234	$17.44532	0
01/01/2015 to 12/31/2015	$17.44532	$16.52005	0
01/01/2016 to 12/31/2016	$16.52005	$19.04111	0
01/01/2017 to 12/31/2017	$19.04111	$22.85288	0
01/01/2018 to 12/31/2018	$22.85288	$19.54464	0
01/01/2019 to 12/31/2019	$19.54464	$25.00713	0
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98822	$10.91227	0
01/01/2011 to 12/31/2011	$10.91227	$11.03482	0
01/01/2012 to 12/31/2012	$11.03482	$12.19519	0
01/01/2013 to 12/31/2013	$12.19519	$15.62434	0
01/01/2014 to 12/31/2014	$15.62434	$17.30020	0
01/01/2015 to 12/31/2015	$17.30020	$17.60020	0
01/01/2016 to 12/31/2016	$17.60020	$18.12331	0
01/01/2017 to 12/31/2017	$18.12331	$22.26558	0
01/01/2018 to 12/31/2018	$22.26558	$21.42297	0
01/01/2019 to 12/31/2019	$21.42297	$27.07365	0
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01415	$10.64179	0
01/01/2011 to 12/31/2011	$10.64179	$10.30111	0
01/01/2012 to 12/31/2012	$10.30111	$11.65741	0
01/01/2013 to 12/31/2013	$11.65741	$14.84696	0
01/01/2014 to 12/31/2014	$14.84696	$16.08223	0
01/01/2015 to 12/31/2015	$16.08223	$15.02196	0
01/01/2016 to 12/31/2016	$15.02196	$17.00280	0
01/01/2017 to 12/31/2017	$17.00280	$18.91209	0
01/01/2018 to 12/31/2018	$18.91209	$16.57093	0
01/01/2019 to 12/31/2019	$16.57093	$21.08551	0
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97411	$11.67549	0
01/01/2011 to 12/31/2011	$11.67549	$11.11693	0
01/01/2012 to 12/31/2012	$11.11693	$12.57626	0
01/01/2013 to 12/31/2013	$12.57626	$16.09526	0
01/01/2014 to 12/31/2014	$16.09526	$16.71117	0
01/01/2015 to 12/31/2015	$16.71117	$16.43176	0
01/01/2016 to 12/31/2016	$16.43176	$18.18673	0
01/01/2017 to 12/31/2017	$18.18673	$21.09771	0
01/01/2018 to 12/31/2018	$21.09771	$18.20643	0
01/01/2019 to 12/31/2019	$18.20643	$22.17911	0

A-28

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98143	$11.04959	0
01/01/2011 to 12/31/2011	$11.04959	$10.40935	0
01/01/2012 to 12/31/2012	$10.40935	$11.89664	0
01/01/2013 to 12/31/2013	$11.89664	$15.41595	0
01/01/2014 to 12/31/2014	$15.41595	$16.65487	0
01/01/2015 to 12/31/2015	$16.65487	$14.98699	0
01/01/2016 to 12/31/2016	$14.98699	$18.27250	0
01/01/2017 to 12/31/2017	$18.27250	$19.81787	0
01/01/2018 to 12/31/2018	$19.81787	$16.84717	0
01/01/2019 to 12/31/2019	$16.84717	$20.49679	0
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96747	$11.51128	0
01/01/2011 to 12/31/2011	$11.51128	$11.82336	0
01/01/2012 to 12/31/2012	$11.82336	$13.58313	0
01/01/2013 to 12/31/2013	$13.58313	$13.33060	0
01/01/2014 to 12/31/2014	$13.33060	$16.34066	0
01/01/2015 to 12/31/2015	$16.34066	$16.07391	0
01/01/2016 to 12/31/2016	$16.07391	$16.66363	0
01/01/2017 to 12/31/2017	$16.66363	$17.65491	0
01/01/2018 to 12/31/2018	$17.65491	$16.32257	0
01/01/2019 to 12/31/2019	$16.32257	$20.28687	0
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97365	$11.64005	0
01/01/2011 to 12/31/2011	$11.64005	$11.55965	0
01/01/2012 to 12/31/2012	$11.55965	$12.74855	0
01/01/2013 to 12/31/2013	$12.74855	$17.55332	0
01/01/2014 to 12/31/2014	$17.55332	$17.58504	0
01/01/2015 to 12/31/2015	$17.58504	$17.44437	0
01/01/2016 to 12/31/2016	$17.44437	$20.56620	0
01/01/2017 to 12/31/2017	$20.56620	$22.78165	0
01/01/2018 to 12/31/2018	$22.78165	$21.05103	0
01/01/2019 to 12/31/2019	$21.05103	$24.58649	0
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.97929	$11.00947	0
01/01/2011 to 12/31/2011	$11.00947	$10.35219	0
01/01/2012 to 12/31/2012	$10.35219	$11.78985	0
01/01/2013 to 12/31/2013	$11.78985	$15.91542	0
01/01/2014 to 12/31/2014	$15.91542	$16.51243	0
01/01/2015 to 12/31/2015	$16.51243	$14.85015	0
01/01/2016 to 12/31/2016	$14.85015	$18.75156	0
01/01/2017 to 12/31/2017	$18.75156	$20.17263	0
01/01/2018 to 12/31/2018	$20.17263	$16.96553	0
01/01/2019 to 12/31/2019	$16.96553	$20.38821	0
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04585	$12.12540	0
01/01/2011 to 12/31/2011	$12.12540	$12.11136	0
01/01/2012 to 12/31/2012	$12.11136	$13.83621	0
01/01/2013 to 12/31/2013	$13.83621	$15.20383	0
01/01/2014 to 12/31/2014	$15.20383	$14.99175	0
01/01/2015 to 12/31/2015	$14.99175	$14.92301	0
01/01/2016 to 12/31/2016	$14.92301	$17.80193	0
01/01/2017 to 12/31/2017	$17.80193	$17.08515	0
01/01/2018 to 12/31/2018	$17.08515	$14.22000	0
01/01/2019 to 12/31/2019	$14.22000	$16.00188	0

A-29

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03398	$10.74131	0
01/01/2011 to 12/31/2011	$10.74131	$12.37651	0
01/01/2012 to 12/31/2012	$12.37651	$12.15179	0
01/01/2013 to 12/31/2013	$12.15179	$13.50111	0
01/01/2014 to 12/31/2014	$13.50111	$16.66449	0
01/01/2015 to 12/31/2015	$16.66449	$15.29335	0
01/01/2016 to 12/31/2016	$15.29335	$17.25687	0
01/01/2017 to 12/31/2017	$17.25687	$18.72162	0
01/01/2018 to 12/31/2018	$18.72162	$18.88399	0
01/01/2019 to 12/31/2019	$18.88399	$22.75143	0
*Denotes the start date of these sub-accounts

A-30

APPENDIX B - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN
CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available. For the California annuity forms, “deferred sales charges” are referred to as “surrender charges.”

Connecticut
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available. For Annuities purchased on or after August 20, 2012, the Liquidity Factor used in the MVA and DCA formulas equals zero (0).

Florida	One year waiting period for annuitization.
Hawaii	Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available.
Illinois	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Iowa	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Massachusetts	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
Ohio	DCA Liquidity Factor equals zero.
Oregon	6 and 12 Month DCA Options are not available. The DCA MVA Option is not available.
South Dakota	Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available.
Texas	The Beneficiary Annuity is not available.
Virginia	Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available.
Washington
Combination 5% Roll-up and Highest Anniversary Value Death Benefit is not available. Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income with Lifetime Income Accelerator is not available. Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator is not available.

B-1

APPENDIX C – HIGHEST DAILY LIFETIME® 6 PLUS INCOME, HIGHEST DAILY LIFETIME® 6
PLUS INCOME WITH INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered March 15, 2010 to January 23, 2011
Except for Annuities that were issued in Oregon, effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.
HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (HD® 6 Plus)
Highest Daily Lifetime 6 Plus Income Benefit (HD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available.
If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit -the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity would terminate. In that scenario, no further amount would be payable under the Highest Daily Lifetime 6 Plus benefit. As to the impact of such scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
In the rider for this benefit, we use slightly different terms for the calculation described. We use the term “Guaranteed Base Value” to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th benefit anniversary, your Protected Withdrawal Value on the 10th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th benefit anniversary, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½ – 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59½ on the 183rd day after his/her 59th birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½ – 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities that were issued in Oregon, effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit. For Annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½ – 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2010

▪	The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59½ and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary Date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30th Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable MVA) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
The Issue Date is December 1st

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1st

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 3, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1 in the year following the date you turn age 70 1/2 and by December 31 for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime 6 Plus

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, the Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

▪
The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime 6 Plus could be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions.
If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not have elected Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.
How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Unadjusted Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Unadjusted Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. The formula is described below.
As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.
If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA MVA Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any applicable Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix J) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

▪
September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪	September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

▪
On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Unadjusted Account Value in the Bond Sub-account; or

b)	An amount equal to 5% of your total Unadjusted Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Unadjusted Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Unadjusted Account Value, the more the Unadjusted Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Unadjusted Account Value and thus the greater the impact on whether (and how much) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Unadjusted Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
HIGHEST DAILY LIFETIME® 6 PLUS WITH LIFETIME INCOME ACCELERATOR (HD®6 Plus with LIA)
Highest Daily Lifetime 6 Plus with LIA is no longer available. If you have elected this benefit, the benefit guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. You could choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 6 Plus and you must have elected the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. Please note that if you terminate Highest Daily Lifetime 6 Plus and elected the Highest Daily Lifetime 6 Plus with LIA you would lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. This benefit may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted and available Investment Option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime 6 Plus above for a description of the predetermined mathematical formula.
Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.
If this benefit is elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
The current charge for this benefit is 1.20% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120-day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36-month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under Highest Daily Lifetime Income 6 Plus” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

For new issuances of this benefit, we may institute a “cut-off” date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.
Withdrawals in Excess of the LIA Amount. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount (“Excess Income”), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal has exceeded the LIA Amount.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of more than the LIA Amount, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding the LIA Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of more than the LIA Amount, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed the LIA Amount. If you request a net withdrawal, you are more likely to take a withdrawal of more than the LIA Amount than if you request a gross withdrawal.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2 – 79; and 6% for ages 80 and older) to the Purchase Payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183rd day after his/her 59th birthday).
The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment.
If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities that were issued in Oregon, effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus with LIA. For Annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120-day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Unadjusted Account Value to zero are more than the LIA Amount (except in the case of Required Minimum Distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the LIA Amount in subsequent Annuity Years until the death of the designated life.
Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.
Termination of Highest Lifetime 6 Plus with LIA. The LIA benefit terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender the Annuity;

(iii)	our receipt of Due Proof of Death of the designated life;

(iv)	the Annuity Date, if Unadjusted Account Value remains on the Annuity Date and an election is made to commence annuity payments prior to the tenth Annuity anniversary;

(v)	the Valuation Day on which each of the Unadjusted Account Value and the Annual Income Amount is zero; or

(vi)	if you cease to meet our requirements for elections of this benefit or if we process a change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
Highest Daily Lifetime 6 Plus with LIA is subject to the same pre-determined mathematical formula that applies to Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. See Highest Daily Lifetime 6 Plus above for a description of the formula.
SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (SHD®6 Plus)
Spousal Highest Daily Lifetime 6 Plus (SHD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for election.
If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.
As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
In the rider for this benefit, as respects the preceding paragraph, we use the term “Guaranteed Base Value” to refer to the Unadjusted Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th Anniversary of the benefit, your Protected Withdrawal Value on the 10th Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th anniversary of the benefit, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – 64, 5% for ages 65 – 84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – 64, 5% for ages 65 – 84, and 6% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities that were issued in Oregon, effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit. For Annuities issued in Oregon, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – 64, 5% for ages 65 – 84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2010

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29th reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

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This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

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The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year’s Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1st of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable MVA) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime 6 Plus

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To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

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Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including partial withdrawals that exceed the Annual Income Amount. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

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Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Spousal Highest Daily Lifetime 6 Plus
The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted

Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.
See “How Highest Daily Lifetime 6 Plus Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.
FORMULA FOR HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT AND SPOUSAL
HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT
(INCLUDING HIGHEST DAILY LIFETIME® 6 PLUS WITH LIA)
Please see Appendix J: “Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits.”

APPENDIX D – HIGHEST DAILY LIFETIME® INCOME, HIGHEST DAILY LIFETIME® INCOME WITH LIFETIME INCOME ACCELERATOR, AND SPOUSAL HIGHEST DAILY LIFETIME® INCOME – No Longer Available FOR New Elections
These benefits were offered January 24, 2011 to August 19, 2012
Except for Annuities that were issued in Oregon, for Annuities that have one of these benefits, we currently limit additional Purchase Payments made after the benefit has been in effect for one year (the “benefit anniversary”) to $50,000 each benefit year. The benefit year begins on the date you elect an optional living benefit and continues through and includes the day immediately preceding the first anniversary of the date you elected the optional living benefit. Subsequent benefit years begin on the anniversary of the date you elected an optional living benefit and continue through and include the day immediately preceding the next anniversary of the date you elected the benefit.
Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.
HIGHEST DAILY LIFETIME® INCOME BENEFIT
Highest Daily Lifetime Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Optional Death Benefits section of this prospectus).

You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45–54; 4% for ages 55 to less than 59 1/2; 5% for ages 59  1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45–54; 4% for ages 55 to less than 59  1/2; 5% for ages 59  1/2–84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2011

▪	Highest Daily Lifetime Income is elected on August 1, 2012

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1

▪	Highest Daily Lifetime Income is elected on September 4

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income
On October 3 the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:
A “Calendar Year” runs from January 1 to December 31st of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2016 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 – $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income

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To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

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Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

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Withdrawals under Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro-rata.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the permitted elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

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The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities)

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime Income (including Highest Daily Lifetime Income with LIA and Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Unadjusted Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Unadjusted Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix J (and is described below).
As indicated above, we limit the Sub-accounts to which you may allocate Unadjusted Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.
If you are participating in Highest Daily Lifetime Income and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Unadjusted Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Unadjusted Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA MVA Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA MVA Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA MVA Options. We will not assess any Market Value Adjustment with respect to transfers under the formula from the DCA MVA Options.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix J) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

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September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts

▪	September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4

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On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

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Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Unadjusted Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Unadjusted Account Value
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs.

Therefore, as time goes on, while none of your Unadjusted Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Unadjusted Account Value, the more the Unadjusted Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Income has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Unadjusted Account Value and thus the greater the impact on whether (and how much) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Unadjusted Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
HIGHEST DAILY LIFETIME® INCOME BENEFIT WITH LIFETIME INCOME ACCELERATOR
We offer another version of Highest Daily Lifetime Income that we call Highest Daily Lifetime Income with Lifetime Income Accelerator. Highest Daily Lifetime Income with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit at any time.
You may choose Highest Daily Lifetime Income with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Income and you must elect the LIA benefit at the time you elect Highest Daily Lifetime Income. If you elect Highest Daily Lifetime Income without LIA and would like to add the feature later, you must first terminate Highest Daily Lifetime Income and elect Highest Daily Lifetime Income with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income and elect Highest Daily Lifetime Income with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime Income with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-account(s) with this benefit. The income benefit under Highest Daily Lifetime Income with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime Income apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime Income, Highest Daily Lifetime Income with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime Income above for a description of the predetermined mathematical formula.
Highest Daily Lifetime Income with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
If you elect Highest Daily Lifetime Income with LIA, the current charge is 1.30% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.325% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime Income with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120-day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36-month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under Highest Daily Lifetime Income.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under Highest Daily Lifetime Income” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime Income with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
For new issuances of this benefit, we may institute a “cut-off” date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.
Withdrawals in Excess of the LIA Amount. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount (“Excess Income”), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (3% for ages 45–54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2–84; and 6% for ages 85 or older) to the Purchase Payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.
The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment.
If the Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120-day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Unadjusted Account Value to zero are more than the LIA Amount (except in the case of Required Minimum Distributions), Highest Daily Lifetime Income with LIA terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the LIA Amount in subsequent Annuity Years until the death of the designated life.
Annuity Options. In addition to Highest Daily Lifetime Income annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elect Highest Daily Lifetime Income with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.
Termination of Highest Daily Lifetime Income with LIA. The LIA Benefit terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the annuity;

(iii)	our receipt of Due Proof of Death of the designated life;

(iv)	the annuity date, if Unadjusted Account Value remains on the annuity date and an election is made to commence annuity payments prior to the tenth Annuity anniversary;

(v)	the Valuation Day on which each of the Unadjusted Account Value and the Annual Income Amount is zero; or

(vi)	if you cease to meet our requirements for elections of this benefit or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
Highest Daily Lifetime Income with LIA uses the same pre-determined mathematical formula used with Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income. See the pertinent discussion in Highest Daily Lifetime Income above.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME BENEFIT
Spousal Highest Daily Lifetime Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.
As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Optional Death Benefits section of this prospectus).
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59  1/2, 4.5% for ages 59  1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59  1/2, 4.5% for ages 59  1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2011

▪	Spousal Highest Daily Lifetime Income is elected on August 1, 2012

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

▪
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year’s Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 1, 2011

▪	Spousal Highest Daily Lifetime Income is elected on September 4, 2012

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income
On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under Spousal Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Spousal Highest Daily Lifetime Income Benefit
The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDCS will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

APPENDIX E – HIGHEST DAILY LIFETIME® INCOME 2.0, HIGHEST DAILY LIFETIME® INCOME 2.0
WITH LIFETIME INCOME ACCELERATOR, SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0,
HIGHEST DAILY LIFETIME® INCOME 2.0 WITH HIGHEST DAILY® DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0 WITH HIGHEST DAILY® DEATH BENEFIT – NO LONGER
AVAILABLE FOR NEW ELECTIONS
These benefits were offered August 20, 2012 to February 24, 2013.
HIGHEST DAILY LIFETIME® INCOME 2.0 BENEFIT
Highest Daily Lifetime Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:
(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and (2) the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50–54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity

Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50–54; 4% for ages 55 to 64; 5% for ages 65–84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Highest Daily Lifetime Income is elected on August 1, 2013

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

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This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

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The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income 2.0 is elected on September 4

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:
A “Calendar Year” runs from January 1 to December 31st of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

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If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income 2.0

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To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income 2.0 terminates, we will make further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

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Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

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Withdrawals under Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the permitted elected Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

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The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income 2.0. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits.
The formula is set forth in Appendix J (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, as none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while money is invested in it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Unadjusted Account Value and your Protected Withdrawal Value;

▪	The amount of time the benefit has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).

Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2)
Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“(VV + VF), where “VV” is the current Account Value of the elected Sub-accounts of the Annuity, and “VF” is the current Account Value of the elected Fixed Rate Options of the Annuity.”). We refer to this resulting value as the “Target Ratio” or “R”.

(3)	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:

R	=	(L – B) / (VV + VF)
More specifically, the formula operates as follows:

(1)
We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix J) for that day by 5% and by the applicable Annuity Factor found in Appendix J. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income.

Example (assume the income basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L)	=	$200,000 x 5% x 14.95 = $149,500

(2)
Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (VV + VF).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

Target Ratio (R)	=	($149,500 – 0)/$179,500 = 83.3%

(3)
If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)
In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Unadjusted Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Unadjusted Account Value.
Other Important Information

▪
The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.

▪
While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.

▪	If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

▪
Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

▪
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

▪	If you are participating in Highest Daily Lifetime Income 2.0 and you are also participating in the 6 or 12 Month DCA Program, the following rules apply:

▪	DCA MVA Options are considered “Permitted Sub-accounts” for purpose of the Target Ratio calculation (“L”) described above.

▪	The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.

▪
The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account. Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.

▪	A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
HIGHEST DAILY LIFETIME® INCOME 2.0 BENEFIT WITH LIFETIME INCOME ACCELERATOR
We offer another version of Highest Daily Lifetime Income 2.0 that we call Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator (“LIA”). Highest Daily Lifetime Income 2.0 with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit at any time.
You may choose Highest Daily Lifetime Income 2.0 with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Income 2.0 and you must elect the LIA benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without LIA and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or death benefit. As long as your Highest Daily Lifetime Income 2.0 with LIA benefit is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-account(s) with this benefit. The income benefit under Highest Daily Lifetime Income 2.0 with LIA currently is based on a single “designated life” who is between the ages of 50 and 75 on the date that the benefit is elected and received in Good Order. All terms and conditions of Highest Daily Lifetime Income 2.0 apply to this version of the benefit, except as described herein. As is the case with Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with LIA involves your participation in a predetermined mathematical formula that transfers Account Value between your Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account. Please see Highest Daily Lifetime Income 2.0 above for a description of the predetermined mathematical formula.
Highest Daily Lifetime Income 2.0 with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care or other medical or retirement expenses. You should seek professional advice to determine your financial needs for long-term care.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
If you elect Highest Daily Lifetime Income 2.0 with LIA, the current charge is 1.50% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime Income 2.0 with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met apply before you can become eligible for the LIA Amount. The 120-day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36-month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA Amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to laws of any United States jurisdiction providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount, and you will have to notify us again in writing in order to become eligible. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Please note that you must be available in the U.S. for the assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under Highest Daily Lifetime Income 2.0.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the Annuity Year that immediately precedes or runs concurrent with our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime Income 2.0 with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA Amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount. However, the available LIA Amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA Amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
For new issuances of this benefit, we may institute a “cut-off” date that would stop the appreciation of the Protected Withdrawal Value, even if no Lifetime Withdrawal had been taken prior to the cut-off date (thus affecting the determination of the LIA Amount). We will not apply any cut-off date to those who elected this benefit prior to our institution of a cut-off date.
Withdrawals in Excess of the LIA Amount. Withdrawals (other than the Non-Lifetime Withdrawal) of any amount in a given Annuity Year up to the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. However, if your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount (“Excess Income”), your LIA Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Income. Excess Income also will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal has exceeded the LIA Amount.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of more than the LIA Amount, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding the LIA Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of more than the LIA Amount, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed the LIA Amount. If you request a net withdrawal, you are more likely to take a withdrawal of more than the LIA Amount than if you request a gross withdrawal.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment that we accept, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (3% for ages 50–54; 4% for ages 55 to 64; 5% for ages 65–84; and 6% for ages 85 or older) to the Purchase Payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date.
The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each Purchase Payment.
If the Annuity permits additional Purchase Payments, we will monitor additional Purchase Payments and may limit or refuse all or any portion of any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size and timing of additional Purchase Payment(s). Currently, our administrative practice is to monitor each contract, and beginning in the second Benefit Year cumulative additional Purchase Payments within any Benefit Year will be limited to the Account Value at benefit election plus any additional Purchase Payments made within that first Benefit Year. Subject to state law, we also reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Unadjusted Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional Purchase Payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA Amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120-day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Unadjusted Account Value to zero are more than the LIA Amount (except in the case of Required Minimum Distributions), Highest Daily Lifetime Income 2.0 with LIA terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the LIA Amount in subsequent Annuity Years until the death of the designated life.
Annuity Options. In addition to Highest Daily Lifetime Income 2.0 annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Unadjusted Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA Amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elect Highest Daily Lifetime Income 2.0 with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.
Please note that if you elect Highest Daily Lifetime Income 2.0 with LIA, your Account Value is not guaranteed, can fluctuate and may lose value.
Termination of Highest Daily Lifetime Income 2.0 with LIA. The LIA Benefit terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)	our receipt of due proof of death of the designated life;

(iv)	the annuity date, if unadjusted account value remains on the annuity date and an election is made to commence annuity payments prior to the tenth annuity anniversary;

(v)	the valuation day on which each of the unadjusted account value and the annual income amount is zero; or

(vi)	if you cease to meet our requirements for elections of this benefit above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
Highest Daily Lifetime Income 2.0 with LIA uses the same pre-determined mathematical formula used with Highest Daily Lifetime Income 2.0 and Spousal Highest Daily Lifetime Income 2.0. See the pertinent discussion in Highest Daily Lifetime Income 2.0 above.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0 BENEFIT
Spousal Highest Daily Lifetime Income 2.0 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income 2.0, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions

On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

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This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

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The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year’s Annual Income Amount of $10,435.50

(adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0
On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income 2.0

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To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted

Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

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Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

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Withdrawals under Spousal Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase

Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for the Spousal Highest Daily Lifetime Income v2.0
The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-

election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
HIGHEST DAILY LIFETIME® INCOME 2.0 WITH HIGHEST DAILY® DEATH BENEFIT
Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income 2.0 with HD DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income 2.0 is offered with or without the HD DB component, however, you may only elect HD DB with Highest Daily Lifetime Income 2.0, and you must elect the HD DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HD DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with HD DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income 2.0 with HD DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date. As long as your Highest Daily Lifetime Income 2.0 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0 with HD DB (including no payment of the Highest Daily Death Benefit Amount).
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income 2.0 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0 with HD DB.
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50-54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0 with HD DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income 2.0 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Highest Daily Lifetime Income 2.0 with HD DB is elected on August 1, 2013

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HD DB

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).

Here is calculation

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime withdrawal	$118,000.00	Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before		Account Value immediately before
Excess Income of $1,500	$114,500.00	Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HD DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for		Highest Daily Death
future Annuity Years	$5,921.40	Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1st of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with

HD DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income 2.0 with HD DB is elected on September 4

▪	The Unadjusted Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HD DB

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0 with HD DB
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HD DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:
 A “Calendar Year” runs from January 1st to December 31st of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Highest Daily Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income 2.0 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)	The Unadjusted Account Value on the current Valuation Day; and

(2)	The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

▪	increased by any Purchase Payments made on the current Valuation Day and,

▪	reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Daily Death Benefit will be calculated on the date of death of the decedent and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that the Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income 2.0 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income 2.0 with HD DB

▪
To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income 2.0 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

▪
Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

▪
Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HD DB, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income 2.0 with HD DB are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Highest Daily Lifetime Income 2.0 with HD DB
The current charge for Highest Daily Lifetime Income 2.0 with HD DB is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0 with HD DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0 with HD DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HD DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership requirements.
Highest Daily Lifetime Income 2.0 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0 with HD DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 with HD DB will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income 2.0 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HD DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 with HD DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HD DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)	when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner (or Annuitant if entity-owned);

(v)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0 with HD DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HD DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income 2.0 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0 WITH HIGHEST DAILY® DEATH BENEFIT
Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HD DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income 2.0 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 with HD DB is the spousal version of Highest Daily Lifetime Income 2.0 with HD DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HD DB component; however, you may only elect HD DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HD DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HD DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HD DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 with HD DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HD DB due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 with HD DB is not available if you elect any other optional living or death benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0 with HD DB.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term MVA Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Unadjusted Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary of the effective date of the benefit, your Periodic Value on the 12th benefit anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Unadjusted Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0 with HD DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.

If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). Subject to state law, we reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 with HD DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 with HD DB is elected on August 1, 2013

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0 with HD DB

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920.).

Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$ 2,900.00	Amount of “non” Excess Income	$ 2,900.00
Account Value immediately before		Account Value immediately before
Excess Income of $2,100	$115,100.00	Excess Income of $2,100	$115,100.00
Excess Income amount	$ 2,100.00	Excess Income amount	$ 2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$ 5,400.00	HD DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$ 98.28	1.82% Reduction in Annual Income Amount	$ 2,002.36
Annual Income Amount for		Highest Daily Death
future Annuity Years	$ 5,301.72	Benefit Amount	$108,017.64
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

▪
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year’s Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1st of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HD DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 with HD DB is elected on September 4, 2013

▪	The Unadjusted Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0 with HD DB

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0 with HD DB
On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HD DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Highest Daily Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:

(1)	The Unadjusted Account Value on the current Valuation Day; and

(2)	The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,

▪	increased by any Purchase Payments made on the current Valuation Day and,

▪	reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Death Benefit 2.0 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income 2.0 with HD DB

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To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 with HD DB terminates, we will make no further payments of Annual Income Amount and no additional Purchase Payments will be permitted.

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Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

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Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HD DB, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

•
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Unadjusted Account Value.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HD DB benefit are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

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Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HD DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.0 with HD DB

The current charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB is 1.60% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.40% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 with HD DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HD DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50-79 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HD DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0 with HD DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 with HD DB will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii)
upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Unadjusted Account Value on the date of death;

(iii)	upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)	your termination of the benefit;

(v)	your surrender of the Annuity;

(vi)	when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii)	both the Unadjusted Account Value and Annual Income Amount equal zero; or

(viii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HD DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

APPENDIX F – OPTIONAL DEATH BENEFITS
These benefits were offered March 15, 2010 to August, 2012
Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefits are called the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit. Currently, these optional Death Benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. Neither optional Death Benefit is available with the Highest Daily Lifetime Income 2.0 with HD DB, Spousal Highest Daily Lifetime Income 2.0 with HD DB, Highest Daily Lifetime Income 2.0 with LIA, Highest Daily Lifetime Income with LIA or Highest Daily Lifetime 6 Plus with LIA. If you purchase either Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income and withdrawals taken under either reduce your Unadjusted Account Value to zero, your optional Death Benefit will terminate. You may not elect both optional Death Benefits. Investment restrictions apply if you elect either optional Death Benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with each benefit. If subsequent to your election of an optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.
Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

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The Death Benefit Target Date for both the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.

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The Highest Anniversary Value on the Issue Date is equal to your Unadjusted Account Value. Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity (“Annuity Anniversary”) up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and (b) the Unadjusted Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.

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The Roll-up Value. The initial Roll-Up Value is equal to the Unadjusted Account Value on the Issue Date of the Annuity. Each day we increase the Roll-up Value at the daily equivalent of a 5% annual rate. We stop increasing the Roll-Up Value at the 5% annual rate on the first to occur of the following: (1) the decedent’s date of death and (2) the Death Benefit Target Date. After we stop increasing the Roll-Up Value at the 5% annual rate, we continue to increase the Roll-Up Value by the amount of any additional Purchase Payments made after that date.

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Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal (including any applicable MVA) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value or Roll-Up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value or Roll-Up value ($125,000) by 10%, or $12,500.

Highest Anniversary Value Death Benefit (“HAV”)
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.
Calculation of Highest Anniversary Value Death Benefit
If the decedent’s date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the greater of the minimum Death Benefit described above, and

2.	the Highest Anniversary Value as of the date on which we receive Due Proof of Death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the greater of the minimum Death Benefit described above, and,

2.
the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date.

This Death Benefit may not be an appropriate feature where the oldest Owner’s age (Annuitant if entity-owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If the Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.
Calculation of 5% Roll-Up and Highest Anniversary Value Death Benefit
The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:
If the decedent’s date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the greater of the minimum Death Benefit described above, and

2.	the Highest Anniversary Value as of the date on which we receive Due Proof of Death.

3.	the Roll-Up Value as described above.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the greater of the minimum Death Benefit described above, and,

2.
the Highest Anniversary Value on the Death Benefit Target Date plus any Purchase Payments since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date.

3.	the Roll-Up Value as described above.
This Death Benefit may not be an appropriate feature where the oldest Owner’s age (Annuitant if entity-owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries, and less time for the Roll-Up Value to increase, before the Death Benefit Target Date is reached.
Effect of withdrawals on the Roll-up Value prior to Death Benefit Target Date. Withdrawals prior to the Death Benefit Target Date reduce the Roll-Up Value by the amount of the withdrawal until an annual “dollar-for-dollar” limit has been reached, and withdrawals in excess of the dollar-for-dollar limit then reduce the Roll-Up Value proportionally. Until the first Anniversary of the Issue Date, the dollar-for-dollar limit is equal to 5% of the initial Roll-Up Value. On each Annuity Anniversary thereafter, we reset the dollar-for-dollar limit to equal 5% of the Roll-Up Value on that anniversary. When all or a portion of a withdrawal exceeds the dollar-for-dollar limit for that Annuity Year, the excess portion of the withdrawal proportionally reduces the Roll-Up Value. The proportional reduction decreases the Roll-Up Value by the ratio of the “excess withdrawal” (i.e., the amount of the withdrawal that exceeds the dollar-for-dollar limit in that Annuity Year) to your Account Value (after the Account Value has been reduced by any portion of the withdrawal that was within the dollar-for-dollar limit but is not reduced by the excess withdrawal).
Effect of withdrawals on the Roll-up Value on or after the Death Benefit Target Date. All withdrawals after the Death Benefit Target Date are Proportional Withdrawals.
What are the charges for the optional Death Benefits?
For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the daily net assets of the Sub-accounts. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.
Can I terminate the optional Death Benefits?
The Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and HAV Death Benefit may not be terminated by you once elected. Each optional Death Benefit will terminate upon the first to occur of the following:

▪	the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;

▪
upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);

▪	upon the Annuity Date;

▪	upon surrender of the Annuity; or

▪	if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary and it is not eligible for the Death Benefit provided under the Annuity.
Upon termination, we cease to assess the fee for the optional Death Benefit.

APPENDIX G: FORMULA FOR GRO PLUS II
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of amounts held in the MVA Options

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the Maturity Date

▪
di is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	Max (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.
The transfer amount is calculated by the following formula:

T	=	{Min(Max(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

G-1

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.
 The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

G-2

APPENDIX H – MVA FORMULAS
MVA FORMULA FOR LONG TERM MVA OPTIONS
The MVA formula is applied separately to each MVA Option to determine the Account Value of the MVA Option on a particular date.
The MVA factor is equal to:
[(1+I)/(1+J+K)]^(N/12)
where:

I =	the Crediting Rate for the MVA Option;

J =	the Rate for the remaining Guarantee Period, determined as described below;

K =	the Liquidity Factor, currently equal to 0.0025; and

N =	the number of months remaining in the Guarantee Period duration, rounded up to the nearest whole month
For the purposes of determining “J”,

Y	=	n /12

GP1	=	the smallest whole number of years greater than or equal to Y.

r1	=	the rate for Guarantee Periods of duration GP1, which will equal the crediting rate if such Guarantee Period duration is currently available.

GP2	=	the greatest whole number of years less than or equal to Y, but not less than 1.

r2	=	the rate for Guarantee Periods of duration GP2, which will equal the crediting rate if such Guarantee Period duration is currently available.
If we do not currently offer a Guarantee Period of duration GP1 or duration GP2, we will determine r1 and / or r2 by linearly interpolating between the current rates of Guarantee Periods closest in duration. If we cannot interpolate because a Guarantee Period of lesser duration is not available, then r1 and / or r2 will be equal to [(1) + (2) – (3)], where (1), (2), and (3) are defined as:

(1)	=	the current Treasury spot rate for GP1 or GP2, respectively, and

(2)	=	the current crediting rate for the next longer Guaranteed Period duration currently available, and

(3)	=	the current Treasury spot rate for the next longer Guaranteed Period duration currently available.
The term “current Treasury spot rate” refers to the rates that existed at the time the crediting rates were last determined.
To determine “J”:
If Y is an integer, and if Y is equal to a Guarantee Period duration that we currently offer, “J” is equal to the crediting rate associated with a Guarantee Period duration of Y years.
If Y is less than 1, then “J” = r2.

Otherwise, we determine “J” by linearly interpolating between r1 and r2, using the following formula:

J	=	(R1 * (Y – GP2) + r2 * (GP1 – Y)) / (GP1 – GP2)
The current rate (“J”) in the MVA formula is subject to the same Guaranteed Minimum Interest Rate as the Crediting Rate.
We reserve the right to waive the liquidity factor set forth above.
MVA Examples for Long Term MVA Option
The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

▪	You allocate $100,000 into an MVA Option (we refer to this as the “Allocation Date” in these examples) with a Guarantee Period of 5 years (we refer to this as the “Maturity Date” in these examples).

▪	The crediting rate associated with the MVA Option beginning on Allocation Date and maturing on Maturity Date is 2.50% (I = 2.50%).

▪	You make no withdrawals or transfers until you decide to withdraw the entire MVA Option after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).
Example of Positive MVA
Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 1.50% (J = 1.50%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor	=	[(1+I)/(1+J+0.0025)]^(N/12) = [1.025/1.0175][2] = 1.0148

Unadjusted Value	=	$107,689.06

Adjusted Account Value after MVA	=	Unadjusted Value × MVA Factor = $109,282.86
Example of Negative MVA
Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor	=	[(1+I)/(1+J+0.0025)]N/12 = [1.025/1.0375][2] = 0.97605

Unadjusted Value	=	$107,689.06

Adjusted Account Value after MVA	=	Unadjusted Value x MVA Factor = $105,109.91

MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS
The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.
The MVA factor is equal to:
[(1+I)/(1+J+K)]^(N/12)
where:

I =
the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

J =
the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

K =	the Liquidity Factor, currently equal to 0.0025; and

N =	the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.
If the “Treasury constant maturities nominal 12” rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.
We reserve the right to waive the Liquidity Factor.

APPENDIX I – FORMULA FOR HIGHEST DAILY® GRO II
FORMULA FOR HD® GRO II — for elections prior to July 16, 2010
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of amounts held in the MVA Options

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the Maturity Date

▪
di is the discount rate applicable to the number of days until the Maturity Date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	Max (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.
The transfer amount is calculated by the following formula:

T	=	{Min(Max(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.
FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITION REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	Vv is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability(L)”.

L	=	MAX (Li), where Li = Gi/ (1+di)^(Ni/365)

Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustments, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio(r):

r	=	(L – B) / (Vv + VF)
If the formula ratio exceeds an upper target value, then Unadjusted Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Unadjusted Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < Ct and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-accounts to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Unadjusted Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Unadjusted Account Value could be more than 90% invested in the Transfer Account.

APPENDIX J – FORMULA FOR HIGHEST DAILY LIFETIME® INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME® INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME® INCOME SUITE AND HIGHEST DAILY LIFETIME® 6 PLUS SUITE OF LIVING BENEFITS
This Appendix describes the formula used with the following living benefits:
The Highest Daily Lifetime Income v2.1 Suite:

▪	Highest Daily Lifetime Income v2.1;

▪	Spousal Highest Daily Lifetime Income v2.1;

▪	Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit; and

▪	Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit.
The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):

▪	Highest Daily Lifetime Income 2.0;

▪	Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator;

▪	Spousal Highest Daily Lifetime Income 2.0;

▪	Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit; and

▪	Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit.
The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):

▪	Highest Daily Lifetime Income;

▪	Highest Daily Lifetime Income with Lifetime Income Accelerator, and

▪	Spousal Highest Daily Lifetime Income.
The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):

▪	Highest Daily Lifetime 6 Plus Income Benefit;

▪	Highest Daily Lifetime 6 Plus Income Benefit with Lifetime Income Accelerator; and

▪	Spousal Highest Daily Lifetime 6 Plus Income Benefit.

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND
THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Cus – The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If (VV + VF) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a
Daily Transfer Calculation:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪
If on the third consecutive Valuation Day r > Cu and r (less or =) Cus or if on any day r > Cus, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Unadjusted Account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and the DCA MVA Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
Monthly Transfer Calculation
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} (less than) (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

 “a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.7	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER® ADVISOR VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS (April 27, 2020)

(print your name)

(address)

(city/state/zip code)
Please see the section of this prospectus
entitled “How To Contact Us” for
where to send your request for
a Statement of Additional Information

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PPADV2PROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 27, 2020
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Premier Advisor Variable Annuity SeriesSM ("Advisor Series") variable annuity contract (the "Annuity") is an individual variable annuity contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity could be purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Advisor Series prospectus dated April 27, 2020. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

1

TABLE OF CONTENTS

PAGE
Company	2
Experts	2
Principal Underwriter	2
Payments Made to Promote Sale of Our Products	2
Cyber Security Risk	2
Determination of Accumulation Unit Values	2
Separate Account Financial Information	A1
Company Financial Information	B1
Pruco Life Insurance Company 213 Washington Street Newark, NY 07102-2992	Prudential Annuity Service Center P.O. Box 7960 Philadelphia, PA 19176 Newark, NY 07102-2992 Telephone: (888) Pru-2888

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers the Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuity through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $747,107,473.30, $633,385,857.43 and $708,725,705.69 in 2019, 2018, and 2017, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuity according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuity and the amount of time that the Annuity has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2019) received payment with respect to annuity business during 2019 (or as to which a payment amount was accrued during 2019) . The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2019, non-cash compensation received by Firms and Entities ranged from $1.00 to $433,912.73. During 2019, cash compensation received by Firms ranged from $1.10 to $18,272,777.70.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex

2

investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:
(a) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(b) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting principles and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of changes. Here, we set out the remaining historical unit values. This information reflects Sub-Account names as of December 31, 2019. Please refer to the Variable Investment Options section of the prospectus for information on name changes.

3

PREMIER RETIREMENT ADVISOR SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (0.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96851	$10.88323	69
01/01/2011 to 12/31/2011	$10.88323	$10.49339	10,338
01/01/2012 to 12/31/2012	$10.49339	$11.69989	8,372
01/01/2013 to 12/31/2013	$11.69989	$12.74467	6,799
01/01/2014 to 12/31/2014	$12.74467	$13.10561	6,693
01/01/2015 to 12/31/2015	$13.10561	$12.56322	5,940
01/01/2016 to 12/31/2016	$12.56322	$13.23252	4,494
01/01/2017 to 12/31/2017	$13.23252	$14.75663	4,387
01/01/2018 to 12/31/2018	$14.75663	$13.42671	1,358
01/01/2019 to 12/31/2019	$13.42671	$15.43439	1,335
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97920	$10.98977	778
01/01/2011 to 12/31/2011	$10.98977	$10.89765	1,111
01/01/2012 to 12/31/2012	$10.89765	$12.26734	2,916
01/01/2013 to 12/31/2013	$12.26734	$14.16259	4,531
01/01/2014 to 12/31/2014	$14.16259	$14.88492	2,167
01/01/2015 to 12/31/2015	$14.88492	$14.86192	1,462
01/01/2016 to 12/31/2016	$14.86192	$15.76708	1,453
01/01/2017 to 12/31/2017	$15.76708	$18.26103	1,431
01/01/2018 to 12/31/2018	$18.26103	$17.02198	1,276
01/01/2019 to 12/31/2019	$17.02198	$20.54578	1,251
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98827	$10.87514	0
01/01/2011 to 12/31/2011	$10.87514	$10.57625	6,308
01/01/2012 to 12/31/2012	$10.57625	$11.55281	7,602
01/01/2013 to 12/31/2013	$11.55281	$12.86651	7,557
01/01/2014 to 12/31/2014	$12.86651	$13.39927	2,478
01/01/2015 to 12/31/2015	$13.39927	$13.24998	2,414
01/01/2016 to 12/31/2016	$13.24998	$13.75620	3,062
01/01/2017 to 12/31/2017	$13.75620	$15.83767	2,996
01/01/2018 to 12/31/2018	$15.83767	$14.44675	2,417
01/01/2019 to 12/31/2019	$14.44675	$16.89212	2,454
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98947	$10.84121	0
01/01/2011 to 12/31/2011	$10.84121	$10.60778	7,030
01/01/2012 to 12/31/2012	$10.60778	$11.81779	10,944
01/01/2013 to 12/31/2013	$11.81779	$13.77130	10,870
01/01/2014 to 12/31/2014	$13.77130	$14.53010	5,107
01/01/2015 to 12/31/2015	$14.53010	$14.46063	4,975
01/01/2016 to 12/31/2016	$14.46063	$15.22551	4,847
01/01/2017 to 12/31/2017	$15.22551	$17.32914	5,364
01/01/2018 to 12/31/2018	$17.32914	$16.31676	4,198
01/01/2019 to 12/31/2019	$16.31676	$19.29985	4,133

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99922	$9.21076	5,142
01/01/2012 to 12/31/2012	$9.21076	$10.20846	58,285
01/01/2013 to 12/31/2013	$10.20846	$11.20887	37,270
01/01/2014 to 12/31/2014	$11.20887	$11.64592	34,422
01/01/2015 to 12/31/2015	$11.64592	$11.18920	33,439
01/01/2016 to 12/31/2016	$11.18920	$11.85443	32,708
01/01/2017 to 12/31/2017	$11.85443	$13.22287	32,122
01/01/2018 to 12/31/2018	$13.22287	$12.40528	31,342
01/01/2019 to 12/31/2019	$12.40528	$14.45267	31,325
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00864	$10.16451	0
01/01/2011 to 12/31/2011	$10.16451	$10.29417	43,004
01/01/2012 to 12/31/2012	$10.29417	$10.67504	5,960
01/01/2013 to 12/31/2013	$10.67504	$10.34375	3,012
01/01/2014 to 12/31/2014	$10.34375	$10.23571	3,109
01/01/2015 to 12/31/2015	$10.23571	$10.18736	3,114
01/01/2016 to 12/31/2016	$10.18736	$10.25568	3,144
01/01/2017 to 12/31/2017	$10.25568	$10.33170	3,297
01/01/2018 to 12/31/2018	$10.33170	$10.30898	3,386
01/01/2019 to 12/31/2019	$10.30898	$10.68292	3,472
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00756	$10.43950	3,112
01/01/2011 to 12/31/2011	$10.43950	$10.66897	35,533
01/01/2012 to 12/31/2012	$10.66897	$11.55266	57,823
01/01/2013 to 12/31/2013	$11.55266	$11.23268	18,329
01/01/2014 to 12/31/2014	$11.23268	$11.59678	11,661
01/01/2015 to 12/31/2015	$11.59678	$11.24447	11,708
01/01/2016 to 12/31/2016	$11.24447	$11.60869	13,081
01/01/2017 to 12/31/2017	$11.60869	$12.00029	13,815
01/01/2018 to 12/31/2018	$12.00029	$11.80714	14,991
01/01/2019 to 12/31/2019	$11.80714	$12.77393	11,785
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97838	$10.92251	592
01/01/2011 to 12/31/2011	$10.92251	$10.55637	2,830
01/01/2012 to 12/31/2012	$10.55637	$11.89087	10,581
01/01/2013 to 12/31/2013	$11.89087	$14.44908	11,784
01/01/2014 to 12/31/2014	$14.44908	$15.31294	19,730
01/01/2015 to 12/31/2015	$15.31294	$15.24843	17,179
01/01/2016 to 12/31/2016	$15.24843	$16.13639	10,288
01/01/2017 to 12/31/2017	$16.13639	$18.84276	10,175
01/01/2018 to 12/31/2018	$18.84276	$17.50235	9,164
01/01/2019 to 12/31/2019	$17.50235	$21.19295	8,996
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99922	$11.73387	211
01/01/2014 to 12/31/2014	$11.73387	$13.20420	192
01/01/2015 to 12/31/2015	$13.20420	$12.61166	121
01/01/2016 to 12/31/2016	$12.61166	$14.35263	265
01/01/2017 to 12/31/2017	$14.35263	$16.83293	187
01/01/2018 to 12/31/2018	$16.83293	$15.87774	95
01/01/2019 to 12/31/2019	$15.87774	$20.60715	158

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97089	$11.64050	66
01/01/2011 to 12/31/2011	$11.64050	$10.94900	710
01/01/2012 to 12/31/2012	$10.94900	$13.75182	331
01/01/2013 to 12/31/2013	$13.75182	$14.21341	985
01/01/2014 to 12/31/2014	$14.21341	$16.03860	716
01/01/2015 to 12/31/2015	$16.03860	$15.87212	658
01/01/2016 to 12/31/2016	$15.87212	$15.86228	675
01/01/2017 to 12/31/2017	$15.86228	$17.42231	732
01/01/2018 to 12/31/2018	$17.42231	$16.44329	744
01/01/2019 to 12/31/2019	$16.44329	$20.37939	667
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96061	$11.88298	64
01/01/2011 to 12/31/2011	$11.88298	$12.54584	43
01/01/2012 to 12/31/2012	$12.54584	$14.33383	954
01/01/2013 to 12/31/2013	$14.33383	$14.64252	1,263
01/01/2014 to 12/31/2014	$14.64252	$18.98686	0
01/01/2015 to 12/31/2015	$18.98686	$19.71747	384
01/01/2016 to 12/31/2016	$19.71747	$20.47072	369
01/01/2017 to 12/31/2017	$20.47072	$21.54296	252
01/01/2018 to 12/31/2018	$21.54296	$20.32267	0
01/01/2019 to 12/31/2019	$20.32267	$26.41342	0
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97669	$11.10584	67
01/01/2011 to 12/31/2011	$11.10584	$10.83493	1,530
01/01/2012 to 12/31/2012	$10.83493	$11.87326	2,288
01/01/2013 to 12/31/2013	$11.87326	$13.49644	2,137
01/01/2014 to 12/31/2014	$13.49644	$13.78955	2,085
01/01/2015 to 12/31/2015	$13.78955	$13.79390	2,078
01/01/2016 to 12/31/2016	$13.79390	$14.24416	1,755
01/01/2017 to 12/31/2017	$14.24416	$16.43318	1,761
01/01/2018 to 12/31/2018	$16.43318	$15.01568	1,140
01/01/2019 to 12/31/2019	$15.01568	$17.84769	1,082
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98896	$10.79027	0
01/01/2011 to 12/31/2011	$10.79027	$10.63371	2,821
01/01/2012 to 12/31/2012	$10.63371	$11.59960	1,555
01/01/2013 to 12/31/2013	$11.59960	$12.61773	3,779
01/01/2014 to 12/31/2014	$12.61773	$13.00297	3,760
01/01/2015 to 12/31/2015	$13.00297	$12.76233	3,608
01/01/2016 to 12/31/2016	$12.76233	$13.30563	3,532
01/01/2017 to 12/31/2017	$13.30563	$14.79843	3,372
01/01/2018 to 12/31/2018	$14.79843	$13.62272	2,896
01/01/2019 to 12/31/2019	$13.62272	$15.65520	2,874
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96585	$11.58597	67
01/01/2011 to 12/31/2011	$11.58597	$11.62545	2,449
01/01/2012 to 12/31/2012	$11.62545	$13.32162	371
01/01/2013 to 12/31/2013	$13.32162	$18.31642	1,125
01/01/2014 to 12/31/2014	$18.31642	$19.44832	888
01/01/2015 to 12/31/2015	$19.44832	$18.20524	1,164
01/01/2016 to 12/31/2016	$18.20524	$22.41664	992
01/01/2017 to 12/31/2017	$22.41664	$24.91044	926
01/01/2018 to 12/31/2018	$24.91044	$21.20258	569
01/01/2019 to 12/31/2019	$21.20258	$25.75504	705

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99922	$9.92508	2,069
01/01/2011 to 12/31/2011	$9.92508	$9.83349	5,193
01/01/2012 to 12/31/2012	$9.83349	$9.74114	1,529
01/01/2013 to 12/31/2013	$9.74114	$9.64930	772
01/01/2014 to 12/31/2014	$9.64930	$9.55789	810
01/01/2015 to 12/31/2015	$9.55789	$9.46682	804
01/01/2016 to 12/31/2016	$9.46682	$9.37662	822
01/01/2017 to 12/31/2017	$9.37662	$9.31952	883
01/01/2018 to 12/31/2018	$9.31952	$9.35055	4,743
01/01/2019 to 12/31/2019	$9.35055	$9.41830	810
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98519	$10.85243	0
01/01/2011 to 12/31/2011	$10.85243	$11.09050	146
01/01/2012 to 12/31/2012	$11.09050	$12.50925	403
01/01/2013 to 12/31/2013	$12.50925	$13.28002	403
01/01/2014 to 12/31/2014	$13.28002	$13.49036	407
01/01/2015 to 12/31/2015	$13.49036	$12.88610	412
01/01/2016 to 12/31/2016	$12.88610	$14.72889	382
01/01/2017 to 12/31/2017	$14.72889	$15.67929	377
01/01/2018 to 12/31/2018	$15.67929	$15.22104	344
01/01/2019 to 12/31/2019	$15.22104	$17.38316	320
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99120	$10.70730	0
01/01/2011 to 12/31/2011	$10.70730	$10.16196	71
01/01/2012 to 12/31/2012	$10.16196	$11.76503	94
01/01/2013 to 12/31/2013	$11.76503	$16.29834	0
01/01/2014 to 12/31/2014	$16.29834	$18.36260	0
01/01/2015 to 12/31/2015	$18.36260	$16.76294	0
01/01/2016 to 12/31/2016	$16.76294	$19.90583	134
01/01/2017 to 12/31/2017	$19.90583	$23.50132	0
01/01/2018 to 12/31/2018	$23.50132	$19.98275	0
01/01/2019 to 12/31/2019	$19.98275	$25.63634	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.93005	$11.35071	67
01/01/2011 to 12/31/2011	$11.35071	$9.78994	78
01/01/2012 to 12/31/2012	$9.78994	$11.67181	27
01/01/2013 to 12/31/2013	$11.67181	$13.76401	36
01/01/2014 to 12/31/2014	$13.76401	$12.88000	32
01/01/2015 to 12/31/2015	$12.88000	$13.15940	17
01/01/2016 to 12/31/2016	$13.15940	$12.54210	18
01/01/2017 to 12/31/2017	$12.54210	$16.82416	0
01/01/2018 to 12/31/2018	$16.82416	$14.44214	0
01/01/2019 to 12/31/2019	$14.44214	$18.89849	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92992	$10.88554	0
01/01/2011 to 12/31/2011	$10.88554	$9.42915	19
01/01/2012 to 12/31/2012	$9.42915	$10.89693	17
01/01/2013 to 12/31/2013	$10.89693	$12.89459	23
01/01/2014 to 12/31/2014	$12.89459	$11.91591	20
01/01/2015 to 12/31/2015	$11.91591	$11.89918	2,488
01/01/2016 to 12/31/2016	$11.89918	$11.85476	1,620
01/01/2017 to 12/31/2017	$11.85476	$14.42110	1,496
01/01/2018 to 12/31/2018	$14.42110	$11.97860	0
01/01/2019 to 12/31/2019	$11.97860	$14.24052	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00745	$10.68854	0
01/01/2011 to 12/31/2011	$10.68854	$11.90458	28,611
01/01/2012 to 12/31/2012	$11.90458	$12.90005	10,332
01/01/2013 to 12/31/2013	$12.90005	$12.37098	334
01/01/2014 to 12/31/2014	$12.37098	$13.07806	465
01/01/2015 to 12/31/2015	$13.07806	$13.10584	1,807
01/01/2016 to 12/31/2016	$13.10584	$13.52721	1,295
01/01/2017 to 12/31/2017	$13.52721	$13.97677	32
01/01/2018 to 12/31/2018	$13.97677	$13.80636	1,300
01/01/2019 to 12/31/2019	$13.80636	$15.21099	25
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97745	$10.96260	0
01/01/2011 to 12/31/2011	$10.96260	$10.79671	3,600
01/01/2012 to 12/31/2012	$10.79671	$12.14668	13,042
01/01/2013 to 12/31/2013	$12.14668	$13.99021	11,891
01/01/2014 to 12/31/2014	$13.99021	$14.73934	8,258
01/01/2015 to 12/31/2015	$14.73934	$14.44642	7,492
01/01/2016 to 12/31/2016	$14.44642	$15.05595	7,359
01/01/2017 to 12/31/2017	$15.05595	$17.44185	7,911
01/01/2018 to 12/31/2018	$17.44185	$16.00178	4,371
01/01/2019 to 12/31/2019	$16.00178	$18.92937	4,324
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92257	$10.64573	72
01/01/2011 to 12/31/2011	$10.64573	$9.57987	180
01/01/2012 to 12/31/2012	$9.57987	$11.56766	160
01/01/2013 to 12/31/2013	$11.56766	$13.21771	83
01/01/2014 to 12/31/2014	$13.21771	$12.25880	92
01/01/2015 to 12/31/2015	$12.25880	$11.80300	70
01/01/2016 to 12/31/2016	$11.80300	$11.91693	87
01/01/2017 to 12/31/2017	$11.91693	$15.30169	82
01/01/2018 to 12/31/2018	$15.30169	$12.50819	0
01/01/2019 to 12/31/2019	$12.50819	$15.76205	0
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99922	$10.67601	0
01/01/2011 to 12/31/2011	$10.67601	$10.59935	2,564
01/01/2012 to 12/31/2012	$10.59935	$11.62407	6,892
01/01/2013 to 12/31/2013	$11.62407	$12.78391	7,023
01/01/2014 to 12/31/2014	$12.78391	$13.35245	4,569
01/01/2015 to 12/31/2015	$13.35245	$13.20143	4,483
01/01/2016 to 12/31/2016	$13.20143	$13.57809	4,402
01/01/2017 to 12/31/2017	$13.57809	$15.08240	5,056
01/01/2018 to 12/31/2018	$15.08240	$14.17264	4,414
01/01/2019 to 12/31/2019	$14.17264	$16.08879	4,365
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97207	$10.86643	0
01/01/2011 to 12/31/2011	$10.86643	$10.83453	0
01/01/2012 to 12/31/2012	$10.83453	$12.36128	0
01/01/2013 to 12/31/2013	$12.36128	$16.71205	0
01/01/2014 to 12/31/2014	$16.71205	$18.12655	0
01/01/2015 to 12/31/2015	$18.12655	$19.86375	1,155
01/01/2016 to 12/31/2016	$19.86375	$19.38719	718
01/01/2017 to 12/31/2017	$19.38719	$26.08378	624
01/01/2018 to 12/31/2018	$26.08378	$25.41846	900
01/01/2019 to 12/31/2019	$25.41846	$33.38538	828

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99332	$11.40000	0
01/01/2011 to 12/31/2011	$11.40000	$11.18871	254
01/01/2012 to 12/31/2012	$11.18871	$12.44170	492
01/01/2013 to 12/31/2013	$12.44170	$16.83537	387
01/01/2014 to 12/31/2014	$16.83537	$18.44137	358
01/01/2015 to 12/31/2015	$18.44137	$20.10594	290
01/01/2016 to 12/31/2016	$20.10594	$21.02582	1,689
01/01/2017 to 12/31/2017	$21.02582	$27.69695	1,307
01/01/2018 to 12/31/2018	$27.69695	$26.69516	1,144
01/01/2019 to 12/31/2019	$26.69516	$34.80512	170
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98835	$10.98591	0
01/01/2011 to 12/31/2011	$10.98591	$10.54081	6
01/01/2012 to 12/31/2012	$10.54081	$12.85009	258
01/01/2013 to 12/31/2013	$12.85009	$16.24526	243
01/01/2014 to 12/31/2014	$16.24526	$16.67519	0
01/01/2015 to 12/31/2015	$16.67519	$16.27483	0
01/01/2016 to 12/31/2016	$16.27483	$17.26704	1,591
01/01/2017 to 12/31/2017	$17.26704	$21.18077	1,420
01/01/2018 to 12/31/2018	$21.18077	$18.97454	1,373
01/01/2019 to 12/31/2019	$18.97454	$24.42454	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99922	$10.37340	26,600
01/01/2013 to 12/31/2013	$10.37340	$12.21824	1,502
01/01/2014 to 12/31/2014	$12.21824	$12.72406	486
01/01/2015 to 12/31/2015	$12.72406	$12.44667	459
01/01/2016 to 12/31/2016	$12.44667	$12.86150	466
01/01/2017 to 12/31/2017	$12.86150	$14.84071	400
01/01/2018 to 12/31/2018	$14.84071	$13.48268	375
01/01/2019 to 12/31/2019	$13.48268	$16.39446	343
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99922	$10.96124	0
01/01/2011 to 12/31/2011	$10.96124	$10.79266	0
01/01/2012 to 12/31/2012	$10.79266	$12.51634	0
01/01/2013 to 12/31/2013	$12.51634	$16.94807	0
01/01/2014 to 12/31/2014	$16.94807	$18.24918	0
01/01/2015 to 12/31/2015	$18.24918	$19.38248	0
01/01/2016 to 12/31/2016	$19.38248	$19.56559	0
01/01/2017 to 12/31/2017	$19.56559	$25.33129	0
01/01/2018 to 12/31/2018	$25.33129	$25.62886	0
01/01/2019 to 12/31/2019	$25.62886	$34.97584	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99922	$10.22367	0
01/01/2013 to 12/31/2013	$10.22367	$13.62064	0
01/01/2014 to 12/31/2014	$13.62064	$14.86977	0
01/01/2015 to 12/31/2015	$14.86977	$14.62203	0
01/01/2016 to 12/31/2016	$14.62203	$16.43074	1,454
01/01/2017 to 12/31/2017	$16.43074	$19.09703	1,368
01/01/2018 to 12/31/2018	$19.09703	$16.99483	1,303
01/01/2019 to 12/31/2019	$16.99483	$21.77348	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02054	$11.51030	0
01/01/2011 to 12/31/2011	$11.51030	$11.06159	2,380
01/01/2012 to 12/31/2012	$11.06159	$13.10556	1,585
01/01/2013 to 12/31/2013	$13.10556	$17.15983	1,682
01/01/2014 to 12/31/2014	$17.15983	$18.95608	23
01/01/2015 to 12/31/2015	$18.95608	$17.70860	2,049
01/01/2016 to 12/31/2016	$17.70860	$17.82907	4,226
01/01/2017 to 12/31/2017	$17.82907	$22.44433	3,854
01/01/2018 to 12/31/2018	$22.44433	$21.26326	3,739
01/01/2019 to 12/31/2019	$21.26326	$27.41236	1,669
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99177	$11.32772	68
01/01/2011 to 12/31/2011	$11.32772	$10.94158	122
01/01/2012 to 12/31/2012	$10.94158	$12.69388	360
01/01/2013 to 12/31/2013	$12.69388	$17.85506	283
01/01/2014 to 12/31/2014	$17.85506	$20.20571	56
01/01/2015 to 12/31/2015	$20.20571	$18.88565	817
01/01/2016 to 12/31/2016	$18.88565	$22.11655	2,429
01/01/2017 to 12/31/2017	$22.11655	$24.92757	2,291
01/01/2018 to 12/31/2018	$24.92757	$20.62973	1,818
01/01/2019 to 12/31/2019	$20.62973	$24.72786	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93969	$11.77208	65
01/01/2011 to 12/31/2011	$11.77208	$9.29661	6,161
01/01/2012 to 12/31/2012	$9.29661	$10.85922	743
01/01/2013 to 12/31/2013	$10.85922	$10.78002	445
01/01/2014 to 12/31/2014	$10.78002	$10.17760	77
01/01/2015 to 12/31/2015	$10.17760	$8.39475	51
01/01/2016 to 12/31/2016	$8.39475	$9.34300	1,878
01/01/2017 to 12/31/2017	$9.34300	$11.69540	1,763
01/01/2018 to 12/31/2018	$11.69540	$9.95671	1,761
01/01/2019 to 12/31/2019	$9.95671	$11.17859	116
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99018	$10.68492	0
01/01/2011 to 12/31/2011	$10.68492	$10.68888	2,056
01/01/2012 to 12/31/2012	$10.68888	$11.68568	1,853
01/01/2013 to 12/31/2013	$11.68568	$12.64095	1,834
01/01/2014 to 12/31/2014	$12.64095	$13.24399	1,812
01/01/2015 to 12/31/2015	$13.24399	$13.13701	1,787
01/01/2016 to 12/31/2016	$13.13701	$13.73137	486
01/01/2017 to 12/31/2017	$13.73137	$14.97905	474
01/01/2018 to 12/31/2018	$14.97905	$14.41477	437
01/01/2019 to 12/31/2019	$14.41477	$16.38225	405
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01914	$10.08301	0
01/01/2012 to 12/31/2012	$10.08301	$10.69725	0
01/01/2013 to 12/31/2013	$10.69725	$10.35052	452
01/01/2014 to 12/31/2014	$10.35052	$10.87361	447
01/01/2015 to 12/31/2015	$10.87361	$10.74143	281
01/01/2016 to 12/31/2016	$10.74143	$11.08738	502
01/01/2017 to 12/31/2017	$11.08738	$11.60518	526
01/01/2018 to 12/31/2018	$11.60518	$11.40088	3,529
01/01/2019 to 12/31/2019	$11.40088	$12.39412	1,332

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96421	$11.60405	9,331
01/01/2011 to 12/31/2011	$11.60405	$10.77963	15,388
01/01/2012 to 12/31/2012	$10.77963	$12.05674	20,447
01/01/2013 to 12/31/2013	$12.05674	$13.97549	22,862
01/01/2014 to 12/31/2014	$13.97549	$15.11581	22,192
01/01/2015 to 12/31/2015	$15.11581	$14.88049	28,328
01/01/2016 to 12/31/2016	$14.88049	$16.22714	11,042
01/01/2017 to 12/31/2017	$16.22714	$18.66056	27,188
01/01/2018 to 12/31/2018	$18.66056	$17.07861	23,207
01/01/2019 to 12/31/2019	$17.07861	$20.16061	23,161
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99922	$10.98145	0
01/01/2011 to 12/31/2011	$10.98145	$11.25331	236
01/01/2012 to 12/31/2012	$11.25331	$13.24229	594
01/01/2013 to 12/31/2013	$13.24229	$17.36985	517
01/01/2014 to 12/31/2014	$17.36985	$20.16636	456
01/01/2015 to 12/31/2015	$20.16636	$20.58984	423
01/01/2016 to 12/31/2016	$20.58984	$23.42231	403
01/01/2017 to 12/31/2017	$23.42231	$28.36247	358
01/01/2018 to 12/31/2018	$28.36247	$25.78333	327
01/01/2019 to 12/31/2019	$25.78333	$31.78642	326
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99922	$8.94244	0
01/01/2012 to 12/31/2012	$8.94244	$10.02297	0
01/01/2013 to 12/31/2013	$10.02297	$12.15125	0
01/01/2014 to 12/31/2014	$12.15125	$12.81817	0
01/01/2015 to 12/31/2015	$12.81817	$12.71554	0
01/01/2016 to 12/31/2016	$12.71554	$13.39124	0
01/01/2017 to 12/31/2017	$13.39124	$15.67700	0
01/01/2018 to 12/31/2018	$15.67700	$14.51371	0
01/01/2019 to 12/31/2019	$14.51371	$17.42418	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97255	$12.25855	0
01/01/2011 to 12/31/2011	$12.25855	$10.55014	0
01/01/2012 to 12/31/2012	$10.55014	$12.54747	0
01/01/2013 to 12/31/2013	$12.54747	$17.50038	0
01/01/2014 to 12/31/2014	$17.50038	$18.19058	0
01/01/2015 to 12/31/2015	$18.19058	$18.25829	0
01/01/2016 to 12/31/2016	$18.25829	$19.47747	0
01/01/2017 to 12/31/2017	$19.47747	$24.63505	47
01/01/2018 to 12/31/2018	$24.63505	$21.75410	635
01/01/2019 to 12/31/2019	$21.75410	$29.40852	617
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96160	$12.72234	61
01/01/2011 to 12/31/2011	$12.72234	$12.47822	61
01/01/2012 to 12/31/2012	$12.47822	$13.86461	264
01/01/2013 to 12/31/2013	$13.86461	$18.56328	246
01/01/2014 to 12/31/2014	$18.56328	$19.08923	28
01/01/2015 to 12/31/2015	$19.08923	$19.05653	14
01/01/2016 to 12/31/2016	$19.05653	$21.15534	968
01/01/2017 to 12/31/2017	$21.15534	$25.96629	879
01/01/2018 to 12/31/2018	$25.96629	$23.55702	803
01/01/2019 to 12/31/2019	$23.55702	$30.36125	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96503	$11.56244	67
01/01/2011 to 12/31/2011	$11.56244	$10.76829	49
01/01/2012 to 12/31/2012	$10.76829	$12.60295	1,649
01/01/2013 to 12/31/2013	$12.60295	$17.15207	1,656
01/01/2014 to 12/31/2014	$17.15207	$17.88423	0
01/01/2015 to 12/31/2015	$17.88423	$16.95084	440
01/01/2016 to 12/31/2016	$16.95084	$21.69334	1,327
01/01/2017 to 12/31/2017	$21.69334	$23.06641	1,192
01/01/2018 to 12/31/2018	$23.06641	$18.94518	986
01/01/2019 to 12/31/2019	$18.94518	$22.88969	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99291	$10.78182	0
01/01/2011 to 12/31/2011	$10.78182	$10.89135	7,656
01/01/2012 to 12/31/2012	$10.89135	$12.24386	50,123
01/01/2013 to 12/31/2013	$12.24386	$14.16901	20,506
01/01/2014 to 12/31/2014	$14.16901	$14.85964	10,501
01/01/2015 to 12/31/2015	$14.85964	$14.72474	4,479
01/01/2016 to 12/31/2016	$14.72474	$15.68538	4,393
01/01/2017 to 12/31/2017	$15.68538	$17.93047	4,354
01/01/2018 to 12/31/2018	$17.93047	$16.81330	3,360
01/01/2019 to 12/31/2019	$16.81330	$20.12487	3,314
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97179	$11.22971	134
01/01/2011 to 12/31/2011	$11.22971	$10.93449	160
01/01/2012 to 12/31/2012	$10.93449	$12.73485	82
01/01/2013 to 12/31/2013	$12.73485	$18.16723	1,067
01/01/2014 to 12/31/2014	$18.16723	$19.49648	1,011
01/01/2015 to 12/31/2015	$19.49648	$21.16204	1,541
01/01/2016 to 12/31/2016	$21.16204	$21.52697	2,388
01/01/2017 to 12/31/2017	$21.52697	$29.40126	2,040
01/01/2018 to 12/31/2018	$29.40126	$30.24656	2,135
01/01/2019 to 12/31/2019	$30.24656	$38.41681	1,387
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98682	$10.75705	0
01/01/2011 to 12/31/2011	$10.75705	$10.60256	6
01/01/2012 to 12/31/2012	$10.60256	$11.90926	1,710
01/01/2013 to 12/31/2013	$11.90926	$15.88105	2,938
01/01/2014 to 12/31/2014	$15.88105	$15.97538	1,112
01/01/2015 to 12/31/2015	$15.97538	$14.86418	1,110
01/01/2016 to 12/31/2016	$14.86418	$15.62552	1,180
01/01/2017 to 12/31/2017	$15.62552	$18.03929	1,053
01/01/2018 to 12/31/2018	$18.03929	$16.13215	1,035
01/01/2019 to 12/31/2019	$16.13215	$20.12855	1,054
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86047	$11.57217	136
01/01/2011 to 12/31/2011	$11.57217	$9.75240	6,267
01/01/2012 to 12/31/2012	$9.75240	$10.00908	2,493
01/01/2013 to 12/31/2013	$10.00908	$11.43884	2,680
01/01/2014 to 12/31/2014	$11.43884	$10.38288	719
01/01/2015 to 12/31/2015	$10.38288	$8.30430	648
01/01/2016 to 12/31/2016	$8.30430	$10.25025	663
01/01/2017 to 12/31/2017	$10.25025	$11.19964	860
01/01/2018 to 12/31/2018	$11.19964	$9.24541	531
01/01/2019 to 12/31/2019	$9.24541	$10.70211	812

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98090	$10.39720	0
01/01/2011 to 12/31/2011	$10.39720	$10.72321	0
01/01/2012 to 12/31/2012	$10.72321	$11.17634	0
01/01/2013 to 12/31/2013	$11.17634	$10.65461	1,966
01/01/2014 to 12/31/2014	$10.65461	$10.61214	2,002
01/01/2015 to 12/31/2015	$10.61214	$10.02590	2,114
01/01/2016 to 12/31/2016	$10.02590	$10.36360	2,152
01/01/2017 to 12/31/2017	$10.36360	$10.47486	2,149
01/01/2018 to 12/31/2018	$10.47486	$10.58226	2,205
01/01/2019 to 12/31/2019	$10.58226	$10.64984	2,334
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98948	$11.59726	0
01/01/2011 to 12/31/2011	$11.59726	$11.09078	22
01/01/2012 to 12/31/2012	$11.09078	$13.00783	29
01/01/2013 to 12/31/2013	$13.00783	$17.06073	35
01/01/2014 to 12/31/2014	$17.06073	$19.42830	27
01/01/2015 to 12/31/2015	$19.42830	$17.97202	14
01/01/2016 to 12/31/2016	$17.97202	$20.29286	15
01/01/2017 to 12/31/2017	$20.29286	$23.82511	0
01/01/2018 to 12/31/2018	$23.82511	$19.69796	0
01/01/2019 to 12/31/2019	$19.69796	$23.24622	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99922	$8.87961	5,106
01/01/2012 to 12/31/2012	$8.87961	$9.76335	8,905
01/01/2013 to 12/31/2013	$9.76335	$11.65334	20,856
01/01/2014 to 12/31/2014	$11.65334	$12.17800	9,868
01/01/2015 to 12/31/2015	$12.17800	$11.98603	7,965
01/01/2016 to 12/31/2016	$11.98603	$12.64698	8,749
01/01/2017 to 12/31/2017	$12.64698	$14.22990	8,717
01/01/2018 to 12/31/2018	$14.22990	$13.38973	6,612
01/01/2019 to 12/31/2019	$13.38973	$15.98849	6,440
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99922	$10.48711	0
01/01/2011 to 12/31/2011	$10.48711	$11.01329	551
01/01/2012 to 12/31/2012	$11.01329	$11.76522	15,282
01/01/2013 to 12/31/2013	$11.76522	$11.47952	16,054
01/01/2014 to 12/31/2014	$11.47952	$12.18882	15,667
01/01/2015 to 12/31/2015	$12.18882	$12.22233	17,883
01/01/2016 to 12/31/2016	$12.22233	$12.72983	17,958
01/01/2017 to 12/31/2017	$12.72983	$13.40453	18,555
01/01/2018 to 12/31/2018	$13.40453	$12.97592	24,059
01/01/2019 to 12/31/2019	$12.97592	$14.43364	20,061
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03911	$11.09220	0
01/01/2011 to 12/31/2011	$11.09220	$11.75014	0
01/01/2012 to 12/31/2012	$11.75014	$12.90217	0
01/01/2013 to 12/31/2013	$12.90217	$16.41563	0
01/01/2014 to 12/31/2014	$16.41563	$17.92261	0
01/01/2015 to 12/31/2015	$17.92261	$18.49135	0
01/01/2016 to 12/31/2016	$18.49135	$18.96504	0
01/01/2017 to 12/31/2017	$18.96504	$21.61335	0
01/01/2018 to 12/31/2018	$21.61335	$18.23825	0
01/01/2019 to 12/31/2019	$18.23825	$22.86345	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02765	$11.29226	0
01/01/2011 to 12/31/2011	$11.29226	$11.80028	0
01/01/2012 to 12/31/2012	$11.80028	$14.27105	0
01/01/2013 to 12/31/2013	$14.27105	$19.77123	0
01/01/2014 to 12/31/2014	$19.77123	$22.02360	0
01/01/2015 to 12/31/2015	$22.02360	$22.83731	0
01/01/2016 to 12/31/2016	$22.83731	$23.56766	0
01/01/2017 to 12/31/2017	$23.56766	$27.63205	0
01/01/2018 to 12/31/2018	$27.63205	$27.53659	0
01/01/2019 to 12/31/2019	$27.53659	$33.99529	0
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98645	$10.25769	0
01/01/2011 to 12/31/2011	$10.25769	$8.75509	0
01/01/2012 to 12/31/2012	$8.75509	$10.81640	5,400
01/01/2013 to 12/31/2013	$10.81640	$14.15029	221
01/01/2014 to 12/31/2014	$14.15029	$15.82633	0
01/01/2015 to 12/31/2015	$15.82633	$15.44179	0
01/01/2016 to 12/31/2016	$15.44179	$17.63867	0
01/01/2017 to 12/31/2017	$17.63867	$20.64954	55
01/01/2018 to 12/31/2018	$20.64954	$18.31924	45
01/01/2019 to 12/31/2019	$18.31924	$23.63786	53
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04815	$9.91024	0
01/01/2011 to 12/31/2011	$9.91024	$10.80885	0
01/01/2012 to 12/31/2012	$10.80885	$12.56930	4,489
01/01/2013 to 12/31/2013	$12.56930	$17.39964	392
01/01/2014 to 12/31/2014	$17.39964	$21.31867	181
01/01/2015 to 12/31/2015	$21.31867	$22.17685	108
01/01/2016 to 12/31/2016	$22.17685	$21.07641	139
01/01/2017 to 12/31/2017	$21.07641	$25.24361	179
01/01/2018 to 12/31/2018	$25.24361	$26.11166	87
01/01/2019 to 12/31/2019	$26.11166	$30.87372	167
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00879	$11.46852	0
01/01/2011 to 12/31/2011	$11.46852	$11.15696	0
01/01/2012 to 12/31/2012	$11.15696	$12.79671	0
01/01/2013 to 12/31/2013	$12.79671	$17.51568	0
01/01/2014 to 12/31/2014	$17.51568	$18.31698	0
01/01/2015 to 12/31/2015	$18.31698	$17.52239	0
01/01/2016 to 12/31/2016	$17.52239	$20.40172	0
01/01/2017 to 12/31/2017	$20.40172	$24.73462	47
01/01/2018 to 12/31/2018	$24.73462	$21.37119	39
01/01/2019 to 12/31/2019	$21.37119	$27.62309	45
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98905	$11.00170	0
01/01/2011 to 12/31/2011	$11.00170	$11.23841	0
01/01/2012 to 12/31/2012	$11.23841	$12.54721	0
01/01/2013 to 12/31/2013	$12.54721	$16.23921	0
01/01/2014 to 12/31/2014	$16.23921	$18.16427	0
01/01/2015 to 12/31/2015	$18.16427	$18.66768	0
01/01/2016 to 12/31/2016	$18.66768	$19.41805	0
01/01/2017 to 12/31/2017	$19.41805	$24.09861	0
01/01/2018 to 12/31/2018	$24.09861	$23.42462	0
01/01/2019 to 12/31/2019	$23.42462	$29.90518	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01498	$10.72908	0
01/01/2011 to 12/31/2011	$10.72908	$10.49133	0
01/01/2012 to 12/31/2012	$10.49133	$11.99405	0
01/01/2013 to 12/31/2013	$11.99405	$15.43140	0
01/01/2014 to 12/31/2014	$15.43140	$16.88586	0
01/01/2015 to 12/31/2015	$16.88586	$15.93346	0
01/01/2016 to 12/31/2016	$15.93346	$18.21789	0
01/01/2017 to 12/31/2017	$18.21789	$20.46942	0
01/01/2018 to 12/31/2018	$20.46942	$18.11940	0
01/01/2019 to 12/31/2019	$18.11940	$23.29092	0
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97494	$11.77124	4,173
01/01/2011 to 12/31/2011	$11.77124	$11.32219	0
01/01/2012 to 12/31/2012	$11.32219	$12.93942	0
01/01/2013 to 12/31/2013	$12.93942	$16.72872	0
01/01/2014 to 12/31/2014	$16.72872	$17.54608	0
01/01/2015 to 12/31/2015	$17.54608	$17.42870	0
01/01/2016 to 12/31/2016	$17.42870	$19.48626	0
01/01/2017 to 12/31/2017	$19.48626	$22.83502	0
01/01/2018 to 12/31/2018	$22.83502	$19.90784	0
01/01/2019 to 12/31/2019	$19.90784	$24.49904	0
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98226	$11.14013	0
01/01/2011 to 12/31/2011	$11.14013	$10.60142	0
01/01/2012 to 12/31/2012	$10.60142	$12.23998	4,815
01/01/2013 to 12/31/2013	$12.23998	$16.02260	190
01/01/2014 to 12/31/2014	$16.02260	$17.48687	0
01/01/2015 to 12/31/2015	$17.48687	$15.89622	0
01/01/2016 to 12/31/2016	$15.89622	$19.57809	0
01/01/2017 to 12/31/2017	$19.57809	$21.44980	0
01/01/2018 to 12/31/2018	$21.44980	$18.42161	0
01/01/2019 to 12/31/2019	$18.42161	$22.64075	0
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96830	$11.60561	0
01/01/2011 to 12/31/2011	$11.60561	$12.04148	0
01/01/2012 to 12/31/2012	$12.04148	$13.97494	0
01/01/2013 to 12/31/2013	$13.97494	$13.85499	0
01/01/2014 to 12/31/2014	$13.85499	$17.15655	0
01/01/2015 to 12/31/2015	$17.15655	$17.04867	0
01/01/2016 to 12/31/2016	$17.04867	$17.85365	0
01/01/2017 to 12/31/2017	$17.85365	$19.10796	0
01/01/2018 to 12/31/2018	$19.10796	$17.84737	0
01/01/2019 to 12/31/2019	$17.84737	$22.40814	0
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97448	$11.73558	4,179
01/01/2011 to 12/31/2011	$11.73558	$11.77313	0
01/01/2012 to 12/31/2012	$11.77313	$13.11674	0
01/01/2013 to 12/31/2013	$13.11674	$18.24427	615
01/01/2014 to 12/31/2014	$18.24427	$18.46364	642
01/01/2015 to 12/31/2015	$18.46364	$18.50268	564
01/01/2016 to 12/31/2016	$18.50268	$22.03562	549
01/01/2017 to 12/31/2017	$22.03562	$24.65748	475
01/01/2018 to 12/31/2018	$24.65748	$23.01832	433
01/01/2019 to 12/31/2019	$23.01832	$27.15823	489

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.98013	$11.09991	0
01/01/2011 to 12/31/2011	$11.09991	$10.54364	0
01/01/2012 to 12/31/2012	$10.54364	$12.13062	0
01/01/2013 to 12/31/2013	$12.13062	$16.54219	0
01/01/2014 to 12/31/2014	$16.54219	$17.33772	0
01/01/2015 to 12/31/2015	$17.33772	$15.75143	0
01/01/2016 to 12/31/2016	$15.75143	$20.09181	0
01/01/2017 to 12/31/2017	$20.09181	$21.83410	0
01/01/2018 to 12/31/2018	$21.83410	$18.55138	0
01/01/2019 to 12/31/2019	$18.55138	$22.52140	0
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04668	$12.22471	0
01/01/2011 to 12/31/2011	$12.22471	$12.33495	0
01/01/2012 to 12/31/2012	$12.33495	$14.23556	0
01/01/2013 to 12/31/2013	$14.23556	$15.80210	0
01/01/2014 to 12/31/2014	$15.80210	$15.74058	0
01/01/2015 to 12/31/2015	$15.74058	$15.82820	0
01/01/2016 to 12/31/2016	$15.82820	$19.07350	0
01/01/2017 to 12/31/2017	$19.07350	$18.49162	0
01/01/2018 to 12/31/2018	$18.49162	$15.54869	0
01/01/2019 to 12/31/2019	$15.54869	$17.67562	0
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03482	$10.82947	0
01/01/2011 to 12/31/2011	$10.82947	$12.60486	0
01/01/2012 to 12/31/2012	$12.60486	$12.50252	0
01/01/2013 to 12/31/2013	$12.50252	$14.03242	0
01/01/2014 to 12/31/2014	$14.03242	$17.49679	0
01/01/2015 to 12/31/2015	$17.49679	$16.22098	0
01/01/2016 to 12/31/2016	$16.22098	$18.48946	0
01/01/2017 to 12/31/2017	$18.48946	$20.26281	0
01/01/2018 to 12/31/2018	$20.26281	$20.64821	0
01/01/2019 to 12/31/2019	$20.64821	$25.13065	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT ADVISOR SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (1.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96834	$10.86547	0
01/01/2011 to 12/31/2011	$10.86547	$10.45509	7,363
01/01/2012 to 12/31/2012	$10.45509	$11.63358	5,641
01/01/2013 to 12/31/2013	$11.63358	$12.64675	4,081
01/01/2014 to 12/31/2014	$12.64675	$12.97860	4,230
01/01/2015 to 12/31/2015	$12.97860	$12.41638	2,859
01/01/2016 to 12/31/2016	$12.41638	$13.05154	4,402
01/01/2017 to 12/31/2017	$13.05154	$14.52544	3,130
01/01/2018 to 12/31/2018	$14.52544	$13.18951	2,334
01/01/2019 to 12/31/2019	$13.18951	$15.13097	4,714
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97903	$10.97193	4,646
01/01/2011 to 12/31/2011	$10.97193	$10.85807	5,430
01/01/2012 to 12/31/2012	$10.85807	$12.19804	6,083
01/01/2013 to 12/31/2013	$12.19804	$14.05416	6,228
01/01/2014 to 12/31/2014	$14.05416	$14.74114	4,173
01/01/2015 to 12/31/2015	$14.74114	$14.68861	1,776
01/01/2016 to 12/31/2016	$14.68861	$15.55191	2,365
01/01/2017 to 12/31/2017	$15.55191	$17.97559	1,633
01/01/2018 to 12/31/2018	$17.97559	$16.72199	1,180
01/01/2019 to 12/31/2019	$16.72199	$20.14311	2,274
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98811	$10.85757	0
01/01/2011 to 12/31/2011	$10.85757	$10.53795	0
01/01/2012 to 12/31/2012	$10.53795	$11.48778	2,025
01/01/2013 to 12/31/2013	$11.48778	$12.76825	0
01/01/2014 to 12/31/2014	$12.76825	$13.27014	0
01/01/2015 to 12/31/2015	$13.27014	$13.09573	0
01/01/2016 to 12/31/2016	$13.09573	$13.56866	0
01/01/2017 to 12/31/2017	$13.56866	$15.59036	0
01/01/2018 to 12/31/2018	$15.59036	$14.19236	0
01/01/2019 to 12/31/2019	$14.19236	$16.56109	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98930	$10.82352	0
01/01/2011 to 12/31/2011	$10.82352	$10.56923	639
01/01/2012 to 12/31/2012	$10.56923	$11.75098	1,067
01/01/2013 to 12/31/2013	$11.75098	$13.66570	0
01/01/2014 to 12/31/2014	$13.66570	$14.38957	0
01/01/2015 to 12/31/2015	$14.38957	$14.29179	0
01/01/2016 to 12/31/2016	$14.29179	$15.01746	0
01/01/2017 to 12/31/2017	$15.01746	$17.05790	0
01/01/2018 to 12/31/2018	$17.05790	$16.02871	0
01/01/2019 to 12/31/2019	$16.02871	$18.92092	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99905	$9.19828	150
01/01/2012 to 12/31/2012	$9.19828	$10.17405	269
01/01/2013 to 12/31/2013	$10.17405	$11.14856	0
01/01/2014 to 12/31/2014	$11.14856	$11.55977	0
01/01/2015 to 12/31/2015	$11.55977	$11.08404	0
01/01/2016 to 12/31/2016	$11.08404	$11.71944	0
01/01/2017 to 12/31/2017	$11.71944	$13.04607	0
01/01/2018 to 12/31/2018	$13.04607	$12.21454	0
01/01/2019 to 12/31/2019	$12.21454	$14.20173	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00847	$10.14796	1,831
01/01/2011 to 12/31/2011	$10.14796	$10.25692	1,311
01/01/2012 to 12/31/2012	$10.25692	$10.61502	908
01/01/2013 to 12/31/2013	$10.61502	$10.26460	818
01/01/2014 to 12/31/2014	$10.26460	$10.13669	517
01/01/2015 to 12/31/2015	$10.13669	$10.06888	328
01/01/2016 to 12/31/2016	$10.06888	$10.11623	0
01/01/2017 to 12/31/2017	$10.11623	$10.17092	147
01/01/2018 to 12/31/2018	$10.17092	$10.12833	46
01/01/2019 to 12/31/2019	$10.12833	$10.47458	138
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00740	$10.42253	17,608
01/01/2011 to 12/31/2011	$10.42253	$10.63021	21,444
01/01/2012 to 12/31/2012	$10.63021	$11.48752	22,193
01/01/2013 to 12/31/2013	$11.48752	$11.14682	340
01/01/2014 to 12/31/2014	$11.14682	$11.48496	515
01/01/2015 to 12/31/2015	$11.48496	$11.11354	395
01/01/2016 to 12/31/2016	$11.11354	$11.45047	228
01/01/2017 to 12/31/2017	$11.45047	$11.81291	584
01/01/2018 to 12/31/2018	$11.81291	$11.59919	0
01/01/2019 to 12/31/2019	$11.59919	$12.52359	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99905	$10.70199	0
01/01/2011 to 12/31/2011	$10.70199	$12.26866	0
01/01/2012 to 12/31/2012	$12.26866	$12.83811	955
01/01/2013 to 12/31/2013	$12.83811	$12.07735	189
01/01/2014 to 12/31/2014	$12.07735	$12.44761	0
01/01/2015 to 12/31/2015	$12.44761	$12.43626	0
01/01/2016 to 12/31/2016	$12.43626	$12.47131	0
01/01/2017 to 12/31/2017	$12.47131	$12.42181	0
01/01/2018 to 12/31/2018	$12.42181	$12.34773	736
01/01/2019 to 12/31/2019	$12.34773	$12.37688	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00987	$10.73290	0
01/01/2011 to 12/31/2011	$10.73290	$12.59100	0
01/01/2012 to 12/31/2012	$12.59100	$13.23258	0
01/01/2013 to 12/31/2013	$13.23258	$12.22814	400
01/01/2014 to 12/31/2014	$12.22814	$12.83200	527
01/01/2015 to 12/31/2015	$12.83200	$12.87816	299
01/01/2016 to 12/31/2016	$12.87816	$12.97944	276
01/01/2017 to 12/31/2017	$12.97944	$12.94419	192
01/01/2018 to 12/31/2018	$12.94419	$12.83226	0
01/01/2019 to 12/31/2019	$12.83226	$13.12837	670

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00881	$10.83521	0
01/01/2011 to 12/31/2011	$10.83521	$12.88495	45,911
01/01/2012 to 12/31/2012	$12.88495	$13.60200	63,430
01/01/2013 to 12/31/2013	$13.60200	$12.50437	0
01/01/2014 to 12/31/2014	$12.50437	$13.30993	1,070
01/01/2015 to 12/31/2015	$13.30993	$13.39143	1,089
01/01/2016 to 12/31/2016	$13.39143	$13.50690	449
01/01/2017 to 12/31/2017	$13.50690	$13.56296	0
01/01/2018 to 12/31/2018	$13.56296	$13.41522	0
01/01/2019 to 12/31/2019	$13.41522	$13.93302	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99905	$12.09978	15,741
01/01/2012 to 12/31/2012	$12.09978	$12.65985	22,238
01/01/2013 to 12/31/2013	$12.65985	$11.29472	5,157
01/01/2014 to 12/31/2014	$11.29472	$12.32246	3,414
01/01/2015 to 12/31/2015	$12.32246	$12.43617	144
01/01/2016 to 12/31/2016	$12.43617	$12.51794	766
01/01/2017 to 12/31/2017	$12.51794	$12.56843	63
01/01/2018 to 12/31/2018	$12.56843	$12.40481	0
01/01/2019 to 12/31/2019	$12.40481	$12.98460	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99874	$10.46794	0
01/01/2013 to 12/31/2013	$10.46794	$9.29219	0
01/01/2014 to 12/31/2014	$9.29219	$10.34439	0
01/01/2015 to 12/31/2015	$10.34439	$10.50224	0
01/01/2016 to 12/31/2016	$10.50224	$10.58010	0
01/01/2017 to 12/31/2017	$10.58010	$10.63606	0
01/01/2018 to 12/31/2018	$10.63606	$10.48542	0
01/01/2019 to 12/31/2019	$10.48542	$11.03952	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99937	$8.80746	426
01/01/2014 to 12/31/2014	$8.80746	$9.97651	4,831
01/01/2015 to 12/31/2015	$9.97651	$10.14192	844
01/01/2016 to 12/31/2016	$10.14192	$10.21662	0
01/01/2017 to 12/31/2017	$10.21662	$10.26933	0
01/01/2018 to 12/31/2018	$10.26933	$10.08537	0
01/01/2019 to 12/31/2019	$10.08537	$10.76247	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99937	$11.37768	711
01/01/2015 to 12/31/2015	$11.37768	$11.47154	12,315
01/01/2016 to 12/31/2016	$11.47154	$11.62015	0
01/01/2017 to 12/31/2017	$11.62015	$11.69698	0
01/01/2018 to 12/31/2018	$11.69698	$11.47679	2,342
01/01/2019 to 12/31/2019	$11.47679	$12.33376	644
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99937	$10.00362	5,392
01/01/2016 to 12/31/2016	$10.00362	$10.09408	990
01/01/2017 to 12/31/2017	$10.09408	$10.21982	746
01/01/2018 to 12/31/2018	$10.21982	$9.99664	954
01/01/2019 to 12/31/2019	$9.99664	$10.87277	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99874	$9.94464	6,866
01/01/2017 to 12/31/2017	$9.94464	$10.09446	4,904
01/01/2018 to 12/31/2018	$10.09446	$9.85205	526
01/01/2019 to 12/31/2019	$9.85205	$10.77950	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99873	$10.10283	8,173
01/01/2018 to 12/31/2018	$10.10283	$9.78086	0
01/01/2019 to 12/31/2019	$9.78086	$10.78880	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99873	$9.72619	18,302
01/01/2019 to 12/31/2019	$9.72619	$10.79670	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99937	$11.30844	3,081
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97822	$10.90470	11,572
01/01/2011 to 12/31/2011	$10.90470	$10.51778	6,902
01/01/2012 to 12/31/2012	$10.51778	$11.82348	6,133
01/01/2013 to 12/31/2013	$11.82348	$14.33822	6,695
01/01/2014 to 12/31/2014	$14.33822	$15.16482	5,756
01/01/2015 to 12/31/2015	$15.16482	$15.07045	3,603
01/01/2016 to 12/31/2016	$15.07045	$15.91588	4,963
01/01/2017 to 12/31/2017	$15.91588	$18.54792	3,674
01/01/2018 to 12/31/2018	$18.54792	$17.19347	2,596
01/01/2019 to 12/31/2019	$17.19347	$20.77686	4,688
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99905	$11.71377	0
01/01/2014 to 12/31/2014	$11.71377	$13.15494	0
01/01/2015 to 12/31/2015	$13.15494	$12.53932	0
01/01/2016 to 12/31/2016	$12.53932	$14.24157	0
01/01/2017 to 12/31/2017	$14.24157	$16.66899	0
01/01/2018 to 12/31/2018	$16.66899	$15.69103	0
01/01/2019 to 12/31/2019	$15.69103	$20.32370	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97072	$11.62154	0
01/01/2011 to 12/31/2011	$11.62154	$10.90914	0
01/01/2012 to 12/31/2012	$10.90914	$13.67401	0
01/01/2013 to 12/31/2013	$13.67401	$14.10446	0
01/01/2014 to 12/31/2014	$14.10446	$15.88345	0
01/01/2015 to 12/31/2015	$15.88345	$15.68672	0
01/01/2016 to 12/31/2016	$15.68672	$15.64547	0
01/01/2017 to 12/31/2017	$15.64547	$17.14957	0
01/01/2018 to 12/31/2018	$17.14957	$16.15296	0
01/01/2019 to 12/31/2019	$16.15296	$19.97918	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96044	$11.86367	0
01/01/2011 to 12/31/2011	$11.86367	$12.50029	0
01/01/2012 to 12/31/2012	$12.50029	$14.25289	0
01/01/2013 to 12/31/2013	$14.25289	$14.53052	0
01/01/2014 to 12/31/2014	$14.53052	$18.80354	0
01/01/2015 to 12/31/2015	$18.80354	$19.48764	0
01/01/2016 to 12/31/2016	$19.48764	$20.19153	0
01/01/2017 to 12/31/2017	$20.19153	$21.20644	0
01/01/2018 to 12/31/2018	$21.20644	$19.96468	0
01/01/2019 to 12/31/2019	$19.96468	$25.89567	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97653	$11.08768	0
01/01/2011 to 12/31/2011	$11.08768	$10.79540	5,444
01/01/2012 to 12/31/2012	$10.79540	$11.80614	5,869
01/01/2013 to 12/31/2013	$11.80614	$13.39299	5,872
01/01/2014 to 12/31/2014	$13.39299	$13.65617	5,911
01/01/2015 to 12/31/2015	$13.65617	$13.63288	3,671
01/01/2016 to 12/31/2016	$13.63288	$14.04952	5,558
01/01/2017 to 12/31/2017	$14.04952	$16.17600	3,850
01/01/2018 to 12/31/2018	$16.17600	$14.75060	2,850
01/01/2019 to 12/31/2019	$14.75060	$17.49715	5,573
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98879	$10.77274	0
01/01/2011 to 12/31/2011	$10.77274	$10.59499	0
01/01/2012 to 12/31/2012	$10.59499	$11.53394	0
01/01/2013 to 12/31/2013	$11.53394	$12.52103	0
01/01/2014 to 12/31/2014	$12.52103	$12.87720	0
01/01/2015 to 12/31/2015	$12.87720	$12.61335	0
01/01/2016 to 12/31/2016	$12.61335	$13.12385	0
01/01/2017 to 12/31/2017	$13.12385	$14.56676	0
01/01/2018 to 12/31/2018	$14.56676	$13.38215	0
01/01/2019 to 12/31/2019	$13.38215	$15.34752	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96568	$11.56719	796
01/01/2011 to 12/31/2011	$11.56719	$11.58326	244
01/01/2012 to 12/31/2012	$11.58326	$13.24636	216
01/01/2013 to 12/31/2013	$13.24636	$18.17619	322
01/01/2014 to 12/31/2014	$18.17619	$19.26046	285
01/01/2015 to 12/31/2015	$19.26046	$17.99286	441
01/01/2016 to 12/31/2016	$17.99286	$22.11062	660
01/01/2017 to 12/31/2017	$22.11062	$24.52085	435
01/01/2018 to 12/31/2018	$24.52085	$20.82849	0
01/01/2019 to 12/31/2019	$20.82849	$25.24957	0
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99905	$9.90886	1
01/01/2011 to 12/31/2011	$9.90886	$9.79661	47,026
01/01/2012 to 12/31/2012	$9.79661	$9.68464	0
01/01/2013 to 12/31/2013	$9.68464	$9.57324	0
01/01/2014 to 12/31/2014	$9.57324	$9.46347	0
01/01/2015 to 12/31/2015	$9.46347	$9.35428	0
01/01/2016 to 12/31/2016	$9.35428	$9.24744	0
01/01/2017 to 12/31/2017	$9.24744	$9.17259	0
01/01/2018 to 12/31/2018	$9.17259	$9.18434	0
01/01/2019 to 12/31/2019	$9.18434	$9.23234	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98502	$10.83462	0
01/01/2011 to 12/31/2011	$10.83462	$11.04995	0
01/01/2012 to 12/31/2012	$11.04995	$12.43827	0
01/01/2013 to 12/31/2013	$12.43827	$13.17810	0
01/01/2014 to 12/31/2014	$13.17810	$13.35966	0
01/01/2015 to 12/31/2015	$13.35966	$12.73546	0
01/01/2016 to 12/31/2016	$12.73546	$14.52748	0
01/01/2017 to 12/31/2017	$14.52748	$15.43368	0
01/01/2018 to 12/31/2018	$15.43368	$14.95228	0
01/01/2019 to 12/31/2019	$14.95228	$17.04165	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99104	$10.68988	0
01/01/2011 to 12/31/2011	$10.68988	$10.12500	0
01/01/2012 to 12/31/2012	$10.12500	$11.69859	0
01/01/2013 to 12/31/2013	$11.69859	$16.17359	0
01/01/2014 to 12/31/2014	$16.17359	$18.18534	0
01/01/2015 to 12/31/2015	$18.18534	$16.56766	0
01/01/2016 to 12/31/2016	$16.56766	$19.63438	0
01/01/2017 to 12/31/2017	$19.63438	$23.13426	0
01/01/2018 to 12/31/2018	$23.13426	$19.63068	0
01/01/2019 to 12/31/2019	$19.63068	$25.13378	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92988	$11.33225	0
01/01/2011 to 12/31/2011	$11.33225	$9.75440	0
01/01/2012 to 12/31/2012	$9.75440	$11.60597	0
01/01/2013 to 12/31/2013	$11.60597	$13.65878	0
01/01/2014 to 12/31/2014	$13.65878	$12.75575	0
01/01/2015 to 12/31/2015	$12.75575	$13.00602	0
01/01/2016 to 12/31/2016	$13.00602	$12.37104	0
01/01/2017 to 12/31/2017	$12.37104	$16.56143	0
01/01/2018 to 12/31/2018	$16.56143	$14.18771	0
01/01/2019 to 12/31/2019	$14.18771	$18.52802	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92975	$10.86787	0
01/01/2011 to 12/31/2011	$10.86787	$9.39482	0
01/01/2012 to 12/31/2012	$9.39482	$10.83551	0
01/01/2013 to 12/31/2013	$10.83551	$12.79601	0
01/01/2014 to 12/31/2014	$12.79601	$11.80102	0
01/01/2015 to 12/31/2015	$11.80102	$11.76065	0
01/01/2016 to 12/31/2016	$11.76065	$11.69314	0
01/01/2017 to 12/31/2017	$11.69314	$14.19590	0
01/01/2018 to 12/31/2018	$14.19590	$11.76755	0
01/01/2019 to 12/31/2019	$11.76755	$13.96126	0
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00728	$10.67110	0
01/01/2011 to 12/31/2011	$10.67110	$11.86115	0
01/01/2012 to 12/31/2012	$11.86115	$12.82693	0
01/01/2013 to 12/31/2013	$12.82693	$12.27587	0
01/01/2014 to 12/31/2014	$12.27587	$12.95131	0
01/01/2015 to 12/31/2015	$12.95131	$12.95269	0
01/01/2016 to 12/31/2016	$12.95269	$13.34231	0
01/01/2017 to 12/31/2017	$13.34231	$13.75787	0
01/01/2018 to 12/31/2018	$13.75787	$13.56253	0
01/01/2019 to 12/31/2019	$13.56253	$14.91224	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97729	$10.94477	0
01/01/2011 to 12/31/2011	$10.94477	$10.75741	1,761
01/01/2012 to 12/31/2012	$10.75741	$12.07803	0
01/01/2013 to 12/31/2013	$12.07803	$13.88302	0
01/01/2014 to 12/31/2014	$13.88302	$14.59675	0
01/01/2015 to 12/31/2015	$14.59675	$14.27774	0
01/01/2016 to 12/31/2016	$14.27774	$14.85018	0
01/01/2017 to 12/31/2017	$14.85018	$17.16888	0
01/01/2018 to 12/31/2018	$17.16888	$15.71932	0
01/01/2019 to 12/31/2019	$15.71932	$18.55774	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92240	$10.62837	0
01/01/2011 to 12/31/2011	$10.62837	$9.54499	0
01/01/2012 to 12/31/2012	$9.54499	$11.50233	0
01/01/2013 to 12/31/2013	$11.50233	$13.11657	0
01/01/2014 to 12/31/2014	$13.11657	$12.14040	0
01/01/2015 to 12/31/2015	$12.14040	$11.66540	0
01/01/2016 to 12/31/2016	$11.66540	$11.75426	0
01/01/2017 to 12/31/2017	$11.75426	$15.06236	0
01/01/2018 to 12/31/2018	$15.06236	$12.28740	0
01/01/2019 to 12/31/2019	$12.28740	$15.45252	0
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99905	$10.65870	0
01/01/2011 to 12/31/2011	$10.65870	$10.56079	443
01/01/2012 to 12/31/2012	$10.56079	$11.55833	0
01/01/2013 to 12/31/2013	$11.55833	$12.68592	0
01/01/2014 to 12/31/2014	$12.68592	$13.22330	0
01/01/2015 to 12/31/2015	$13.22330	$13.04736	0
01/01/2016 to 12/31/2016	$13.04736	$13.39256	0
01/01/2017 to 12/31/2017	$13.39256	$14.84639	0
01/01/2018 to 12/31/2018	$14.84639	$13.92244	0
01/01/2019 to 12/31/2019	$13.92244	$15.77288	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97190	$10.84877	0
01/01/2011 to 12/31/2011	$10.84877	$10.79513	0
01/01/2012 to 12/31/2012	$10.79513	$12.29149	0
01/01/2013 to 12/31/2013	$12.29149	$16.58412	0
01/01/2014 to 12/31/2014	$16.58412	$17.95140	0
01/01/2015 to 12/31/2015	$17.95140	$19.63205	0
01/01/2016 to 12/31/2016	$19.63205	$19.12250	0
01/01/2017 to 12/31/2017	$19.12250	$25.67588	0
01/01/2018 to 12/31/2018	$25.67588	$24.97005	0
01/01/2019 to 12/31/2019	$24.97005	$32.73026	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99315	$11.38144	0
01/01/2011 to 12/31/2011	$11.38144	$11.14802	502
01/01/2012 to 12/31/2012	$11.14802	$12.37144	386
01/01/2013 to 12/31/2013	$12.37144	$16.70650	75
01/01/2014 to 12/31/2014	$16.70650	$18.26324	292
01/01/2015 to 12/31/2015	$18.26324	$19.87150	197
01/01/2016 to 12/31/2016	$19.87150	$20.73868	95
01/01/2017 to 12/31/2017	$20.73868	$27.26374	454
01/01/2018 to 12/31/2018	$27.26374	$26.22423	71
01/01/2019 to 12/31/2019	$26.22423	$34.12203	187
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98818	$10.96792	0
01/01/2011 to 12/31/2011	$10.96792	$10.50239	0
01/01/2012 to 12/31/2012	$10.50239	$12.77725	0
01/01/2013 to 12/31/2013	$12.77725	$16.12054	1,708
01/01/2014 to 12/31/2014	$16.12054	$16.51372	1,290
01/01/2015 to 12/31/2015	$16.51372	$16.08468	1,036
01/01/2016 to 12/31/2016	$16.08468	$17.03087	1,178
01/01/2017 to 12/31/2017	$17.03087	$20.84902	1,075
01/01/2018 to 12/31/2018	$20.84902	$18.63941	666
01/01/2019 to 12/31/2019	$18.63941	$23.94471	981

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99905	$10.35923	0
01/01/2013 to 12/31/2013	$10.35923	$12.17693	0
01/01/2014 to 12/31/2014	$12.17693	$12.65540	0
01/01/2015 to 12/31/2015	$12.65540	$12.35457	0
01/01/2016 to 12/31/2016	$12.35457	$12.74052	0
01/01/2017 to 12/31/2017	$12.74052	$14.67137	0
01/01/2018 to 12/31/2018	$14.67137	$13.30179	0
01/01/2019 to 12/31/2019	$13.30179	$16.14192	0
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99905	$10.94338	6,776
01/01/2011 to 12/31/2011	$10.94338	$10.75347	0
01/01/2012 to 12/31/2012	$10.75347	$12.44574	0
01/01/2013 to 12/31/2013	$12.44574	$16.81836	0
01/01/2014 to 12/31/2014	$16.81836	$18.07297	0
01/01/2015 to 12/31/2015	$18.07297	$19.15653	0
01/01/2016 to 12/31/2016	$19.15653	$19.29858	0
01/01/2017 to 12/31/2017	$19.29858	$24.93539	0
01/01/2018 to 12/31/2018	$24.93539	$25.17707	0
01/01/2019 to 12/31/2019	$25.17707	$34.28984	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99905	$10.21609	0
01/01/2013 to 12/31/2013	$10.21609	$13.58304	0
01/01/2014 to 12/31/2014	$13.58304	$14.79866	0
01/01/2015 to 12/31/2015	$14.79866	$14.52268	0
01/01/2016 to 12/31/2016	$14.52268	$16.28626	0
01/01/2017 to 12/31/2017	$16.28626	$18.89098	0
01/01/2018 to 12/31/2018	$18.89098	$16.77730	0
01/01/2019 to 12/31/2019	$16.77730	$21.45146	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02037	$11.49164	12,984
01/01/2011 to 12/31/2011	$11.49164	$11.02149	258
01/01/2012 to 12/31/2012	$11.02149	$13.03150	219
01/01/2013 to 12/31/2013	$13.03150	$17.02843	0
01/01/2014 to 12/31/2014	$17.02843	$18.77293	0
01/01/2015 to 12/31/2015	$18.77293	$17.50206	996
01/01/2016 to 12/31/2016	$17.50206	$17.58565	1,164
01/01/2017 to 12/31/2017	$17.58565	$22.09326	1,329
01/01/2018 to 12/31/2018	$22.09326	$20.88816	481
01/01/2019 to 12/31/2019	$20.88816	$26.87442	754
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99160	$11.30935	0
01/01/2011 to 12/31/2011	$11.30935	$10.90166	488
01/01/2012 to 12/31/2012	$10.90166	$12.62201	360
01/01/2013 to 12/31/2013	$12.62201	$17.71809	67
01/01/2014 to 12/31/2014	$17.71809	$20.01022	256
01/01/2015 to 12/31/2015	$20.01022	$18.66512	198
01/01/2016 to 12/31/2016	$18.66512	$21.81434	86
01/01/2017 to 12/31/2017	$21.81434	$24.53750	233
01/01/2018 to 12/31/2018	$24.53750	$20.26571	0
01/01/2019 to 12/31/2019	$20.26571	$24.24253	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93953	$11.75282	1,606
01/01/2011 to 12/31/2011	$11.75282	$9.26276	1,089
01/01/2012 to 12/31/2012	$9.26276	$10.79774	922
01/01/2013 to 12/31/2013	$10.79774	$10.69737	63
01/01/2014 to 12/31/2014	$10.69737	$10.07921	285
01/01/2015 to 12/31/2015	$10.07921	$8.29684	264
01/01/2016 to 12/31/2016	$8.29684	$9.21547	120
01/01/2017 to 12/31/2017	$9.21547	$11.51270	304
01/01/2018 to 12/31/2018	$11.51270	$9.78113	0
01/01/2019 to 12/31/2019	$9.78113	$10.95926	0
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99002	$10.66767	71,152
01/01/2011 to 12/31/2011	$10.66767	$10.65008	39,638
01/01/2012 to 12/31/2012	$10.65008	$11.61963	36,853
01/01/2013 to 12/31/2013	$11.61963	$12.54400	0
01/01/2014 to 12/31/2014	$12.54400	$13.11592	0
01/01/2015 to 12/31/2015	$13.11592	$12.98370	0
01/01/2016 to 12/31/2016	$12.98370	$13.54382	0
01/01/2017 to 12/31/2017	$13.54382	$14.74471	0
01/01/2018 to 12/31/2018	$14.74471	$14.16020	0
01/01/2019 to 12/31/2019	$14.16020	$16.06054	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01897	$10.07944	0
01/01/2012 to 12/31/2012	$10.07944	$10.67182	22,488
01/01/2013 to 12/31/2013	$10.67182	$10.30506	0
01/01/2014 to 12/31/2014	$10.30506	$10.80394	0
01/01/2015 to 12/31/2015	$10.80394	$10.65105	0
01/01/2016 to 12/31/2016	$10.65105	$10.97189	0
01/01/2017 to 12/31/2017	$10.97189	$11.46115	0
01/01/2018 to 12/31/2018	$11.46115	$11.23653	0
01/01/2019 to 12/31/2019	$11.23653	$12.19072	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96404	$11.58513	0
01/01/2011 to 12/31/2011	$11.58513	$10.74039	4,169
01/01/2012 to 12/31/2012	$10.74039	$11.98863	3,911
01/01/2013 to 12/31/2013	$11.98863	$13.86854	2,825
01/01/2014 to 12/31/2014	$13.86854	$14.96995	1,610
01/01/2015 to 12/31/2015	$14.96995	$14.70709	529
01/01/2016 to 12/31/2016	$14.70709	$16.00570	209
01/01/2017 to 12/31/2017	$16.00570	$18.36893	615
01/01/2018 to 12/31/2018	$18.36893	$16.77747	481
01/01/2019 to 12/31/2019	$16.77747	$19.76520	658
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99905	$10.96356	0
01/01/2011 to 12/31/2011	$10.96356	$11.21239	0
01/01/2012 to 12/31/2012	$11.21239	$13.16750	0
01/01/2013 to 12/31/2013	$13.16750	$17.23682	0
01/01/2014 to 12/31/2014	$17.23682	$19.97148	0
01/01/2015 to 12/31/2015	$19.97148	$20.34972	0
01/01/2016 to 12/31/2016	$20.34972	$23.10248	779
01/01/2017 to 12/31/2017	$23.10248	$27.91889	884
01/01/2018 to 12/31/2018	$27.91889	$25.32862	237
01/01/2019 to 12/31/2019	$25.32862	$31.16280	378

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99905	$8.93032	0
01/01/2012 to 12/31/2012	$8.93032	$9.98908	0
01/01/2013 to 12/31/2013	$9.98908	$12.08574	0
01/01/2014 to 12/31/2014	$12.08574	$12.72333	0
01/01/2015 to 12/31/2015	$12.72333	$12.59596	0
01/01/2016 to 12/31/2016	$12.59596	$13.23853	0
01/01/2017 to 12/31/2017	$13.23853	$15.46703	0
01/01/2018 to 12/31/2018	$15.46703	$14.29023	0
01/01/2019 to 12/31/2019	$14.29023	$17.12127	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97238	$12.23862	6,830
01/01/2011 to 12/31/2011	$12.23862	$10.51183	170
01/01/2012 to 12/31/2012	$10.51183	$12.47665	92
01/01/2013 to 12/31/2013	$12.47665	$17.36651	528
01/01/2014 to 12/31/2014	$17.36651	$18.01496	0
01/01/2015 to 12/31/2015	$18.01496	$18.04543	0
01/01/2016 to 12/31/2016	$18.04543	$19.21165	0
01/01/2017 to 12/31/2017	$19.21165	$24.24996	0
01/01/2018 to 12/31/2018	$24.24996	$21.37051	233
01/01/2019 to 12/31/2019	$21.37051	$28.83161	317
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96143	$12.70164	0
01/01/2011 to 12/31/2011	$12.70164	$12.43286	188
01/01/2012 to 12/31/2012	$12.43286	$13.78615	0
01/01/2013 to 12/31/2013	$13.78615	$18.42082	0
01/01/2014 to 12/31/2014	$18.42082	$18.90446	0
01/01/2015 to 12/31/2015	$18.90446	$18.83393	0
01/01/2016 to 12/31/2016	$18.83393	$20.86618	0
01/01/2017 to 12/31/2017	$20.86618	$25.55983	0
01/01/2018 to 12/31/2018	$25.55983	$23.14117	0
01/01/2019 to 12/31/2019	$23.14117	$29.76508	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96486	$11.54364	10,783
01/01/2011 to 12/31/2011	$11.54364	$10.72901	226
01/01/2012 to 12/31/2012	$10.72901	$12.53167	0
01/01/2013 to 12/31/2013	$12.53167	$17.02058	0
01/01/2014 to 12/31/2014	$17.02058	$17.71118	0
01/01/2015 to 12/31/2015	$17.71118	$16.75288	0
01/01/2016 to 12/31/2016	$16.75288	$21.39683	0
01/01/2017 to 12/31/2017	$21.39683	$22.70538	0
01/01/2018 to 12/31/2018	$22.70538	$18.61077	0
01/01/2019 to 12/31/2019	$18.61077	$22.44033	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99274	$10.76433	4,681
01/01/2011 to 12/31/2011	$10.76433	$10.85172	1,790
01/01/2012 to 12/31/2012	$10.85172	$12.17456	2,896
01/01/2013 to 12/31/2013	$12.17456	$14.06039	421
01/01/2014 to 12/31/2014	$14.06039	$14.71592	0
01/01/2015 to 12/31/2015	$14.71592	$14.55279	0
01/01/2016 to 12/31/2016	$14.55279	$15.47098	0
01/01/2017 to 12/31/2017	$15.47098	$17.64978	0
01/01/2018 to 12/31/2018	$17.64978	$16.51644	0
01/01/2019 to 12/31/2019	$16.51644	$19.72965	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97163	$11.21140	0
01/01/2011 to 12/31/2011	$11.21140	$10.89476	0
01/01/2012 to 12/31/2012	$10.89476	$12.66291	0
01/01/2013 to 12/31/2013	$12.66291	$18.02820	1,154
01/01/2014 to 12/31/2014	$18.02820	$19.30813	810
01/01/2015 to 12/31/2015	$19.30813	$20.91519	531
01/01/2016 to 12/31/2016	$20.91519	$21.23297	839
01/01/2017 to 12/31/2017	$21.23297	$28.94136	752
01/01/2018 to 12/31/2018	$28.94136	$29.71283	441
01/01/2019 to 12/31/2019	$29.71283	$37.66264	591
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98666	$10.73950	0
01/01/2011 to 12/31/2011	$10.73950	$10.56389	0
01/01/2012 to 12/31/2012	$10.56389	$11.84173	0
01/01/2013 to 12/31/2013	$11.84173	$15.75902	0
01/01/2014 to 12/31/2014	$15.75902	$15.82054	0
01/01/2015 to 12/31/2015	$15.82054	$14.69042	0
01/01/2016 to 12/31/2016	$14.69042	$15.41173	0
01/01/2017 to 12/31/2017	$15.41173	$17.75672	0
01/01/2018 to 12/31/2018	$17.75672	$15.84715	0
01/01/2019 to 12/31/2019	$15.84715	$19.73308	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86030	$11.55329	11,158
01/01/2011 to 12/31/2011	$11.55329	$9.71679	821
01/01/2012 to 12/31/2012	$9.71679	$9.95239	861
01/01/2013 to 12/31/2013	$9.95239	$11.35107	0
01/01/2014 to 12/31/2014	$11.35107	$10.28243	0
01/01/2015 to 12/31/2015	$10.28243	$8.20737	399
01/01/2016 to 12/31/2016	$8.20737	$10.11020	161
01/01/2017 to 12/31/2017	$10.11020	$11.02429	100
01/01/2018 to 12/31/2018	$11.02429	$9.08213	0
01/01/2019 to 12/31/2019	$9.08213	$10.49189	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98073	$10.38040	0
01/01/2011 to 12/31/2011	$10.38040	$10.68438	216
01/01/2012 to 12/31/2012	$10.68438	$11.11340	0
01/01/2013 to 12/31/2013	$11.11340	$10.57331	0
01/01/2014 to 12/31/2014	$10.57331	$10.50995	0
01/01/2015 to 12/31/2015	$10.50995	$9.90940	0
01/01/2016 to 12/31/2016	$9.90940	$10.22251	0
01/01/2017 to 12/31/2017	$10.22251	$10.31146	0
01/01/2018 to 12/31/2018	$10.31146	$10.39603	0
01/01/2019 to 12/31/2019	$10.39603	$10.44126	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98931	$11.57841	0
01/01/2011 to 12/31/2011	$11.57841	$11.05038	0
01/01/2012 to 12/31/2012	$11.05038	$12.93427	0
01/01/2013 to 12/31/2013	$12.93427	$16.93007	0
01/01/2014 to 12/31/2014	$16.93007	$19.24055	0
01/01/2015 to 12/31/2015	$19.24055	$17.76246	0
01/01/2016 to 12/31/2016	$17.76246	$20.01602	0
01/01/2017 to 12/31/2017	$20.01602	$23.45290	0
01/01/2018 to 12/31/2018	$23.45290	$19.35082	0
01/01/2019 to 12/31/2019	$19.35082	$22.79042	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99905	$8.86748	156
01/01/2012 to 12/31/2012	$8.86748	$9.73021	583
01/01/2013 to 12/31/2013	$9.73021	$11.59037	0
01/01/2014 to 12/31/2014	$11.59037	$12.08774	0
01/01/2015 to 12/31/2015	$12.08774	$11.87312	0
01/01/2016 to 12/31/2016	$11.87312	$12.50269	0
01/01/2017 to 12/31/2017	$12.50269	$14.03930	0
01/01/2018 to 12/31/2018	$14.03930	$13.18342	0
01/01/2019 to 12/31/2019	$13.18342	$15.71034	0
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99905	$10.46997	0
01/01/2011 to 12/31/2011	$10.46997	$10.97316	427
01/01/2012 to 12/31/2012	$10.97316	$11.69864	0
01/01/2013 to 12/31/2013	$11.69864	$11.39161	1,782
01/01/2014 to 12/31/2014	$11.39161	$12.07105	1,352
01/01/2015 to 12/31/2015	$12.07105	$12.07984	1,225
01/01/2016 to 12/31/2016	$12.07984	$12.55620	1,758
01/01/2017 to 12/31/2017	$12.55620	$13.19506	2,068
01/01/2018 to 12/31/2018	$13.19506	$12.74716	1,049
01/01/2019 to 12/31/2019	$12.74716	$14.15054	1,584
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03895	$11.07411	0
01/01/2011 to 12/31/2011	$11.07411	$11.70732	0
01/01/2012 to 12/31/2012	$11.70732	$12.82914	0
01/01/2013 to 12/31/2013	$12.82914	$16.28978	0
01/01/2014 to 12/31/2014	$16.28978	$17.74933	0
01/01/2015 to 12/31/2015	$17.74933	$18.27569	0
01/01/2016 to 12/31/2016	$18.27569	$18.70620	0
01/01/2017 to 12/31/2017	$18.70620	$21.27548	0
01/01/2018 to 12/31/2018	$21.27548	$17.91657	0
01/01/2019 to 12/31/2019	$17.91657	$22.41477	0
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02749	$11.27375	0
01/01/2011 to 12/31/2011	$11.27375	$11.75718	0
01/01/2012 to 12/31/2012	$11.75718	$14.19014	0
01/01/2013 to 12/31/2013	$14.19014	$19.61942	0
01/01/2014 to 12/31/2014	$19.61942	$21.81039	0
01/01/2015 to 12/31/2015	$21.81039	$22.57066	0
01/01/2016 to 12/31/2016	$22.57066	$23.24557	0
01/01/2017 to 12/31/2017	$23.24557	$27.19969	0
01/01/2018 to 12/31/2018	$27.19969	$27.05058	0
01/01/2019 to 12/31/2019	$27.05058	$33.32777	0
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98629	$10.24101	0
01/01/2011 to 12/31/2011	$10.24101	$8.72308	0
01/01/2012 to 12/31/2012	$8.72308	$10.75503	0
01/01/2013 to 12/31/2013	$10.75503	$14.04161	0
01/01/2014 to 12/31/2014	$14.04161	$15.67301	0
01/01/2015 to 12/31/2015	$15.67301	$15.26121	0
01/01/2016 to 12/31/2016	$15.26121	$17.39734	0
01/01/2017 to 12/31/2017	$17.39734	$20.32598	0
01/01/2018 to 12/31/2018	$20.32598	$17.99565	0
01/01/2019 to 12/31/2019	$17.99565	$23.17348	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04798	$9.89417	0
01/01/2011 to 12/31/2011	$9.89417	$10.76956	0
01/01/2012 to 12/31/2012	$10.76956	$12.49835	114
01/01/2013 to 12/31/2013	$12.49835	$17.26662	0
01/01/2014 to 12/31/2014	$17.26662	$21.11298	0
01/01/2015 to 12/31/2015	$21.11298	$21.91851	0
01/01/2016 to 12/31/2016	$21.91851	$20.78894	0
01/01/2017 to 12/31/2017	$20.78894	$24.84918	0
01/01/2018 to 12/31/2018	$24.84918	$25.65139	0
01/01/2019 to 12/31/2019	$25.65139	$30.26822	0
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00863	$11.44999	0
01/01/2011 to 12/31/2011	$11.44999	$11.11645	0
01/01/2012 to 12/31/2012	$11.11645	$12.72450	0
01/01/2013 to 12/31/2013	$12.72450	$17.38164	0
01/01/2014 to 12/31/2014	$17.38164	$18.14006	0
01/01/2015 to 12/31/2015	$18.14006	$17.31813	0
01/01/2016 to 12/31/2016	$17.31813	$20.12331	0
01/01/2017 to 12/31/2017	$20.12331	$24.34801	0
01/01/2018 to 12/31/2018	$24.34801	$20.99439	0
01/01/2019 to 12/31/2019	$20.99439	$27.08123	0
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98888	$10.98390	0
01/01/2011 to 12/31/2011	$10.98390	$11.19748	0
01/01/2012 to 12/31/2012	$11.19748	$12.47620	0
01/01/2013 to 12/31/2013	$12.47620	$16.11457	0
01/01/2014 to 12/31/2014	$16.11457	$17.98846	0
01/01/2015 to 12/31/2015	$17.98846	$18.44964	0
01/01/2016 to 12/31/2016	$18.44964	$19.15259	0
01/01/2017 to 12/31/2017	$19.15259	$23.72132	0
01/01/2018 to 12/31/2018	$23.72132	$23.01097	0
01/01/2019 to 12/31/2019	$23.01097	$29.31769	0
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01482	$10.71163	0
01/01/2011 to 12/31/2011	$10.71163	$10.45313	0
01/01/2012 to 12/31/2012	$10.45313	$11.92620	0
01/01/2013 to 12/31/2013	$11.92620	$15.31299	0
01/01/2014 to 12/31/2014	$15.31299	$16.72242	0
01/01/2015 to 12/31/2015	$16.72242	$15.74738	0
01/01/2016 to 12/31/2016	$15.74738	$17.96884	0
01/01/2017 to 12/31/2017	$17.96884	$20.14901	0
01/01/2018 to 12/31/2018	$20.14901	$17.79957	0
01/01/2019 to 12/31/2019	$17.79957	$22.83356	0
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97478	$11.75206	0
01/01/2011 to 12/31/2011	$11.75206	$11.28093	0
01/01/2012 to 12/31/2012	$11.28093	$12.86616	0
01/01/2013 to 12/31/2013	$12.86616	$16.60047	0
01/01/2014 to 12/31/2014	$16.60047	$17.37639	0
01/01/2015 to 12/31/2015	$17.37639	$17.22522	0
01/01/2016 to 12/31/2016	$17.22522	$19.22007	0
01/01/2017 to 12/31/2017	$19.22007	$22.47772	0
01/01/2018 to 12/31/2018	$22.47772	$19.55656	0
01/01/2019 to 12/31/2019	$19.55656	$24.01818	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98209	$11.12204	0
01/01/2011 to 12/31/2011	$11.12204	$10.56290	0
01/01/2012 to 12/31/2012	$10.56290	$12.17080	0
01/01/2013 to 12/31/2013	$12.17080	$15.89987	0
01/01/2014 to 12/31/2014	$15.89987	$17.31789	0
01/01/2015 to 12/31/2015	$17.31789	$15.71078	0
01/01/2016 to 12/31/2016	$15.71078	$19.31074	0
01/01/2017 to 12/31/2017	$19.31074	$21.11420	0
01/01/2018 to 12/31/2018	$21.11420	$18.09648	0
01/01/2019 to 12/31/2019	$18.09648	$22.19627	0
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96814	$11.58683	0
01/01/2011 to 12/31/2011	$11.58683	$11.99783	0
01/01/2012 to 12/31/2012	$11.99783	$13.89627	105
01/01/2013 to 12/31/2013	$13.89627	$13.74921	0
01/01/2014 to 12/31/2014	$13.74921	$16.99119	0
01/01/2015 to 12/31/2015	$16.99119	$16.85020	0
01/01/2016 to 12/31/2016	$16.85020	$17.61035	0
01/01/2017 to 12/31/2017	$17.61035	$18.80964	0
01/01/2018 to 12/31/2018	$18.80964	$17.53285	0
01/01/2019 to 12/31/2019	$17.53285	$21.96891	0
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97432	$11.71647	0
01/01/2011 to 12/31/2011	$11.71647	$11.73036	0
01/01/2012 to 12/31/2012	$11.73036	$13.04264	0
01/01/2013 to 12/31/2013	$13.04264	$18.10460	0
01/01/2014 to 12/31/2014	$18.10460	$18.28527	0
01/01/2015 to 12/31/2015	$18.28527	$18.28701	0
01/01/2016 to 12/31/2016	$18.28701	$21.73487	0
01/01/2017 to 12/31/2017	$21.73487	$24.27209	0
01/01/2018 to 12/31/2018	$24.27209	$22.61236	0
01/01/2019 to 12/31/2019	$22.61236	$26.62549	0
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.97996	$11.08182	0
01/01/2011 to 12/31/2011	$11.08182	$10.50507	0
01/01/2012 to 12/31/2012	$10.50507	$12.06183	0
01/01/2013 to 12/31/2013	$12.06183	$16.41524	0
01/01/2014 to 12/31/2014	$16.41524	$17.16986	0
01/01/2015 to 12/31/2015	$17.16986	$15.56738	0
01/01/2016 to 12/31/2016	$15.56738	$19.81708	0
01/01/2017 to 12/31/2017	$19.81708	$21.49220	0
01/01/2018 to 12/31/2018	$21.49220	$18.22378	0
01/01/2019 to 12/31/2019	$18.22378	$22.07891	0
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04652	$12.20493	4,791
01/01/2011 to 12/31/2011	$12.20493	$12.29011	0
01/01/2012 to 12/31/2012	$12.29011	$14.15517	0
01/01/2013 to 12/31/2013	$14.15517	$15.68109	0
01/01/2014 to 12/31/2014	$15.68109	$15.58846	0
01/01/2015 to 12/31/2015	$15.58846	$15.64356	0
01/01/2016 to 12/31/2016	$15.64356	$18.81309	0
01/01/2017 to 12/31/2017	$18.81309	$18.20243	0
01/01/2018 to 12/31/2018	$18.20243	$15.27436	0
01/01/2019 to 12/31/2019	$15.27436	$17.32860	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03465	$10.81182	0
01/01/2011 to 12/31/2011	$10.81182	$12.55899	0
01/01/2012 to 12/31/2012	$12.55899	$12.43183	223
01/01/2013 to 12/31/2013	$12.43183	$13.92490	0
01/01/2014 to 12/31/2014	$13.92490	$17.32769	0
01/01/2015 to 12/31/2015	$17.32769	$16.03178	0
01/01/2016 to 12/31/2016	$16.03178	$18.23705	0
01/01/2017 to 12/31/2017	$18.23705	$19.94595	0
01/01/2018 to 12/31/2018	$19.94595	$20.28400	0
01/01/2019 to 12/31/2019	$20.28400	$24.63742	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT ADVISOR SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5% and HAV (1.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96818	$10.84777	0
01/01/2011 to 12/31/2011	$10.84777	$10.41699	7,381
01/01/2012 to 12/31/2012	$10.41699	$11.56761	39,906
01/01/2013 to 12/31/2013	$11.56761	$12.54965	42,617
01/01/2014 to 12/31/2014	$12.54965	$12.85292	42,293
01/01/2015 to 12/31/2015	$12.85292	$12.27125	43,392
01/01/2016 to 12/31/2016	$12.27125	$12.87294	43,530
01/01/2017 to 12/31/2017	$12.87294	$14.29781	43,091
01/01/2018 to 12/31/2018	$14.29781	$12.95632	42,672
01/01/2019 to 12/31/2019	$12.95632	$14.83343	40,423
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97886	$10.95406	4,215
01/01/2011 to 12/31/2011	$10.95406	$10.81843	11,159
01/01/2012 to 12/31/2012	$10.81843	$12.12891	25,484
01/01/2013 to 12/31/2013	$12.12891	$13.94622	25,029
01/01/2014 to 12/31/2014	$13.94622	$14.59825	24,578
01/01/2015 to 12/31/2015	$14.59825	$14.51682	24,218
01/01/2016 to 12/31/2016	$14.51682	$15.33890	23,945
01/01/2017 to 12/31/2017	$15.33890	$17.69373	23,697
01/01/2018 to 12/31/2018	$17.69373	$16.42621	23,404
01/01/2019 to 12/31/2019	$16.42621	$19.74666	23,083
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98794	$10.83978	856
01/01/2011 to 12/31/2011	$10.83978	$10.49938	1,775
01/01/2012 to 12/31/2012	$10.49938	$11.42250	15,335
01/01/2013 to 12/31/2013	$11.42250	$12.66990	15,471
01/01/2014 to 12/31/2014	$12.66990	$13.14128	14,986
01/01/2015 to 12/31/2015	$13.14128	$12.94247	14,362
01/01/2016 to 12/31/2016	$12.94247	$13.38283	13,362
01/01/2017 to 12/31/2017	$13.38283	$15.34567	11,840
01/01/2018 to 12/31/2018	$15.34567	$13.94118	11,683
01/01/2019 to 12/31/2019	$13.94118	$16.23508	11,497
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98914	$10.80590	0
01/01/2011 to 12/31/2011	$10.80590	$10.53064	0
01/01/2012 to 12/31/2012	$10.53064	$11.68428	0
01/01/2013 to 12/31/2013	$11.68428	$13.56080	0
01/01/2014 to 12/31/2014	$13.56080	$14.25018	0
01/01/2015 to 12/31/2015	$14.25018	$14.12468	0
01/01/2016 to 12/31/2016	$14.12468	$14.81191	0
01/01/2017 to 12/31/2017	$14.81191	$16.79037	0
01/01/2018 to 12/31/2018	$16.79037	$15.74529	0
01/01/2019 to 12/31/2019	$15.74529	$18.54871	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99888	$9.18573	0
01/01/2012 to 12/31/2012	$9.18573	$10.13955	5,706
01/01/2013 to 12/31/2013	$10.13955	$11.08828	5,764
01/01/2014 to 12/31/2014	$11.08828	$11.47393	5,735
01/01/2015 to 12/31/2015	$11.47393	$10.97944	5,386
01/01/2016 to 12/31/2016	$10.97944	$11.58541	5,131
01/01/2017 to 12/31/2017	$11.58541	$12.87078	4,271
01/01/2018 to 12/31/2018	$12.87078	$12.02591	4,085
01/01/2019 to 12/31/2019	$12.02591	$13.95409	2,523
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00831	$10.13156	397
01/01/2011 to 12/31/2011	$10.13156	$10.21958	289
01/01/2012 to 12/31/2012	$10.21958	$10.55484	404
01/01/2013 to 12/31/2013	$10.55484	$10.18613	7,315
01/01/2014 to 12/31/2014	$10.18613	$10.03880	7,735
01/01/2015 to 12/31/2015	$10.03880	$9.95124	7,485
01/01/2016 to 12/31/2016	$9.95124	$9.97810	7,333
01/01/2017 to 12/31/2017	$9.97810	$10.01197	7,917
01/01/2018 to 12/31/2018	$10.01197	$9.94969	7,418
01/01/2019 to 12/31/2019	$9.94969	$10.26903	8,421
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00723	$10.40550	10,789
01/01/2011 to 12/31/2011	$10.40550	$10.59135	11,265
01/01/2012 to 12/31/2012	$10.59135	$11.42225	22,489
01/01/2013 to 12/31/2013	$11.42225	$11.06107	19,479
01/01/2014 to 12/31/2014	$11.06107	$11.37349	18,643
01/01/2015 to 12/31/2015	$11.37349	$10.98340	17,798
01/01/2016 to 12/31/2016	$10.98340	$11.29343	16,794
01/01/2017 to 12/31/2017	$11.29343	$11.62729	17,803
01/01/2018 to 12/31/2018	$11.62729	$11.39374	16,871
01/01/2019 to 12/31/2019	$11.39374	$12.27672	5,161
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97805	$10.88693	0
01/01/2011 to 12/31/2011	$10.88693	$10.47952	0
01/01/2012 to 12/31/2012	$10.47952	$11.75659	2,058
01/01/2013 to 12/31/2013	$11.75659	$14.22833	1,965
01/01/2014 to 12/31/2014	$14.22833	$15.01807	1,912
01/01/2015 to 12/31/2015	$15.01807	$14.89436	1,860
01/01/2016 to 12/31/2016	$14.89436	$15.69824	1,841
01/01/2017 to 12/31/2017	$15.69824	$18.25738	361
01/01/2018 to 12/31/2018	$18.25738	$16.88982	357
01/01/2019 to 12/31/2019	$16.88982	$20.36863	353
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99888	$11.69350	0
01/01/2014 to 12/31/2014	$11.69350	$13.10560	0
01/01/2015 to 12/31/2015	$13.10560	$12.46688	0
01/01/2016 to 12/31/2016	$12.46688	$14.13074	0
01/01/2017 to 12/31/2017	$14.13074	$16.50593	0
01/01/2018 to 12/31/2018	$16.50593	$15.50605	0
01/01/2019 to 12/31/2019	$15.50605	$20.04348	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97055	$11.60272	0
01/01/2011 to 12/31/2011	$11.60272	$10.86956	0
01/01/2012 to 12/31/2012	$10.86956	$13.59675	2,016
01/01/2013 to 12/31/2013	$13.59675	$13.99639	2,312
01/01/2014 to 12/31/2014	$13.99639	$15.72995	1,903
01/01/2015 to 12/31/2015	$15.72995	$15.50370	1,891
01/01/2016 to 12/31/2016	$15.50370	$15.43171	2,023
01/01/2017 to 12/31/2017	$15.43171	$16.88119	2,032
01/01/2018 to 12/31/2018	$16.88119	$15.86782	2,002
01/01/2019 to 12/31/2019	$15.86782	$19.58687	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96027	$11.84423	0
01/01/2011 to 12/31/2011	$11.84423	$12.45453	2,919
01/01/2012 to 12/31/2012	$12.45453	$14.17196	2,175
01/01/2013 to 12/31/2013	$14.17196	$14.41874	2,211
01/01/2014 to 12/31/2014	$14.41874	$18.62126	1,790
01/01/2015 to 12/31/2015	$18.62126	$19.25972	1,695
01/01/2016 to 12/31/2016	$19.25972	$19.91514	1,709
01/01/2017 to 12/31/2017	$19.91514	$20.87392	1,770
01/01/2018 to 12/31/2018	$20.87392	$19.61158	1,677
01/01/2019 to 12/31/2019	$19.61158	$25.38635	1,555
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97636	$11.06974	0
01/01/2011 to 12/31/2011	$11.06974	$10.75606	2,246
01/01/2012 to 12/31/2012	$10.75606	$11.73912	11,845
01/01/2013 to 12/31/2013	$11.73912	$13.29002	11,843
01/01/2014 to 12/31/2014	$13.29002	$13.52383	11,905
01/01/2015 to 12/31/2015	$13.52383	$13.47349	11,938
01/01/2016 to 12/31/2016	$13.47349	$13.85727	11,830
01/01/2017 to 12/31/2017	$13.85727	$15.92253	11,726
01/01/2018 to 12/31/2018	$15.92253	$14.48998	11,611
01/01/2019 to 12/31/2019	$14.48998	$17.15333	11,479
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98863	$10.75522	0
01/01/2011 to 12/31/2011	$10.75522	$10.55644	6,250
01/01/2012 to 12/31/2012	$10.55644	$11.46864	8,963
01/01/2013 to 12/31/2013	$11.46864	$12.42493	8,688
01/01/2014 to 12/31/2014	$12.42493	$12.75252	8,513
01/01/2015 to 12/31/2015	$12.75252	$12.46600	7,125
01/01/2016 to 12/31/2016	$12.46600	$12.94436	7,600
01/01/2017 to 12/31/2017	$12.94436	$14.33862	7,711
01/01/2018 to 12/31/2018	$14.33862	$13.14567	6,665
01/01/2019 to 12/31/2019	$13.14567	$15.04581	4,476
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96551	$11.54828	403
01/01/2011 to 12/31/2011	$11.54828	$11.54090	305
01/01/2012 to 12/31/2012	$11.54090	$13.17122	3,429
01/01/2013 to 12/31/2013	$13.17122	$18.03654	2,927
01/01/2014 to 12/31/2014	$18.03654	$19.07381	2,649
01/01/2015 to 12/31/2015	$19.07381	$17.78253	2,669
01/01/2016 to 12/31/2016	$17.78253	$21.80797	2,083
01/01/2017 to 12/31/2017	$21.80797	$24.13637	2,102
01/01/2018 to 12/31/2018	$24.13637	$20.46009	2,198
01/01/2019 to 12/31/2019	$20.46009	$24.75279	698

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99889	$9.89277	40,582
01/01/2011 to 12/31/2011	$9.89277	$9.76158	12,730
01/01/2012 to 12/31/2012	$9.76158	$9.62998	0
01/01/2013 to 12/31/2013	$9.62998	$9.49975	0
01/01/2014 to 12/31/2014	$9.49975	$9.37175	0
01/01/2015 to 12/31/2015	$9.37175	$9.24486	0
01/01/2016 to 12/31/2016	$9.24486	$9.12056	0
01/01/2017 to 12/31/2017	$9.12056	$9.02834	0
01/01/2018 to 12/31/2018	$9.02834	$9.02157	0
01/01/2019 to 12/31/2019	$9.02157	$9.05023	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98486	$10.81693	375
01/01/2011 to 12/31/2011	$10.81693	$11.00960	11,451
01/01/2012 to 12/31/2012	$11.00960	$12.36782	4,163
01/01/2013 to 12/31/2013	$12.36782	$13.07694	2,849
01/01/2014 to 12/31/2014	$13.07694	$13.23034	2,933
01/01/2015 to 12/31/2015	$13.23034	$12.58662	2,977
01/01/2016 to 12/31/2016	$12.58662	$14.32879	2,376
01/01/2017 to 12/31/2017	$14.32879	$15.19199	2,442
01/01/2018 to 12/31/2018	$15.19199	$14.68814	2,355
01/01/2019 to 12/31/2019	$14.68814	$16.70668	2,420
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99087	$10.67238	0
01/01/2011 to 12/31/2011	$10.67238	$10.08797	0
01/01/2012 to 12/31/2012	$10.08797	$11.63213	0
01/01/2013 to 12/31/2013	$11.63213	$16.04927	0
01/01/2014 to 12/31/2014	$16.04927	$18.00910	0
01/01/2015 to 12/31/2015	$18.00910	$16.37385	0
01/01/2016 to 12/31/2016	$16.37385	$19.36555	0
01/01/2017 to 12/31/2017	$19.36555	$22.77140	0
01/01/2018 to 12/31/2018	$22.77140	$19.28337	0
01/01/2019 to 12/31/2019	$19.28337	$24.63923	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92971	$11.31383	0
01/01/2011 to 12/31/2011	$11.31383	$9.71882	0
01/01/2012 to 12/31/2012	$9.71882	$11.54019	0
01/01/2013 to 12/31/2013	$11.54019	$13.55389	0
01/01/2014 to 12/31/2014	$13.55389	$12.63221	0
01/01/2015 to 12/31/2015	$12.63221	$12.85397	0
01/01/2016 to 12/31/2016	$12.85397	$12.20166	0
01/01/2017 to 12/31/2017	$12.20166	$16.30170	653
01/01/2018 to 12/31/2018	$16.30170	$13.93677	709
01/01/2019 to 12/31/2019	$13.93677	$18.16351	651
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92958	$10.85023	0
01/01/2011 to 12/31/2011	$10.85023	$9.36063	0
01/01/2012 to 12/31/2012	$9.36063	$10.77410	0
01/01/2013 to 12/31/2013	$10.77410	$12.69771	0
01/01/2014 to 12/31/2014	$12.69771	$11.68645	0
01/01/2015 to 12/31/2015	$11.68645	$11.62291	0
01/01/2016 to 12/31/2016	$11.62291	$11.53282	0
01/01/2017 to 12/31/2017	$11.53282	$13.97299	774
01/01/2018 to 12/31/2018	$13.97299	$11.55923	842
01/01/2019 to 12/31/2019	$11.55923	$13.68630	865

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00711	$10.65366	0
01/01/2011 to 12/31/2011	$10.65366	$11.81792	11,223
01/01/2012 to 12/31/2012	$11.81792	$12.75428	1,227
01/01/2013 to 12/31/2013	$12.75428	$12.18180	0
01/01/2014 to 12/31/2014	$12.18180	$12.82610	0
01/01/2015 to 12/31/2015	$12.82610	$12.80131	0
01/01/2016 to 12/31/2016	$12.80131	$13.15965	0
01/01/2017 to 12/31/2017	$13.15965	$13.54221	0
01/01/2018 to 12/31/2018	$13.54221	$13.32283	0
01/01/2019 to 12/31/2019	$13.32283	$14.61897	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97712	$10.92695	0
01/01/2011 to 12/31/2011	$10.92695	$10.71823	2,274
01/01/2012 to 12/31/2012	$10.71823	$12.00966	37,073
01/01/2013 to 12/31/2013	$12.00966	$13.77644	40,313
01/01/2014 to 12/31/2014	$13.77644	$14.45544	40,446
01/01/2015 to 12/31/2015	$14.45544	$14.11085	41,887
01/01/2016 to 12/31/2016	$14.11085	$14.64698	42,030
01/01/2017 to 12/31/2017	$14.64698	$16.89985	41,569
01/01/2018 to 12/31/2018	$16.89985	$15.44157	41,109
01/01/2019 to 12/31/2019	$15.44157	$18.19287	40,638
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92224	$10.61106	0
01/01/2011 to 12/31/2011	$10.61106	$9.51010	222
01/01/2012 to 12/31/2012	$9.51010	$11.43709	0
01/01/2013 to 12/31/2013	$11.43709	$13.01583	0
01/01/2014 to 12/31/2014	$13.01583	$12.02282	0
01/01/2015 to 12/31/2015	$12.02282	$11.52910	0
01/01/2016 to 12/31/2016	$11.52910	$11.59343	0
01/01/2017 to 12/31/2017	$11.59343	$14.82628	0
01/01/2018 to 12/31/2018	$14.82628	$12.07018	0
01/01/2019 to 12/31/2019	$12.07018	$15.14874	0
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99888	$10.64124	0
01/01/2011 to 12/31/2011	$10.64124	$10.52227	0
01/01/2012 to 12/31/2012	$10.52227	$11.49279	0
01/01/2013 to 12/31/2013	$11.49279	$12.58843	0
01/01/2014 to 12/31/2014	$12.58843	$13.09521	0
01/01/2015 to 12/31/2015	$13.09521	$12.89483	0
01/01/2016 to 12/31/2016	$12.89483	$13.20934	0
01/01/2017 to 12/31/2017	$13.20934	$14.61374	0
01/01/2018 to 12/31/2018	$14.61374	$13.67643	0
01/01/2019 to 12/31/2019	$13.67643	$15.46281	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97173	$10.83109	0
01/01/2011 to 12/31/2011	$10.83109	$10.75579	0
01/01/2012 to 12/31/2012	$10.75579	$12.22180	0
01/01/2013 to 12/31/2013	$12.22180	$16.45688	0
01/01/2014 to 12/31/2014	$16.45688	$17.77768	0
01/01/2015 to 12/31/2015	$17.77768	$19.40263	0
01/01/2016 to 12/31/2016	$19.40263	$18.86094	0
01/01/2017 to 12/31/2017	$18.86094	$25.27375	0
01/01/2018 to 12/31/2018	$25.27375	$24.52909	0
01/01/2019 to 12/31/2019	$24.52909	$32.08709	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99299	$11.36277	0
01/01/2011 to 12/31/2011	$11.36277	$11.10715	0
01/01/2012 to 12/31/2012	$11.10715	$12.30108	0
01/01/2013 to 12/31/2013	$12.30108	$16.57785	1,138
01/01/2014 to 12/31/2014	$16.57785	$18.08597	7,602
01/01/2015 to 12/31/2015	$18.08597	$19.63878	6,816
01/01/2016 to 12/31/2016	$19.63878	$20.45448	6,779
01/01/2017 to 12/31/2017	$20.45448	$26.83598	5,825
01/01/2018 to 12/31/2018	$26.83598	$25.76024	5,687
01/01/2019 to 12/31/2019	$25.76024	$33.45057	688
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98801	$10.95007	0
01/01/2011 to 12/31/2011	$10.95007	$10.46400	0
01/01/2012 to 12/31/2012	$10.46400	$12.70492	4,851
01/01/2013 to 12/31/2013	$12.70492	$15.99693	5,033
01/01/2014 to 12/31/2014	$15.99693	$16.35397	4,717
01/01/2015 to 12/31/2015	$16.35397	$15.89680	4,741
01/01/2016 to 12/31/2016	$15.89680	$16.79793	4,726
01/01/2017 to 12/31/2017	$16.79793	$20.52249	4,279
01/01/2018 to 12/31/2018	$20.52249	$18.31008	4,478
01/01/2019 to 12/31/2019	$18.31008	$23.47398	2,456
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99889	$10.34504	471
01/01/2013 to 12/31/2013	$10.34504	$12.13568	458
01/01/2014 to 12/31/2014	$12.13568	$12.58704	501
01/01/2015 to 12/31/2015	$12.58704	$12.26298	907
01/01/2016 to 12/31/2016	$12.26298	$12.62059	441
01/01/2017 to 12/31/2017	$12.62059	$14.50393	436
01/01/2018 to 12/31/2018	$14.50393	$13.12323	431
01/01/2019 to 12/31/2019	$13.12323	$15.89300	425
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99888	$10.92562	0
01/01/2011 to 12/31/2011	$10.92562	$10.71428	8,507
01/01/2012 to 12/31/2012	$10.71428	$12.37527	0
01/01/2013 to 12/31/2013	$12.37527	$16.68950	0
01/01/2014 to 12/31/2014	$16.68950	$17.89816	0
01/01/2015 to 12/31/2015	$17.89816	$18.93292	0
01/01/2016 to 12/31/2016	$18.93292	$19.03482	0
01/01/2017 to 12/31/2017	$19.03482	$24.54495	0
01/01/2018 to 12/31/2018	$24.54495	$24.73241	0
01/01/2019 to 12/31/2019	$24.73241	$33.61615	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99889	$10.20837	0
01/01/2013 to 12/31/2013	$10.20837	$13.54531	0
01/01/2014 to 12/31/2014	$13.54531	$14.72773	0
01/01/2015 to 12/31/2015	$14.72773	$14.42381	0
01/01/2016 to 12/31/2016	$14.42381	$16.14272	0
01/01/2017 to 12/31/2017	$16.14272	$18.68674	885
01/01/2018 to 12/31/2018	$18.68674	$16.56208	850
01/01/2019 to 12/31/2019	$16.56208	$21.13341	836

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02020	$11.47295	0
01/01/2011 to 12/31/2011	$11.47295	$10.98127	0
01/01/2012 to 12/31/2012	$10.98127	$12.95771	1,572
01/01/2013 to 12/31/2013	$12.95771	$16.89781	1,232
01/01/2014 to 12/31/2014	$16.89781	$18.59131	1,167
01/01/2015 to 12/31/2015	$18.59131	$17.29764	3,637
01/01/2016 to 12/31/2016	$17.29764	$17.34528	3,740
01/01/2017 to 12/31/2017	$17.34528	$21.74750	3,392
01/01/2018 to 12/31/2018	$21.74750	$20.51940	3,306
01/01/2019 to 12/31/2019	$20.51940	$26.34652	1,567
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99144	$11.29089	413
01/01/2011 to 12/31/2011	$11.29089	$10.86199	329
01/01/2012 to 12/31/2012	$10.86199	$12.55048	3,914
01/01/2013 to 12/31/2013	$12.55048	$17.58193	3,267
01/01/2014 to 12/31/2014	$17.58193	$19.81618	2,784
01/01/2015 to 12/31/2015	$19.81618	$18.44667	2,851
01/01/2016 to 12/31/2016	$18.44667	$21.51548	2,311
01/01/2017 to 12/31/2017	$21.51548	$24.15256	2,515
01/01/2018 to 12/31/2018	$24.15256	$19.90714	2,691
01/01/2019 to 12/31/2019	$19.90714	$23.76546	1,164
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93936	$11.73383	0
01/01/2011 to 12/31/2011	$11.73383	$9.22912	9,784
01/01/2012 to 12/31/2012	$9.22912	$10.73667	2,575
01/01/2013 to 12/31/2013	$10.73667	$10.61531	3,040
01/01/2014 to 12/31/2014	$10.61531	$9.98154	2,769
01/01/2015 to 12/31/2015	$9.98154	$8.19972	3,410
01/01/2016 to 12/31/2016	$8.19972	$9.08927	3,391
01/01/2017 to 12/31/2017	$9.08927	$11.33203	3,389
01/01/2018 to 12/31/2018	$11.33203	$9.60805	3,747
01/01/2019 to 12/31/2019	$9.60805	$10.74355	338
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98985	$10.65027	436
01/01/2011 to 12/31/2011	$10.65027	$10.61135	323
01/01/2012 to 12/31/2012	$10.61135	$11.55392	6,166
01/01/2013 to 12/31/2013	$11.55392	$12.44794	11,787
01/01/2014 to 12/31/2014	$12.44794	$12.98909	13,007
01/01/2015 to 12/31/2015	$12.98909	$12.83212	14,213
01/01/2016 to 12/31/2016	$12.83212	$13.35866	13,494
01/01/2017 to 12/31/2017	$13.35866	$14.51385	13,375
01/01/2018 to 12/31/2018	$14.51385	$13.91023	13,229
01/01/2019 to 12/31/2019	$13.91023	$15.74513	13,086
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01880	$10.07592	0
01/01/2012 to 12/31/2012	$10.07592	$10.64642	92
01/01/2013 to 12/31/2013	$10.64642	$10.25979	116
01/01/2014 to 12/31/2014	$10.25979	$10.73472	121
01/01/2015 to 12/31/2015	$10.73472	$10.56141	120
01/01/2016 to 12/31/2016	$10.56141	$10.85768	126
01/01/2017 to 12/31/2017	$10.85768	$11.31885	136
01/01/2018 to 12/31/2018	$11.31885	$11.07448	141
01/01/2019 to 12/31/2019	$11.07448	$11.99057	140

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96388	$11.56625	4,220
01/01/2011 to 12/31/2011	$11.56625	$10.70122	5,749
01/01/2012 to 12/31/2012	$10.70122	$11.92061	2,447
01/01/2013 to 12/31/2013	$11.92061	$13.76199	2,523
01/01/2014 to 12/31/2014	$13.76199	$14.82486	2,376
01/01/2015 to 12/31/2015	$14.82486	$14.53514	2,907
01/01/2016 to 12/31/2016	$14.53514	$15.78677	2,558
01/01/2017 to 12/31/2017	$15.78677	$18.08107	36,012
01/01/2018 to 12/31/2018	$18.08107	$16.48091	35,682
01/01/2019 to 12/31/2019	$16.48091	$19.37657	33,842
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99888	$10.94573	952
01/01/2011 to 12/31/2011	$10.94573	$11.17150	712
01/01/2012 to 12/31/2012	$11.17150	$13.09288	832
01/01/2013 to 12/31/2013	$13.09288	$17.10456	737
01/01/2014 to 12/31/2014	$17.10456	$19.77810	664
01/01/2015 to 12/31/2015	$19.77810	$20.11193	623
01/01/2016 to 12/31/2016	$20.11193	$22.78650	0
01/01/2017 to 12/31/2017	$22.78650	$27.48159	0
01/01/2018 to 12/31/2018	$27.48159	$24.88117	0
01/01/2019 to 12/31/2019	$24.88117	$30.55029	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99888	$8.91816	0
01/01/2012 to 12/31/2012	$8.91816	$9.95525	0
01/01/2013 to 12/31/2013	$9.95525	$12.02037	0
01/01/2014 to 12/31/2014	$12.02037	$12.62900	0
01/01/2015 to 12/31/2015	$12.62900	$12.47724	0
01/01/2016 to 12/31/2016	$12.47724	$13.08734	0
01/01/2017 to 12/31/2017	$13.08734	$15.25958	0
01/01/2018 to 12/31/2018	$15.25958	$14.06984	0
01/01/2019 to 12/31/2019	$14.06984	$16.82308	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97222	$12.21862	0
01/01/2011 to 12/31/2011	$12.21862	$10.47346	0
01/01/2012 to 12/31/2012	$10.47346	$12.40597	335
01/01/2013 to 12/31/2013	$12.40597	$17.23326	272
01/01/2014 to 12/31/2014	$17.23326	$17.84064	266
01/01/2015 to 12/31/2015	$17.84064	$17.83472	241
01/01/2016 to 12/31/2016	$17.83472	$18.94898	240
01/01/2017 to 12/31/2017	$18.94898	$23.87016	0
01/01/2018 to 12/31/2018	$23.87016	$20.99292	0
01/01/2019 to 12/31/2019	$20.99292	$28.26485	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96127	$12.68094	0
01/01/2011 to 12/31/2011	$12.68094	$12.38749	0
01/01/2012 to 12/31/2012	$12.38749	$13.70799	3,463
01/01/2013 to 12/31/2013	$13.70799	$18.27951	2,986
01/01/2014 to 12/31/2014	$18.27951	$18.72151	2,796
01/01/2015 to 12/31/2015	$18.72151	$18.61385	2,581
01/01/2016 to 12/31/2016	$18.61385	$20.58067	2,441
01/01/2017 to 12/31/2017	$20.58067	$25.15925	2,470
01/01/2018 to 12/31/2018	$25.15925	$22.73207	2,340
01/01/2019 to 12/31/2019	$22.73207	$29.17972	945

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96469	$11.52476	0
01/01/2011 to 12/31/2011	$11.52476	$10.68993	0
01/01/2012 to 12/31/2012	$10.68993	$12.46055	0
01/01/2013 to 12/31/2013	$12.46055	$16.88989	0
01/01/2014 to 12/31/2014	$16.88989	$17.53966	0
01/01/2015 to 12/31/2015	$17.53966	$16.55705	0
01/01/2016 to 12/31/2016	$16.55705	$21.10410	0
01/01/2017 to 12/31/2017	$21.10410	$22.34952	0
01/01/2018 to 12/31/2018	$22.34952	$18.28172	0
01/01/2019 to 12/31/2019	$18.28172	$21.99887	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99258	$10.74689	0
01/01/2011 to 12/31/2011	$10.74689	$10.81229	7,603
01/01/2012 to 12/31/2012	$10.81229	$12.10570	41,120
01/01/2013 to 12/31/2013	$12.10570	$13.95259	42,546
01/01/2014 to 12/31/2014	$13.95259	$14.57350	42,463
01/01/2015 to 12/31/2015	$14.57350	$14.38286	43,069
01/01/2016 to 12/31/2016	$14.38286	$15.25948	42,515
01/01/2017 to 12/31/2017	$15.25948	$17.37329	41,987
01/01/2018 to 12/31/2018	$17.37329	$16.22465	41,076
01/01/2019 to 12/31/2019	$16.22465	$19.34185	40,471
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97146	$11.19304	0
01/01/2011 to 12/31/2011	$11.19304	$10.85494	0
01/01/2012 to 12/31/2012	$10.85494	$12.59104	1,367
01/01/2013 to 12/31/2013	$12.59104	$17.88964	0
01/01/2014 to 12/31/2014	$17.88964	$19.12100	0
01/01/2015 to 12/31/2015	$19.12100	$20.67066	0
01/01/2016 to 12/31/2016	$20.67066	$20.94246	0
01/01/2017 to 12/31/2017	$20.94246	$28.48784	743
01/01/2018 to 12/31/2018	$28.48784	$29.18774	674
01/01/2019 to 12/31/2019	$29.18774	$36.92222	635
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98649	$10.72199	0
01/01/2011 to 12/31/2011	$10.72199	$10.52532	0
01/01/2012 to 12/31/2012	$10.52532	$11.77466	3,182
01/01/2013 to 12/31/2013	$11.77466	$15.63813	2,845
01/01/2014 to 12/31/2014	$15.63813	$15.66732	2,910
01/01/2015 to 12/31/2015	$15.66732	$14.51853	2,998
01/01/2016 to 12/31/2016	$14.51853	$15.20073	2,971
01/01/2017 to 12/31/2017	$15.20073	$17.47829	2,834
01/01/2018 to 12/31/2018	$17.47829	$15.56695	2,932
01/01/2019 to 12/31/2019	$15.56695	$19.34496	2,734
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86014	$11.53457	0
01/01/2011 to 12/31/2011	$11.53457	$9.68150	3,107
01/01/2012 to 12/31/2012	$9.68150	$9.89606	4,505
01/01/2013 to 12/31/2013	$9.89606	$11.26404	4,571
01/01/2014 to 12/31/2014	$11.26404	$10.18300	4,524
01/01/2015 to 12/31/2015	$10.18300	$8.11152	5,450
01/01/2016 to 12/31/2016	$8.11152	$9.97197	4,975
01/01/2017 to 12/31/2017	$9.97197	$10.85162	5,250
01/01/2018 to 12/31/2018	$10.85162	$8.92167	5,530
01/01/2019 to 12/31/2019	$8.92167	$10.28565	2,194

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98057	$10.36347	0
01/01/2011 to 12/31/2011	$10.36347	$10.64538	2,780
01/01/2012 to 12/31/2012	$10.64538	$11.05032	3,505
01/01/2013 to 12/31/2013	$11.05032	$10.49205	2,232
01/01/2014 to 12/31/2014	$10.49205	$10.40801	2,320
01/01/2015 to 12/31/2015	$10.40801	$9.79342	2,373
01/01/2016 to 12/31/2016	$9.79342	$10.08254	2,403
01/01/2017 to 12/31/2017	$10.08254	$10.14982	2,577
01/01/2018 to 12/31/2018	$10.14982	$10.21225	2,403
01/01/2019 to 12/31/2019	$10.21225	$10.23601	2,821
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98915	$11.55953	0
01/01/2011 to 12/31/2011	$11.55953	$11.01014	0
01/01/2012 to 12/31/2012	$11.01014	$12.86105	0
01/01/2013 to 12/31/2013	$12.86105	$16.80021	0
01/01/2014 to 12/31/2014	$16.80021	$19.05432	0
01/01/2015 to 12/31/2015	$19.05432	$17.55495	0
01/01/2016 to 12/31/2016	$17.55495	$19.74227	0
01/01/2017 to 12/31/2017	$19.74227	$23.08544	0
01/01/2018 to 12/31/2018	$23.08544	$19.00883	0
01/01/2019 to 12/31/2019	$19.00883	$22.34241	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99888	$8.85541	0
01/01/2012 to 12/31/2012	$8.85541	$9.69735	28,246
01/01/2013 to 12/31/2013	$9.69735	$11.52783	30,869
01/01/2014 to 12/31/2014	$11.52783	$11.99813	30,977
01/01/2015 to 12/31/2015	$11.99813	$11.76121	32,334
01/01/2016 to 12/31/2016	$11.76121	$12.35974	32,430
01/01/2017 to 12/31/2017	$12.35974	$13.85078	32,055
01/01/2018 to 12/31/2018	$13.85078	$12.97994	31,680
01/01/2019 to 12/31/2019	$12.97994	$15.43660	31,295
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99888	$10.45291	0
01/01/2011 to 12/31/2011	$10.45291	$10.93310	5,873
01/01/2012 to 12/31/2012	$10.93310	$11.63233	3,843
01/01/2013 to 12/31/2013	$11.63233	$11.30393	5,053
01/01/2014 to 12/31/2014	$11.30393	$11.95396	4,980
01/01/2015 to 12/31/2015	$11.95396	$11.93840	3,883
01/01/2016 to 12/31/2016	$11.93840	$12.38401	3,964
01/01/2017 to 12/31/2017	$12.38401	$12.98785	4,091
01/01/2018 to 12/31/2018	$12.98785	$12.52148	7,890
01/01/2019 to 12/31/2019	$12.52148	$13.87185	8,345
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03878	$11.05608	0
01/01/2011 to 12/31/2011	$11.05608	$11.66472	0
01/01/2012 to 12/31/2012	$11.66472	$12.75655	0
01/01/2013 to 12/31/2013	$12.75655	$16.16485	0
01/01/2014 to 12/31/2014	$16.16485	$17.57764	0
01/01/2015 to 12/31/2015	$17.57764	$18.06229	0
01/01/2016 to 12/31/2016	$18.06229	$18.45043	0
01/01/2017 to 12/31/2017	$18.45043	$20.94230	0
01/01/2018 to 12/31/2018	$20.94230	$17.60003	0
01/01/2019 to 12/31/2019	$17.60003	$21.97425	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02732	$11.25555	0
01/01/2011 to 12/31/2011	$11.25555	$11.71443	0
01/01/2012 to 12/31/2012	$11.71443	$14.10986	0
01/01/2013 to 12/31/2013	$14.10986	$19.46896	0
01/01/2014 to 12/31/2014	$19.46896	$21.59947	0
01/01/2015 to 12/31/2015	$21.59947	$22.30712	0
01/01/2016 to 12/31/2016	$22.30712	$22.92772	0
01/01/2017 to 12/31/2017	$22.92772	$26.77363	0
01/01/2018 to 12/31/2018	$26.77363	$26.57276	0
01/01/2019 to 12/31/2019	$26.57276	$32.67296	0
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98612	$10.22431	0
01/01/2011 to 12/31/2011	$10.22431	$8.69130	0
01/01/2012 to 12/31/2012	$8.69130	$10.69407	0
01/01/2013 to 12/31/2013	$10.69407	$13.93379	0
01/01/2014 to 12/31/2014	$13.93379	$15.52122	0
01/01/2015 to 12/31/2015	$15.52122	$15.08284	0
01/01/2016 to 12/31/2016	$15.08284	$17.15927	0
01/01/2017 to 12/31/2017	$17.15927	$20.00744	0
01/01/2018 to 12/31/2018	$20.00744	$17.67752	0
01/01/2019 to 12/31/2019	$17.67752	$22.71764	0
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04782	$9.87807	0
01/01/2011 to 12/31/2011	$9.87807	$10.73051	0
01/01/2012 to 12/31/2012	$10.73051	$12.42778	300
01/01/2013 to 12/31/2013	$12.42778	$17.13444	261
01/01/2014 to 12/31/2014	$17.13444	$20.90898	233
01/01/2015 to 12/31/2015	$20.90898	$21.66285	217
01/01/2016 to 12/31/2016	$21.66285	$20.50498	230
01/01/2017 to 12/31/2017	$20.50498	$24.46032	221
01/01/2018 to 12/31/2018	$24.46032	$25.19853	0
01/01/2019 to 12/31/2019	$25.19853	$29.67370	0
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00846	$11.43126	0
01/01/2011 to 12/31/2011	$11.43126	$11.07587	0
01/01/2012 to 12/31/2012	$11.07587	$12.65231	0
01/01/2013 to 12/31/2013	$12.65231	$17.24809	0
01/01/2014 to 12/31/2014	$17.24809	$17.96425	0
01/01/2015 to 12/31/2015	$17.96425	$17.11558	0
01/01/2016 to 12/31/2016	$17.11558	$19.84780	0
01/01/2017 to 12/31/2017	$19.84780	$23.96622	0
01/01/2018 to 12/31/2018	$23.96622	$20.62300	0
01/01/2019 to 12/31/2019	$20.62300	$26.54838	0
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98872	$10.96590	0
01/01/2011 to 12/31/2011	$10.96590	$11.15667	0
01/01/2012 to 12/31/2012	$11.15667	$12.40551	833
01/01/2013 to 12/31/2013	$12.40551	$15.99087	783
01/01/2014 to 12/31/2014	$15.99087	$17.81430	749
01/01/2015 to 12/31/2015	$17.81430	$18.23395	705
01/01/2016 to 12/31/2016	$18.23395	$18.89046	721
01/01/2017 to 12/31/2017	$18.89046	$23.34952	652
01/01/2018 to 12/31/2018	$23.34952	$22.60419	63
01/01/2019 to 12/31/2019	$22.60419	$28.74122	61

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01465	$10.69421	0
01/01/2011 to 12/31/2011	$10.69421	$10.41518	516
01/01/2012 to 12/31/2012	$10.41518	$11.85872	891
01/01/2013 to 12/31/2013	$11.85872	$15.19571	814
01/01/2014 to 12/31/2014	$15.19571	$16.56075	809
01/01/2015 to 12/31/2015	$16.56075	$15.56355	822
01/01/2016 to 12/31/2016	$15.56355	$17.72320	788
01/01/2017 to 12/31/2017	$17.72320	$19.83356	786
01/01/2018 to 12/31/2018	$19.83356	$17.48527	81
01/01/2019 to 12/31/2019	$17.48527	$22.38504	78
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97461	$11.73295	0
01/01/2011 to 12/31/2011	$11.73295	$11.23991	0
01/01/2012 to 12/31/2012	$11.23991	$12.79346	81
01/01/2013 to 12/31/2013	$12.79346	$16.47337	75
01/01/2014 to 12/31/2014	$16.47337	$17.20843	76
01/01/2015 to 12/31/2015	$17.20843	$17.02425	74
01/01/2016 to 12/31/2016	$17.02425	$18.95740	75
01/01/2017 to 12/31/2017	$18.95740	$22.12582	72
01/01/2018 to 12/31/2018	$22.12582	$19.21116	73
01/01/2019 to 12/31/2019	$19.21116	$23.54620	74
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98193	$11.10394	0
01/01/2011 to 12/31/2011	$11.10394	$10.52437	9,737
01/01/2012 to 12/31/2012	$10.52437	$12.10193	88
01/01/2013 to 12/31/2013	$12.10193	$15.77794	78
01/01/2014 to 12/31/2014	$15.77794	$17.15025	77
01/01/2015 to 12/31/2015	$17.15025	$15.52720	80
01/01/2016 to 12/31/2016	$15.52720	$19.04660	75
01/01/2017 to 12/31/2017	$19.04660	$20.78349	77
01/01/2018 to 12/31/2018	$20.78349	$17.77676	78
01/01/2019 to 12/31/2019	$17.77676	$21.75996	80
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96797	$11.56791	0
01/01/2011 to 12/31/2011	$11.56791	$11.95407	228
01/01/2012 to 12/31/2012	$11.95407	$13.81741	75
01/01/2013 to 12/31/2013	$13.81741	$13.64347	86
01/01/2014 to 12/31/2014	$13.64347	$16.82648	79
01/01/2015 to 12/31/2015	$16.82648	$16.65309	79
01/01/2016 to 12/31/2016	$16.65309	$17.36930	81
01/01/2017 to 12/31/2017	$17.36930	$18.51476	81
01/01/2018 to 12/31/2018	$18.51476	$17.22291	83
01/01/2019 to 12/31/2019	$17.22291	$21.53678	78
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97415	$11.69736	0
01/01/2011 to 12/31/2011	$11.69736	$11.68752	0
01/01/2012 to 12/31/2012	$11.68752	$12.96852	81
01/01/2013 to 12/31/2013	$12.96852	$17.96526	69
01/01/2014 to 12/31/2014	$17.96526	$18.10781	73
01/01/2015 to 12/31/2015	$18.10781	$18.07289	70
01/01/2016 to 12/31/2016	$18.07289	$21.43719	68
01/01/2017 to 12/31/2017	$21.43719	$23.89139	67
01/01/2018 to 12/31/2018	$23.89139	$22.21244	63
01/01/2019 to 12/31/2019	$22.21244	$26.10152	68

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.97980	$11.06374	0
01/01/2011 to 12/31/2011	$11.06374	$10.46683	0
01/01/2012 to 12/31/2012	$10.46683	$11.99358	89
01/01/2013 to 12/31/2013	$11.99358	$16.28927	77
01/01/2014 to 12/31/2014	$16.28927	$17.00371	78
01/01/2015 to 12/31/2015	$17.00371	$15.38560	81
01/01/2016 to 12/31/2016	$15.38560	$19.54615	74
01/01/2017 to 12/31/2017	$19.54615	$21.15560	76
01/01/2018 to 12/31/2018	$21.15560	$17.90181	76
01/01/2019 to 12/31/2019	$17.90181	$21.64496	81
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04635	$12.18496	0
01/01/2011 to 12/31/2011	$12.18496	$12.24533	0
01/01/2012 to 12/31/2012	$12.24533	$14.07491	263
01/01/2013 to 12/31/2013	$14.07491	$15.56073	277
01/01/2014 to 12/31/2014	$15.56073	$15.43746	288
01/01/2015 to 12/31/2015	$15.43746	$15.46080	306
01/01/2016 to 12/31/2016	$15.46080	$18.55578	290
01/01/2017 to 12/31/2017	$18.55578	$17.91712	338
01/01/2018 to 12/31/2018	$17.91712	$15.00431	0
01/01/2019 to 12/31/2019	$15.00431	$16.98780	0
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03448	$10.79427	0
01/01/2011 to 12/31/2011	$10.79427	$12.51331	0
01/01/2012 to 12/31/2012	$12.51331	$12.36145	385
01/01/2013 to 12/31/2013	$12.36145	$13.81810	394
01/01/2014 to 12/31/2014	$13.81810	$17.16006	370
01/01/2015 to 12/31/2015	$17.16006	$15.84457	382
01/01/2016 to 12/31/2016	$15.84457	$17.98771	363
01/01/2017 to 12/31/2017	$17.98771	$19.63361	331
01/01/2018 to 12/31/2018	$19.63361	$19.92586	75
01/01/2019 to 12/31/2019	$19.92586	$24.15346	72
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT ADVISOR SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (1.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96801	$10.83006	0
01/01/2011 to 12/31/2011	$10.83006	$10.37887	0
01/01/2012 to 12/31/2012	$10.37887	$11.50190	0
01/01/2013 to 12/31/2013	$11.50190	$12.45304	0
01/01/2014 to 12/31/2014	$12.45304	$12.72821	0
01/01/2015 to 12/31/2015	$12.72821	$12.12751	0
01/01/2016 to 12/31/2016	$12.12751	$12.69639	0
01/01/2017 to 12/31/2017	$12.69639	$14.07324	0
01/01/2018 to 12/31/2018	$14.07324	$12.72678	0
01/01/2019 to 12/31/2019	$12.72678	$14.54119	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97870	$10.93619	0
01/01/2011 to 12/31/2011	$10.93619	$10.77902	0
01/01/2012 to 12/31/2012	$10.77902	$12.06013	0
01/01/2013 to 12/31/2013	$12.06013	$13.83902	0
01/01/2014 to 12/31/2014	$13.83902	$14.45669	0
01/01/2015 to 12/31/2015	$14.45669	$14.34690	0
01/01/2016 to 12/31/2016	$14.34690	$15.12871	0
01/01/2017 to 12/31/2017	$15.12871	$17.41594	0
01/01/2018 to 12/31/2018	$17.41594	$16.13535	0
01/01/2019 to 12/31/2019	$16.13535	$19.35774	0
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98778	$10.82212	0
01/01/2011 to 12/31/2011	$10.82212	$10.46108	0
01/01/2012 to 12/31/2012	$10.46108	$11.35774	0
01/01/2013 to 12/31/2013	$11.35774	$12.57257	0
01/01/2014 to 12/31/2014	$12.57257	$13.01383	0
01/01/2015 to 12/31/2015	$13.01383	$12.79084	0
01/01/2016 to 12/31/2016	$12.79084	$13.19931	0
01/01/2017 to 12/31/2017	$13.19931	$15.10470	0
01/01/2018 to 12/31/2018	$15.10470	$13.69425	0
01/01/2019 to 12/31/2019	$13.69425	$15.91520	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98897	$10.78821	0
01/01/2011 to 12/31/2011	$10.78821	$10.49213	0
01/01/2012 to 12/31/2012	$10.49213	$11.61808	0
01/01/2013 to 12/31/2013	$11.61808	$13.45655	0
01/01/2014 to 12/31/2014	$13.45655	$14.11202	0
01/01/2015 to 12/31/2015	$14.11202	$13.95947	0
01/01/2016 to 12/31/2016	$13.95947	$14.60918	0
01/01/2017 to 12/31/2017	$14.60918	$16.52723	0
01/01/2018 to 12/31/2018	$16.52723	$15.46689	0
01/01/2019 to 12/31/2019	$15.46689	$18.18382	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99872	$9.17315	0
01/01/2012 to 12/31/2012	$9.17315	$10.10507	0
01/01/2013 to 12/31/2013	$10.10507	$11.02813	0
01/01/2014 to 12/31/2014	$11.02813	$11.38867	0
01/01/2015 to 12/31/2015	$11.38867	$10.87580	0
01/01/2016 to 12/31/2016	$10.87580	$11.45282	0
01/01/2017 to 12/31/2017	$11.45282	$12.69770	0
01/01/2018 to 12/31/2018	$12.69770	$11.83999	0
01/01/2019 to 12/31/2019	$11.83999	$13.71039	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00814	$10.11488	0
01/01/2011 to 12/31/2011	$10.11488	$10.18216	0
01/01/2012 to 12/31/2012	$10.18216	$10.49467	0
01/01/2013 to 12/31/2013	$10.49467	$10.10729	0
01/01/2014 to 12/31/2014	$10.10729	$9.94108	0
01/01/2015 to 12/31/2015	$9.94108	$9.83439	0
01/01/2016 to 12/31/2016	$9.83439	$9.84095	0
01/01/2017 to 12/31/2017	$9.84095	$9.85431	0
01/01/2018 to 12/31/2018	$9.85431	$9.77284	0
01/01/2019 to 12/31/2019	$9.77284	$10.06599	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00706	$10.38848	0
01/01/2011 to 12/31/2011	$10.38848	$10.55282	0
01/01/2012 to 12/31/2012	$10.55282	$11.35758	0
01/01/2013 to 12/31/2013	$11.35758	$10.97608	0
01/01/2014 to 12/31/2014	$10.97608	$11.26320	0
01/01/2015 to 12/31/2015	$11.26320	$10.85488	0
01/01/2016 to 12/31/2016	$10.85488	$11.13872	0
01/01/2017 to 12/31/2017	$11.13872	$11.44481	0
01/01/2018 to 12/31/2018	$11.44481	$11.19203	0
01/01/2019 to 12/31/2019	$11.19203	$12.03504	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99872	$10.66704	0
01/01/2011 to 12/31/2011	$10.66704	$12.17930	0
01/01/2012 to 12/31/2012	$12.17930	$12.69287	0
01/01/2013 to 12/31/2013	$12.69287	$11.89247	0
01/01/2014 to 12/31/2014	$11.89247	$12.20743	0
01/01/2015 to 12/31/2015	$12.20743	$12.14694	0
01/01/2016 to 12/31/2016	$12.14694	$12.13188	0
01/01/2017 to 12/31/2017	$12.13188	$12.03502	0
01/01/2018 to 12/31/2018	$12.03502	$11.91439	0
01/01/2019 to 12/31/2019	$11.91439	$11.89421	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00954	$10.69797	0
01/01/2011 to 12/31/2011	$10.69797	$12.49931	0
01/01/2012 to 12/31/2012	$12.49931	$13.08297	0
01/01/2013 to 12/31/2013	$13.08297	$12.04088	0
01/01/2014 to 12/31/2014	$12.04088	$12.58437	0
01/01/2015 to 12/31/2015	$12.58437	$12.57847	0
01/01/2016 to 12/31/2016	$12.57847	$12.62611	0
01/01/2017 to 12/31/2017	$12.62611	$12.54102	0
01/01/2018 to 12/31/2018	$12.54102	$12.38138	0
01/01/2019 to 12/31/2019	$12.38138	$12.61595	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00847	$10.79994	0
01/01/2011 to 12/31/2011	$10.79994	$12.79118	0
01/01/2012 to 12/31/2012	$12.79118	$13.44822	0
01/01/2013 to 12/31/2013	$13.44822	$12.31293	0
01/01/2014 to 12/31/2014	$12.31293	$13.05322	0
01/01/2015 to 12/31/2015	$13.05322	$13.08001	0
01/01/2016 to 12/31/2016	$13.08001	$13.13953	0
01/01/2017 to 12/31/2017	$13.13953	$13.14085	0
01/01/2018 to 12/31/2018	$13.14085	$12.94472	0
01/01/2019 to 12/31/2019	$12.94472	$13.39005	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99872	$12.05103	0
01/01/2012 to 12/31/2012	$12.05103	$12.55773	0
01/01/2013 to 12/31/2013	$12.55773	$11.15820	0
01/01/2014 to 12/31/2014	$11.15820	$12.12435	0
01/01/2015 to 12/31/2015	$12.12435	$12.18664	0
01/01/2016 to 12/31/2016	$12.18664	$12.21732	0
01/01/2017 to 12/31/2017	$12.21732	$12.21716	0
01/01/2018 to 12/31/2018	$12.21716	$12.00906	0
01/01/2019 to 12/31/2019	$12.00906	$12.51941	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99829	$10.42548	0
01/01/2013 to 12/31/2013	$10.42548	$9.21701	0
01/01/2014 to 12/31/2014	$9.21701	$10.21927	0
01/01/2015 to 12/31/2015	$10.21927	$10.33336	0
01/01/2016 to 12/31/2016	$10.33336	$10.36790	0
01/01/2017 to 12/31/2017	$10.36790	$10.38063	0
01/01/2018 to 12/31/2018	$10.38063	$10.19196	0
01/01/2019 to 12/31/2019	$10.19196	$10.68702	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99914	$8.77173	0
01/01/2014 to 12/31/2014	$8.77173	$9.89576	0
01/01/2015 to 12/31/2015	$9.89576	$10.01907	0
01/01/2016 to 12/31/2016	$10.01907	$10.05214	0
01/01/2017 to 12/31/2017	$10.05214	$10.06321	0
01/01/2018 to 12/31/2018	$10.06321	$9.84262	0
01/01/2019 to 12/31/2019	$9.84262	$10.46102	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99914	$11.33155	0
01/01/2015 to 12/31/2015	$11.33155	$11.37893	0
01/01/2016 to 12/31/2016	$11.37893	$11.47979	0
01/01/2017 to 12/31/2017	$11.47979	$11.50909	0
01/01/2018 to 12/31/2018	$11.50909	$11.24647	0
01/01/2019 to 12/31/2019	$11.24647	$12.03741	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99914	$9.96318	0
01/01/2016 to 12/31/2016	$9.96318	$10.01271	0
01/01/2017 to 12/31/2017	$10.01271	$10.09652	0
01/01/2018 to 12/31/2018	$10.09652	$9.83580	0
01/01/2019 to 12/31/2019	$9.83580	$10.65456	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99829	$9.90452	0
01/01/2017 to 12/31/2017	$9.90452	$10.01309	0
01/01/2018 to 12/31/2018	$10.01309	$9.73297	0
01/01/2019 to 12/31/2019	$9.73297	$10.60617	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99829	$10.06202	0
01/01/2018 to 12/31/2018	$10.06202	$9.70158	0
01/01/2019 to 12/31/2019	$9.70158	$10.65820	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99829	$9.68662	0
01/01/2019 to 12/31/2019	$9.68662	$10.70926	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99914	$11.26272	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97788	$10.86915	0
01/01/2011 to 12/31/2011	$10.86915	$10.44126	0
01/01/2012 to 12/31/2012	$10.44126	$11.68978	0
01/01/2013 to 12/31/2013	$11.68978	$14.11873	0
01/01/2014 to 12/31/2014	$14.11873	$14.87221	0
01/01/2015 to 12/31/2015	$14.87221	$14.71985	0
01/01/2016 to 12/31/2016	$14.71985	$15.48273	0
01/01/2017 to 12/31/2017	$15.48273	$17.97041	0
01/01/2018 to 12/31/2018	$17.97041	$16.59042	0
01/01/2019 to 12/31/2019	$16.59042	$19.96706	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99872	$11.67318	0
01/01/2014 to 12/31/2014	$11.67318	$13.05636	0
01/01/2015 to 12/31/2015	$13.05636	$12.39491	0
01/01/2016 to 12/31/2016	$12.39491	$14.02070	0
01/01/2017 to 12/31/2017	$14.02070	$16.34430	0
01/01/2018 to 12/31/2018	$16.34430	$15.32295	0
01/01/2019 to 12/31/2019	$15.32295	$19.76661	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97039	$11.58372	0
01/01/2011 to 12/31/2011	$11.58372	$10.82971	0
01/01/2012 to 12/31/2012	$10.82971	$13.51939	0
01/01/2013 to 12/31/2013	$13.51939	$13.88849	0
01/01/2014 to 12/31/2014	$13.88849	$15.57699	0
01/01/2015 to 12/31/2015	$15.57699	$15.32181	0
01/01/2016 to 12/31/2016	$15.32181	$15.21989	0
01/01/2017 to 12/31/2017	$15.21989	$16.61577	0
01/01/2018 to 12/31/2018	$16.61577	$15.58650	0
01/01/2019 to 12/31/2019	$15.58650	$19.20058	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96011	$11.82497	0
01/01/2011 to 12/31/2011	$11.82497	$12.40905	0
01/01/2012 to 12/31/2012	$12.40905	$14.09148	0
01/01/2013 to 12/31/2013	$14.09148	$14.30768	0
01/01/2014 to 12/31/2014	$14.30768	$18.44053	0
01/01/2015 to 12/31/2015	$18.44053	$19.03404	0
01/01/2016 to 12/31/2016	$19.03404	$19.64195	0
01/01/2017 to 12/31/2017	$19.64195	$20.54602	0
01/01/2018 to 12/31/2018	$20.54602	$19.26419	0
01/01/2019 to 12/31/2019	$19.26419	$24.88615	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97619	$11.05168	0
01/01/2011 to 12/31/2011	$11.05168	$10.71685	0
01/01/2012 to 12/31/2012	$10.71685	$11.67266	0
01/01/2013 to 12/31/2013	$11.67266	$13.18803	0
01/01/2014 to 12/31/2014	$13.18803	$13.39278	0
01/01/2015 to 12/31/2015	$13.39278	$13.31586	0
01/01/2016 to 12/31/2016	$13.31586	$13.66756	0
01/01/2017 to 12/31/2017	$13.66756	$15.67277	0
01/01/2018 to 12/31/2018	$15.67277	$14.23356	0
01/01/2019 to 12/31/2019	$14.23356	$16.81553	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98846	$10.73764	0
01/01/2011 to 12/31/2011	$10.73764	$10.51779	0
01/01/2012 to 12/31/2012	$10.51779	$11.40350	0
01/01/2013 to 12/31/2013	$11.40350	$12.32932	0
01/01/2014 to 12/31/2014	$12.32932	$12.62882	0
01/01/2015 to 12/31/2015	$12.62882	$12.31990	0
01/01/2016 to 12/31/2016	$12.31990	$12.76684	0
01/01/2017 to 12/31/2017	$12.76684	$14.11343	0
01/01/2018 to 12/31/2018	$14.11343	$12.91289	0
01/01/2019 to 12/31/2019	$12.91289	$14.74951	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96535	$11.52945	0
01/01/2011 to 12/31/2011	$11.52945	$11.49876	0
01/01/2012 to 12/31/2012	$11.49876	$13.09649	0
01/01/2013 to 12/31/2013	$13.09649	$17.89785	0
01/01/2014 to 12/31/2014	$17.89785	$18.88875	0
01/01/2015 to 12/31/2015	$18.88875	$17.57429	0
01/01/2016 to 12/31/2016	$17.57429	$21.50906	0
01/01/2017 to 12/31/2017	$21.50906	$23.75748	0
01/01/2018 to 12/31/2018	$23.75748	$20.09788	0
01/01/2019 to 12/31/2019	$20.09788	$24.26524	0
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99872	$9.87649	0
01/01/2011 to 12/31/2011	$9.87649	$9.72586	0
01/01/2012 to 12/31/2012	$9.72586	$9.57551	0
01/01/2013 to 12/31/2013	$9.57551	$9.42688	0
01/01/2014 to 12/31/2014	$9.42688	$9.28081	0
01/01/2015 to 12/31/2015	$9.28081	$9.13706	0
01/01/2016 to 12/31/2016	$9.13706	$8.99556	0
01/01/2017 to 12/31/2017	$8.99556	$8.88683	0
01/01/2018 to 12/31/2018	$8.88683	$8.86212	0
01/01/2019 to 12/31/2019	$8.86212	$8.87226	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98469	$10.79940	0
01/01/2011 to 12/31/2011	$10.79940	$10.96965	0
01/01/2012 to 12/31/2012	$10.96965	$12.29770	0
01/01/2013 to 12/31/2013	$12.29770	$12.97650	0
01/01/2014 to 12/31/2014	$12.97650	$13.10215	0
01/01/2015 to 12/31/2015	$13.10215	$12.43940	0
01/01/2016 to 12/31/2016	$12.43940	$14.13264	0
01/01/2017 to 12/31/2017	$14.13264	$14.95372	0
01/01/2018 to 12/31/2018	$14.95372	$14.42833	0
01/01/2019 to 12/31/2019	$14.42833	$16.37793	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99070	$10.65498	0
01/01/2011 to 12/31/2011	$10.65498	$10.05116	0
01/01/2012 to 12/31/2012	$10.05116	$11.56610	0
01/01/2013 to 12/31/2013	$11.56610	$15.92568	0
01/01/2014 to 12/31/2014	$15.92568	$17.83414	0
01/01/2015 to 12/31/2015	$17.83414	$16.18184	0
01/01/2016 to 12/31/2016	$16.18184	$19.09970	0
01/01/2017 to 12/31/2017	$19.09970	$22.41344	0
01/01/2018 to 12/31/2018	$22.41344	$18.94154	0
01/01/2019 to 12/31/2019	$18.94154	$24.15347	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92955	$11.29542	0
01/01/2011 to 12/31/2011	$11.29542	$9.68328	0
01/01/2012 to 12/31/2012	$9.68328	$11.47463	0
01/01/2013 to 12/31/2013	$11.47463	$13.44960	0
01/01/2014 to 12/31/2014	$13.44960	$12.50960	0
01/01/2015 to 12/31/2015	$12.50960	$12.70346	0
01/01/2016 to 12/31/2016	$12.70346	$12.03453	0
01/01/2017 to 12/31/2017	$12.03453	$16.04588	0
01/01/2018 to 12/31/2018	$16.04588	$13.69010	0
01/01/2019 to 12/31/2019	$13.69010	$17.80575	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92942	$10.83245	0
01/01/2011 to 12/31/2011	$10.83245	$9.32641	0
01/01/2012 to 12/31/2012	$9.32641	$10.71291	0
01/01/2013 to 12/31/2013	$10.71291	$12.60004	0
01/01/2014 to 12/31/2014	$12.60004	$11.57314	0
01/01/2015 to 12/31/2015	$11.57314	$11.48681	0
01/01/2016 to 12/31/2016	$11.48681	$11.37476	0
01/01/2017 to 12/31/2017	$11.37476	$13.75368	0
01/01/2018 to 12/31/2018	$13.75368	$11.35453	0
01/01/2019 to 12/31/2019	$11.35453	$13.41680	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97695	$10.90910	0
01/01/2011 to 12/31/2011	$10.90910	$10.67909	0
01/01/2012 to 12/31/2012	$10.67909	$11.94145	0
01/01/2013 to 12/31/2013	$11.94145	$13.67052	0
01/01/2014 to 12/31/2014	$13.67052	$14.31525	0
01/01/2015 to 12/31/2015	$14.31525	$13.94574	0
01/01/2016 to 12/31/2016	$13.94574	$14.44632	0
01/01/2017 to 12/31/2017	$14.44632	$16.63450	0
01/01/2018 to 12/31/2018	$16.63450	$15.16808	0
01/01/2019 to 12/31/2019	$15.16808	$17.83442	0
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92207	$10.59379	0
01/01/2011 to 12/31/2011	$10.59379	$9.47546	0
01/01/2012 to 12/31/2012	$9.47546	$11.37219	0
01/01/2013 to 12/31/2013	$11.37219	$12.91575	0
01/01/2014 to 12/31/2014	$12.91575	$11.90621	0
01/01/2015 to 12/31/2015	$11.90621	$11.39406	0
01/01/2016 to 12/31/2016	$11.39406	$11.43457	0
01/01/2017 to 12/31/2017	$11.43457	$14.59373	0
01/01/2018 to 12/31/2018	$14.59373	$11.85657	0
01/01/2019 to 12/31/2019	$11.85657	$14.85047	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99872	$10.62393	0
01/01/2011 to 12/31/2011	$10.62393	$10.48389	0
01/01/2012 to 12/31/2012	$10.48389	$11.42759	0
01/01/2013 to 12/31/2013	$11.42759	$12.49175	0
01/01/2014 to 12/31/2014	$12.49175	$12.96822	0
01/01/2015 to 12/31/2015	$12.96822	$12.74390	0
01/01/2016 to 12/31/2016	$12.74390	$13.02832	0
01/01/2017 to 12/31/2017	$13.02832	$14.38433	0
01/01/2018 to 12/31/2018	$14.38433	$13.43438	0
01/01/2019 to 12/31/2019	$13.43438	$15.15830	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97157	$10.81336	0
01/01/2011 to 12/31/2011	$10.81336	$10.71648	0
01/01/2012 to 12/31/2012	$10.71648	$12.15248	0
01/01/2013 to 12/31/2013	$12.15248	$16.33034	0
01/01/2014 to 12/31/2014	$16.33034	$17.60515	0
01/01/2015 to 12/31/2015	$17.60515	$19.17549	0
01/01/2016 to 12/31/2016	$19.17549	$18.60239	0
01/01/2017 to 12/31/2017	$18.60239	$24.87688	0
01/01/2018 to 12/31/2018	$24.87688	$24.09464	0
01/01/2019 to 12/31/2019	$24.09464	$31.45498	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99282	$11.34431	0
01/01/2011 to 12/31/2011	$11.34431	$11.06660	0
01/01/2012 to 12/31/2012	$11.06660	$12.23126	0
01/01/2013 to 12/31/2013	$12.23126	$16.45036	0
01/01/2014 to 12/31/2014	$16.45036	$17.91043	0
01/01/2015 to 12/31/2015	$17.91043	$19.40882	0
01/01/2016 to 12/31/2016	$19.40882	$20.17409	0
01/01/2017 to 12/31/2017	$20.17409	$26.41458	0
01/01/2018 to 12/31/2018	$26.41458	$25.30395	0
01/01/2019 to 12/31/2019	$25.30395	$32.79151	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98785	$10.93228	0
01/01/2011 to 12/31/2011	$10.93228	$10.42591	0
01/01/2012 to 12/31/2012	$10.42591	$12.63293	0
01/01/2013 to 12/31/2013	$12.63293	$15.87405	0
01/01/2014 to 12/31/2014	$15.87405	$16.19536	0
01/01/2015 to 12/31/2015	$16.19536	$15.71066	0
01/01/2016 to 12/31/2016	$15.71066	$16.56771	0
01/01/2017 to 12/31/2017	$16.56771	$20.20035	0
01/01/2018 to 12/31/2018	$20.20035	$17.98585	0
01/01/2019 to 12/31/2019	$17.98585	$23.01162	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99872	$10.33078	0
01/01/2013 to 12/31/2013	$10.33078	$12.09438	0
01/01/2014 to 12/31/2014	$12.09438	$12.51882	0
01/01/2015 to 12/31/2015	$12.51882	$12.17179	0
01/01/2016 to 12/31/2016	$12.17179	$12.50136	0
01/01/2017 to 12/31/2017	$12.50136	$14.33793	0
01/01/2018 to 12/31/2018	$14.33793	$12.94649	0
01/01/2019 to 12/31/2019	$12.94649	$15.64718	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99872	$10.90783	0
01/01/2011 to 12/31/2011	$10.90783	$10.67520	0
01/01/2012 to 12/31/2012	$10.67520	$12.30498	0
01/01/2013 to 12/31/2013	$12.30498	$16.56112	0
01/01/2014 to 12/31/2014	$16.56112	$17.72458	0
01/01/2015 to 12/31/2015	$17.72458	$18.71127	0
01/01/2016 to 12/31/2016	$18.71127	$18.77395	0
01/01/2017 to 12/31/2017	$18.77395	$24.15960	0
01/01/2018 to 12/31/2018	$24.15960	$24.29443	0
01/01/2019 to 12/31/2019	$24.29443	$32.95388	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99872	$10.20064	0
01/01/2013 to 12/31/2013	$10.20064	$13.50766	0
01/01/2014 to 12/31/2014	$13.50766	$14.65708	0
01/01/2015 to 12/31/2015	$14.65708	$14.32556	0
01/01/2016 to 12/31/2016	$14.32556	$16.00033	0
01/01/2017 to 12/31/2017	$16.00033	$18.48448	0
01/01/2018 to 12/31/2018	$18.48448	$16.34944	0
01/01/2019 to 12/31/2019	$16.34944	$20.81981	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02004	$11.45419	0
01/01/2011 to 12/31/2011	$11.45419	$10.94114	0
01/01/2012 to 12/31/2012	$10.94114	$12.88407	0
01/01/2013 to 12/31/2013	$12.88407	$16.76773	0
01/01/2014 to 12/31/2014	$16.76773	$18.41079	0
01/01/2015 to 12/31/2015	$18.41079	$17.09496	0
01/01/2016 to 12/31/2016	$17.09496	$17.10726	0
01/01/2017 to 12/31/2017	$17.10726	$21.40568	0
01/01/2018 to 12/31/2018	$21.40568	$20.15569	0
01/01/2019 to 12/31/2019	$20.15569	$25.82720	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99127	$11.27254	0
01/01/2011 to 12/31/2011	$11.27254	$10.82229	0
01/01/2012 to 12/31/2012	$10.82229	$12.47926	0
01/01/2013 to 12/31/2013	$12.47926	$17.44688	0
01/01/2014 to 12/31/2014	$17.44688	$19.62421	0
01/01/2015 to 12/31/2015	$19.62421	$18.23094	0
01/01/2016 to 12/31/2016	$18.23094	$21.22102	0
01/01/2017 to 12/31/2017	$21.22102	$23.77383	0
01/01/2018 to 12/31/2018	$23.77383	$19.55494	0
01/01/2019 to 12/31/2019	$19.55494	$23.29759	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93919	$11.71470	0
01/01/2011 to 12/31/2011	$11.71470	$9.19541	0
01/01/2012 to 12/31/2012	$9.19541	$10.67589	0
01/01/2013 to 12/31/2013	$10.67589	$10.53387	0
01/01/2014 to 12/31/2014	$10.53387	$9.88493	0
01/01/2015 to 12/31/2015	$9.88493	$8.10388	0
01/01/2016 to 12/31/2016	$8.10388	$8.96481	0
01/01/2017 to 12/31/2017	$8.96481	$11.15440	0
01/01/2018 to 12/31/2018	$11.15440	$9.43819	0
01/01/2019 to 12/31/2019	$9.43819	$10.53231	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98968	$10.63280	0
01/01/2011 to 12/31/2011	$10.63280	$10.57239	0
01/01/2012 to 12/31/2012	$10.57239	$11.48809	0
01/01/2013 to 12/31/2013	$11.48809	$12.35185	0
01/01/2014 to 12/31/2014	$12.35185	$12.86264	0
01/01/2015 to 12/31/2015	$12.86264	$12.68150	0
01/01/2016 to 12/31/2016	$12.68150	$13.17510	0
01/01/2017 to 12/31/2017	$13.17510	$14.28546	0
01/01/2018 to 12/31/2018	$14.28546	$13.66350	0
01/01/2019 to 12/31/2019	$13.66350	$15.43443	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01864	$10.07242	0
01/01/2012 to 12/31/2012	$10.07242	$10.62108	0
01/01/2013 to 12/31/2013	$10.62108	$10.21460	0
01/01/2014 to 12/31/2014	$10.21460	$10.66578	0
01/01/2015 to 12/31/2015	$10.66578	$10.47236	0
01/01/2016 to 12/31/2016	$10.47236	$10.74430	0
01/01/2017 to 12/31/2017	$10.74430	$11.17801	0
01/01/2018 to 12/31/2018	$11.17801	$10.91428	0
01/01/2019 to 12/31/2019	$10.91428	$11.79327	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96371	$11.54739	0
01/01/2011 to 12/31/2011	$11.54739	$10.66208	0
01/01/2012 to 12/31/2012	$10.66208	$11.85289	0
01/01/2013 to 12/31/2013	$11.85289	$13.65609	0
01/01/2014 to 12/31/2014	$13.65609	$14.68096	0
01/01/2015 to 12/31/2015	$14.68096	$14.36486	0
01/01/2016 to 12/31/2016	$14.36486	$15.57026	0
01/01/2017 to 12/31/2017	$15.57026	$17.79700	0
01/01/2018 to 12/31/2018	$17.79700	$16.18887	0
01/01/2019 to 12/31/2019	$16.18887	$18.99461	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99872	$10.92795	0
01/01/2011 to 12/31/2011	$10.92795	$11.13076	0
01/01/2012 to 12/31/2012	$11.13076	$13.01860	0
01/01/2013 to 12/31/2013	$13.01860	$16.97311	0
01/01/2014 to 12/31/2014	$16.97311	$19.58640	0
01/01/2015 to 12/31/2015	$19.58640	$19.87649	0
01/01/2016 to 12/31/2016	$19.87649	$22.47427	0
01/01/2017 to 12/31/2017	$22.47427	$27.05023	0
01/01/2018 to 12/31/2018	$27.05023	$24.44057	0
01/01/2019 to 12/31/2019	$24.44057	$29.94868	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99872	$8.90596	0
01/01/2012 to 12/31/2012	$8.90596	$9.92148	0
01/01/2013 to 12/31/2013	$9.92148	$11.95543	0
01/01/2014 to 12/31/2014	$11.95543	$12.53531	0
01/01/2015 to 12/31/2015	$12.53531	$12.35957	0
01/01/2016 to 12/31/2016	$12.35957	$12.93763	0
01/01/2017 to 12/31/2017	$12.93763	$15.05458	0
01/01/2018 to 12/31/2018	$15.05458	$13.85256	0
01/01/2019 to 12/31/2019	$13.85256	$16.52976	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97205	$12.19873	0
01/01/2011 to 12/31/2011	$12.19873	$10.43525	0
01/01/2012 to 12/31/2012	$10.43525	$12.33558	0
01/01/2013 to 12/31/2013	$12.33558	$17.10075	0
01/01/2014 to 12/31/2014	$17.10075	$17.66752	0
01/01/2015 to 12/31/2015	$17.66752	$17.62586	0
01/01/2016 to 12/31/2016	$17.62586	$18.68927	0
01/01/2017 to 12/31/2017	$18.68927	$23.49540	0
01/01/2018 to 12/31/2018	$23.49540	$20.62115	0
01/01/2019 to 12/31/2019	$20.62115	$27.70820	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96110	$12.66040	0
01/01/2011 to 12/31/2011	$12.66040	$12.34240	0
01/01/2012 to 12/31/2012	$12.34240	$13.63036	0
01/01/2013 to 12/31/2013	$13.63036	$18.13916	0
01/01/2014 to 12/31/2014	$18.13916	$18.54003	0
01/01/2015 to 12/31/2015	$18.54003	$18.39607	0
01/01/2016 to 12/31/2016	$18.39607	$20.29869	0
01/01/2017 to 12/31/2017	$20.29869	$24.76443	0
01/01/2018 to 12/31/2018	$24.76443	$22.32970	0
01/01/2019 to 12/31/2019	$22.32970	$28.60511	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96453	$11.50590	0
01/01/2011 to 12/31/2011	$11.50590	$10.65082	0
01/01/2012 to 12/31/2012	$10.65082	$12.38985	0
01/01/2013 to 12/31/2013	$12.38985	$16.76002	0
01/01/2014 to 12/31/2014	$16.76002	$17.36948	0
01/01/2015 to 12/31/2015	$17.36948	$16.36331	0
01/01/2016 to 12/31/2016	$16.36331	$20.81498	0
01/01/2017 to 12/31/2017	$20.81498	$21.99883	0
01/01/2018 to 12/31/2018	$21.99883	$17.95808	0
01/01/2019 to 12/31/2019	$17.95808	$21.56564	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99241	$10.72920	0
01/01/2011 to 12/31/2011	$10.72920	$10.77267	0
01/01/2012 to 12/31/2012	$10.77267	$12.03687	0
01/01/2013 to 12/31/2013	$12.03687	$13.84512	0
01/01/2014 to 12/31/2014	$13.84512	$14.43195	0
01/01/2015 to 12/31/2015	$14.43195	$14.21424	0
01/01/2016 to 12/31/2016	$14.21424	$15.05022	0
01/01/2017 to 12/31/2017	$15.05022	$17.10047	0
01/01/2018 to 12/31/2018	$17.10047	$15.93717	0
01/01/2019 to 12/31/2019	$15.93717	$18.96064	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97129	$11.17478	0
01/01/2011 to 12/31/2011	$11.17478	$10.81531	0
01/01/2012 to 12/31/2012	$10.81531	$12.51952	0
01/01/2013 to 12/31/2013	$12.51952	$17.75193	0
01/01/2014 to 12/31/2014	$17.75193	$18.93530	0
01/01/2015 to 12/31/2015	$18.93530	$20.42839	0
01/01/2016 to 12/31/2016	$20.42839	$20.65507	0
01/01/2017 to 12/31/2017	$20.65507	$28.04018	0
01/01/2018 to 12/31/2018	$28.04018	$28.67053	0
01/01/2019 to 12/31/2019	$28.67053	$36.19450	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98632	$10.70454	0
01/01/2011 to 12/31/2011	$10.70454	$10.48691	0
01/01/2012 to 12/31/2012	$10.48691	$11.70777	0
01/01/2013 to 12/31/2013	$11.70777	$15.51777	0
01/01/2014 to 12/31/2014	$15.51777	$15.51535	0
01/01/2015 to 12/31/2015	$15.51535	$14.34863	0
01/01/2016 to 12/31/2016	$14.34863	$14.99238	0
01/01/2017 to 12/31/2017	$14.99238	$17.20379	0
01/01/2018 to 12/31/2018	$17.20379	$15.29117	0
01/01/2019 to 12/31/2019	$15.29117	$18.96371	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85997	$11.51568	0
01/01/2011 to 12/31/2011	$11.51568	$9.64600	0
01/01/2012 to 12/31/2012	$9.64600	$9.83972	0
01/01/2013 to 12/31/2013	$9.83972	$11.17722	0
01/01/2014 to 12/31/2014	$11.17722	$10.08394	0
01/01/2015 to 12/31/2015	$10.08394	$8.01629	0
01/01/2016 to 12/31/2016	$8.01629	$9.83507	0
01/01/2017 to 12/31/2017	$9.83507	$10.68107	0
01/01/2018 to 12/31/2018	$10.68107	$8.76351	0
01/01/2019 to 12/31/2019	$8.76351	$10.08275	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98040	$10.34648	0
01/01/2011 to 12/31/2011	$10.34648	$10.60636	0
01/01/2012 to 12/31/2012	$10.60636	$10.98741	0
01/01/2013 to 12/31/2013	$10.98741	$10.41107	0
01/01/2014 to 12/31/2014	$10.41107	$10.30674	0
01/01/2015 to 12/31/2015	$10.30674	$9.67848	0
01/01/2016 to 12/31/2016	$9.67848	$9.94404	0
01/01/2017 to 12/31/2017	$9.94404	$9.99019	0
01/01/2018 to 12/31/2018	$9.99019	$10.03107	0
01/01/2019 to 12/31/2019	$10.03107	$10.03396	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98898	$11.54064	0
01/01/2011 to 12/31/2011	$11.54064	$10.96975	0
01/01/2012 to 12/31/2012	$10.96975	$12.78777	0
01/01/2013 to 12/31/2013	$12.78777	$16.67049	0
01/01/2014 to 12/31/2014	$16.67049	$18.86897	0
01/01/2015 to 12/31/2015	$18.86897	$17.34887	0
01/01/2016 to 12/31/2016	$17.34887	$19.47100	0
01/01/2017 to 12/31/2017	$19.47100	$22.72228	0
01/01/2018 to 12/31/2018	$22.72228	$18.67159	0
01/01/2019 to 12/31/2019	$18.67159	$21.90148	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99872	$8.84345	0
01/01/2012 to 12/31/2012	$8.84345	$9.66456	0
01/01/2013 to 12/31/2013	$9.66456	$11.46554	0
01/01/2014 to 12/31/2014	$11.46554	$11.90913	0
01/01/2015 to 12/31/2015	$11.90913	$11.65045	0
01/01/2016 to 12/31/2016	$11.65045	$12.21862	0
01/01/2017 to 12/31/2017	$12.21862	$13.66490	0
01/01/2018 to 12/31/2018	$13.66490	$12.77969	0
01/01/2019 to 12/31/2019	$12.77969	$15.16765	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99872	$10.43588	0
01/01/2011 to 12/31/2011	$10.43588	$10.89333	0
01/01/2012 to 12/31/2012	$10.89333	$11.56644	0
01/01/2013 to 12/31/2013	$11.56644	$11.21717	0
01/01/2014 to 12/31/2014	$11.21717	$11.83811	0
01/01/2015 to 12/31/2015	$11.83811	$11.79873	0
01/01/2016 to 12/31/2016	$11.79873	$12.21446	0
01/01/2017 to 12/31/2017	$12.21446	$12.78405	0
01/01/2018 to 12/31/2018	$12.78405	$12.29984	0
01/01/2019 to 12/31/2019	$12.29984	$13.59869	0
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03861	$11.03801	0
01/01/2011 to 12/31/2011	$11.03801	$11.62200	0
01/01/2012 to 12/31/2012	$11.62200	$12.68401	0
01/01/2013 to 12/31/2013	$12.68401	$16.04043	0
01/01/2014 to 12/31/2014	$16.04043	$17.40696	0
01/01/2015 to 12/31/2015	$17.40696	$17.85057	0
01/01/2016 to 12/31/2016	$17.85057	$18.19733	0
01/01/2017 to 12/31/2017	$18.19733	$20.61325	0
01/01/2018 to 12/31/2018	$20.61325	$17.28824	0
01/01/2019 to 12/31/2019	$17.28824	$21.54120	0
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02716	$11.23714	0
01/01/2011 to 12/31/2011	$11.23714	$11.67164	0
01/01/2012 to 12/31/2012	$11.67164	$14.02974	0
01/01/2013 to 12/31/2013	$14.02974	$19.31921	0
01/01/2014 to 12/31/2014	$19.31921	$21.38981	0
01/01/2015 to 12/31/2015	$21.38981	$22.04579	0
01/01/2016 to 12/31/2016	$22.04579	$22.61343	0
01/01/2017 to 12/31/2017	$22.61343	$26.35324	0
01/01/2018 to 12/31/2018	$26.35324	$26.10211	0
01/01/2019 to 12/31/2019	$26.10211	$32.02921	0
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98595	$10.20757	0
01/01/2011 to 12/31/2011	$10.20757	$8.65952	0
01/01/2012 to 12/31/2012	$8.65952	$10.63338	0
01/01/2013 to 12/31/2013	$10.63338	$13.82667	0
01/01/2014 to 12/31/2014	$13.82667	$15.37063	0
01/01/2015 to 12/31/2015	$15.37063	$14.90621	0
01/01/2016 to 12/31/2016	$14.90621	$16.92407	0
01/01/2017 to 12/31/2017	$16.92407	$19.69321	0
01/01/2018 to 12/31/2018	$19.69321	$17.36443	0
01/01/2019 to 12/31/2019	$17.36443	$22.27015	0
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04765	$9.86192	0
01/01/2011 to 12/31/2011	$9.86192	$10.69120	0
01/01/2012 to 12/31/2012	$10.69120	$12.35718	0
01/01/2013 to 12/31/2013	$12.35718	$17.00258	0
01/01/2014 to 12/31/2014	$17.00258	$20.70598	0
01/01/2015 to 12/31/2015	$20.70598	$21.40911	0
01/01/2016 to 12/31/2016	$21.40911	$20.22390	0
01/01/2017 to 12/31/2017	$20.22390	$24.07625	0
01/01/2018 to 12/31/2018	$24.07625	$24.75234	0
01/01/2019 to 12/31/2019	$24.75234	$29.08922	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00829	$11.41249	0
01/01/2011 to 12/31/2011	$11.41249	$11.03529	0
01/01/2012 to 12/31/2012	$11.03529	$12.58034	0
01/01/2013 to 12/31/2013	$12.58034	$17.11531	0
01/01/2014 to 12/31/2014	$17.11531	$17.78982	0
01/01/2015 to 12/31/2015	$17.78982	$16.91500	0
01/01/2016 to 12/31/2016	$16.91500	$19.57558	0
01/01/2017 to 12/31/2017	$19.57558	$23.58979	0
01/01/2018 to 12/31/2018	$23.58979	$20.25772	0
01/01/2019 to 12/31/2019	$20.25772	$26.02520	0
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98855	$10.94807	0
01/01/2011 to 12/31/2011	$10.94807	$11.11603	0
01/01/2012 to 12/31/2012	$11.11603	$12.33521	0
01/01/2013 to 12/31/2013	$12.33521	$15.86803	0
01/01/2014 to 12/31/2014	$15.86803	$17.64163	0
01/01/2015 to 12/31/2015	$17.64163	$18.02070	0
01/01/2016 to 12/31/2016	$18.02070	$18.63182	0
01/01/2017 to 12/31/2017	$18.63182	$22.98343	0
01/01/2018 to 12/31/2018	$22.98343	$22.20439	0
01/01/2019 to 12/31/2019	$22.20439	$28.17572	0
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01448	$10.67678	0
01/01/2011 to 12/31/2011	$10.67678	$10.37700	0
01/01/2012 to 12/31/2012	$10.37700	$11.79127	0
01/01/2013 to 12/31/2013	$11.79127	$15.07869	0
01/01/2014 to 12/31/2014	$15.07869	$16.39998	0
01/01/2015 to 12/31/2015	$16.39998	$15.38119	0
01/01/2016 to 12/31/2016	$15.38119	$17.48009	0
01/01/2017 to 12/31/2017	$17.48009	$19.52193	0
01/01/2018 to 12/31/2018	$19.52193	$17.17530	0
01/01/2019 to 12/31/2019	$17.17530	$21.94348	0
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97444	$11.71383	0
01/01/2011 to 12/31/2011	$11.71383	$11.19877	0
01/01/2012 to 12/31/2012	$11.19877	$12.72056	0
01/01/2013 to 12/31/2013	$12.72056	$16.34622	0
01/01/2014 to 12/31/2014	$16.34622	$17.04100	0
01/01/2015 to 12/31/2015	$17.04100	$16.82444	0
01/01/2016 to 12/31/2016	$16.82444	$18.69705	0
01/01/2017 to 12/31/2017	$18.69705	$21.77784	0
01/01/2018 to 12/31/2018	$21.77784	$18.87044	0
01/01/2019 to 12/31/2019	$18.87044	$23.08177	0
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98176	$11.08583	0
01/01/2011 to 12/31/2011	$11.08583	$10.48597	0
01/01/2012 to 12/31/2012	$10.48597	$12.03322	0
01/01/2013 to 12/31/2013	$12.03322	$15.65661	0
01/01/2014 to 12/31/2014	$15.65661	$16.98392	0
01/01/2015 to 12/31/2015	$16.98392	$15.34548	0
01/01/2016 to 12/31/2016	$15.34548	$18.78575	0
01/01/2017 to 12/31/2017	$18.78575	$20.45729	0
01/01/2018 to 12/31/2018	$20.45729	$17.46203	0
01/01/2019 to 12/31/2019	$17.46203	$21.33147	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96781	$11.54906	0
01/01/2011 to 12/31/2011	$11.54906	$11.91048	0
01/01/2012 to 12/31/2012	$11.91048	$13.73909	0
01/01/2013 to 12/31/2013	$13.73909	$13.53864	0
01/01/2014 to 12/31/2014	$13.53864	$16.66327	0
01/01/2015 to 12/31/2015	$16.66327	$16.45819	0
01/01/2016 to 12/31/2016	$16.45819	$17.13128	0
01/01/2017 to 12/31/2017	$17.13128	$18.22413	0
01/01/2018 to 12/31/2018	$18.22413	$16.91803	0
01/01/2019 to 12/31/2019	$16.91803	$21.11264	0
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97398	$11.67823	0
01/01/2011 to 12/31/2011	$11.67823	$11.64477	0
01/01/2012 to 12/31/2012	$11.64477	$12.89491	0
01/01/2013 to 12/31/2013	$12.89491	$17.82707	0
01/01/2014 to 12/31/2014	$17.82707	$17.93212	0
01/01/2015 to 12/31/2015	$17.93212	$17.86121	0
01/01/2016 to 12/31/2016	$17.86121	$21.14323	0
01/01/2017 to 12/31/2017	$21.14323	$23.51610	0
01/01/2018 to 12/31/2018	$23.51610	$21.81890	0
01/01/2019 to 12/31/2019	$21.81890	$25.58722	0
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.97963	$11.04567	0
01/01/2011 to 12/31/2011	$11.04567	$10.42854	0
01/01/2012 to 12/31/2012	$10.42854	$11.92528	0
01/01/2013 to 12/31/2013	$11.92528	$16.16371	0
01/01/2014 to 12/31/2014	$16.16371	$16.83844	0
01/01/2015 to 12/31/2015	$16.83844	$15.20513	0
01/01/2016 to 12/31/2016	$15.20513	$19.27780	0
01/01/2017 to 12/31/2017	$19.27780	$20.82299	0
01/01/2018 to 12/31/2018	$20.82299	$17.58445	0
01/01/2019 to 12/31/2019	$17.58445	$21.21807	0
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04618	$12.16509	0
01/01/2011 to 12/31/2011	$12.16509	$12.20059	0
01/01/2012 to 12/31/2012	$12.20059	$13.99506	0
01/01/2013 to 12/31/2013	$13.99506	$15.44107	0
01/01/2014 to 12/31/2014	$15.44107	$15.28780	0
01/01/2015 to 12/31/2015	$15.28780	$15.27982	0
01/01/2016 to 12/31/2016	$15.27982	$18.30150	0
01/01/2017 to 12/31/2017	$18.30150	$17.63593	0
01/01/2018 to 12/31/2018	$17.63593	$14.73875	0
01/01/2019 to 12/31/2019	$14.73875	$16.65331	0
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03432	$10.77660	0
01/01/2011 to 12/31/2011	$10.77660	$12.46761	0
01/01/2012 to 12/31/2012	$12.46761	$12.29128	0
01/01/2013 to 12/31/2013	$12.29128	$13.71177	0
01/01/2014 to 12/31/2014	$13.71177	$16.99349	0
01/01/2015 to 12/31/2015	$16.99349	$15.65894	0
01/01/2016 to 12/31/2016	$15.65894	$17.74112	0
01/01/2017 to 12/31/2017	$17.74112	$19.32528	0
01/01/2018 to 12/31/2018	$19.32528	$19.57289	0
01/01/2019 to 12/31/2019	$19.57289	$23.67742	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT ADVISOR SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.21158	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697
01/01/2016 to 12/31/2016	$11.58176	$12.19380	296,022
01/01/2017 to 12/31/2017	$12.19380	$13.59275	280,237
01/01/2018 to 12/31/2018	$13.59275	$12.36263	241,676
01/01/2019 to 12/31/2019	$12.36263	$14.20530	238,428
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.62166	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753
01/01/2016 to 12/31/2016	$14.29579	$15.16031	258,359
01/01/2017 to 12/31/2017	$15.16031	$17.55127	276,330
01/01/2018 to 12/31/2018	$17.55127	$16.35373	293,477
01/01/2019 to 12/31/2019	$16.35373	$19.73136	269,061
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.17833	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169
01/01/2016 to 12/31/2016	$12.14719	$12.60617	100,956
01/01/2017 to 12/31/2017	$12.60617	$14.50774	139,717
01/01/2018 to 12/31/2018	$14.50774	$13.22832	137,096
01/01/2019 to 12/31/2019	$13.22832	$15.46111	147,025
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.59345	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212
01/01/2016 to 12/31/2016	$13.85466	$14.58164	1,373,384
01/01/2017 to 12/31/2017	$14.58164	$16.58958	1,583,679
01/01/2018 to 12/31/2018	$16.58958	$15.61408	1,661,615
01/01/2019 to 12/31/2019	$15.61408	$18.46124	1,774,057

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$11.59596	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573
01/01/2016 to 12/31/2016	$11.77554	$11.85025	101,282
01/01/2017 to 12/31/2017	$11.85025	$11.93304	177,391
01/01/2018 to 12/31/2018	$11.93304	$11.90270	280,925
01/01/2019 to 12/31/2019	$11.90270	$12.32937	290,821
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$12.05882	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560
01/01/2016 to 12/31/2016	$13.51743	$13.94960	163,286
01/01/2017 to 12/31/2017	$13.94960	$14.41424	156,940
01/01/2018 to 12/31/2018	$14.41424	$14.17661	155,240
01/01/2019 to 12/31/2019	$14.17661	$15.33112	170,125
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.02993	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131
01/01/2016 to 12/31/2016	$13.76649	$14.56220	531,059
01/01/2017 to 12/31/2017	$14.56220	$16.99771	642,736
01/01/2018 to 12/31/2018	$16.99771	$15.78215	717,176
01/01/2019 to 12/31/2019	$15.78215	$19.10225	788,216
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$8.36448	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943
01/01/2016 to 12/31/2016	$13.28358	$13.26990	23,866
01/01/2017 to 12/31/2017	$13.26990	$14.56915	23,573
01/01/2018 to 12/31/2018	$14.56915	$13.74481	23,009
01/01/2019 to 12/31/2019	$13.74481	$17.02803	24,798
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$7.01097	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429
01/01/2016 to 12/31/2016	$13.84584	$14.36896	61,695
01/01/2017 to 12/31/2017	$14.36896	$15.11555	58,323
01/01/2018 to 12/31/2018	$15.11555	$14.25356	59,512
01/01/2019 to 12/31/2019	$14.25356	$18.51789	60,285

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$8.71680	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869
01/01/2016 to 12/31/2016	$12.02372	$12.41117	191,548
01/01/2017 to 12/31/2017	$12.41117	$14.31272	207,742
01/01/2018 to 12/31/2018	$14.31272	$13.07285	192,111
01/01/2019 to 12/31/2019	$13.07285	$15.53206	198,626
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.56227	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646
01/01/2016 to 12/31/2016	$12.18843	$12.70214	98,929
01/01/2017 to 12/31/2017	$12.70214	$14.12146	96,526
01/01/2018 to 12/31/2018	$14.12146	$12.99418	83,476
01/01/2019 to 12/31/2019	$12.99418	$14.92684	85,776
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$10.39331	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415
01/01/2016 to 12/31/2016	$18.94153	$23.31383	35,607
01/01/2017 to 12/31/2017	$23.31383	$25.89693	38,501
01/01/2018 to 12/31/2018	$25.89693	$22.03326	44,443
01/01/2019 to 12/31/2019	$22.03326	$26.75324	46,090
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$10.35524	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947
01/01/2016 to 12/31/2016	$9.78032	$9.68399	281,767
01/01/2017 to 12/31/2017	$9.68399	$9.62117	396,090
01/01/2018 to 12/31/2018	$9.62117	$9.64920	275,729
01/01/2019 to 12/31/2019	$9.64920	$9.71522	182,453
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$10.19862	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541
01/01/2016 to 12/31/2016	$13.13027	$15.00201	109,170
01/01/2017 to 12/31/2017	$15.00201	$15.96360	109,039
01/01/2018 to 12/31/2018	$15.96360	$15.49079	124,974
01/01/2019 to 12/31/2019	$15.49079	$17.68393	125,024

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.05289	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990
01/01/2016 to 12/31/2016	$11.80525	$14.01298	61,709
01/01/2017 to 12/31/2017	$14.01298	$16.53743	85,467
01/01/2018 to 12/31/2018	$16.53743	$14.05575	103,948
01/01/2019 to 12/31/2019	$14.05575	$18.02518	107,832
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$7.89173	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369
01/01/2016 to 12/31/2016	$10.43383	$9.94030	16,568
01/01/2017 to 12/31/2017	$9.94030	$13.32866	20,148
01/01/2018 to 12/31/2018	$13.32866	$11.43688	25,328
01/01/2019 to 12/31/2019	$11.43688	$14.95971	29,398
AST International Value Portfolio
03/15/2010 to 12/31/2010	$8.37612	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194
01/01/2016 to 12/31/2016	$10.01389	$9.97240	10,720
01/01/2017 to 12/31/2017	$9.97240	$12.12628	12,615
01/01/2018 to 12/31/2018	$12.12628	$10.06836	9,185
01/01/2019 to 12/31/2019	$10.06836	$11.96465	9,097
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.22779	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555
01/01/2016 to 12/31/2016	$13.32949	$13.88622	58,208
01/01/2017 to 12/31/2017	$13.88622	$16.08024	65,148
01/01/2018 to 12/31/2018	$16.08024	$14.74659	61,814
01/01/2019 to 12/31/2019	$14.74659	$17.43752	95,993
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$8.48153	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352
01/01/2016 to 12/31/2016	$10.06541	$10.15840	111,320
01/01/2017 to 12/31/2017	$10.15840	$13.03844	128,328
01/01/2018 to 12/31/2018	$13.03844	$10.65367	196,763
01/01/2019 to 12/31/2019	$10.65367	$13.41967	171,119

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.98079	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830
01/01/2016 to 12/31/2016	$13.14611	$13.51574	125,636
01/01/2017 to 12/31/2017	$13.51574	$15.00708	141,975
01/01/2018 to 12/31/2018	$15.00708	$14.09612	134,968
01/01/2019 to 12/31/2019	$14.09612	$15.99541	138,165
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.42072	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511
01/01/2016 to 12/31/2016	$20.70893	$20.20390	10,182
01/01/2017 to 12/31/2017	$20.20390	$27.17167	14,178
01/01/2018 to 12/31/2018	$27.17167	$26.46778	16,937
01/01/2019 to 12/31/2019	$26.46778	$34.74953	20,499
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$8.54885	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680
01/01/2016 to 12/31/2016	$17.15902	$17.93663	79,915
01/01/2017 to 12/31/2017	$17.93663	$23.61802	104,767
01/01/2018 to 12/31/2018	$23.61802	$22.75449	128,715
01/01/2019 to 12/31/2019	$22.75449	$29.65526	119,761
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.40326	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770
01/01/2016 to 12/31/2016	$15.28549	$16.21071	73,574
01/01/2017 to 12/31/2017	$16.21071	$19.87703	102,439
01/01/2018 to 12/31/2018	$19.87703	$17.79928	108,751
01/01/2019 to 12/31/2019	$17.79928	$22.90247	107,745
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806
01/01/2016 to 12/31/2016	$12.42824	$12.83725	25,969
01/01/2017 to 12/31/2017	$12.83725	$14.80668	26,954
01/01/2018 to 12/31/2018	$14.80668	$13.44632	22,681
01/01/2019 to 12/31/2019	$13.44632	$16.34372	74,074

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.16894	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858
01/01/2016 to 12/31/2016	$17.73141	$17.89169	66,755
01/01/2017 to 12/31/2017	$17.89169	$23.15489	77,695
01/01/2018 to 12/31/2018	$23.15489	$23.41734	98,238
01/01/2019 to 12/31/2019	$23.41734	$31.94467	95,673
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.82378	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327
01/01/2016 to 12/31/2016	$19.08331	$19.20543	63,514
01/01/2017 to 12/31/2017	$19.20543	$24.16719	79,947
01/01/2018 to 12/31/2018	$24.16719	$22.88626	98,056
01/01/2019 to 12/31/2019	$22.88626	$29.49267	101,734
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.80555	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248
01/01/2016 to 12/31/2016	$16.60400	$19.43671	60,770
01/01/2017 to 12/31/2017	$19.43671	$21.89837	74,157
01/01/2018 to 12/31/2018	$21.89837	$18.11547	87,816
01/01/2019 to 12/31/2019	$18.11547	$21.70530	83,900
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.42481	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602
01/01/2016 to 12/31/2016	$7.94129	$8.83470	26,731
01/01/2017 to 12/31/2017	$8.83470	$11.05480	36,278
01/01/2018 to 12/31/2018	$11.05480	$9.40746	33,283
01/01/2019 to 12/31/2019	$9.40746	$10.55768	26,904
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$10.43492	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355
01/01/2016 to 12/31/2016	$13.68969	$14.30327	825,544
01/01/2017 to 12/31/2017	$14.30327	$15.59655	983,931
01/01/2018 to 12/31/2018	$15.59655	$15.00285	894,586
01/01/2019 to 12/31/2019	$15.00285	$17.04382	941,208

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$8.29398	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830
01/01/2016 to 12/31/2016	$12.35696	$13.46983	281,928
01/01/2017 to 12/31/2017	$13.46983	$15.48350	579,941
01/01/2018 to 12/31/2018	$15.48350	$14.16509	601,960
01/01/2019 to 12/31/2019	$14.16509	$16.71458	563,955
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$7.87538	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273
01/01/2016 to 12/31/2016	$16.17865	$18.39686	44,915
01/01/2017 to 12/31/2017	$18.39686	$22.26804	47,201
01/01/2018 to 12/31/2018	$22.26804	$20.23491	57,393
01/01/2019 to 12/31/2019	$20.23491	$24.93613	60,624
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053
01/01/2016 to 12/31/2016	$12.69136	$13.36031	201,968
01/01/2017 to 12/31/2017	$13.36031	$15.63441	221,992
01/01/2018 to 12/31/2018	$15.63441	$14.46842	278,782
01/01/2019 to 12/31/2019	$14.46842	$17.36278	179,321
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$8.47880	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778
01/01/2016 to 12/31/2016	$15.48715	$16.51462	32,216
01/01/2017 to 12/31/2017	$16.51462	$20.87920	46,248
01/01/2018 to 12/31/2018	$20.87920	$18.42985	62,800
01/01/2019 to 12/31/2019	$18.42985	$24.90454	65,318
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.44921	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680
01/01/2016 to 12/31/2016	$18.03357	$20.01168	20,627
01/01/2017 to 12/31/2017	$20.01168	$24.55270	24,216
01/01/2018 to 12/31/2018	$24.55270	$22.26553	15,944
01/01/2019 to 12/31/2019	$22.26553	$28.68509	21,046

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.88037	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694
01/01/2016 to 12/31/2016	$15.07015	$19.27868	20,881
01/01/2017 to 12/31/2017	$19.27868	$20.49063	31,112
01/01/2018 to 12/31/2018	$20.49063	$16.82275	44,188
01/01/2019 to 12/31/2019	$16.82275	$20.31714	38,704
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.76076	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547
01/01/2016 to 12/31/2016	$14.34890	$15.27883	843,845
01/01/2017 to 12/31/2017	$15.27883	$17.45860	944,414
01/01/2018 to 12/31/2018	$17.45860	$16.36414	1,089,691
01/01/2019 to 12/31/2019	$16.36414	$19.57926	1,092,615
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95669	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404
01/01/2016 to 12/31/2016	$21.08029	$21.43515	65,202
01/01/2017 to 12/31/2017	$21.43515	$29.26401	69,075
01/01/2018 to 12/31/2018	$29.26401	$30.09300	84,325
01/01/2019 to 12/31/2019	$30.09300	$38.20629	75,559
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.66254	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175
01/01/2016 to 12/31/2016	$11.37778	$11.95569	29,680
01/01/2017 to 12/31/2017	$11.95569	$13.79697	56,686
01/01/2018 to 12/31/2018	$13.79697	$12.33326	110,849
01/01/2019 to 12/31/2019	$12.33326	$15.38238	310,299
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$10.37662	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185
01/01/2016 to 12/31/2016	$8.71869	$10.75741	93,994
01/01/2017 to 12/31/2017	$10.75741	$11.74892	94,161
01/01/2018 to 12/31/2018	$11.74892	$9.69486	85,217
01/01/2019 to 12/31/2019	$9.69486	$11.21779	79,899

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$11.56742	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393
01/01/2016 to 12/31/2016	$11.59268	$11.97824	55,376
01/01/2017 to 12/31/2017	$11.97824	$12.10197	88,441
01/01/2018 to 12/31/2018	$12.10197	$12.22110	85,984
01/01/2019 to 12/31/2019	$12.22110	$12.29422	87,762
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.98190	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811
01/01/2016 to 12/31/2016	$16.12146	$18.19606	25,555
01/01/2017 to 12/31/2017	$18.19606	$21.35480	27,034
01/01/2018 to 12/31/2018	$21.35480	$17.64836	28,454
01/01/2019 to 12/31/2019	$17.64836	$20.81892	25,271
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.80618	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182
01/01/2016 to 12/31/2016	$11.73237	$12.37437	94,590
01/01/2017 to 12/31/2017	$12.37437	$13.91758	107,900
01/01/2018 to 12/31/2018	$13.91758	$13.09050	100,403
01/01/2019 to 12/31/2019	$13.09050	$15.62487	109,062
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$10.54632	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874
01/01/2016 to 12/31/2016	$12.86080	$13.38950	106,795
01/01/2017 to 12/31/2017	$13.38950	$14.09350	107,980
01/01/2018 to 12/31/2018	$14.09350	$13.63727	340,141
01/01/2019 to 12/31/2019	$13.63727	$15.16307	292,253
*Denotes the start date of these sub-accounts

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390
Net Assets	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

NET ASSETS, representing:
Accumulation units	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390
	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

Units outstanding	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012

Portfolio shares held	7,158,869	8,277,992	2,563,852	285,516	361,191
Portfolio net asset value per share	$10.00	$14.55	$63.18	$34.32	$31.40
Investment in portfolio shares, at cost	$71,588,693	$92,881,173	$70,393,309	$5,032,307	$5,706,425

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$1,412,787	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,085,000	1,713,547	2,278,436	134,725	160,893
NET INVESTMENT INCOME (LOSS)	327,787	(1,713,547)	(2,278,436)	(134,725)	(160,893)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,512,354	12,192,262	572,791	897,285
Net change in unrealized appreciation (depreciation) on investments	—	9,231,227	27,337,371	1,175,935	1,059,091
NET GAIN (LOSS) ON INVESTMENTS	—	12,743,581	39,529,633	1,748,726	1,956,376

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$327,787	$11,030,034	$37,251,197	$1,614,001	$1,795,483

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368
Net Assets	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

NET ASSETS, representing:
Accumulation units	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368
	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

Units outstanding	53,910,439	22,358,575	499,987	66,893,091	15,989,977

Portfolio shares held	5,600,702	21,422,451	95,922	4,510,778	1,290,006
Portfolio net asset value per share	$35.99	$5.77	$24.34	$74.24	$41.49
Investment in portfolio shares, at cost	$107,776,435	$112,604,768	$3,223,121	$192,386,077	$26,280,333

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,981,232	1,879,956	34,348	4,186,480	758,567
NET INVESTMENT INCOME (LOSS)	(2,981,232)	(1,879,956)	(34,348)	(4,186,480)	(758,567)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,087,713	697,562	(155,697)	19,105,496	3,199,788
Net change in unrealized appreciation (depreciation) on investments	33,173,852	18,184,113	409,323	59,736,743	10,237,410
NET GAIN (LOSS) ON INVESTMENTS	45,261,565	18,881,675	253,626	78,842,239	13,437,198

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$42,280,333	$17,001,719	$219,278	$74,655,759	$12,678,631

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392
Net Assets	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

NET ASSETS, representing:
Accumulation units	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392
	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

Units outstanding	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062

Portfolio shares held	3,586,874	1,489,634	1,133,875	2,004,287	1,815,176
Portfolio net asset value per share	$81.62	$43.03	$15.62	$27.13	$34.95
Investment in portfolio shares, at cost	$86,249,955	$34,664,999	$15,713,070	$45,816,226	$51,251,354

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$394,238	$1,231,695	$575,132

EXPENSES
Charges for mortality and expense risk, and
for administration	4,089,032	774,795	234,628	750,918	858,684
NET INVESTMENT INCOME (LOSS)	(4,089,032)	(774,795)	159,610	480,777	(283,552)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	703,235	3,217,037	6,989,396
Net realized gain (loss) on shares redeemed	28,900,530	3,885,545	159,877	1,335,530	1,873,590
Net change in unrealized appreciation (depreciation) on investments	50,987,314	7,894,375	2,828,399	6,723,102	6,076,927
NET GAIN (LOSS) ON INVESTMENTS	79,887,844	11,779,920	3,691,511	11,275,669	14,939,913

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$75,798,812	$11,005,125	$3,851,121	$11,756,446	$14,656,361

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223
Net Assets	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

NET ASSETS, representing:
Accumulation units	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223
	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

Units outstanding	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855

Portfolio shares held	1,321,292	1,505,862	574,636	1,109,335	1,924,763
Portfolio net asset value per share	$40.79	$33.29	$29.49	$59.40	$11.72
Investment in portfolio shares, at cost	$38,583,893	$48,048,816	$12,856,685	$35,109,568	$14,635,825

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$234,453	$898,736	$128,681	$—	$452,262

EXPENSES
Charges for mortality and expense risk, and
for administration	723,979	664,569	231,062	876,947	298,807
NET INVESTMENT INCOME (LOSS)	(489,526)	234,167	(102,381)	(876,947)	153,455

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,401,170	—	1,679,083	5,429,776	1,261,149
Net realized gain (loss) on shares redeemed	2,167,047	(412,289)	740,430	4,445,761	901,003
Net change in unrealized appreciation (depreciation) on investments	7,707,728	10,927,210	2,105,986	9,991,352	2,511,934
NET GAIN (LOSS) ON INVESTMENTS	15,275,945	10,514,921	4,525,499	19,866,889	4,674,086

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$14,786,419	$10,749,088	$4,423,118	$18,989,942	$4,827,541

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600
Net Assets	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

NET ASSETS, representing:
Accumulation units	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600
	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

Units outstanding	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926

Portfolio shares held	1,299,684	1,057,106	2,598,799	158,902	2,699,734
Portfolio net asset value per share	$17.29	$38.06	$8.48	$57.28	$27.86
Investment in portfolio shares, at cost	$25,269,968	$14,197,010	$25,119,929	$6,895,427	$35,099,449

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$329,512	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	314,247	542,997	300,377	122,925	1,179,626
NET INVESTMENT INCOME (LOSS)	(314,247)	(542,997)	29,135	(122,925)	(1,179,626)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,158,978	—	1,037,352	1,160,446	—
Net realized gain (loss) on shares redeemed	(570,745)	3,433,511	(667,128)	463,249	4,955,728
Net change in unrealized appreciation (depreciation) on investments	3,408,943	6,352,118	5,035,258	932,591	10,116,223
NET GAIN (LOSS) ON INVESTMENTS	5,997,176	9,785,629	5,405,482	2,556,286	15,071,951

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,682,929	$9,242,632	$5,434,617	$2,433,361	$13,892,325

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309
Net Assets	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309

NET ASSETS, representing:
Accumulation units	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309
	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309

Units outstanding	3,816,433	23,411,279	13,517,561	—	10,351,681

Portfolio shares held	253,341	5,208,274	3,161,061	—	16,813,299
Portfolio net asset value per share	$39.64	$18.77	$9.28	$—	$14.46
Investment in portfolio shares, at cost	$6,648,092	$38,932,236	$19,910,041	$—	$170,524,089

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	4/26/2019**	12/31/2019

INVESTMENT INCOME
Dividend income	$29,045	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	156,723	1,513,762	447,333	2,420,795	3,411,474
NET INVESTMENT INCOME (LOSS)	(127,678)	(1,513,762)	(447,333)	(2,420,795)	(3,411,474)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,017,067	—	—	—	—
Net realized gain (loss) on shares redeemed	468,095	9,007,517	1,040,892	137,278,213	16,616,765
Net change in unrealized appreciation (depreciation) on investments	1,335,917	20,726,306	6,700,901	(62,547,801)	44,009,871
NET GAIN (LOSS) ON INVESTMENTS	2,821,079	29,733,823	7,741,793	74,730,412	60,626,636

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,693,401	$28,220,061	$7,294,460	$72,309,617	$57,215,162

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555
Net Assets	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555

NET ASSETS, representing:
Accumulation units	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555
	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555

Units outstanding	96,112,523	40,564,790	13,887,537	7,451,722	4,832,863

Portfolio shares held	68,025,911	42,180,147	19,630,236	8,013,736	3,967,026
Portfolio net asset value per share	$20.79	$17.22	$11.38	$24.13	$25.64
Investment in portfolio shares, at cost	$1,031,114,490	$637,152,639	$180,160,068	$126,141,258	$77,200,474

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	22,208,664	7,331,150	2,870,289	2,721,351	1,499,631
NET INVESTMENT INCOME (LOSS)	(22,208,664)	(7,331,150)	(2,870,289)	(2,721,351)	(1,499,631)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,631,828	8,761,014	9,560,625	15,233,269	5,035,480
Net change in unrealized appreciation (depreciation) on investments	125,997,565	72,894,655	19,511,911	38,821,001	11,245,725
NET GAIN (LOSS) ON INVESTMENTS	185,629,393	81,655,669	29,072,536	54,054,270	16,281,205

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$163,420,729	$74,324,519	$26,202,247	$51,332,919	$14,781,574

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278
Net Assets	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278

NET ASSETS, representing:
Accumulation units	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278
	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278

Units outstanding	6,037,178	24,557,899	20,480,268	14,350,628	7,964,223

Portfolio shares held	4,352,299	52,366,774	13,849,116	6,939,057	7,245,648
Portfolio net asset value per share	$28.97	$11.74	$33.08	$63.88	$33.37
Investment in portfolio shares, at cost	$99,951,745	$411,263,488	$278,572,531	$241,821,237	$153,066,670

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,809,129	8,916,008	5,335,128	6,336,399	2,920,898
NET INVESTMENT INCOME (LOSS)	(1,809,129)	(8,916,008)	(5,335,128)	(6,336,399)	(2,920,898)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,781,865	47,843,060	28,018,127	45,986,613	21,567,889
Net change in unrealized appreciation (depreciation) on investments	17,956,205	103,852,175	81,686,949	67,375,551	44,643,220
NET GAIN (LOSS) ON INVESTMENTS	22,738,070	151,695,235	109,705,076	113,362,164	66,211,109

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,928,941	$142,779,227	$104,369,948	$107,025,765	$63,290,211

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835
Net Assets	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835

NET ASSETS, representing:
Accumulation units	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835
	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835

Units outstanding	15,686,088	17,475,592	9,513,965	22,956,386	633,578,943

Portfolio shares held	9,761,704	16,037,102	7,610,140	10,501,694	339,090,535
Portfolio net asset value per share	$35.30	$11.32	$34.90	$22.52	$33.51
Investment in portfolio shares, at cost	$261,754,179	$172,857,832	$183,542,380	$214,147,531	$7,435,299,391

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4,953,522	2,482,843	3,614,472	3,472,773	169,194,039
NET INVESTMENT INCOME (LOSS)	(4,953,522)	(2,482,843)	(3,614,472)	(3,472,773)	(169,194,039)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,548,104	2,245,396	19,072,550	1,525,017	515,282,836
Net change in unrealized appreciation (depreciation) on investments	42,822,740	5,429,235	35,099,149	30,581,352	1,523,726,977
NET GAIN (LOSS) ON INVESTMENTS	59,370,844	7,674,631	54,171,699	32,106,369	2,039,009,813

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$54,417,322	$5,191,788	$50,557,227	$28,633,596	$1,869,815,774

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694
Net Assets	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694

NET ASSETS, representing:
Accumulation units	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694
	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694

Units outstanding	19,443,845	15,795,883	17,621,142	103,043,783	502,215,202

Portfolio shares held	17,945,793	7,055,106	15,689,359	89,707,209	429,663,083
Portfolio net asset value per share	$24.12	$32.34	$11.40	$17.42	$21.76
Investment in portfolio shares, at cost	$287,173,513	$177,494,072	$172,484,763	$1,073,900,489	$5,997,749,989

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,837,129	3,480,875	2,213,695	23,498,644	141,653,891
NET INVESTMENT INCOME (LOSS)	(5,837,129)	(3,480,875)	(2,213,695)	(23,498,644)	(141,653,891)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,726,838	9,774,458	1,311,902	50,348,425	526,340,217
Net change in unrealized appreciation (depreciation) on investments	74,396,741	41,181,483	1,258,940	222,996,289	1,220,847,192
NET GAIN (LOSS) ON INVESTMENTS	105,123,579	50,955,941	2,570,842	273,344,714	1,747,187,409

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$99,286,450	$47,475,066	$357,147	$249,846,070	$1,605,533,518

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021
Net Assets	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021

NET ASSETS, representing:
Accumulation units	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021
	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021

Units outstanding	199,718,618	445,608,466	287,724,065	219,308,043	747,873,046

Portfolio shares held	173,619,034	375,957,130	239,565,418	209,990,506	726,995,349
Portfolio net asset value per share	$16.12	$20.48	$18.06	$16.44	$18.27
Investment in portfolio shares, at cost	$2,152,589,427	$4,927,637,103	$3,161,082,212	$2,371,535,670	$10,132,918,709
STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	44,754,001	114,065,840	67,957,288	51,870,267	198,598,615
NET INVESTMENT INCOME (LOSS)	(44,754,001)	(114,065,840)	(67,957,288)	(51,870,267)	(198,598,615)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	100,032,450	407,630,726	202,237,202	143,726,508	426,883,895
Net change in unrealized appreciation (depreciation) on investments	284,426,088	888,780,487	373,477,412	454,816,296	1,753,479,766
NET GAIN (LOSS) ON INVESTMENTS	384,458,538	1,296,411,213	575,714,614	598,542,804	2,180,363,661

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$339,704,537	$1,182,345,373	$507,757,326	$546,672,537	$1,981,765,046

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469
Net Assets	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469

NET ASSETS, representing:
Accumulation units	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469
	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469

Units outstanding	355,640,956	29,331,933	25,141,413	10,768,468	126,832,694

Portfolio shares held	301,259,259	21,916,396	231,233,374	5,494,832	105,153,748
Portfolio net asset value per share	$21.63	$46.15	$1.00	$53.05	$14.80
Investment in portfolio shares, at cost	$4,005,905,656	$581,020,304	$231,233,374	$199,680,687	$1,352,893,891

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$3,778,926	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	98,405,443	14,245,651	3,136,242	4,196,921	23,968,850
NET INVESTMENT INCOME (LOSS)	(98,405,443)	(14,245,651)	642,684	(4,196,921)	(23,968,850)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	355,724,381	92,928,484	—	20,176,419	41,747,534
Net change in unrealized appreciation (depreciation) on investments	871,809,781	135,337,036	—	48,159,247	93,482,322
NET GAIN (LOSS) ON INVESTMENTS	1,227,534,162	228,265,520	—	68,335,666	135,229,856

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,129,128,719	$214,019,869	$642,684	$64,138,745	$111,261,006

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
ASSETS
Investment in the portfolios, at fair value	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—
Net Assets	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—

NET ASSETS, representing:
Accumulation units	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—
	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—

Units outstanding	10,844,652	17,069,907	97,350,144	97,267,211	—

Portfolio shares held	6,445,103	13,844,244	171,951,675	94,098,927	—
Portfolio net asset value per share	$21.46	$20.53	$8.32	$14.06	$—
Investment in portfolio shares, at cost	$117,475,673	$195,075,024	$1,333,318,467	$1,152,367,591	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,847,075	3,167,380	42,551,075	18,601,783	681,291
NET INVESTMENT INCOME (LOSS)	(1,847,075)	(3,167,380)	(42,551,075)	(18,601,783)	(681,291)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,888,721	15,304,164	277,211,839	29,547,859	1,251,260
Net change in unrealized appreciation (depreciation) on investments	20,310,920	58,287,199	7,157,533	119,133,859	(513,940)
NET GAIN (LOSS) ON INVESTMENTS	23,199,641	73,591,363	284,369,372	148,681,718	737,320

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,352,566	$70,423,983	$241,818,297	$130,079,935	$56,029

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
ASSETS
Investment in the portfolios, at fair value	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577
Net Assets	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577

NET ASSETS, representing:
Accumulation units	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577
	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577

Units outstanding	3,975,860	20,056,051	13,918,412	262,439,579	150,690,822

Portfolio shares held	4,868,858	21,261,425	12,892,618	247,707,529	138,728,350
Portfolio net asset value per share	$14.94	$9.85	$25.03	$15.96	$18.01
Investment in portfolio shares, at cost	$55,563,940	$185,792,243	$228,776,084	$2,831,114,361	$1,732,039,288

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,075,475	3,138,136	4,580,687	57,838,719	36,857,029
NET INVESTMENT INCOME (LOSS)	(1,075,475)	(3,138,136)	(4,580,687)	(57,838,719)	(36,857,029)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,509,144	3,277,880	18,832,417	127,675,464	97,792,731
Net change in unrealized appreciation (depreciation) on investments	10,344,486	20,233,880	41,363,201	494,617,994	316,776,525
NET GAIN (LOSS) ON INVESTMENTS	14,853,630	23,511,760	60,195,618	622,293,458	414,569,256

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,778,155	$20,373,624	$55,614,931	$564,454,739	$377,712,227

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
ASSETS
Investment in the portfolios, at fair value	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775
Net Assets	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775

NET ASSETS, representing:
Accumulation units	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775
	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775

Units outstanding	154,761,803	19,397	25,230	46,362	57,942

Portfolio shares held	140,382,609	7,572	11,034	15,116	22,918
Portfolio net asset value per share	$15.28	$82.97	$48.21	$46.06	$74.91
Investment in portfolio shares, at cost	$1,682,505,598	$536,654	$593,885	$540,313	$1,498,149

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$7,563	$4,045	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	31,222,894	7,036	6,639	11,059	21,164
NET INVESTMENT INCOME (LOSS)	(31,222,894)	(7,036)	924	(7,014)	(21,164)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	27,323	80,009	38,005	205,653
Net realized gain (loss) on shares redeemed	52,623,402	26,673	(18,183)	58,608	51,943
Net change in unrealized appreciation (depreciation) on investments	244,893,079	62,504	46,353	88,450	24,300
NET GAIN (LOSS) ON INVESTMENTS	297,516,481	116,500	108,179	185,063	281,896

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$266,293,587	$109,464	$109,103	$178,049	$260,732

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$507,292	$590,038	$622,389	$337,647	$526,324
Net Assets	$507,292	$590,038	$622,389	$337,647	$526,324

NET ASSETS, representing:
Accumulation units	$507,292	$590,038	$622,389	$337,647	$526,324
	$507,292	$590,038	$622,389	$337,647	$526,324

Units outstanding	22,179	27,618	30,012	17,714	21,455

Portfolio shares held	6,401	13,680	14,766	5,191	14,681
Portfolio net asset value per share	$79.25	$43.13	$42.15	$65.05	$35.85
Investment in portfolio shares, at cost	$450,483	$595,375	$585,565	$322,588	$533,136

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$1,049	$4,667	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	6,933	8,360	5,796	3,243	6,320
NET INVESTMENT INCOME (LOSS)	(6,933)	(8,360)	(4,747)	1,424	(6,320)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	98,644	60,558	17,392	14,050	72,583
Net realized gain (loss) on shares redeemed	17,156	(9,277)	(191)	2,021	(13,724)
Net change in unrealized appreciation (depreciation) on investments	27,753	66,525	88,383	34,450	32,308
NET GAIN (LOSS) ON INVESTMENTS	143,553	117,806	105,584	50,521	91,167

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$136,620	$109,446	$100,837	$51,945	$84,847

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
ASSETS
Investment in the portfolios, at fair value	$234,494	$78,553	$656,699	$1,219,366	$917,740
Net Assets	$234,494	$78,553	$656,699	$1,219,366	$917,740

NET ASSETS, representing:
Accumulation units	$234,494	$78,553	$656,699	$1,219,366	$917,740
	$234,494	$78,553	$656,699	$1,219,366	$917,740

Units outstanding	11,599	6,400	31,349	47,671	51,751

Portfolio shares held	4,818	2,491	13,019	18,949	19,280
Portfolio net asset value per share	$48.67	$31.53	$50.44	$64.35	$47.60
Investment in portfolio shares, at cost	$214,594	$81,943	$580,811	$1,049,805	$703,872

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$2,451	$9,239	$—	$7,710

EXPENSES
Charges for mortality and expense risk, and
for administration	2,788	1,194	6,051	16,125	11,316
NET INVESTMENT INCOME (LOSS)	(2,788)	1,257	3,188	(16,125)	(3,606)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	34,692	259,818	79,755
Net realized gain (loss) on shares redeemed	(9,193)	(2,163)	9,996	19,508	22,416
Net change in unrealized appreciation (depreciation) on investments	56,133	9,226	53,569	(4,021)	96,292
NET GAIN (LOSS) ON INVESTMENTS	46,940	7,063	98,257	275,305	198,463

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,152	$8,320	$101,445	$259,180	$194,857

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156
Net Assets	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156

NET ASSETS, representing:
Accumulation units	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156
	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156

Units outstanding	9,348,489	3,874,325	2,778,380	8,706	123,972

Portfolio shares held	6,931,633	6,485,752	2,257,666	85,522	20,889
Portfolio net asset value per share	$40.51	$7.10	$15.55	$1.82	$31.89
Investment in portfolio shares, at cost	$182,451,977	$45,128,035	$34,091,761	$263,030	$513,443

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$6,283	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,714,634	661,003	996,526	2,516	11,392
NET INVESTMENT INCOME (LOSS)	(3,714,634)	(661,003)	(996,526)	3,767	(11,392)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	63,442	83,048
Net realized gain (loss) on shares redeemed	21,741,924	315,574	3,303,343	(12,510)	58,108
Net change in unrealized appreciation (depreciation) on investments	48,983,795	637,496	(1,240,475)	(34,651)	79,867
NET GAIN (LOSS) ON INVESTMENTS	70,725,719	953,070	2,062,868	16,281	221,023

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$67,011,085	$292,067	$1,066,342	$20,048	$209,631

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499
Net Assets	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499

NET ASSETS, representing:
Accumulation units	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499
	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499

Units outstanding	15,549	1,784,535	80,749,045	142,439,369	52,364

Portfolio shares held	40,979	1,444,646	66,548,817	124,312,703	49,981
Portfolio net asset value per share	$10.29	$14.38	$18.92	$15.62	$26.56
Investment in portfolio shares, at cost	$355,392	$19,107,372	$952,971,942	$1,391,254,703	$1,032,537

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,018

EXPENSES
Charges for mortality and expense risk, and
for administration	6,945	557,051	14,586,632	29,202,734	22,392
NET INVESTMENT INCOME (LOSS)	(6,945)	(557,051)	(14,586,632)	(29,202,734)	(15,374)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	62,057	—	—	—	145,054
Net realized gain (loss) on shares redeemed	16,955	683,494	83,137,060	49,472,488	63,241
Net change in unrealized appreciation (depreciation) on investments	13,779	704,332	140,360,164	251,314,114	148,689
NET GAIN (LOSS) ON INVESTMENTS	92,791	1,387,826	223,497,224	300,786,602	356,984

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$85,846	$830,775	$208,910,592	$271,583,868	$341,610

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794
Net Assets	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794

NET ASSETS, representing:
Accumulation units	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794
	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794

Units outstanding	30,278,075	573,165	48,939,188	713,567	10,037,461

Portfolio shares held	27,011,149	490,420	42,976,271	669,808	8,798,793
Portfolio net asset value per share	$13.39	$12.11	$17.42	$12.22	$23.36
Investment in portfolio shares, at cost	$320,813,681	$5,277,383	$567,796,742	$7,301,155	$160,546,980

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4,477,200	155,592	9,495,287	65,035	2,498,174
NET INVESTMENT INCOME (LOSS)	(4,477,200)	(155,592)	(9,495,287)	(65,035)	(2,498,174)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,229,725	481,393	12,971,618	109,502	7,738,561
Net change in unrealized appreciation (depreciation) on investments	22,800,788	36,177	115,460,259	912,280	36,587,498
NET GAIN (LOSS) ON INVESTMENTS	31,030,513	517,570	128,431,877	1,021,782	44,326,059

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$26,553,313	$361,978	$118,936,590	$956,747	$41,827,885

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614
Net Assets	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614

NET ASSETS, representing:
Accumulation units	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614
	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614

Units outstanding	460,011	2,678,827	8,907,359	1,169,849,264	1,243,527

Portfolio shares held	396,979	2,543,927	7,935,468	1,025,752,504	1,098,963
Portfolio net asset value per share	$11.67	$12.24	$22.00	$13.83	$20.63
Investment in portfolio shares, at cost	$4,332,973	$28,780,711	$129,215,812	$11,636,328,498	$18,066,531

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	238,809	254,850	2,219,077	234,319,805	189,444
NET INVESTMENT INCOME (LOSS)	(238,809)	(254,850)	(2,219,077)	(234,319,805)	(189,444)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,113,553	(45,560)	8,737,614	7,000,132	590,491
Net change in unrealized appreciation (depreciation) on investments	(174,251)	4,546,379	30,596,302	2,007,497,930	3,533,007
NET GAIN (LOSS) ON INVESTMENTS	939,302	4,500,819	39,333,916	2,014,498,062	4,123,498

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$700,493	$4,245,969	$37,114,839	$1,780,178,257	$3,934,054
The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709
Net Assets	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709

NET ASSETS, representing:
Accumulation units	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709
	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709

Units outstanding	989,205	775,633	185,523,738	2,947,691	5,889,529

Portfolio shares held	866,981	681,644	170,819,819	2,806,431	5,612,722
Portfolio net asset value per share	$21.62	$13.22	$15.84	$13.72	$14.99
Investment in portfolio shares, at cost	$14,485,577	$8,427,300	$2,195,565,765	$31,766,770	$67,340,506

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	136,504	359,310	31,630,598	212,832	464,703
NET INVESTMENT INCOME (LOSS)	(136,504)	(359,310)	(31,630,598)	(212,832)	(464,703)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	473,945	1,769,583	8,742,547	378,085	1,144,647
Net change in unrealized appreciation (depreciation) on investments	3,136,220	(227,063)	456,642,009	5,775,199	12,965,037
NET GAIN (LOSS) ON INVESTMENTS	3,610,165	1,542,520	465,384,556	6,153,284	14,109,684

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,473,661	$1,183,210	$433,753,958	$5,940,452	$13,644,981

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
ASSETS
Investment in the portfolios, at fair value	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330
Net Assets	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330

NET ASSETS, representing:
Accumulation units	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330
	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330

Units outstanding	5,864,132	1,931,111	2,924,978	3,408,064	243,068

Portfolio shares held	5,586,946	1,887,599	2,815,744	3,286,755	236,883
Portfolio net asset value per share	$14.29	$10.34	$14.67	$11.50	$9.39
Investment in portfolio shares, at cost	$65,170,575	$18,528,628	$32,953,650	$34,403,074	$2,353,075

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	461,959	114,573	220,524	227,667	13,067
NET INVESTMENT INCOME (LOSS)	(461,959)	(114,573)	(220,524)	(227,667)	(13,067)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,431,477	29,715	648,451	296,200	(23,571)
Net change in unrealized appreciation (depreciation) on investments	9,001,752	1,039,596	7,569,930	2,627,277	(50,322)
NET GAIN (LOSS) ON INVESTMENTS	10,433,229	1,069,311	8,218,381	2,923,477	(73,893)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,971,270	$954,738	$7,997,857	$2,695,810	$(86,960)

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984
Net Assets	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984

NET ASSETS, representing:
Accumulation units	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984
	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984

Units outstanding	570,632	902,407	39,352,456	3,763,466	472,669

Portfolio shares held	544,973	878,714	36,673,291	3,397,551	452,864
Portfolio net asset value per share	$14.13	$10.10	$13.67	$11.52	$11.69
Investment in portfolio shares, at cost	$6,089,546	$8,584,584	$422,431,848	$36,820,030	$4,967,017

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	39,994	43,130	6,129,182	1,147,004	26,030
NET INVESTMENT INCOME (LOSS)	(39,994)	(43,130)	(6,129,182)	(1,147,004)	(26,030)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	107,179	31,624	1,944,596	4,288,992	28,177
Net change in unrealized appreciation (depreciation) on investments	1,524,442	315,620	68,455,594	1,606,856	260,431
NET GAIN (LOSS) ON INVESTMENTS	1,631,621	347,244	70,400,190	5,895,848	288,608

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,591,627	$304,114	$64,271,008	$4,748,844	$262,578

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,559,036	$—	$3,343,792	$5,167,704	$—
Net Assets	$2,559,036	$—	$3,343,792	$5,167,704	$—

NET ASSETS, representing:
Accumulation units	$2,559,036	$—	$3,343,792	$5,167,704	$—
	$2,559,036	$—	$3,343,792	$5,167,704	$—

Units outstanding	229,093	—	294,708	437,993	—

Portfolio shares held	218,534	—	283,613	427,790	—
Portfolio net asset value per share	$11.71	$—	$11.79	$12.08	$—
Investment in portfolio shares, at cost	$2,378,984	$—	$3,118,856	$4,587,652	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	6/28/2019**	12/31/2019	12/31/2019	6/28/2019**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	12,083	7,312	15,905	28,255	8,380
NET INVESTMENT INCOME (LOSS)	(12,083)	(7,312)	(15,905)	(28,255)	(8,380)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,731	4,365	28,767	35,796	(8,600)
Net change in unrealized appreciation (depreciation) on investments	155,979	7,333	132,294	618,027	119,274
NET GAIN (LOSS) ON INVESTMENTS	165,710	11,698	161,061	653,823	110,674

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$153,627	$4,386	$145,156	$625,568	$102,294

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$8,847,390	$9,309,726	$—	$—	$51,164,311
Net Assets	$8,847,390	$9,309,726	$—	$—	$51,164,311

NET ASSETS, representing:
Accumulation units	$8,847,390	$9,309,726	$—	$—	$51,164,311
	$8,847,390	$9,309,726	$—	$—	$51,164,311

Units outstanding	779,029	934,491	—	—	4,130,433

Portfolio shares held	701,061	913,614	—	—	3,533,447
Portfolio net asset value per share	$12.62	$10.19	$—	$—	$14.48
Investment in portfolio shares, at cost	$8,233,030	$8,989,217	$—	$—	$49,574,988

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	6/28/2019**	1/25/2019**	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$620,268

EXPENSES
Charges for mortality and expense risk, and
for administration	46,772	53,610	14,083	6,066	267,659
NET INVESTMENT INCOME (LOSS)	(46,772)	(53,610)	(14,083)	(6,066)	352,609

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	1,896,144
Net realized gain (loss) on shares redeemed	4,384	12,219	493,418	1,171,187	100
Net change in unrealized appreciation (depreciation) on investments	1,172,475	431,800	7,321	(655,665)	4,703,648
NET GAIN (LOSS) ON INVESTMENTS	1,176,859	444,019	500,739	515,522	6,599,892

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,130,087	$390,409	$486,656	$509,456	$6,952,501

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
ASSETS
Investment in the portfolios, at fair value	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957
Net Assets	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957

NET ASSETS, representing:
Accumulation units	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957
	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957

Units outstanding	1,594,168	3,296,447	450,706	886,651	1,765,543

Portfolio shares held	1,783,861	3,032,472	447,736	835,181	1,696,014
Portfolio net asset value per share	$11.12	$11.29	$13.26	$11.17	$11.05
Investment in portfolio shares, at cost	$18,676,111	$31,385,094	$4,809,429	$8,584,643	$18,723,361

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$529,184	$—	$120,598	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	108,094	1,184,283	96,177	293,808	192,026
NET INVESTMENT INCOME (LOSS)	421,090	(1,184,283)	24,421	(293,808)	(192,026)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	44,540	—	—	—	—
Net realized gain (loss) on shares redeemed	60,545	4,461,791	126,822	1,938,487	306,521
Net change in unrealized appreciation (depreciation) on investments	1,560,300	2,285,245	929,895	(155,348)	(70,028)
NET GAIN (LOSS) ON INVESTMENTS	1,665,385	6,747,036	1,056,717	1,783,139	236,493

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,086,475	$5,562,753	$1,081,138	$1,489,331	$44,467

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446
Net Assets	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446

NET ASSETS, representing:
Accumulation units	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446
	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446

Units outstanding	78,974,701	920,350	14,124,356	10,889,077	27,773

Portfolio shares held	77,288,810	902,204	13,931,549	10,750,114	27,641
Portfolio net asset value per share	$11.68	$11.44	$12.36	$11.93	$10.11
Investment in portfolio shares, at cost	$807,431,727	$10,440,245	$159,142,353	$120,048,972	$278,297

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio
	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*	8/19/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	7,798,261	97,827	966,371	680,217	238
NET INVESTMENT INCOME (LOSS)	(7,798,261)	(97,827)	(966,371)	(680,217)	(238)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,774	(6,275)	21,723	71,948	1
Net change in unrealized appreciation (depreciation) on investments	112,524,122	(119,031)	13,051,597	8,199,888	1,148
NET GAIN (LOSS) ON INVESTMENTS	112,590,896	(125,306)	13,073,320	8,271,836	1,149

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$104,792,635	$(223,133)	$12,106,949	$7,591,619	$911

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Corporate Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$279,683	$262,315	$644,313	$279,388	$1,099,409
Net Assets	$279,683	$262,315	$644,313	$279,388	$1,099,409

NET ASSETS, representing:
Accumulation units	$279,683	$262,315	$644,313	$279,388	$1,099,409
	$279,683	$262,315	$644,313	$279,388	$1,099,409

Units outstanding	27,742	26,072	63,601	27,768	106,726

Portfolio shares held	27,609	25,946	63,292	27,635	106,532
Portfolio net asset value per share	$10.13	$10.11	$10.18	$10.11	$10.32
Investment in portfolio shares, at cost	$278,297	$260,818	$639,295	$278,297	$1,091,114

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Corporate Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
	8/19/2019*	8/19/2019*	8/19/2019*	8/19/2019*	11/18/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	238	218	744	238	461
NET INVESTMENT INCOME (LOSS)	(238)	(218)	(744)	(238)	(461)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1	1	4	1	3
Net change in unrealized appreciation (depreciation) on investments	1,386	1,498	5,018	1,090	8,295
NET GAIN (LOSS) ON INVESTMENTS	1,387	1,499	5,022	1,091	8,298

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,149	$1,281	$4,278	$853	$7,837

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$327,787	$(1,713,547)	$(2,278,436)	$(134,725)	$(160,893)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,512,354	12,192,262	572,791	897,285
Net change in unrealized appreciation (depreciation) on investments	—	9,231,227	27,337,371	1,175,935	1,059,091
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	327,787	11,030,034	37,251,197	1,614,001	1,795,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,044,013	276,689	240,685	29,146	9,138
Annuity payments	(1,199,894)	(1,921,204)	(1,373,177)	(250,492)	(125,532)
Surrenders, withdrawals and death benefits	(17,952,047)	(13,780,776)	(17,228,345)	(878,259)	(1,658,961)
Net transfers between other subaccounts
or fixed rate option	12,210,059	1,134,149	(1,893,622)	1,876	31,113
Miscellaneous transactions	(13,146)	(1,440)	1,736	(175)	(317)
Other charges	(94,981)	(28,138)	(126,801)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,005,996)	(14,320,720)	(20,379,524)	(1,097,904)	(1,744,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,678,209)	(3,290,686)	16,871,673	516,097	50,924

NET ASSETS
Beginning of period	77,266,902	123,735,475	145,112,485	9,282,816	11,290,466
End of period	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

Beginning units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067
Units issued	15,494,228	706,839	234,196	16,091	12,915
Units redeemed	(21,010,051)	(5,770,817)	(5,400,322)	(329,966)	(563,970)
Ending units	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,981,232)	$(1,879,956)	$(34,348)	$(4,186,480)	$(758,567)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,087,713	697,562	(155,697)	19,105,496	3,199,788
Net change in unrealized appreciation (depreciation) on investments	33,173,852	18,184,113	409,323	59,736,743	10,237,410
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	42,280,333	17,001,719	219,278	74,655,759	12,678,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	484,629	298,071	3,675	32,895,911	188,809
Annuity payments	(1,523,227)	(1,175,037)	(35,299)	(1,873,108)	(303,166)
Surrenders, withdrawals and death benefits	(21,328,965)	(14,194,793)	(287,220)	(29,435,779)	(4,749,512)
Net transfers between other subaccounts
or fixed rate option	(2,083,066)	(100,423)	6,667	3,475,561	(541,829)
Miscellaneous transactions	(2,201)	952	(27)	679	(29)
Other charges	(280,649)	(175,592)	—	(435,780)	(60,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,733,479)	(15,346,822)	(312,204)	4,627,484	(5,466,688)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,546,854	1,654,897	(92,926)	79,283,243	7,211,943

NET ASSETS
Beginning of period	184,022,407	121,952,647	2,427,673	255,596,924	46,310,425
End of period	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

Beginning units	61,202,859	25,232,505	567,488	72,391,992	17,862,656
Units issued	495,525	330,727	8,993	5,202,227	251,804
Units redeemed	(7,787,945)	(3,204,657)	(76,494)	(10,701,128)	(2,124,483)
Ending units	53,910,439	22,358,575	499,987	66,893,091	15,989,977

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,089,032)	$(774,795)	$159,610	$480,777	$(283,552)
Capital gains distributions received	—	—	703,235	3,217,037	6,989,396
Net realized gain (loss) on shares redeemed	28,900,530	3,885,545	159,877	1,335,530	1,873,590
Net change in unrealized appreciation (depreciation) on investments	50,987,314	7,894,375	2,828,399	6,723,102	6,076,927
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	75,798,812	11,005,125	3,851,121	11,756,446	14,656,361

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	702,748	6,091,522	9,202	88,750	184,314
Annuity payments	(2,278,696)	(309,019)	(43,508)	(636,210)	(278,147)
Surrenders, withdrawals and death benefits	(29,983,927)	(5,696,998)	(1,341,307)	(6,369,707)	(7,268,585)
Net transfers between other subaccounts
or fixed rate option	(5,706,506)	319,425	(175,880)	(764,063)	(877,217)
Miscellaneous transactions	(1,204)	3,136	(159)	(1,435)	(1,623)
Other charges	(231,256)	(50,982)	(2,831)	(10,593)	(15,904)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,498,841)	357,084	(1,554,483)	(7,693,258)	(8,257,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,299,971	11,362,209	2,296,638	4,063,188	6,399,199

NET ASSETS
Beginning of period	254,460,686	52,736,752	15,414,485	50,313,114	57,041,193
End of period	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

Beginning units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039
Units issued	369,958	915,852	94,117	42,337	48,696
Units redeemed	(8,292,866)	(1,275,826)	(890,971)	(1,930,699)	(2,796,673)
Ending units	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062
The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(489,526)	$234,167	$(102,381)	$(876,947)	$153,455
Capital gains distributions received	5,401,170	—	1,679,083	5,429,776	1,261,149
Net realized gain (loss) on shares redeemed	2,167,047	(412,289)	740,430	4,445,761	901,003
Net change in unrealized appreciation (depreciation) on investments	7,707,728	10,927,210	2,105,986	9,991,352	2,511,934
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,786,419	10,749,088	4,423,118	18,989,942	4,827,541

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	135,708	75,723	4,694	116,709	8,857
Annuity payments	(243,361)	(374,928)	(117,203)	(375,004)	(60,784)
Surrenders, withdrawals and death benefits	(6,580,031)	(4,842,582)	(2,205,809)	(5,727,892)	(1,823,145)
Net transfers between other subaccounts
or fixed rate option	(668,152)	(725,073)	(313,644)	(1,828,976)	(290,978)
Miscellaneous transactions	703	(138)	(507)	474	814
Other charges	(13,508)	(11,063)	(3,705)	(13,974)	(4,796)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,368,641)	(5,878,061)	(2,636,174)	(7,828,663)	(2,170,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,417,778	4,871,027	1,786,944	11,161,279	2,657,509

NET ASSETS
Beginning of period	46,477,711	45,259,103	15,159,064	54,733,225	19,900,714
End of period	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

Beginning units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450
Units issued	107,434	36,100	102,572	209,386	114,699
Units redeemed	(2,186,306)	(1,876,933)	(789,466)	(1,866,715)	(655,294)
Ending units	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(314,247)	$(542,997)	$29,135	$(122,925)	$(1,179,626)
Capital gains distributions received	3,158,978	—	1,037,352	1,160,446	—
Net realized gain (loss) on shares redeemed	(570,745)	3,433,511	(667,128)	463,249	4,955,728
Net change in unrealized appreciation (depreciation) on investments	3,408,943	6,352,118	5,035,258	932,591	10,116,223
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,682,929	9,242,632	5,434,617	2,433,361	13,892,325

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,652	50,112	1,470	8,615	47,216
Annuity payments	(52,582)	(139,801)	(176,230)	(8,646)	(340,743)
Surrenders, withdrawals and death benefits	(2,343,289)	(3,890,023)	(1,935,419)	(960,779)	(7,394,446)
Net transfers between other subaccounts
or fixed rate option	(750,767)	(934,536)	(771,029)	(216,095)	440,441
Miscellaneous transactions	(279)	(1,288)	(20)	(109)	(2,000)
Other charges	(5,068)	(7,491)	(4,300)	(1,175)	(186,831)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,136,333)	(4,923,027)	(2,885,528)	(1,178,189)	(7,436,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,546,596	4,319,605	2,549,089	1,255,172	6,455,962

NET ASSETS
Beginning of period	19,924,934	35,913,830	19,488,723	7,846,713	68,758,638
End of period	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

Beginning units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355
Units issued	98,692	49,676	101,580	435,954	458,005
Units redeemed	(945,698)	(1,428,949)	(1,455,765)	(1,091,885)	(2,738,434)
Ending units	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	4/26/2019**	12/31/2019

OPERATIONS
Net investment income (loss)	$(127,678)	$(1,513,762)	$(447,333)	$(2,420,795)	$(3,411,474)
Capital gains distributions received	1,017,067	—	—	—	—
Net realized gain (loss) on shares redeemed	468,095	9,007,517	1,040,892	137,278,213	16,616,765
Net change in unrealized appreciation (depreciation) on investments	1,335,917	20,726,306	6,700,901	(62,547,801)	44,009,871
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,693,401	28,220,061	7,294,460	72,309,617	57,215,162

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,136	97,631	52,267	1,824,221	7,127,477
Annuity payments	(2,691)	(515,775)	(258,358)	(50,167)	(196,217)
Surrenders, withdrawals and death benefits	(1,087,506)	(9,212,941)	(2,918,769)	(13,138,754)	(17,490,942)
Net transfers between other subaccounts
or fixed rate option	(170,833)	(3,915,584)	(62,366)	(551,636,033)	7,017,455
Miscellaneous transactions	(15)	(1,291)	258	2,378	(4,189)
Other charges	(26,655)	(238,273)	(66,310)	(1,725,289)	(2,035,056)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,273,564)	(13,786,233)	(3,253,278)	(564,723,644)	(5,581,472)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,419,837	14,433,828	4,041,182	(492,414,027)	51,633,690

NET ASSETS
Beginning of period	8,622,599	83,325,467	25,293,465	492,414,027	191,486,619
End of period	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309

Beginning units	4,362,142	27,121,457	15,123,747	30,514,304	10,466,355
Units issued	25,615	271,644	337,738	1,593,566	2,378,053
Units redeemed	(571,324)	(3,981,822)	(1,943,924)	(32,107,870)	(2,492,727)
Ending units	3,816,433	23,411,279	13,517,561	—	10,351,681

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(22,208,664)	$(7,331,150)	$(2,870,289)	$(2,721,351)	$(1,499,631)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,631,828	8,761,014	9,560,625	15,233,269	5,035,480
Net change in unrealized appreciation (depreciation) on investments	125,997,565	72,894,655	19,511,911	38,821,001	11,245,725
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	163,420,729	74,324,519	26,202,247	51,332,919	14,781,574

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,086,453	11,161,859	13,827,746	4,340,665	1,069,443
Annuity payments	(208,468)	(390,760)	(89,064)	(269,444)	(120,252)
Surrenders, withdrawals and death benefits	(102,539,311)	(45,774,502)	(19,272,449)	(13,868,813)	(8,148,890)
Net transfers between other subaccounts
or fixed rate option	90,897,256	572,018,577	20,970,385	7,226,406	11,501,580
Miscellaneous transactions	1,360	(4,346)	1,123	7,747	348
Other charges	(15,203,354)	(4,803,846)	(1,543,744)	(1,655,739)	(879,706)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,033,936	532,206,982	13,893,997	(4,219,178)	3,422,523

TOTAL INCREASE (DECREASE) IN NET ASSETS	168,454,665	606,531,501	40,096,244	47,113,741	18,204,097

NET ASSETS
Beginning of period	1,245,804,034	119,810,625	183,295,846	146,257,718	83,510,458
End of period	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555

Beginning units	95,362,639	8,216,645	12,897,650	7,551,486	4,672,920
Units issued	15,112,947	39,581,597	4,163,733	1,843,381	1,237,009
Units redeemed	(14,363,063)	(7,233,452)	(3,173,846)	(1,943,145)	(1,077,066)
Ending units	96,112,523	40,564,790	13,887,537	7,451,722	4,832,863

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,809,129)	$(8,916,008)	$(5,335,128)	$(6,336,399)	$(2,920,898)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,781,865	47,843,060	28,018,127	45,986,613	21,567,889
Net change in unrealized appreciation (depreciation) on investments	17,956,205	103,852,175	81,686,949	67,375,551	44,643,220
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,928,941	142,779,227	104,369,948	107,025,765	63,290,211

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,388,627	12,541,993	6,807,666	6,317,399	10,473,471
Annuity payments	(113,095)	(342,992)	(537,258)	(274,778)	(256,884)
Surrenders, withdrawals and death benefits	(10,782,613)	(50,314,345)	(36,192,078)	(36,590,176)	(16,623,816)
Net transfers between other subaccounts
or fixed rate option	12,835,111	12,182,144	16,107,461	4,655,184	9,960,135
Miscellaneous transactions	12,243	27,603	(2,512)	43,161	3,715
Other charges	(1,034,827)	(5,407,170)	(4,246,013)	(3,633,466)	(1,762,168)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,305,446	(31,312,767)	(18,062,734)	(29,482,676)	1,794,453

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,234,387	111,466,460	86,307,214	77,543,089	65,084,664

NET ASSETS
Beginning of period	101,851,723	503,319,469	371,821,543	365,723,843	176,702,614
End of period	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278

Beginning units	5,875,034	25,756,780	21,289,126	15,298,440	7,727,932
Units issued	1,741,047	4,933,287	3,252,877	2,704,286	2,480,191
Units redeemed	(1,578,903)	(6,132,168)	(4,061,735)	(3,652,098)	(2,243,900)
Ending units	6,037,178	24,557,899	20,480,268	14,350,628	7,964,223

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,953,522)	$(2,482,843)	$(3,614,472)	$(3,472,773)	$(169,194,039)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,548,104	2,245,396	19,072,550	1,525,017	515,282,836
Net change in unrealized appreciation (depreciation) on investments	42,822,740	5,429,235	35,099,149	30,581,352	1,523,726,977
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	54,417,322	5,191,788	50,557,227	28,633,596	1,869,815,774

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,359,114	8,717,175	6,939,232	2,328,506	264,274,666
Annuity payments	(69,837)	(257,645)	(206,598)	(215,048)	(2,495,688)
Surrenders, withdrawals and death benefits	(25,524,124)	(25,245,979)	(21,178,655)	(17,333,276)	(795,467,334)
Net transfers between other subaccounts
or fixed rate option	33,281,328	39,611,855	7,684,883	45,027,453	307,652,833
Miscellaneous transactions	9,287	(229)	13,416	2,010	52,756
Other charges	(2,896,784)	(1,246,108)	(2,163,855)	(2,043,408)	(124,981,751)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	15,158,984	21,579,069	(8,911,577)	27,766,237	(350,964,518)

TOTAL INCREASE (DECREASE) IN NET ASSETS	69,576,306	26,770,857	41,645,650	56,399,833	1,518,851,256

NET ASSETS
Beginning of period	275,011,841	154,769,132	223,948,245	180,098,308	9,844,072,579
End of period	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835

Beginning units	14,848,798	15,417,587	9,827,602	20,118,870	650,404,771
Units issued	4,255,495	7,324,190	2,387,774	7,653,105	64,104,410
Units redeemed	(3,418,205)	(5,266,185)	(2,701,411)	(4,815,589)	(80,930,238)
Ending units	15,686,088	17,475,592	9,513,965	22,956,386	633,578,943

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(5,837,129)	$(3,480,875)	$(2,213,695)	$(23,498,644)	$(141,653,891)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,726,838	9,774,458	1,311,902	50,348,425	526,340,217
Net change in unrealized appreciation (depreciation) on investments	74,396,741	41,181,483	1,258,940	222,996,289	1,220,847,192
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	99,286,450	47,475,066	357,147	249,846,070	1,605,533,518

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,995,308	4,045,743	4,759,322	48,920,703	271,432,658
Annuity payments	(159,700)	(177,620)	(96,609)	(485,990)	(2,223,023)
Surrenders, withdrawals and death benefits	(33,042,341)	(18,148,786)	(15,325,816)	(103,482,949)	(586,803,489)
Net transfers between other subaccounts
or fixed rate option	6,018,937	13,002,037	23,491,359	75,124,282	411,086,697
Miscellaneous transactions	(1,073)	3,579	(382)	10,438	67,726
Other charges	(3,828,742)	(2,057,614)	(1,711,046)	(17,495,683)	(94,654,578)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,017,611)	(3,332,661)	11,116,828	2,590,801	(1,094,009)

TOTAL INCREASE (DECREASE) IN NET ASSETS	78,268,839	44,142,405	11,473,975	252,436,871	1,604,439,509

NET ASSETS
Beginning of period	354,583,679	184,019,710	167,384,713	1,310,262,711	7,745,029,185
End of period	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694

Beginning units	20,366,307	15,994,454	16,606,863	102,639,633	498,528,585
Units issued	3,978,921	4,178,332	3,973,534	11,672,524	77,163,676
Units redeemed	(4,901,383)	(4,376,903)	(2,959,255)	(11,268,374)	(73,477,059)
Ending units	19,443,845	15,795,883	17,621,142	103,043,783	502,215,202

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(44,754,001)	$(114,065,840)	$(67,957,288)	$(51,870,267)	$(198,598,615)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	100,032,450	407,630,726	202,237,202	143,726,508	426,883,895
Net change in unrealized appreciation (depreciation) on investments	284,426,088	888,780,487	373,477,412	454,816,296	1,753,479,766
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	339,704,537	1,182,345,373	507,757,326	546,672,537	1,981,765,046

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,253,992	235,041,902	120,287,355	64,824,288	214,450,170
Annuity payments	(1,360,420)	(4,550,263)	(4,236,513)	(812,624)	(2,512,105)
Surrenders, withdrawals and death benefits	(191,790,300)	(534,484,388)	(439,144,640)	(240,811,553)	(892,871,161)
Net transfers between other subaccounts
or fixed rate option	370,107,736	196,585,979	284,025,448	140,196,997	990,686,650
Miscellaneous transactions	(6,117)	(16,971)	393	1,656	(5,164)
Other charges	(26,939,499)	(77,131,361)	(43,156,250)	(38,238,550)	(148,811,986)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	177,265,392	(184,555,102)	(82,224,207)	(74,839,786)	160,936,404

TOTAL INCREASE (DECREASE) IN NET ASSETS	516,969,929	997,790,271	425,533,119	471,832,751	2,142,701,450

NET ASSETS
Beginning of period	2,281,768,895	6,701,811,750	3,901,018,323	2,980,411,166	11,139,503,571
End of period	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021

Beginning units	186,564,308	454,582,371	292,347,218	223,079,707	735,148,564
Units issued	47,843,687	50,961,223	44,495,151	25,364,367	126,837,899
Units redeemed	(34,689,377)	(59,935,128)	(49,118,304)	(29,136,031)	(114,113,417)
Ending units	199,718,618	445,608,466	287,724,065	219,308,043	747,873,046

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(98,405,443)	$(14,245,651)	$642,684	$(4,196,921)	$(23,968,850)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	355,724,381	92,928,484	—	20,176,419	41,747,534
Net change in unrealized appreciation (depreciation) on investments	871,809,781	135,337,036	—	48,159,247	93,482,322
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,129,128,719	214,019,869	642,684	64,138,745	111,261,006

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	122,982,899	32,575,226	40,460,069	7,514,989	16,133,543
Annuity payments	(1,200,379)	(1,099,425)	(537,336)	(199,526)	(1,780,648)
Surrenders, withdrawals and death benefits	(471,745,943)	(82,040,549)	(949,867,930)	(21,886,057)	(148,047,831)
Net transfers between other subaccounts
or fixed rate option	138,084,890	49,168,060	923,007,055	21,066,300	182,127,280
Miscellaneous transactions	21,743	61,864	1,122	5,834	12,861
Other charges	(71,059,072)	(8,060,787)	(1,204,551)	(2,288,937)	(14,507,262)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(282,915,862)	(9,395,611)	11,858,429	4,212,603	33,937,943

TOTAL INCREASE (DECREASE) IN NET ASSETS	846,212,857	204,624,258	12,501,113	68,351,348	145,198,949

NET ASSETS
Beginning of period	5,670,024,918	806,817,394	218,732,261	223,149,485	1,411,076,520
End of period	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469

Beginning units	369,894,103	29,237,797	23,879,398	10,534,931	124,402,677
Units issued	34,138,602	6,697,000	46,215,829	2,743,605	29,372,598
Units redeemed	(48,391,749)	(6,602,864)	(44,953,814)	(2,510,068)	(26,942,581)
Ending units	355,640,956	29,331,933	25,141,413	10,768,468	126,832,694

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019**

OPERATIONS
Net investment income (loss)	$(1,847,075)	$(3,167,380)	$(42,551,075)	$(18,601,783)	$(681,291)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,888,721	15,304,164	277,211,839	29,547,859	1,251,260
Net change in unrealized appreciation (depreciation) on investments	20,310,920	58,287,199	7,157,533	119,133,859	(513,940)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,352,566	70,423,983	241,818,297	130,079,935	56,029

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,100,001	5,807,260	32,585	15,277,921	—
Annuity payments	(135,122)	(156,582)	(404,969)	(596,886)	—
Surrenders, withdrawals and death benefits	(9,539,624)	(20,003,944)	(156,339,645)	(119,588,808)	(6,311,493)
Net transfers between other subaccounts
or fixed rate option	11,775,018	(4,049,760)	(5,640,890,539)	125,244,632	(63,294,806)
Miscellaneous transactions	5,374	2,538	1,777	(641)	(448)
Other charges	(1,029,526)	(2,732,374)	(33,081,430)	(12,924,230)	(42,542)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,176,121	(21,132,862)	(5,830,682,221)	7,411,988	(69,649,289)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,528,687	49,291,121	(5,588,863,924)	137,491,923	(69,593,260)

NET ASSETS
Beginning of period	112,783,217	234,931,198	7,019,501,857	1,185,538,988	69,593,260
End of period	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—

Beginning units	10,562,740	18,471,642	571,595,380	96,819,955	6,207,848
Units issued	2,635,849	2,747,032	94,124,419	20,317,768	119,277
Units redeemed	(2,353,937)	(4,148,767)	(568,369,655)	(19,870,512)	(6,327,125)
Ending units	10,844,652	17,069,907	97,350,144	97,267,211	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,075,475)	$(3,138,136)	$(4,580,687)	$(57,838,719)	$(36,857,029)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,509,144	3,277,880	18,832,417	127,675,464	97,792,731
Net change in unrealized appreciation (depreciation) on investments	10,344,486	20,233,880	41,363,201	494,617,994	316,776,525
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,778,155	20,373,624	55,614,931	564,454,739	377,712,227

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,583,032	1,675,279	7,005,451	62,402,441	68,045,193
Annuity payments	(6,605)	(21,264)	(89,438)	(1,074,123)	(162,586)
Surrenders, withdrawals and death benefits	(5,193,333)	(14,727,470)	(23,750,511)	(262,534,734)	(147,576,727)
Net transfers between other subaccounts
or fixed rate option	4,518,590	33,006,186	28,075,788	236,013,628	143,829,790
Miscellaneous transactions	632	1,861	17,246	(7,317)	15,416
Other charges	(654,709)	(2,079,864)	(2,835,812)	(46,283,353)	(28,287,713)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,247,607	17,854,728	8,422,724	(11,483,458)	35,863,373

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,025,762	38,228,352	64,037,655	552,971,281	413,575,600

NET ASSETS
Beginning of period	57,714,975	171,196,680	258,664,568	3,400,440,878	2,084,921,977
End of period	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577

Beginning units	3,863,971	18,398,504	13,467,787	262,006,212	147,089,747
Units issued	1,240,097	6,776,561	3,527,667	31,236,386	21,741,372
Units redeemed	(1,128,208)	(5,119,014)	(3,077,042)	(30,803,019)	(18,140,297)
Ending units	3,975,860	20,056,051	13,918,412	262,439,579	150,690,822

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(31,222,894)	$(7,036)	$924	$(7,014)	$(21,164)
Capital gains distributions received	—	27,323	80,009	38,005	205,653
Net realized gain (loss) on shares redeemed	52,623,402	26,673	(18,183)	58,608	51,943
Net change in unrealized appreciation (depreciation) on investments	244,893,079	62,504	46,353	88,450	24,300
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	266,293,587	109,464	109,103	178,049	260,732

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,629,241	—	5,214	16,726	10,613
Annuity payments	(459,236)	—	—	—	—
Surrenders, withdrawals and death benefits	(130,827,570)	(11,544)	(10,374)	(42,483)	(71,777)
Net transfers between other subaccounts
or fixed rate option	209,986,567	102,510	28,001	(162,424)	118,264
Miscellaneous transactions	(6,304)	—	—	21	3
Other charges	(25,325,861)	(4,396)	(5,143)	(6,582)	(13,892)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	102,996,837	86,570	17,698	(194,742)	43,211

TOTAL INCREASE (DECREASE) IN NET ASSETS	369,290,424	196,034	126,801	(16,693)	303,943

NET ASSETS
Beginning of period	1,775,755,842	432,173	405,129	712,958	1,412,832
End of period	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775

Beginning units	146,491,433	16,200	23,269	58,275	55,775
Units issued	26,618,217	9,074	8,395	14,233	20,272
Units redeemed	(18,347,847)	(5,877)	(6,434)	(26,146)	(18,105)
Ending units	154,761,803	19,397	25,230	46,362	57,942

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,933)	$(8,360)	$(4,747)	$1,424	$(6,320)
Capital gains distributions received	98,644	60,558	17,392	14,050	72,583
Net realized gain (loss) on shares redeemed	17,156	(9,277)	(191)	2,021	(13,724)
Net change in unrealized appreciation (depreciation) on investments	27,753	66,525	88,383	34,450	32,308
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	136,620	109,446	100,837	51,945	84,847

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,294	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,460)	(27,680)	(37,082)	(10,469)	(34,721)
Net transfers between other subaccounts
or fixed rate option	(94,166)	25,242	229,696	124,002	(99,757)
Miscellaneous transactions	—	—	—	55	—
Other charges	(4,775)	(4,947)	(3,899)	(2,564)	(3,753)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(102,107)	(7,385)	188,715	111,024	(138,231)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,513	102,061	289,552	162,969	(53,384)

NET ASSETS
Beginning of period	472,779	487,977	332,837	174,678	579,708
End of period	$507,292	$590,038	$622,389	$337,647	$526,324

Beginning units	27,062	27,609	20,252	12,443	26,844
Units issued	3,989	5,308	12,894	9,576	4,357
Units redeemed	(8,872)	(5,299)	(3,134)	(4,305)	(9,746)
Ending units	22,179	27,618	30,012	17,714	21,455

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,788)	$1,257	$3,188	$(16,125)	$(3,606)
Capital gains distributions received	—	—	34,692	259,818	79,755
Net realized gain (loss) on shares redeemed	(9,193)	(2,163)	9,996	19,508	22,416
Net change in unrealized appreciation (depreciation) on investments	56,133	9,226	53,569	(4,021)	96,292
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,152	8,320	101,445	259,180	194,857

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	3,581	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(13,904)	(3,486)	(9,555)	(39,148)	(17,936)
Net transfers between other subaccounts
or fixed rate option	(85,961)	10,282	151,772	141,460	63,004
Miscellaneous transactions	11	—	—	—	39
Other charges	(1,473)	(587)	(5,173)	(8,610)	(6,206)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(101,327)	6,209	140,625	93,702	38,901

TOTAL INCREASE (DECREASE) IN NET ASSETS	(57,175)	14,529	242,070	352,882	233,758

NET ASSETS
Beginning of period	291,669	64,024	414,629	866,484	683,982
End of period	$234,494	$78,553	$656,699	$1,219,366	$917,740

Beginning units	16,720	5,888	24,933	43,260	49,052
Units issued	3,676	2,550	10,998	10,408	9,904
Units redeemed	(8,797)	(2,038)	(4,582)	(5,997)	(7,205)
Ending units	11,599	6,400	31,349	47,671	51,751

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,714,634)	$(661,003)	$(996,526)	$3,767	$(11,392)
Capital gains distributions received	—	—	—	63,442	83,048
Net realized gain (loss) on shares redeemed	21,741,924	315,574	3,303,343	(12,510)	58,108
Net change in unrealized appreciation (depreciation) on investments	48,983,795	637,496	(1,240,475)	(34,651)	79,867
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	67,011,085	292,067	1,066,342	20,048	209,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,126,522	—	—	—	173
Annuity payments	(159,229)	—	—	—	—
Surrenders, withdrawals and death benefits	(23,510,893)	(11,475,042)	(4,120,312)	(13,142)	(224,177)
Net transfers between other subaccounts
or fixed rate option	12,841,464	47,000,736	(8,727,674)	(7,254)	(22,342)
Miscellaneous transactions	2,783	581	214	—	2
Other charges	(2,226,502)	(3,947)	(28,654)	(443)	(2,147)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	74,145	35,522,328	(12,876,426)	(20,839)	(248,491)

TOTAL INCREASE (DECREASE) IN NET ASSETS	67,085,230	35,814,395	(11,810,084)	(791)	(38,860)

NET ASSETS
Beginning of period	213,715,238	10,234,442	46,916,792	156,441	705,016
End of period	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156

Beginning units	9,214,671	873,859	3,939,092	9,950	177,323
Units issued	2,511,491	4,158,728	2,136,355	211	753
Units redeemed	(2,377,673)	(1,158,262)	(3,297,067)	(1,455)	(54,104)
Ending units	9,348,489	3,874,325	2,778,380	8,706	123,972

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,945)	$(557,051)	$(14,586,632)	$(29,202,734)	$(15,374)
Capital gains distributions received	62,057	—	—	—	145,054
Net realized gain (loss) on shares redeemed	16,955	683,494	83,137,060	49,472,488	63,241
Net change in unrealized appreciation (depreciation) on investments	13,779	704,332	140,360,164	251,314,114	148,689
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	85,846	830,775	208,910,592	271,583,868	341,610

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	218,336,187	57,193,306	—
Annuity payments	—	—	(146,688)	(3,084,920)	—
Surrenders, withdrawals and death benefits	(51,616)	(2,215,768)	(227,650,351)	(133,193,607)	(256,717)
Net transfers between other subaccounts
or fixed rate option	19,510	(4,907,575)	(4,084,188)	88,666,892	(35,232)
Miscellaneous transactions	—	(1,380)	47,737	(1,875)	—
Other charges	(448)	(25,988)	(2,961,296)	(20,826,561)	(1,805)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,554)	(7,150,711)	(16,458,599)	(11,246,765)	(293,754)

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,292	(6,319,936)	192,451,993	260,337,103	47,856

NET ASSETS
Beginning of period	368,385	27,093,949	1,066,651,624	1,681,427,316	1,279,643
End of period	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499

Beginning units	16,751	2,413,046	77,775,300	142,882,750	65,422
Units issued	1,574	264,019	19,985,334	12,032,806	128
Units redeemed	(2,776)	(892,530)	(17,011,589)	(12,476,187)	(13,186)
Ending units	15,549	1,784,535	80,749,045	142,439,369	52,364

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,477,200)	$(155,592)	$(9,495,287)	$(65,035)	$(2,498,174)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,229,725	481,393	12,971,618	109,502	7,738,561
Net change in unrealized appreciation (depreciation) on investments	22,800,788	36,177	115,460,259	912,280	36,587,498
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,553,313	361,978	118,936,590	956,747	41,827,885

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,612,135	—	79,401,998	1,049,334	8,013,111
Annuity payments	(180,241)	—	(92,723)	—	(142,721)
Surrenders, withdrawals and death benefits	(48,354,340)	(858,012)	(37,959,063)	(371,914)	(11,114,386)
Net transfers between other subaccounts
or fixed rate option	75,258,512	(3,726,060)	84,909,200	(238,699)	29,780,387
Miscellaneous transactions	(87)	(338)	(3,138)	1,049	(1,538)
Other charges	(3,464,178)	(5,387)	(8,141,363)	(29,714)	(1,538,899)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	39,871,801	(4,589,797)	118,114,911	410,056	24,995,954

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,425,114	(4,227,819)	237,051,501	1,366,803	66,823,839

NET ASSETS
Beginning of period	295,254,166	10,166,811	511,595,147	6,818,248	138,715,955
End of period	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794

Beginning units	26,711,644	1,036,940	40,452,623	676,246	8,592,386
Units issued	10,861,973	161,279	12,166,452	191,597	3,707,207
Units redeemed	(7,295,542)	(625,054)	(3,679,887)	(154,276)	(2,262,132)
Ending units	30,278,075	573,165	48,939,188	713,567	10,037,461

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(238,809)	$(254,850)	$(2,219,077)	$(234,319,805)	$(189,444)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,113,553	(45,560)	8,737,614	7,000,132	590,491
Net change in unrealized appreciation (depreciation) on investments	(174,251)	4,546,379	30,596,302	2,007,497,930	3,533,007
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	700,493	4,245,969	37,114,839	1,780,178,257	3,934,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,221,921	5,529,274	3,288,521,346	2,796,158
Annuity payments	—	(41,696)	(200,898)	(1,691,348)	(42,910)
Surrenders, withdrawals and death benefits	(1,520,843)	(1,786,629)	(10,728,393)	(714,654,957)	(1,298,179)
Net transfers between other subaccounts
or fixed rate option	(14,995,114)	620,333	26,600,286	30,000,216	(183,279)
Miscellaneous transactions	(59)	1,737	4,320	92,174	1,504
Other charges	(4,397)	(112,953)	(1,309,222)	(1,360,685)	(85,569)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,520,413)	2,902,713	19,895,367	2,600,906,746	1,187,725

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,819,920)	7,148,682	57,010,206	4,381,085,003	5,121,779

NET ASSETS
Beginning of period	20,452,659	23,988,989	117,570,092	9,805,072,122	17,549,835
End of period	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614

Beginning units	2,166,830	2,405,900	7,719,740	941,647,455	1,160,988
Units issued	354,204	648,945	3,227,268	234,052,490	307,834
Units redeemed	(2,061,023)	(376,018)	(2,039,649)	(5,850,681)	(225,295)
Ending units	460,011	2,678,827	8,907,359	1,169,849,264	1,243,527

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(136,504)	$(359,310)	$(31,630,598)	$(212,832)	$(464,703)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	473,945	1,769,583	8,742,547	378,085	1,144,647
Net change in unrealized appreciation (depreciation) on investments	3,136,220	(227,063)	456,642,009	5,775,199	12,965,037
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,473,661	1,183,210	433,753,958	5,940,452	13,644,981

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,443,748	—	521,434,277	4,852,735	8,390,239
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(961,971)	(3,156,719)	(68,427,264)	(1,668,761)	(4,403,069)
Net transfers between other subaccounts
or fixed rate option	(99,558)	(19,704,579)	359,395,287	286,010	14,010,611
Miscellaneous transactions	(430)	288	(24,865)	(3,391)	(656)
Other charges	(68,660)	(5,018)	(29,970,509)	(197,961)	(421,719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,313,129	(22,866,028)	782,406,926	3,268,632	17,575,406

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,786,790	(21,682,818)	1,216,160,884	9,209,084	31,220,387

NET ASSETS
Beginning of period	13,957,331	30,694,154	1,489,625,043	29,295,145	52,914,322
End of period	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709

Beginning units	882,618	2,826,703	125,667,557	2,648,355	4,446,454
Units issued	249,667	542,905	63,219,605	520,475	1,987,457
Units redeemed	(143,080)	(2,593,975)	(3,363,424)	(221,139)	(544,382)
Ending units	989,205	775,633	185,523,738	2,947,691	5,889,529

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(461,959)	$(114,573)	$(220,524)	$(227,667)	$(13,067)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,431,477	29,715	648,451	296,200	(23,571)
Net change in unrealized appreciation (depreciation) on investments	9,001,752	1,039,596	7,569,930	2,627,277	(50,322)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,971,270	954,738	7,997,857	2,695,810	(86,960)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,565,437	2,272,649	5,395,868	4,944,503	282,471
Annuity payments	—	—	(69,662)	(25,769)	—
Surrenders, withdrawals and death benefits	(4,122,599)	(1,526,577)	(1,548,619)	(2,265,055)	(101,089)
Net transfers between other subaccounts
or fixed rate option	(3,479,323)	(1,096,925)	(947,206)	(358,958)	(278,883)
Miscellaneous transactions	2,968	(80)	1,823	373	44
Other charges	(434,774)	(111,797)	(205,021)	(217,052)	(12,107)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(468,291)	(462,730)	2,627,183	2,078,042	(109,564)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,502,979	492,008	10,625,040	4,773,852	(196,524)

NET ASSETS
Beginning of period	70,334,479	19,025,770	30,681,919	33,023,829	2,420,854
End of period	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330

Beginning units	5,860,541	1,990,339	2,697,700	3,215,908	254,063
Units issued	738,387	285,974	540,506	608,095	48,072
Units redeemed	(734,796)	(345,202)	(313,228)	(415,939)	(59,067)
Ending units	5,864,132	1,931,111	2,924,978	3,408,064	243,068

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(39,994)	$(43,130)	$(6,129,182)	$(1,147,004)	$(26,030)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	107,179	31,624	1,944,596	4,288,992	28,177
Net change in unrealized appreciation (depreciation) on investments	1,524,442	315,620	68,455,594	1,606,856	260,431
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,591,627	304,114	64,271,008	4,748,844	262,578

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	951,985	1,962,787	69,601,750	—	1,462,283
Annuity payments	—	—	(25,100)	(54,367)	—
Surrenders, withdrawals and death benefits	(188,012)	(365,330)	(12,939,085)	(8,833,850)	(178,226)
Net transfers between other subaccounts
or fixed rate option	(294,350)	1,864,509	65,412,318	(31,388,847)	(79,061)
Miscellaneous transactions	(15)	(130)	(13,546)	(38)	4
Other charges	(36,640)	(40,082)	(6,070,983)	(21,543)	(24,037)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	432,968	3,421,754	115,965,354	(40,298,645)	1,180,963

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,024,595	3,725,868	180,236,362	(35,549,801)	1,443,541

NET ASSETS
Beginning of period	5,675,867	5,149,142	321,087,527	74,689,589	3,850,443
End of period	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984

Beginning units	529,148	548,603	29,409,375	7,783,001	361,055
Units issued	100,400	515,367	11,277,973	2,248,355	159,022
Units redeemed	(58,916)	(161,563)	(1,334,892)	(6,267,890)	(47,408)
Ending units	570,632	902,407	39,352,456	3,763,466	472,669

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	6/28/2019**	12/31/2019	12/31/2019	6/28/2019**

OPERATIONS
Net investment income (loss)	$(12,083)	$(7,312)	$(15,905)	$(28,255)	$(8,380)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,731	4,365	28,767	35,796	(8,600)
Net change in unrealized appreciation (depreciation) on investments	155,979	7,333	132,294	618,027	119,274
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	153,627	4,386	145,156	625,568	102,294

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	705,871	210,974	648,180	732,672	46,093
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(72,076)	(27,777)	(96,738)	(149,849)	(22,211)
Net transfers between other subaccounts
or fixed rate option	172,242	(2,342,183)	558,735	98,753	(3,034,613)
Miscellaneous transactions	221	(21)	(380)	(75)	(9)
Other charges	(10,644)	(6,799)	(14,598)	(25,409)	(7,613)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	795,614	(2,165,806)	1,095,199	656,092	(3,018,353)

TOTAL INCREASE (DECREASE) IN NET ASSETS	949,241	(2,161,420)	1,240,355	1,281,660	(2,916,059)

NET ASSETS
Beginning of period	1,609,795	2,161,420	2,103,437	3,886,044	2,916,059
End of period	$2,559,036	$—	$3,343,792	$5,167,704	$—

Beginning units	154,322	241,063	195,134	378,169	340,397
Units issued	88,150	66,771	136,752	101,880	25,751
Units redeemed	(13,379)	(307,834)	(37,178)	(42,056)	(366,148)
Ending units	229,093	—	294,708	437,993	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	6/28/2019**	1/25/2019**	12/31/2019

OPERATIONS
Net investment income (loss)	$(46,772)	$(53,610)	$(14,083)	$(6,066)	$352,609
Capital gains distributions received	—	—	—	—	1,896,144
Net realized gain (loss) on shares redeemed	4,384	12,219	493,418	1,171,187	100
Net change in unrealized appreciation (depreciation) on investments	1,172,475	431,800	7,321	(655,665)	4,703,648
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,130,087	390,409	486,656	509,456	6,952,501

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,120,222	867,667	302,645	344,340	7,045,210
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(226,807)	(405,087)	(39,412)	(73,964)	(2,035,097)
Net transfers between other subaccounts
or fixed rate option	306,429	182,510	(5,578,278)	(15,027,786)	16,249
Miscellaneous transactions	67	(215)	(13)	1,047	924
Other charges	(42,679)	(51,411)	(14,362)	(7,016)	(251,081)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,157,232	593,464	(5,329,420)	(14,763,379)	4,776,205

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,287,319	983,873	(4,842,764)	(14,253,923)	11,728,706

NET ASSETS
Beginning of period	6,560,071	8,325,853	4,842,764	14,253,923	39,435,605
End of period	$8,847,390	$9,309,726	$—	$—	$51,164,311

Beginning units	668,651	874,887	456,087	1,268,915	3,692,794
Units issued	182,989	132,737	31,143	20,566	729,398
Units redeemed	(72,611)	(73,133)	(487,230)	(1,289,481)	(291,759)
Ending units	779,029	934,491	—	—	4,130,433

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$421,090	$(1,184,283)	$24,421	$(293,808)	$(192,026)
Capital gains distributions received	44,540	—	—	—	—
Net realized gain (loss) on shares redeemed	60,545	4,461,791	126,822	1,938,487	306,521
Net change in unrealized appreciation (depreciation) on investments	1,560,300	2,285,245	929,895	(155,348)	(70,028)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,086,475	5,562,753	1,081,138	1,489,331	44,467

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,716,247	—	6,933	—	—
Annuity payments	—	—	(65,825)	—	—
Surrenders, withdrawals and death benefits	(753,615)	(10,809,037)	(493,932)	(1,931,823)	(2,261,737)
Net transfers between other subaccounts
or fixed rate option	901,888	(46,769,924)	(101,594)	(17,083,356)	17,952,073
Miscellaneous transactions	(349)	(6,677)	305	137,288	124
Other charges	(102,334)	(31,386)	(23,463)	(5,319)	(3,115)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,761,837	(57,617,024)	(677,576)	(18,883,210)	15,687,345

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,848,312	(52,054,271)	403,562	(17,393,879)	15,731,812

NET ASSETS
Beginning of period	13,988,226	86,290,881	5,533,421	26,722,851	3,009,145
End of period	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957

Beginning units	1,264,337	9,049,585	506,495	2,787,789	312,997
Units issued	472,206	2,095,465	19,281	2,042,450	2,184,561
Units redeemed	(142,375)	(7,848,603)	(75,070)	(3,943,588)	(732,015)
Ending units	1,594,168	3,296,447	450,706	886,651	1,765,543
The accompanying notes are an integral part of these financial statements.
A 56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio
	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*	8/19/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(7,798,261)	$(97,827)	$(966,371)	$(680,217)	$(238)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,774	(6,275)	21,723	71,948	1
Net change in unrealized appreciation (depreciation) on investments	112,524,122	(119,031)	13,051,597	8,199,888	1,148
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	104,792,635	(223,133)	12,106,949	7,591,619	911

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	458,956,756	—	153,911,798	114,530,816	278,535
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(7,902,684)	(1,694,310)	(551,814)	(573,486)	—
Net transfers between other subaccounts
or fixed rate option	80,045,106	12,144,440	7,427,163	7,286,415	—
Miscellaneous transactions	(6,597)	94,520	11,841	5,344	—
Other charges	(7,625,018)	(304)	(711,987)	(591,848)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	523,467,563	10,544,346	160,087,001	120,657,241	278,535

TOTAL INCREASE (DECREASE) IN NET ASSETS	628,260,198	10,321,213	172,193,950	128,248,860	279,446

NET ASSETS
Beginning of period	274,473,102	—	—	—	—
End of period	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446

Beginning units	28,990,091	—	—	—	—
Units issued	50,118,528	3,763,328	14,205,968	11,103,167	27,773
Units redeemed	(133,918)	(2,842,978)	(81,612)	(214,090)	—
Ending units	78,974,701	920,350	14,124,356	10,889,077	27,773

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Corporate Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
	8/19/2019*	8/19/2019*	8/19/2019*	8/19/2019*	11/18/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(238)	$(218)	$(744)	$(238)	$(461)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1	1	4	1	3
Net change in unrealized appreciation (depreciation) on investments	1,386	1,498	5,018	1,090	8,295
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,149	1,281	4,278	853	7,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	278,534	261,034	640,035	278,535	1,091,132
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	73
Miscellaneous transactions	—	—	—	—	367
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	278,534	261,034	640,035	278,535	1,091,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	279,683	262,315	644,313	279,388	1,099,409

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$279,683	$262,315	$644,313	$279,388	$1,099,409

Beginning units	—	—	—	—	—
Units issued	27,742	26,072	63,601	27,768	106,752
Units redeemed	—	—	—	—	(26)
Ending units	27,742	26,072	63,601	27,768	106,726

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$33,696	$(1,837,732)	$(2,522,005)	$(147,673)	$(180,128)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,467,226	13,380,820	618,353	1,042,019
Net change in unrealized appreciation (depreciation) on investments	—	(2,921,368)	(19,531,080)	(1,005,978)	(1,317,844)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,696	(2,291,874)	(8,672,265)	(535,298)	(455,953)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,109,260	754,870	628,347	24,817	10,000
Annuity payments	(1,251,270)	(1,635,135)	(883,438)	(157,682)	(174,200)
Surrenders, withdrawals and death benefits	(15,704,956)	(15,409,667)	(18,733,635)	(1,085,036)	(1,632,626)
Net transfers between other subaccounts
or fixed rate option	10,767,531	1,565,253	(3,781,891)	(72,825)	(451,507)
Miscellaneous transactions	5,502	4,612	5,060	385	34
Other charges	(102,328)	(32,379)	(139,476)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,176,261)	(14,752,446)	(22,905,033)	(1,290,341)	(2,248,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,142,565)	(17,044,320)	(31,577,298)	(1,825,639)	(2,704,252)

NET ASSETS
Beginning of period	82,409,467	140,779,795	176,689,783	11,108,455	13,994,718
End of period	$77,266,902	$123,735,475	$145,112,485	$9,282,816	$11,290,466

Beginning units	72,664,979	51,465,051	48,485,270	3,315,066	4,680,398
Units issued	14,932,722	621,807	442,257	12,629	15,492
Units redeemed	(19,435,976)	(6,134,079)	(6,421,856)	(395,736)	(769,823)
Ending units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067

The accompanying notes are an integral part of these financial statements.
A 59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,339,958)	$1,889,605	$(42,051)	$(4,168,246)	$(821,789)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,689,572	(620,728)	(94,585)	16,909,451	3,804,330
Net change in unrealized appreciation (depreciation) on investments	(32,732,672)	(4,684,569)	(447,588)	(29,046,554)	(7,292,896)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(23,383,058)	(3,415,692)	(584,224)	(16,305,349)	(4,310,355)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	630,124	331,874	6,337	12,784,179	205,759
Annuity payments	(1,373,538)	(758,470)	(20,685)	(1,658,121)	(327,167)
Surrenders, withdrawals and death benefits	(23,535,629)	(16,239,176)	(230,424)	(28,784,235)	(6,053,257)
Net transfers between other subaccounts
or fixed rate option	(2,550,792)	213,851	(13,597)	3,072,515	(360,062)
Miscellaneous transactions	11,103	(3,363)	(74)	11,342	948
Other charges	(307,866)	(189,435)	—	(320,995)	(65,108)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,126,598)	(16,644,719)	(258,443)	(14,895,315)	(6,598,887)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,509,656)	(20,060,411)	(842,667)	(31,200,664)	(10,909,242)

NET ASSETS
Beginning of period	234,532,063	142,013,058	3,270,340	286,797,588	57,219,667
End of period	$184,022,407	$121,952,647	$2,427,673	$255,596,924	$46,310,425

Beginning units	69,321,450	28,650,342	617,613	79,672,113	20,166,766
Units issued	456,648	418,112	6,472	3,086,099	483,594
Units redeemed	(8,575,239)	(3,835,949)	(56,597)	(10,366,220)	(2,787,704)
Ending units	61,202,859	25,232,505	567,488	72,391,992	17,862,656

The accompanying notes are an integral part of these financial statements.
A 60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(4,375,839)	$(845,410)	$(22,007)	$346,126	$(351,818)
Capital gains distributions received	—	—	1,684,987	5,062,548	4,262,648
Net realized gain (loss) on shares redeemed	29,135,768	5,509,481	528,786	2,311,667	2,168,028
Net change in unrealized appreciation (depreciation) on investments	(27,688,101)	(10,822,105)	(5,056,422)	(13,811,686)	(12,850,006)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,928,172)	(6,158,034)	(2,864,656)	(6,091,345)	(6,771,148)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	993,316	5,077,974	48,328	120,307	141,448
Annuity payments	(2,110,714)	(328,108)	(152,358)	(579,195)	(425,262)
Surrenders, withdrawals and death benefits	(30,358,309)	(6,133,117)	(2,144,388)	(8,073,289)	(6,760,791)
Net transfers between other subaccounts
or fixed rate option	(5,331,133)	1,191,128	48,382	(304,292)	(466,057)
Miscellaneous transactions	6,776	7,603	(210)	1,863	(1,028)
Other charges	(247,452)	(17,837)	(3,251)	(12,431)	(17,562)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,047,516)	(202,357)	(2,203,497)	(8,847,037)	(7,529,252)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,975,688)	(6,360,391)	(5,068,153)	(14,938,382)	(14,300,400)

NET ASSETS
Beginning of period	294,436,374	59,097,143	20,482,638	65,251,496	71,341,593
End of period	$254,460,686	$52,736,752	$15,414,485	$50,313,114	$57,041,193

Beginning units	70,791,825	9,680,422	10,239,900	16,254,805	23,684,824
Units issued	951,243	1,040,972	254,061	60,818	22,671
Units redeemed	(9,137,411)	(1,544,021)	(1,375,646)	(2,275,920)	(2,477,456)
Ending units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039

The accompanying notes are an integral part of these financial statements.
A 61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(470,803)	$179,792	$(126,271)	$(826,324)	$57,442
Capital gains distributions received	2,617,375	—	2,036,869	4,165,209	1,580
Net realized gain (loss) on shares redeemed	2,020,687	(85,463)	705,892	4,167,543	1,590,009
Net change in unrealized appreciation (depreciation) on investments	(5,734,014)	(8,871,784)	(3,455,432)	(6,199,804)	(3,988,773)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,566,755)	(8,777,455)	(838,942)	1,306,624	(2,339,742)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	80,508	75,061	16,761	177,225	35,940
Annuity payments	(286,098)	(342,473)	(284,341)	(220,730)	(76,843)
Surrenders, withdrawals and death benefits	(5,855,849)	(5,618,001)	(1,842,534)	(6,026,222)	(2,698,470)
Net transfers between other subaccounts
or fixed rate option	(1,053,094)	(121,655)	(145,682)	(1,348,825)	(1,295,800)
Miscellaneous transactions	2,109	(331)	(338)	(378)	1,179
Other charges	(14,417)	(13,235)	(3,837)	(15,287)	(4,467)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,126,841)	(6,020,634)	(2,259,971)	(7,434,217)	(4,038,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,693,596)	(14,798,089)	(3,098,913)	(6,127,593)	(6,378,203)

NET ASSETS
Beginning of period	55,171,307	60,057,192	18,257,977	60,860,818	26,278,917
End of period	$46,477,711	$45,259,103	$15,159,064	$54,733,225	$19,900,714

Beginning units	17,051,349	16,962,114	5,304,052	15,862,556	6,738,168
Units issued	15,063	60,495	15,920	137,101	48,246
Units redeemed	(2,083,959)	(1,769,757)	(648,781)	(1,903,980)	(1,088,964)
Ending units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450

The accompanying notes are an integral part of these financial statements.
A 62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(331,988)	$(613,948)	$(144,592)	$(121,888)	$(1,367,520)
Capital gains distributions received	2,423,525	—	4,008,267	979,798	—
Net realized gain (loss) on shares redeemed	(450,023)	4,412,787	(133,098)	461,145	6,261,786
Net change in unrealized appreciation (depreciation) on investments	(2,948,205)	(6,161,155)	(7,145,381)	(1,211,768)	(17,185,032)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,306,691)	(2,362,316)	(3,414,804)	107,287	(12,290,766)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,165	76,311	35,112	1,351	304,250
Annuity payments	(207,535)	(359,545)	(148,155)	(28,023)	(228,765)
Surrenders, withdrawals and death benefits	(2,364,522)	(5,409,507)	(2,533,583)	(847,167)	(8,803,410)
Net transfers between other subaccounts
or fixed rate option	(270,586)	(812,474)	(224,542)	(101,372)	(806,238)
Miscellaneous transactions	(366)	(2,315)	(403)	(167)	(1,995)
Other charges	(5,372)	(8,601)	(4,396)	(1,506)	(208,819)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,811,216)	(6,516,131)	(2,875,967)	(976,884)	(9,744,977)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,117,907)	(8,878,447)	(6,290,771)	(869,597)	(22,035,743)

NET ASSETS
Beginning of period	24,042,841	44,792,277	25,779,494	8,716,310	90,794,381
End of period	$19,924,934	$35,913,830	$19,488,723	$7,846,713	$68,758,638

Beginning units	7,436,523	13,523,215	12,130,078	5,895,436	26,955,843
Units issued	115,845	117,287	55,813	362,410	359,610
Units redeemed	(936,854)	(2,024,355)	(1,420,766)	(997,755)	(3,258,098)
Ending units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355

The accompanying notes are an integral part of these financial statements.
A 63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(131,587)	$(1,616,281)	$(491,121)	$(8,460,885)	$(3,479,154)
Capital gains distributions received	505,317	—	—	—	—
Net realized gain (loss) on shares redeemed	541,660	8,657,292	1,011,922	25,497,281	12,526,265
Net change in unrealized appreciation (depreciation) on investments	(1,227,490)	(15,249,087)	(4,697,784)	(72,641,818)	(22,440,112)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(312,100)	(8,208,076)	(4,176,983)	(55,605,422)	(13,393,001)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,494	266,702	18,642	7,797,950	6,706,784
Annuity payments	(19,790)	(339,748)	(61,443)	(97,385)	(208,127)
Surrenders, withdrawals and death benefits	(914,674)	(11,749,045)	(2,913,058)	(44,687,203)	(15,473,116)
Net transfers between other subaccounts
or fixed rate option	(466,313)	(2,293,168)	239,731	(55,736,738)	(27,869,017)
Miscellaneous transactions	482	(351)	3,713	(1,612)	(3,823)
Other charges	(28,154)	(257,195)	(74,046)	(5,938,506)	(1,998,543)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,390,955)	(14,372,805)	(2,786,461)	(98,663,494)	(38,845,842)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,703,055)	(22,580,881)	(6,963,444)	(154,268,916)	(52,238,843)

NET ASSETS
Beginning of period	10,325,654	105,906,348	32,256,909	646,682,943	243,725,462
End of period	$8,622,599	$83,325,467	$25,293,465	$492,414,027	$191,486,619

Beginning units	4,942,917	31,152,249	16,536,321	36,026,323	12,441,393
Units issued	55,461	247,629	662,254	1,687,901	1,374,344
Units redeemed	(636,236)	(4,278,421)	(2,074,828)	(7,199,920)	(3,349,382)
Ending units	4,362,142	27,121,457	15,123,747	30,514,304	10,466,355

The accompanying notes are an integral part of these financial statements.
A 64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(24,084,511)	$(2,091,541)	$(3,025,002)	$(2,880,873)	$(1,693,494)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	72,732,797	6,883,001	10,020,628	17,671,544	7,934,543
Net change in unrealized appreciation (depreciation) on investments	(147,205,973)	(20,100,361)	(13,636,875)	(35,485,593)	(25,263,541)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(98,557,687)	(15,308,901)	(6,641,249)	(20,694,922)	(19,022,492)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,574,944	8,733,710	12,055,438	6,295,796	1,433,712
Annuity payments	(508,393)	(29,211)	(52,715)	(54,821)	(92,422)
Surrenders, withdrawals and death benefits	(94,302,357)	(9,484,337)	(16,822,804)	(14,240,914)	(7,812,550)
Net transfers between other subaccounts
or fixed rate option	(158,847,109)	2,687,060	(22,955,238)	(4,994,570)	(9,191,296)
Miscellaneous transactions	(1,652)	11,183	(299)	(3,667)	(775)
Other charges	(15,716,408)	(1,165,823)	(1,574,254)	(1,680,405)	(939,863)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(219,800,975)	752,582	(29,349,872)	(14,678,581)	(16,603,194)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(318,358,662)	(14,556,319)	(35,991,121)	(35,373,503)	(35,625,686)

NET ASSETS
Beginning of period	1,564,162,696	134,366,944	219,286,967	181,631,221	119,136,144
End of period	$1,245,804,034	$119,810,625	$183,295,846	$146,257,718	$83,510,458

Beginning units	111,352,127	8,177,523	14,828,713	8,199,145	5,460,598
Units issued	5,773,041	2,023,181	2,081,441	1,596,042	544,858
Units redeemed	(21,762,529)	(1,984,059)	(4,012,504)	(2,243,701)	(1,332,536)
Ending units	95,362,639	8,216,645	12,897,650	7,551,486	4,672,920

The accompanying notes are an integral part of these financial statements.
A 65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,078,786)	$(9,245,001)	$(5,601,166)	$(6,861,791)	$(2,589,974)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,138,719	36,082,126	26,310,448	50,556,461	16,384,482
Net change in unrealized appreciation (depreciation) on investments	(31,123,565)	(57,903,641)	(87,824,159)	(57,643,208)	(14,706,429)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(24,063,632)	(31,066,516)	(67,114,877)	(13,948,538)	(911,921)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,864,362	15,216,451	10,480,478	7,904,668	12,907,236
Annuity payments	(58,884)	(115,686)	(252,480)	(250,309)	(68,380)
Surrenders, withdrawals and death benefits	(9,359,754)	(41,374,740)	(28,291,622)	(35,153,386)	(12,960,173)
Net transfers between other subaccounts
or fixed rate option	(11,890,901)	(42,428,665)	(5,891,108)	(55,129,165)	8,942,894
Miscellaneous transactions	(366)	(1,116)	13,456	1,209	25,176
Other charges	(1,119,403)	(5,477,187)	(4,627,075)	(3,863,189)	(1,570,310)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(18,564,946)	(74,180,943)	(28,568,351)	(86,490,172)	7,276,443

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,628,578)	(105,247,459)	(95,683,228)	(100,438,710)	6,364,522

NET ASSETS
Beginning of period	144,480,301	608,566,928	467,504,771	466,162,553	170,338,092
End of period	$101,851,723	$503,319,469	$371,821,543	$365,723,843	$176,702,614

Beginning units	6,774,556	29,238,537	22,705,280	18,618,717	7,414,319
Units issued	1,053,148	2,916,786	2,316,609	1,413,352	2,229,815
Units redeemed	(1,952,670)	(6,398,543)	(3,732,763)	(4,733,629)	(1,916,202)
Ending units	5,875,034	25,756,780	21,289,126	15,298,440	7,727,932

The accompanying notes are an integral part of these financial statements.
A 66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(5,514,233)	$(2,338,604)	$(3,993,881)	$(4,002,822)	$(177,868,027)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	22,695,708	898,154	20,977,556	8,436,926	418,977,384
Net change in unrealized appreciation (depreciation) on investments	(79,213,633)	238,865	(41,401,304)	(47,784,486)	(996,059,803)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(62,032,158)	(1,201,585)	(24,417,629)	(43,350,382)	(754,950,446)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,608,694	11,627,718	10,887,662	4,208,075	334,086,492
Annuity payments	(130,004)	(335,264)	(21,762)	(178,034)	(3,808,497)
Surrenders, withdrawals and death benefits	(23,995,078)	(19,437,582)	(18,198,810)	(19,235,835)	(683,313,211)
Net transfers between other subaccounts
or fixed rate option	(30,173,583)	307,295	(17,352,698)	(44,248,565)	(610,661,683)
Miscellaneous transactions	(3,240)	(725)	7,058	561	36,926
Other charges	(3,069,385)	(1,115,192)	(2,274,109)	(2,249,995)	(125,417,625)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(44,762,596)	(8,953,750)	(26,952,659)	(61,703,793)	(1,089,077,598)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(106,794,754)	(10,155,335)	(51,370,288)	(105,054,175)	(1,844,028,044)

NET ASSETS
Beginning of period	381,806,595	164,924,467	275,318,533	285,152,483	11,688,100,623
End of period	$275,011,841	$154,769,132	$223,948,245	$180,098,308	$9,844,072,579

Beginning units	16,836,160	16,297,749	10,874,830	26,240,624	717,175,192
Units issued	1,745,466	4,462,911	1,591,029	2,757,922	20,335,251
Units redeemed	(3,732,828)	(5,343,073)	(2,638,257)	(8,879,676)	(87,105,672)
Ending units	14,848,798	15,417,587	9,827,602	20,118,870	650,404,771

The accompanying notes are an integral part of these financial statements.
A 67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(6,243,792)	$(3,769,517)	$(2,357,086)	$(24,651,616)	$(146,486,893)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,671,565	8,319,332	1,066,188	69,999,257	390,967,717
Net change in unrealized appreciation (depreciation) on investments	(62,848,606)	(51,002,280)	2,509,060	(142,628,747)	(940,486,307)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(45,420,833)	(46,452,465)	1,218,162	(97,281,106)	(696,005,483)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,008,537	3,004,602	7,169,298	51,011,025	412,006,164
Annuity payments	(166,894)	(127,168)	(113,225)	(905,801)	(1,982,575)
Surrenders, withdrawals and death benefits	(30,456,843)	(18,376,612)	(11,934,448)	(95,969,562)	(563,374,491)
Net transfers between other subaccounts
or fixed rate option	(26,419,723)	3,127,720	(15,264,221)	(155,902,464)	(377,444,178)
Miscellaneous transactions	5,707	10,178	(319)	(3,860)	61,246
Other charges	(3,890,620)	(2,107,164)	(1,895,059)	(17,464,967)	(91,550,123)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(47,919,836)	(14,468,444)	(22,037,974)	(219,235,629)	(622,283,957)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,340,669)	(60,920,909)	(20,819,812)	(316,516,735)	(1,318,289,440)

NET ASSETS
Beginning of period	447,924,348	244,940,619	188,204,525	1,626,779,446	9,063,318,625
End of period	$354,583,679	$184,019,710	$167,384,713	$1,310,262,711	$7,745,029,185

Beginning units	22,832,242	17,268,158	18,786,865	119,255,539	536,307,375
Units issued	2,355,549	3,047,975	2,102,823	4,870,682	40,275,843
Units redeemed	(4,821,484)	(4,321,679)	(4,282,825)	(21,486,588)	(78,054,633)
Ending units	20,366,307	15,994,454	16,606,863	102,639,633	498,528,585
The accompanying notes are an integral part of these financial statements.
A 68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(50,473,778)	$(118,638,576)	$(71,698,542)	$(56,306,314)	$(217,546,690)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	187,014,681	314,455,670	180,171,357	145,458,678	451,187,522
Net change in unrealized appreciation (depreciation) on investments	(422,340,034)	(673,315,739)	(298,531,447)	(415,296,398)	(1,451,976,804)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(285,799,131)	(477,498,645)	(190,058,632)	(326,144,034)	(1,218,335,972)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	34,034,477	309,440,633	123,259,547	104,575,533	345,303,812
Annuity payments	(1,868,444)	(4,013,577)	(4,013,716)	(705,292)	(3,459,359)
Surrenders, withdrawals and death benefits	(200,995,709)	(484,353,160)	(355,099,490)	(216,801,654)	(825,068,195)
Net transfers between other subaccounts
or fixed rate option	(572,315,054)	(306,458,533)	(244,690,902)	(277,999,447)	(1,459,617,465)
Miscellaneous transactions	(15,249)	(5,064)	(67,256)	4,745	(22,505)
Other charges	(28,809,678)	(75,901,820)	(43,441,171)	(39,572,482)	(153,661,458)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(769,969,657)	(561,291,521)	(524,052,988)	(430,498,597)	(2,096,525,170)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,055,768,788)	(1,038,790,166)	(714,111,620)	(756,642,631)	(3,314,861,142)

NET ASSETS
Beginning of period	3,337,537,683	7,740,601,916	4,615,129,943	3,737,053,797	14,454,364,713
End of period	$2,281,768,895	$6,701,811,750	$3,901,018,323	$2,980,411,166	$11,139,503,571

Beginning units	245,825,116	489,239,827	329,485,420	253,498,091	865,745,078
Units issued	11,719,401	22,953,069	15,975,873	8,817,519	33,126,430
Units redeemed	(70,980,209)	(57,610,525)	(53,114,075)	(39,235,903)	(163,722,944)
Ending units	186,564,308	454,582,371	292,347,218	223,079,707	735,148,564

The accompanying notes are an integral part of these financial statements.
A 69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(103,960,557)	$(13,850,848)	$(245,020)	$(4,136,131)	$(25,627,413)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	289,364,077	82,017,760	—	21,220,336	27,088,454
Net change in unrealized appreciation (depreciation) on investments	(657,738,219)	(50,614,615)	—	(43,597,615)	(41,155,471)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(472,334,699)	17,552,297	(245,020)	(26,513,410)	(39,694,430)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	160,744,170	34,129,230	40,371,005	9,362,951	14,998,716
Annuity payments	(1,380,249)	(178,730)	(203,550)	(102,139)	(1,534,649)
Surrenders, withdrawals and death benefits	(409,223,138)	(64,468,315)	(859,470,284)	(18,521,500)	(129,988,466)
Net transfers between other subaccounts
or fixed rate option	(342,690,421)	(6,523,084)	839,151,563	5,092,053	(135,211,500)
Miscellaneous transactions	56,517	(32,401)	(1,025)	5,045	380
Other charges	(71,711,174)	(7,581,852)	(1,143,003)	(2,160,508)	(15,105,549)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(664,204,295)	(44,655,152)	18,704,706	(6,324,098)	(266,841,068)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,136,538,994)	(27,102,855)	18,459,686	(32,837,508)	(306,535,498)

NET ASSETS
Beginning of period	6,806,563,912	833,920,249	200,272,575	255,986,993	1,717,612,018
End of period	$5,670,024,918	$806,817,394	$218,732,261	$223,149,485	$1,411,076,520

Beginning units	410,174,737	30,786,925	22,116,718	10,814,190	147,932,167
Units issued	10,377,717	4,866,130	46,320,217	2,289,597	9,812,126
Units redeemed	(50,658,351)	(6,415,258)	(44,557,537)	(2,568,856)	(33,341,616)
Ending units	369,894,103	29,237,797	23,879,398	10,534,931	124,402,677

The accompanying notes are an integral part of these financial statements.
A 70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,039,333)	$(3,329,981)	$(38,207,291)	$(13,674,965)	$(885,983)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,997,017	9,394,240	8,726,092	12,454,871	7,908
Net change in unrealized appreciation (depreciation) on investments	(27,026,908)	(46,574,504)	58,842,706	(25,041,925)	409,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(25,069,224)	(40,510,245)	29,361,507	(26,262,019)	(468,424)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,320,710	9,563,069	38,797	13,966,771	—
Annuity payments	(97,026)	(31,039)	(407,536)	(287,375)	(11,530)
Surrenders, withdrawals and death benefits	(9,456,960)	(15,507,156)	(131,107,027)	(70,045,836)	(17,948,461)
Net transfers between other subaccounts
or fixed rate option	(3,817,949)	14,769,571	5,899,276,562	553,488,284	79,155,818
Miscellaneous transactions	7,479	9,430	12,802	(153)	(1,966)
Other charges	(1,060,178)	(2,951,242)	(28,052,363)	(8,691,832)	(4,522)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,103,924)	5,852,633	5,739,761,235	488,429,859	61,189,339

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,173,148)	(34,657,612)	5,769,122,742	462,167,840	60,720,915

NET ASSETS
Beginning of period	147,956,365	269,588,810	1,250,379,115	723,371,148	8,872,345
End of period	$112,783,217	$234,931,198	$7,019,501,857	$1,185,538,988	$69,593,260

Beginning units	11,482,988	18,217,927	91,942,817	56,851,935	754,700
Units issued	1,623,662	3,596,876	655,344,571	61,012,417	6,789,881
Units redeemed	(2,543,910)	(3,343,161)	(175,692,008)	(21,044,397)	(1,336,733)
Ending units	10,562,740	18,471,642	571,595,380	96,819,955	6,207,848

The accompanying notes are an integral part of these financial statements.
A 71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,147,646)	$(3,539,756)	$(5,079,231)	$(63,319,323)	$(39,134,450)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,505,692	6,955,024	25,831,603	160,997,783	108,185,383
Net change in unrealized appreciation (depreciation) on investments	(6,772,400)	(39,132,175)	(69,454,659)	(483,314,575)	(291,057,097)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,414,354)	(35,716,907)	(48,702,287)	(385,636,115)	(222,006,164)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,548,387	1,834,167	9,755,940	108,941,638	120,378,452
Annuity payments	(25,051)	—	(193,944)	(700,212)	(571,247)
Surrenders, withdrawals and death benefits	(5,715,385)	(13,924,925)	(23,329,497)	(233,221,998)	(142,017,584)
Net transfers between other subaccounts
or fixed rate option	(11,509,368)	(19,101,381)	(30,620,990)	(402,659,927)	(220,307,446)
Miscellaneous transactions	(89)	(1,159)	107	14,491	2,824
Other charges	(667,597)	(2,211,851)	(3,038,277)	(48,323,590)	(28,485,644)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,369,103)	(33,405,149)	(47,426,661)	(575,949,598)	(271,000,645)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,783,457)	(69,122,056)	(96,128,948)	(961,585,713)	(493,006,809)

NET ASSETS
Beginning of period	78,498,432	240,318,736	354,793,516	4,362,026,591	2,577,928,786
End of period	$57,714,975	$171,196,680	$258,664,568	$3,400,440,878	$2,084,921,977

Beginning units	4,913,350	21,865,500	15,520,221	304,321,037	164,997,779
Units issued	482,803	3,874,196	1,528,331	9,268,665	10,772,366
Units redeemed	(1,532,182)	(7,341,192)	(3,580,765)	(51,583,490)	(28,680,398)
Ending units	3,863,971	18,398,504	13,467,787	262,006,212	147,089,747

The accompanying notes are an integral part of these financial statements.
A 72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(33,887,284)	$(5,362)	$(550)	$(10,050)	$(22,996)
Capital gains distributions received	—	24,965	110,586	—	104,350
Net realized gain (loss) on shares redeemed	85,175,300	36,986	(31,935)	111,513	156,037
Net change in unrealized appreciation (depreciation) on investments	(239,261,307)	(53,419)	(184,499)	(198,839)	(169,891)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(187,973,291)	3,170	(106,398)	(97,376)	67,500

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72,892,237	—	—	6,687	3,600
Annuity payments	(596,801)	—	—	—	—
Surrenders, withdrawals and death benefits	(120,073,639)	(34,027)	(48,013)	(84,720)	(212,700)
Net transfers between other subaccounts
or fixed rate option	(318,166,018)	(54,015)	(213,495)	(354,999)	(304,267)
Miscellaneous transactions	914	—	(3)	7	202
Other charges	(26,131,860)	(2,915)	(5,960)	(8,169)	(13,546)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(392,075,167)	(90,957)	(267,471)	(441,194)	(526,711)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(580,048,458)	(87,787)	(373,869)	(538,570)	(459,211)

NET ASSETS
Beginning of period	2,355,804,300	519,960	778,998	1,251,528	1,872,043
End of period	$1,775,755,842	$432,173	$405,129	$712,958	$1,412,832

Beginning units	176,871,835	19,232	38,135	86,950	76,049
Units issued	7,815,769	4,469	8,981	10,012	9,483
Units redeemed	(38,196,171)	(7,501)	(23,847)	(38,687)	(29,757)
Ending units	146,491,433	16,200	23,269	58,275	55,775

The accompanying notes are an integral part of these financial statements.
A 73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(7,091)	$(9,018)	$(5,133)	$1,642	$(7,876)
Capital gains distributions received	—	53,503	56,680	24,860	54,485
Net realized gain (loss) on shares redeemed	60,658	1,350	4,175	(4,538)	24,668
Net change in unrealized appreciation (depreciation) on investments	(128,124)	(124,879)	(113,800)	(37,778)	(103,901)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(74,557)	(79,044)	(58,078)	(15,814)	(32,624)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,806	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(37,970)	(51,502)	(13,414)	(13,901)	(21,811)
Net transfers between other subaccounts
or fixed rate option	(225,585)	(21,615)	(63,027)	(44,917)	(169,581)
Miscellaneous transactions	—	—	—	(2)	1
Other charges	(5,157)	(5,187)	(2,920)	(1,946)	(5,471)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(261,906)	(78,304)	(79,361)	(60,766)	(196,862)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(336,463)	(157,348)	(137,439)	(76,580)	(229,486)

NET ASSETS
Beginning of period	809,242	645,325	470,276	251,258	809,194
End of period	$472,779	$487,977	$332,837	$174,678	$579,708

Beginning units	38,141	31,590	24,601	17,211	34,934
Units issued	3,278	4,922	1,606	2,852	3,563
Units redeemed	(14,357)	(8,903)	(5,955)	(7,620)	(11,653)
Ending units	27,062	27,609	20,252	12,443	26,844

The accompanying notes are an integral part of these financial statements.
A 74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(4,011)	$4,329	$5,595	$(14,983)	$(4,724)
Capital gains distributions received	30,799	—	17,422	46,243	—
Net realized gain (loss) on shares redeemed	9,075	(8,601)	10,990	62,905	36,239
Net change in unrealized appreciation (depreciation) on investments	(94,964)	(11,374)	(28,154)	(119,773)	(128,016)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(59,101)	(15,646)	5,853	(25,608)	(96,501)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	3,600	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(33,345)	(18,632)	(79,225)	(62,158)	(56,658)
Net transfers between other subaccounts
or fixed rate option	32,723	(25,179)	(85,657)	(62,968)	(37,213)
Miscellaneous transactions	—	—	—	(2)	(2)
Other charges	(2,996)	(844)	(4,459)	(7,563)	(6,535)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,618)	(44,655)	(165,741)	(132,691)	(100,408)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,719)	(60,301)	(159,888)	(158,299)	(196,909)

NET ASSETS
Beginning of period	354,388	124,325	574,517	1,024,783	880,891
End of period	$291,669	$64,024	$414,629	$866,484	$683,982

Beginning units	17,004	9,446	34,751	49,439	55,706
Units issued	7,491	3,307	5,231	5,106	2,379
Units redeemed	(7,775)	(6,865)	(15,049)	(11,285)	(9,033)
Ending units	16,720	5,888	24,933	43,260	49,052

The accompanying notes are an integral part of these financial statements.
A 75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,644,546)	$(203,536)	$(1,174,326)	$26,027	$(14,801)
Capital gains distributions received	—	—	—	58,766	88,654
Net realized gain (loss) on shares redeemed	22,696,338	69,564	393,518	(17,738)	67,642
Net change in unrealized appreciation (depreciation) on investments	(26,482,190)	(29,840)	(370,179)	(106,508)	(129,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,430,398)	(163,812)	(1,150,987)	(39,453)	12,279

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,044,896	—	—	—	—
Annuity payments	(34,215)	—	(24,562)	(12,452)	—
Surrenders, withdrawals and death benefits	(16,413,135)	(989,660)	(5,410,692)	(63,762)	(166,852)
Net transfers between other subaccounts
or fixed rate option	(4,396,484)	2,383,833	4,512,937	(6,788)	(65,838)
Miscellaneous transactions	(6,182)	(63)	(194)	(166)	8
Other charges	(2,127,237)	(3,738)	(35,404)	(673)	(2,741)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,932,357)	1,390,372	(957,915)	(83,841)	(235,423)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,362,755)	1,226,560	(2,108,902)	(123,294)	(223,144)

NET ASSETS
Beginning of period	230,077,993	9,007,882	49,025,694	279,735	928,160
End of period	$213,715,238	$10,234,442	$46,916,792	$156,441	$705,016

Beginning units	9,566,333	754,695	4,013,063	14,521	229,819
Units issued	2,290,759	329,904	752,573	65	1,159
Units redeemed	(2,642,421)	(210,740)	(826,544)	(4,636)	(53,655)
Ending units	9,214,671	873,859	3,939,092	9,950	177,323

The accompanying notes are an integral part of these financial statements.
A 76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(7,411)	$(704,015)	$(15,546,238)	$(30,292,449)	$(19,060)
Capital gains distributions received	39,079	—	—	—	135,465
Net realized gain (loss) on shares redeemed	21,438	208,719	30,804,328	63,170,466	69,100
Net change in unrealized appreciation (depreciation) on investments	(46,605)	(407,738)	(105,889,483)	(163,505,600)	(296,753)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,501	(903,034)	(90,631,393)	(130,627,583)	(111,248)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	142,830,872	121,369,504	—
Annuity payments	—	—	—	(2,642,515)	—
Surrenders, withdrawals and death benefits	(14,781)	(4,374,618)	(95,044,432)	(116,493,048)	(167,950)
Net transfers between other subaccounts
or fixed rate option	(25,957)	(3,741,862)	8,255,120	(142,413,491)	(9,707)
Miscellaneous transactions	8	265	28,389	4,465	—
Other charges	(523)	(29,135)	(2,318,692)	(20,401,977)	(2,063)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(41,253)	(8,145,350)	53,751,257	(160,577,062)	(179,720)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,752)	(9,048,384)	(36,880,136)	(291,204,645)	(290,968)

NET ASSETS
Beginning of period	403,137	36,142,333	1,103,531,760	1,972,631,961	1,570,611
End of period	$368,385	$27,093,949	$1,066,651,624	$1,681,427,316	$1,279,643

Beginning units	18,280	3,124,606	74,247,266	156,449,299	73,402
Units issued	880	454,996	10,104,518	10,507,088	1,791
Units redeemed	(2,409)	(1,166,556)	(6,576,484)	(24,073,637)	(9,771)
Ending units	16,751	2,413,046	77,775,300	142,882,750	65,422

The accompanying notes are an integral part of these financial statements.
A 77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,992,594)	$(169,816)	$(9,455,697)	$(63,538)	$(2,347,873)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,965,607	81,907	19,693,821	52,763	6,144,288
Net change in unrealized appreciation (depreciation) on investments	(5,414,596)	(30,008)	(71,966,653)	(546,425)	(22,461,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,441,583)	(117,917)	(61,728,529)	(557,200)	(18,664,593)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,034,075	—	44,354,571	1,230,670	7,496,535
Annuity payments	(27,811)	—	(225,786)	—	—
Surrenders, withdrawals and death benefits	(23,116,637)	(1,546,719)	(33,084,853)	(510,975)	(10,018,559)
Net transfers between other subaccounts
or fixed rate option	22,071,322	4,689,638	(58,950,201)	(490,583)	(5,133,308)
Miscellaneous transactions	(1,167)	(458)	(4,616)	19	(115)
Other charges	(3,155,748)	(4,752)	(7,680,485)	(26,829)	(1,381,996)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,804,034	3,137,709	(55,591,370)	202,302	(9,037,443)

TOTAL INCREASE (DECREASE) IN NET ASSETS	362,451	3,019,792	(117,319,899)	(354,898)	(27,702,036)

NET ASSETS
Beginning of period	294,891,715	7,147,019	628,915,046	7,173,146	166,417,991
End of period	$295,254,166	$10,166,811	$511,595,147	$6,818,248	$138,715,955

Beginning units	26,114,211	709,309	44,909,145	660,627	9,129,599
Units issued	6,064,021	693,522	4,889,300	236,859	1,878,424
Units redeemed	(5,466,588)	(365,891)	(9,345,822)	(221,240)	(2,415,637)
Ending units	26,711,644	1,036,940	40,452,623	676,246	8,592,386

The accompanying notes are an integral part of these financial statements.
A 78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(369,976)	$(260,145)	$(2,063,338)	$(173,349,193)	$(177,118)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(179,084)	520,766	7,645,022	1,313,675	968,833
Net change in unrealized appreciation (depreciation) on investments	270,675	(6,214,134)	(13,935,432)	(500,469,219)	(2,576,652)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(278,385)	(5,953,513)	(8,353,748)	(672,504,737)	(1,784,937)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,408,872	4,947,265	2,274,149,944	2,399,469
Annuity payments	—	—	(6,404)	(790,951)	—
Surrenders, withdrawals and death benefits	(4,499,959)	(1,731,894)	(8,788,918)	(532,514,685)	(1,061,748)
Net transfers between other subaccounts
or fixed rate option	9,454,557	79,642	(11,499,113)	22,517,445	459,628
Miscellaneous transactions	(22)	7,381	(1,743)	(36,078)	1,272
Other charges	(5,957)	(111,469)	(1,161,807)	(1,211,855)	(73,325)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,948,619	2,652,532	(16,510,720)	1,762,113,820	1,725,296

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,670,234	(3,300,981)	(24,864,468)	1,089,609,083	(59,641)

NET ASSETS
Beginning of period	15,782,425	27,289,970	142,434,560	8,715,463,039	17,609,476
End of period	$20,452,659	$23,988,989	$117,570,092	$9,805,072,122	$17,549,835

Beginning units	1,613,958	2,206,091	8,768,798	775,115,905	1,066,271
Units issued	2,152,932	745,870	1,546,500	170,762,531	325,882
Units redeemed	(1,600,060)	(546,061)	(2,595,558)	(4,230,981)	(231,165)
Ending units	2,166,830	2,405,900	7,719,740	941,647,455	1,160,988

The accompanying notes are an integral part of these financial statements.
A 79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(125,442)	$(401,795)	$(23,001,857)	$(199,028)	$(348,152)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	449,344	12,914	15,948,874	318,990	604,790
Net change in unrealized appreciation (depreciation) on investments	(1,561,126)	668,276	(171,117,283)	(3,410,358)	(4,710,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,237,224)	279,395	(178,170,266)	(3,290,396)	(4,453,419)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,851,650	—	653,027,974	4,413,703	7,429,317
Annuity payments	—	—	(16,053)	—	—
Surrenders, withdrawals and death benefits	(882,206)	(3,313,394)	(43,217,898)	(1,351,264)	(2,303,822)
Net transfers between other subaccounts
or fixed rate option	322,911	28,651,534	(215,817,003)	1,278,721	848,210
Miscellaneous transactions	(271)	(5)	29,807	(376)	736
Other charges	(57,131)	(4,157)	(20,849,053)	(182,435)	(315,991)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,234,953	25,333,978	373,157,774	4,158,349	5,658,450

TOTAL INCREASE (DECREASE) IN NET ASSETS	997,729	25,613,373	194,987,508	867,953	1,205,031

NET ASSETS
Beginning of period	12,959,602	5,080,781	1,294,637,535	28,427,192	51,709,291
End of period	$13,957,331	$30,694,154	$1,489,625,043	$29,295,145	$52,914,322

Beginning units	758,443	456,931	99,563,649	2,311,969	4,009,782
Units issued	248,643	3,690,209	57,112,636	565,405	753,461
Units redeemed	(124,468)	(1,320,437)	(31,008,728)	(229,019)	(316,789)
Ending units	882,618	2,826,703	125,667,557	2,648,355	4,446,454
The accompanying notes are an integral part of these financial statements.
A 80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(455,651)	$(120,570)	$(191,967)	$(204,002)	$(13,526)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,363,398	67,745	418,855	116,730	(29,632)
Net change in unrealized appreciation (depreciation) on investments	(6,302,316)	(1,166,880)	(4,638,315)	(363,821)	(95,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,394,569)	(1,219,705)	(4,411,427)	(451,093)	(138,721)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,521,829	1,641,414	6,952,718	7,194,038	246,458
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,373,435)	(700,091)	(835,416)	(3,070,066)	(66,281)
Net transfers between other subaccounts
or fixed rate option	(1,843,828)	1,712,929	44,931	38,090	25,863
Miscellaneous transactions	614	176	(241)	(209)	—
Other charges	(421,690)	(118,957)	(175,286)	(198,342)	(12,753)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,883,490	2,535,471	5,986,706	3,963,511	193,287

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,511,079)	1,315,766	1,575,279	3,512,418	54,566

NET ASSETS
Beginning of period	71,845,558	17,710,004	29,106,640	29,511,411	2,366,288
End of period	$70,334,479	$19,025,770	$30,681,919	$33,023,829	$2,420,854

Beginning units	5,558,213	1,742,753	2,236,025	2,831,694	233,518
Units issued	1,000,873	423,674	652,409	958,889	85,275
Units redeemed	(698,545)	(176,088)	(190,734)	(574,675)	(64,730)
Ending units	5,860,541	1,990,339	2,697,700	3,215,908	254,063

The accompanying notes are an integral part of these financial statements.
A 81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(33,630)	$(30,031)	$(4,952,980)	$(1,824,177)	$(20,300)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	50,689	(2,784)	2,290,608	(1,380,827)	3,257
Net change in unrealized appreciation (depreciation) on investments	(558,756)	(15,909)	(28,810,965)	756,845	15,479
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(541,697)	(48,724)	(31,473,337)	(2,448,159)	(1,564)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,561,169	1,061,926	114,108,587	—	838,118
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(185,612)	(1,690,860)	(6,612,464)	(20,876,160)	(113,314)
Net transfers between other subaccounts
or fixed rate option	(214,469)	1,137,506	(47,958,581)	17,106,312	173,663
Miscellaneous transactions	79	133	4,089	24	(66)
Other charges	(30,643)	(27,341)	(4,679,932)	(38,747)	(19,033)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,130,524	481,364	54,861,699	(3,808,571)	879,368

TOTAL INCREASE (DECREASE) IN NET ASSETS	588,827	432,640	23,388,362	(6,256,730)	877,804

NET ASSETS
Beginning of period	5,087,040	4,716,502	297,699,165	80,946,319	2,972,639
End of period	$5,675,867	$5,149,142	$321,087,527	$74,689,589	$3,850,443

Beginning units	431,093	498,240	25,240,844	8,158,465	278,107
Units issued	152,327	321,469	10,964,499	5,687,737	120,915
Units redeemed	(54,272)	(271,106)	(6,795,968)	(6,063,201)	(37,967)
Ending units	529,148	548,603	29,409,375	7,783,001	361,055

The accompanying notes are an integral part of these financial statements.
A 82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(9,039)	$(10,562)	$(10,344)	$(20,986)	$(13,507)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,352	(3,138)	7,331	44,567	(1,641)
Net change in unrealized appreciation (depreciation) on investments	(2,939)	(5,915)	60,168	(336,110)	(131,258)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(10,626)	(19,615)	57,155	(312,529)	(146,406)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	436,319	741,335	455,861	1,499,965	652,438
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(28,395)	(115,836)	(79,542)	(141,758)	(44,978)
Net transfers between other subaccounts
or fixed rate option	(6,074)	259,445	134,624	(149,344)	638,103
Miscellaneous transactions	14	12	109	29	(6)
Other charges	(8,292)	(9,625)	(9,750)	(18,553)	(12,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	393,572	875,331	501,302	1,190,339	1,233,549

TOTAL INCREASE (DECREASE) IN NET ASSETS	382,946	855,716	558,457	877,810	1,087,143

NET ASSETS
Beginning of period	1,226,849	1,305,704	1,544,980	3,008,234	1,828,916
End of period	$1,609,795	$2,161,420	$2,103,437	$3,886,044	$2,916,059

Beginning units	116,503	143,741	147,412	271,371	199,251
Units issued	49,938	143,574	73,206	149,641	152,311
Units redeemed	(12,119)	(46,252)	(25,484)	(42,843)	(11,165)
Ending units	154,322	241,063	195,134	378,169	340,397

The accompanying notes are an integral part of these financial statements.
A 83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(44,000)	$(45,953)	$(27,719)	$(84,653)	$129,023
Capital gains distributions received	—	—	—	—	1,866,522
Net realized gain (loss) on shares redeemed	14,736	4,665	22,937	187,659	108,277
Net change in unrealized appreciation (depreciation) on investments	(1,258,800)	(266,276)	(350,521)	(871,960)	(5,595,149)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,288,064)	(307,564)	(355,303)	(768,954)	(3,491,327)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,867,261	2,427,899	1,373,239	2,339,235	9,016,455
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(224,783)	(183,541)	(105,423)	(445,783)	(1,237,803)
Net transfers between other subaccounts
or fixed rate option	(547,262)	404,653	324,564	176,178	608,028
Miscellaneous transactions	(308)	(175)	(110)	(368)	(142)
Other charges	(38,931)	(43,608)	(26,836)	(78,485)	(225,781)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,055,977	2,605,228	1,565,434	1,990,777	8,160,757

TOTAL INCREASE (DECREASE) IN NET ASSETS	(232,087)	2,297,664	1,210,131	1,221,823	4,669,430

NET ASSETS
Beginning of period	6,792,158	6,028,189	3,632,633	13,032,100	34,766,175
End of period	$6,560,071	$8,325,853	$4,842,764	$14,253,923	$39,435,605

Beginning units	583,227	608,538	319,062	1,096,903	2,990,540
Units issued	201,563	329,097	162,703	316,674	927,517
Units redeemed	(116,139)	(62,748)	(25,678)	(144,662)	(225,263)
Ending units	668,651	874,887	456,087	1,268,915	3,692,794

The accompanying notes are an integral part of these financial statements.
A 84

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/2/2018*
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(81,498)	$(2,071,916)	$(90,513)	$(487,633)	$(20,856)
Capital gains distributions received	24,469	—	—	—	—
Net realized gain (loss) on shares redeemed	22,891	(1,758,122)	230,478	(63,598)	7,189
Net change in unrealized appreciation (depreciation) on investments	(722,525)	1,130,024	(1,560,614)	904,901	87,625
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(756,663)	(2,700,014)	(1,420,649)	353,670	73,958

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,513,346	—	8,736	—	—
Annuity payments	—	—	(29,660)	—	—
Surrenders, withdrawals and death benefits	(582,954)	(14,929,916)	(519,235)	(3,391,266)	(231,195)
Net transfers between other subaccounts
or fixed rate option	2,635,300	16,336,615	140,525	27,549,664	3,166,541
Miscellaneous transactions	35	(236)	(3)	(90)	(26)
Other charges	(77,913)	(46,093)	(26,824)	(8,078)	(133)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,487,814	1,360,370	(426,461)	24,150,230	2,935,187

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,731,151	(1,339,644)	(1,847,110)	24,503,900	3,009,145

NET ASSETS
Beginning of period	9,257,075	87,630,525	7,380,531	2,218,951	—
End of period	$13,988,226	$86,290,881	$5,533,421	$26,722,851	$3,009,145

Beginning units	790,486	8,867,501	546,577	222,276	—
Units issued	685,962	6,408,084	79,002	5,063,302	455,445
Units redeemed	(212,111)	(6,226,000)	(119,084)	(2,497,789)	(142,448)
Ending units	1,264,337	9,049,585	506,495	2,787,789	312,997

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 85

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

SUBACCOUNT
AST American Funds Growth Allocation Portfolio
4/30/2018*
to
12/31/2018

OPERATIONS
Net investment income (loss)	$(1,223,265)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(2,743,743)
Net change in unrealized appreciation (depreciation) on investments	(17,222,549)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(21,189,557)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	311,166,536
Annuity payments	—
Surrenders, withdrawals and death benefits	(641,380)
Net transfers between other subaccounts
or fixed rate option	(13,979,179)
Miscellaneous transactions	(16,212)
Other charges	(867,106)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	295,662,659

TOTAL INCREASE (DECREASE) IN NET ASSETS	274,473,102

NET ASSETS
Beginning of period	—
End of period	$274,473,102

Beginning units	—
Units issued	32,189,087
Units redeemed	(3,198,996)
Ending units	28,990,091

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 86

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2019

Note 1:	General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Preferred	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential MyRock Advisor Variable Annuity	Strategic Partners Plus
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus 3
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Select
Prudential Premier Retirement Variable Annuity	Strategic Partners Variable Annuity One
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One 3
Prudential Premier Variable Annuity B, L, X Series

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	MFS® Research Series (Initial Class)
Prudential Diversified Bond Portfolio	MFS® Growth Series (Initial Class)
Prudential Equity Portfolio (Class I)	American Century VP Value Fund (Class I)
Prudential Flexible Managed Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Value Portfolio (Class I)	Davis Value Portfolio
Prudential High Yield Bond Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Natural Resources Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Research Portfolio
Prudential Global Portfolio	(Service Shares)
Prudential Jennison Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Small Capitalization Stock Portfolio	Prudential SP International Growth Portfolio (Class I)
T. Rowe Price International Stock Portfolio	AST Goldman Sachs Large-Cap Value Portfolio*
T. Rowe Price Equity Income Portfolio	AST Cohen & Steers Realty Portfolio
(Equity Income Class)	AST J.P. Morgan Strategic Opportunities Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST T. Rowe Price Large-Cap Value Portfolio
Janus Henderson VIT Research Portfolio	AST High Yield Portfolio
(Institutional Shares)	AST Small-Cap Growth Opportunities Portfolio
Janus Henderson VIT Overseas Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
(Institutional Shares)	AST Small-Cap Value Portfolio

A 87

Note 1:	General (continued)

AST Mid-Cap Growth Portfolio (formerly AST Goldman	AST Bond Portfolio 2020
Sachs Mid-Cap Growth Portfolio)	AST Bond Portfolio 2021
AST Hotchkis & Wiley Large-Cap Value Portfolio	Wells Fargo VT International Equity Fund (Class 1)
AST Loomis Sayles Large-Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund (Class 1)
AST MFS Growth Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Bond Portfolio 2022
AST BlackRock Low Duration Bond Portfolio	AST Quantitative Modeling Portfolio
AST QMA US Equity Alpha Portfolio	AST BlackRock Global Strategies Portfolio
AST T. Rowe Price Natural Resources Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST T. Rowe Price Asset Allocation Portfolio	AST Prudential Core Bond Portfolio
AST MFS Global Equity Portfolio	AST Bond Portfolio 2023
AST J.P. Morgan International Equity Portfolio	AST MFS Growth Allocation Portfolio (formerly AST
AST Templeton Global Bond Portfolio	New Discovery Asset Allocation Portfolio)
AST Wellington Management Hedged Equity Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST Capital Growth Asset Allocation Portfolio	AST MFS Large-Cap Value Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Bond Portfolio 2024
AST Balanced Asset Allocation Portfolio	AST AQR Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Multi-Sector Fixed Income Portfolio
AST Prudential Growth Allocation Portfolio	AST AQR Large-Cap Portfolio
AST Advanced Strategies Portfolio	AST QMA Large-Cap Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Bond Portfolio 2025
AST Government Money Market Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio	AST Goldman Sachs Global Growth Allocation
AST BlackRock/Loomis Sayles Bond Portfolio	Portfolio
AST International Value Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST International Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST Investment Grade Bond Portfolio	AST Franklin Templeton K2 Global Absolute Return
AST Western Asset Core Plus Bond Portfolio	Portfolio
AST Bond Portfolio 2019**	AST Managed Equity Portfolio
AST Cohen & Steers Global Realty Portfolio	AST Managed Fixed Income Portfolio
(formerly AST Global Real Estate Portfolio)	AST FQ Absolute Return Currency Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST PIMCO Dynamic Bond Portfolio
AST AllianzGI World Trends Portfolio	AST Legg Mason Diversified Growth Portfolio
(formerly AST RCM World Trends Portfolio)	AST Bond Portfolio 2026
AST J.P. Morgan Global Thematic Portfolio	AST AB Global Bond Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST Goldman Sachs Global Income Portfolio
ProFund VP Consumer Services	AST Morgan Stanley Multi-Asset Portfolio**
ProFund VP Consumer Goods	AST Wellington Management Global Bond Portfolio
ProFund VP Financials	AST Neuberger Berman Long/Short Portfolio
ProFund VP Health Care	AST Wellington Management Real Total Return
ProFund VP Industrials	Portfolio**
ProFund VP Mid-Cap Growth	AST QMA International Core Equity Portfolio
ProFund VP Mid-Cap Value	AST Managed Alternatives Portfolio
ProFund VP Real Estate	AST Emerging Managers Diversified Portfolio**
ProFund VP Small-Cap Growth	AST Columbia Adaptive Risk Allocation Portfolio*
ProFund VP Small-Cap Value	Blackrock Global Allocation V.I. Fund (Class III)
ProFund VP Telecommunications	JPMorgan Insurance Trust Income Builder Portfolio
ProFund VP Utilities	(Class 2)
ProFund VP Large-Cap Growth	AST Bond Portfolio 2027
ProFund VP Large-Cap Value	NVIT Emerging Markets Fund (Class D)
AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2028

A 88

Note 1:	General (continued)

AST Bond Portfolio 2029	AST T. Rowe Price Corporate Bond Portfolio
AST American Funds Growth Allocation Portfolio	AST PIMCO Corporate Bond Portfolio
AST Bond Portfolio 2030	AST Prudential Corporate Bond Portfolio
AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock Corporate Bond Portfolio
AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
AST Western Asset Corporate Bond Portfolio

*	Subaccount was no longer available for investment as of December 31, 2019.

**	Subaccount liquidated during the period ended December 31, 2019.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2019 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
January 25, 2019	AST Columbia Adaptive Risk Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
April 26, 2019	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Value Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

A 89

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$17,422,035	$24,513,030
Prudential Diversified Bond Portfolio	1,844,158	17,878,425
Prudential Equity Portfolio (Class I)	707,971	23,365,931
Prudential Flexible Managed Portfolio	47,295	1,279,923
Prudential Conservative Balanced Portfolio	32,170	1,937,622
Prudential Value Portfolio (Class I)	1,247,902	28,962,612
Prudential High Yield Bond Portfolio	1,876,452	19,103,230
Prudential Natural Resources Portfolio (Class I)	37,562	384,113
Prudential Stock Index Portfolio	49,821,795	49,380,792
Prudential Global Portfolio	662,306	6,887,561
Prudential Jennison Portfolio (Class I)	1,331,053	42,918,925
Prudential Small Capitalization Stock Portfolio	8,785,191	9,202,901
T. Rowe Price International Stock Portfolio	153,556	1,942,666
T. Rowe Price Equity Income Portfolio (Equity Income Class)	132,427	8,576,602
Invesco V.I. Core Equity Fund (Series I)	118,718	9,234,564
Janus Henderson VIT Research Portfolio (Institutional Shares)	390,439	8,483,059
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	41,831	6,584,461
MFS® Research Series (Initial Class)	381,730	3,248,966
MFS® Growth Series (Initial Class)	862,417	9,568,026

A 90

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
American Century VP Value Fund (Class I)	$427,292	$2,896,131
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	351,416	3,801,995
Prudential Jennison 20/20 Focus Portfolio (Class I)	157,402	5,623,425
Davis Value Portfolio	185,577	3,371,482
AB VPS Large Cap Growth Portfolio (Class B)	722,229	2,023,343
Prudential SP Small Cap Value Portfolio (Class I)	1,231,627	9,847,616
Janus Henderson VIT Research Portfolio (Service Shares)	69,263	1,499,551
SP Prudential U.S. Emerging Growth Portfolio (Class I)	842,204	16,142,200
Prudential SP International Growth Portfolio (Class I)	597,281	4,297,892
AST Goldman Sachs Large-Cap Value Portfolio	26,407,982	593,552,422
AST Cohen & Steers Realty Portfolio	48,232,559	57,225,505
AST J.P. Morgan Strategic Opportunities Portfolio	198,937,799	216,112,527
AST T. Rowe Price Large-Cap Value Portfolio	650,251,357	125,375,525
AST High Yield Portfolio	61,884,420	50,860,712
AST Small-Cap Growth Opportunities Portfolio	41,264,660	48,205,189
AST WEDGE Capital Mid-Cap Value Portfolio	24,258,158	22,335,266
AST Small-Cap Value Portfolio	32,768,441	31,272,123
AST Mid-Cap Growth Portfolio	109,898,960	150,127,734
AST Hotchkis & Wiley Large-Cap Value Portfolio	63,725,063	87,122,926
AST Loomis Sayles Large-Cap Growth Portfolio	73,106,529	108,925,605
AST MFS Growth Portfolio	63,352,768	64,479,214
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	83,827,914	73,622,453
AST BlackRock Low Duration Bond Portfolio	73,305,755	54,209,530
AST QMA US Equity Alpha Portfolio	58,158,999	70,685,047
AST T. Rowe Price Natural Resources Portfolio	71,345,585	47,052,121
AST T. Rowe Price Asset Allocation Portfolio	988,760,957	1,508,919,514
AST MFS Global Equity Portfolio	77,063,768	103,918,509
AST J.P. Morgan International Equity Portfolio	52,760,152	59,573,688
AST Templeton Global Bond Portfolio	39,669,585	30,766,451
AST Wellington Management Hedged Equity Portfolio	149,288,871	170,196,714
AST Capital Growth Asset Allocation Portfolio	1,262,918,589	1,405,666,489
AST Academic Strategies Asset Allocation Portfolio	618,770,464	486,259,073
AST Balanced Asset Allocation Portfolio	774,000,248	1,072,621,189
AST Preservation Asset Allocation Portfolio	602,418,897	752,600,393
AST Fidelity Institutional AM℠ Quantitative Portfolio	345,810,992	472,521,045
AST Prudential Growth Allocation Portfolio	2,020,333,195	2,057,995,406
AST Advanced Strategies Portfolio	537,610,893	918,932,198
AST T. Rowe Price Large-Cap Growth Portfolio	195,380,401	219,021,663
AST Government Money Market Portfolio	418,107,898	409,385,711
AST Small-Cap Growth Portfolio	66,501,041	66,485,360
AST BlackRock/Loomis Sayles Bond Portfolio	339,257,771	329,288,679
AST International Value Portfolio	30,990,783	28,661,737
AST International Growth Portfolio	40,221,625	64,521,866
AST Investment Grade Bond Portfolio	1,294,523,175	7,167,756,470
AST Western Asset Core Plus Bond Portfolio	255,521,649	266,711,443
AST Bond Portfolio 2019	1,324,642	71,655,223
AST Cohen & Steers Global Realty Portfolio	20,333,141	20,161,008
AST Parametric Emerging Markets Equity Portfolio	65,437,576	50,720,984
AST Goldman Sachs Small-Cap Value Portfolio	73,424,326	69,582,290

A 91

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST AllianzGI World Trends Portfolio	$406,614,165	$475,936,342
AST J.P. Morgan Global Thematic Portfolio	311,980,343	312,973,999
AST Goldman Sachs Multi-Asset Portfolio	335,702,204	263,928,261
ProFund VP Consumer Services	262,461	182,925
ProFund VP Consumer Goods	147,649	136,591
ProFund VP Financials	170,391	376,192
ProFund VP Health Care	514,615	492,569
ProFund VP Industrials	72,404	181,443
ProFund VP Mid-Cap Growth	102,444	118,191
ProFund VP Mid-Cap Value	248,178	65,259
ProFund VP Real Estate	175,540	67,761
ProFund VP Small-Cap Growth	92,994	237,545
ProFund VP Small-Cap Value	68,648	172,763
ProFund VP Telecommunications	29,886	24,870
ProFund VP Utilities	224,056	89,480
ProFund VP Large-Cap Growth	229,752	152,175
ProFund VP Large-Cap Value	161,908	134,323
AST Jennison Large-Cap Growth Portfolio	63,860,020	67,500,509
AST Bond Portfolio 2020	48,933,808	14,072,483
AST Bond Portfolio 2021	26,880,417	40,753,369
Wells Fargo VT International Equity Fund (Class 1)	3,408	26,764
Wells Fargo VT Omega Growth Fund (Class 1)	3,541	263,423
Wells Fargo VT Small Cap Growth Fund (Class 1)	39,134	78,632
AST Bond Portfolio 2022	3,121,008	10,828,770
AST Quantitative Modeling Portfolio	239,448,534	270,493,765
AST BlackRock Global Strategies Portfolio	138,264,442	178,713,941
Wells Fargo VT Opportunity Fund (Class 1)	2,529	318,675
AST Prudential Core Bond Portfolio	121,212,135	85,817,534
AST Bond Portfolio 2023	1,609,033	6,354,422
AST MFS Growth Allocation Portfolio	164,148,376	55,528,752
AST Western Asset Emerging Markets Debt Portfolio	2,077,853	1,732,832
AST MFS Large-Cap Value Portfolio	66,467,843	43,970,063
AST Bond Portfolio 2024	3,501,473	20,260,696
AST AQR Emerging Markets Equity Portfolio	6,789,567	4,141,705
AST ClearBridge Dividend Growth Portfolio	55,335,957	37,659,668
AST Multi-Sector Fixed Income Portfolio	2,443,346,247	76,759,307
AST AQR Large-Cap Portfolio	4,948,879	3,950,598
AST QMA Large-Cap Portfolio	3,852,642	2,676,017
AST Bond Portfolio 2025	6,268,324	29,493,662
AST T. Rowe Price Growth Opportunities Portfolio	798,220,861	47,444,533
AST Goldman Sachs Global Growth Allocation Portfolio	5,937,210	2,881,409
AST T. Rowe Price Diversified Real Growth Portfolio	24,699,816	7,589,114
AST Prudential Flexible Multi-Strategy Portfolio	8,810,064	9,740,313
AST Franklin Templeton K2 Global Absolute Return Portfolio	2,818,982	3,396,285
AST Managed Equity Portfolio	6,663,458	4,256,798
AST Managed Fixed Income Portfolio	6,477,953	4,627,579
AST FQ Absolute Return Currency Portfolio	447,336	569,967
AST Jennison Global Infrastructure Portfolio	1,150,240	757,267
AST PIMCO Dynamic Bond Portfolio	4,963,863	1,585,239

A 92

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Legg Mason Diversified Growth Portfolio	$126,547,986	$16,711,814
AST Bond Portfolio 2026	23,053,670	64,499,319
AST AB Global Bond Portfolio	1,693,802	538,868
AST Goldman Sachs Global Income Portfolio	940,314	156,783
AST Morgan Stanley Multi-Asset Portfolio	601,171	2,774,290
AST Wellington Management Global Bond Portfolio	1,507,431	428,137
AST Neuberger Berman Long/Short Portfolio	1,118,303	490,466
AST Wellington Management Real Total Return Portfolio	225,415	3,252,148
AST QMA International Core Equity Portfolio	1,907,013	796,553
AST Managed Alternatives Portfolio	1,288,453	748,599
AST Emerging Managers Diversified Portfolio	350,610	5,694,113
AST Columbia Adaptive Risk Allocation Portfolio	239,096	15,008,541
Blackrock Global Allocation V.I. Fund (Class III)	8,037,633	3,529,087
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	5,462,740	1,808,996
AST Bond Portfolio 2027	20,707,658	79,508,964
NVIT Emerging Markets Fund (Class D)	222,301	996,053
AST Bond Portfolio 2028	19,888,732	39,065,749
AST Bond Portfolio 2029	23,273,459	7,778,140
AST American Funds Growth Allocation Portfolio	517,112,804	1,443,503
AST Bond Portfolio 2030	39,307,460	28,860,940
AST BlackRock 80/20 Target Allocation ETF Portfolio	159,614,803	494,173
AST BlackRock 60/40 Target Allocation ETF Portfolio	122,288,196	2,311,172
AST Western Asset Corporate Bond Portfolio	278,523	227
AST T. Rowe Price Corporate Bond Portfolio	278,523	227
AST PIMCO Corporate Bond Portfolio	261,023	206
AST Prudential Corporate Bond Portfolio	639,951	661
AST BlackRock Corporate Bond Portfolio	278,523	227
AST Dimensional Global Core Allocation Portfolio	1,091,594	483

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor

A 93

Note 6:	Related Party Transactions (continued)

of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:	Financial Highlights

Pruco Life sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.

A 94

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2019	62,646	$0.89	to	$9.84	$71,589	1.91%		1.00%	to	2.00%	-0.11%	to	0.91%
December 31, 2018	68,162	$0.89	to	$9.75	$77,267	1.51%		1.00%	to	2.00%	-0.44%	to	0.52%
December 31, 2017	72,665	$0.89	to	$9.70	$82,409	0.55%		1.00%	to	2.00%	-1.41%	to	-0.44%
December 31, 2016	84,822	$0.91	to	$9.74	$96,411	0.09%		1.00%	to	2.00%	-1.92%	to	-0.90%
December 31, 2015	92,559	$0.92	to	$9.83	$107,185	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%

	Prudential Diversified Bond Portfolio
December 31, 2019	40,889	$2.40	to	$2.95	$120,445	0.00%		1.35%	to	1.65%	9.10%	to	9.42%
December 31, 2018	45,953	$2.20	to	$2.70	$123,735	0.00%		1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	51,465	$2.24	to	$2.74	$140,780	0.00%		1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	57,301	$2.12	to	$2.60	$148,549	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	64,211	$2.05	to	$2.50	$159,894	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%

	Prudential Equity Portfolio (Class I)
December 31, 2019	37,340	$2.70	to	$4.70	$161,984	0.00%		1.35%	to	2.00%	26.36%	to	27.17%
December 31, 2018	42,506	$2.13	to	$3.70	$145,112	0.00%		1.35%	to	2.00%	-6.73%	to	-6.13%
December 31, 2017	48,485	$2.28	to	$3.94	$176,690	0.00%		1.35%	to	2.00%	23.32%	to	24.11%
December 31, 2016	55,260	$1.84	to	$3.18	$162,271	0.00%		1.35%	to	2.00%	1.74%	to	2.39%
December 31, 2015	62,095	$1.80	to	$3.11	$178,479	0.00%		1.35%	to	2.00%	0.35%	to	0.99%

	Prudential Flexible Managed Portfolio
December 31, 2019	2,618	$3.74	to	$3.74	$9,799	0.00%		1.40%	to	1.40%	18.21%	to	18.21%
December 31, 2018	2,932	$3.17	to	$3.17	$9,283	0.00%		1.40%	to	1.40%	-5.52%	to	-5.52%
December 31, 2017	3,315	$3.35	to	$3.35	$11,108	0.00%		1.40%	to	1.40%	13.39%	to	13.39%
December 31, 2016	3,816	$2.96	to	$2.96	$11,278	0.00%		1.40%	to	1.40%	7.02%	to	7.02%
December 31, 2015	4,417	$2.76	to	$2.76	$12,196	0.00%		1.40%	to	1.40%	-0.39%	to	-0.39%

	Prudential Conservative Balanced Portfolio
December 31, 2019	3,375	$3.36	to	$3.36	$11,341	0.00%		1.40%	to	1.40%	16.85%	to	16.85%
December 31, 2018	3,926	$2.88	to	$2.88	$11,290	0.00%		1.40%	to	1.40%	-3.82%	to	-3.82%
December 31, 2017	4,680	$2.99	to	$2.99	$13,995	0.00%		1.40%	to	1.40%	10.82%	to	10.82%
December 31, 2016	5,307	$2.70	to	$2.70	$14,319	0.00%		1.40%	to	1.40%	5.80%	to	5.80%
December 31, 2015	6,144	$2.55	to	$2.55	$15,669	0.00%		1.40%	to	1.40%	-0.99%	to	-0.99%

	Prudential Value Portfolio (Class I)
December 31, 2019	53,910	$2.50	to	$5.13	$201,569	0.00%		1.35%	to	2.00%	23.59%	to	24.38%
December 31, 2018	61,203	$2.02	to	$4.13	$184,022	0.00%		1.35%	to	2.00%	-11.66%	to	-11.09%
December 31, 2017	69,321	$2.28	to	$4.64	$234,532	0.00%		1.35%	to	2.00%	14.70%	to	15.43%
December 31, 2016	78,962	$1.99	to	$4.03	$231,803	0.00%		1.35%	to	2.00%	9.22%	to	9.92%
December 31, 2015	88,795	$1.82	to	$3.66	$238,364	0.00%		1.35%	to	2.00%	-10.00%	to	-9.42%

	Prudential High Yield Bond Portfolio
December 31, 2019	22,359	$2.70	to	$19.13	$123,608	0.00%		1.35%	to	2.00%	14.05%	to	14.78%
December 31, 2018	25,233	$2.36	to	$16.68	$121,953	2.92%		1.35%	to	2.00%	-3.21%	to	-2.58%
December 31, 2017	28,650	$2.43	to	$17.13	$142,013	6.08%		1.35%	to	2.00%	5.70%	to	6.39%
December 31, 2016	31,834	$2.29	to	$16.11	$148,803	6.44%		1.35%	to	2.00%	13.97%	to	14.69%
December 31, 2015	36,942	$2.00	to	$14.05	$150,113	6.16%		1.35%	to	2.00%	-4.36%	to	-3.74%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2019	500	$4.67	to	$4.67	$2,335	0.00%		1.40%	to	1.40%	9.16%	to	9.16%
December 31, 2018	567	$4.28	to	$4.28	$2,428	0.00%		1.40%	to	1.40%	-19.21%	to	-19.21%
December 31, 2017	618	$5.30	to	$5.30	$3,270	0.00%		1.40%	to	1.40%	-1.56%	to	-1.56%
December 31, 2016	681	$5.38	to	$5.38	$3,665	0.00%		1.40%	to	1.40%	23.63%	to	23.63%
December 31, 2015	781	$4.35	to	$4.35	$3,397	0.00%		1.40%	to	1.40%	-29.19%	to	-29.19%

	Prudential Stock Index Portfolio
December 31, 2019	66,893	$2.24	to	$12.34	$334,880	0.00%		0.35%	to	2.00%	8.05%	to	30.35%
December 31, 2018	72,392	$1.74	to	$9.47	$255,597	0.00%		0.55%	to	2.00%	-6.50%	to	-4.55%
December 31, 2017	79,672	$1.86	to	$4.31	$286,798	1.59%		1.35%	to	2.00%	19.09%	to	19.85%
December 31, 2016	91,196	$1.55	to	$3.60	$273,088	1.84%		1.35%	to	2.00%	9.64%	to	10.34%
December 31, 2015	101,975	$1.41	to	$3.26	$277,104	1.49%		1.35%	to	2.00%	-0.80%	to	-0.16%

A 95

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2019	15,990	$1.73	to	$3.86	$53,522	0.00%	1.35%	to	2.00%	27.84%	to	28.66%
December 31, 2018	17,863	$1.35	to	$3.00	$46,310	0.00%	1.35%	to	2.00%	-9.14%	to	-8.55%
December 31, 2017	20,167	$1.48	to	$3.28	$57,220	0.00%	1.35%	to	2.00%	22.40%	to	23.19%
December 31, 2016	22,600	$1.21	to	$2.67	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%
December 31, 2015	25,080	$1.18	to	$2.59	$56,280	0.00%	1.35%	to	2.00%	0.36%	to	1.01%

	Prudential Jennison Portfolio (Class I)
December 31, 2019	54,683	$2.20	to	$6.56	$292,761	0.00%	1.35%	to	2.00%	30.73%	to	31.57%
December 31, 2018	62,606	$1.68	to	$4.99	$254,461	0.00%	1.35%	to	2.00%	-2.73%	to	-2.11%
December 31, 2017	70,792	$1.72	to	$5.10	$294,436	0.00%	1.35%	to	2.00%	34.02%	to	34.88%
December 31, 2016	80,340	$1.28	to	$3.78	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%
December 31, 2015	90,877	$1.32	to	$3.87	$287,289	0.00%	1.35%	to	2.00%	9.30%	to	10.00%

	Prudential Small Capitalization Stock Portfolio
December 31, 2019	8,817	$4.97	to	$10.80	$64,099	0.00%	0.35%	to	1.95%	4.55%	to	21.75%
December 31, 2018	9,177	$4.13	to	$8.87	$52,737	0.00%	0.55%	to	1.95%	-11.28%	to	-9.95%
December 31, 2017	9,680	$4.60	to	$7.06	$59,097	0.00%	1.35%	to	1.65%	11.17%	to	11.50%
December 31, 2016	10,868	$4.14	to	$6.33	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%
December 31, 2015	12,245	$3.32	to	$5.08	$53,805	0.00%	1.35%	to	1.65%	-3.87%	to	-3.58%

	T. Rowe Price International Stock Portfolio
December 31, 2019	8,321	$1.54	to	$2.15	$17,711	2.34%	1.35%	to	1.65%	25.69%	to	26.07%
December 31, 2018	9,118	$1.23	to	$1.71	$15,414	1.28%	1.35%	to	1.65%	-15.61%	to	-15.36%
December 31, 2017	10,240	$1.46	to	$2.02	$20,483	1.10%	1.35%	to	1.65%	25.82%	to	26.19%
December 31, 2016	10,887	$1.16	to	$1.60	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%
December 31, 2015	11,740	$1.15	to	$1.59	$18,592	0.91%	1.35%	to	1.65%	-2.51%	to	-2.23%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2019	12,151	$2.84	to	$4.48	$54,376	2.29%	1.35%	to	1.65%	24.35%	to	24.71%
December 31, 2018	14,040	$2.28	to	$3.60	$50,313	1.97%	1.35%	to	1.65%	-10.98%	to	-10.71%
December 31, 2017	16,255	$2.56	to	$4.03	$65,251	1.72%	1.35%	to	1.65%	14.15%	to	14.48%
December 31, 2016	18,852	$2.25	to	$3.52	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%
December 31, 2015	20,667	$1.91	to	$3.00	$61,636	1.80%	1.35%	to	1.65%	-8.37%	to	-8.10%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2019	18,482	$1.80	to	$3.49	$63,440	0.93%	1.35%	to	1.65%	26.87%	to	27.25%
December 31, 2018	21,230	$1.42	to	$2.75	$57,041	0.88%	1.35%	to	1.65%	-10.88%	to	-10.61%
December 31, 2017	23,685	$1.59	to	$3.08	$71,342	1.02%	1.35%	to	1.65%	11.34%	to	11.67%
December 31, 2016	26,486	$1.43	to	$2.76	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%
December 31, 2015	30,183	$1.32	to	$2.53	$75,203	1.11%	1.35%	to	1.65%	-7.29%	to	-7.03%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2019	12,904	$2.00	to	$4.25	$53,895	0.45%	1.35%	to	1.65%	33.33%	to	33.72%
December 31, 2018	14,982	$1.50	to	$3.18	$46,478	0.54%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	17,051	$1.57	to	$3.31	$55,171	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	19,342	$1.24	to	$2.62	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	21,939	$1.26	to	$2.65	$57,069	0.63%	1.35%	to	1.65%	3.63%	to	3.94%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2019	13,412	$2.05	to	$3.78	$50,130	1.89%	1.35%	to	1.65%	24.96%	to	25.33%
December 31, 2018	15,253	$1.64	to	$3.02	$45,259	1.73%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	16,962	$1.96	to	$3.60	$60,057	1.64%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	18,983	$1.52	to	$2.78	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	20,849	$1.65	to	$3.01	$61,960	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%

	MFS® Research Series (Initial Class)
December 31, 2019	3,984	$2.58	to	$4.27	$16,946	0.78%	1.35%	to	1.65%	30.79%	to	31.18%
December 31, 2018	4,671	$1.98	to	$3.26	$15,159	0.69%	1.35%	to	1.65%	-5.93%	to	-5.65%
December 31, 2017	5,304	$2.10	to	$3.46	$18,258	1.35%	1.35%	to	1.65%	21.37%	to	21.73%
December 31, 2016	6,000	$1.73	to	$2.84	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
December 31, 2015	6,865	$1.62	to	$2.65	$18,119	0.73%	1.35%	to	1.65%	-0.83%	to	-0.54%
A 96

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2019	12,438	$2.80	to	$5.32	$65,895	0.00%	1.35%	to	1.65%	35.91%	to	36.31%
December 31, 2018	14,096	$2.06	to	$3.91	$54,733	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	15,863	$2.04	to	$3.86	$60,861	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	17,677	$1.58	to	$2.98	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	20,031	$1.56	to	$2.95	$58,698	0.15%	1.35%	to	1.65%	5.81%	to	6.12%

	American Century VP Value Fund (Class I)
December 31, 2019	5,157	$3.56	to	$4.40	$22,558	2.11%	1.35%	to	1.65%	24.97%	to	25.34%
December 31, 2018	5,697	$2.85	to	$3.51	$19,901	1.63%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	6,738	$3.19	to	$3.92	$26,279	1.64%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	7,562	$2.98	to	$3.65	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	8,164	$2.51	to	$3.07	$24,981	2.12%	1.35%	to	1.65%	-5.45%	to	-5.16%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2019	5,769	$2.27	to	$4.00	$22,472	0.00%	1.35%	to	1.65%	29.30%	to	29.68%
December 31, 2018	6,616	$1.75	to	$3.09	$19,925	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	7,437	$1.88	to	$3.31	$24,043	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	8,208	$1.58	to	$2.76	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	9,396	$1.54	to	$2.69	$24,715	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2019	10,237	$3.63	to	$3.94	$40,233	0.00%	1.35%	to	1.65%	26.83%	to	27.21%
December 31, 2018	11,616	$2.87	to	$3.09	$35,914	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	13,523	$3.08	to	$3.32	$44,792	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	15,618	$2.40	to	$2.58	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	18,090	$2.40	to	$2.58	$46,546	0.00%	1.35%	to	1.65%	4.54%	to	4.86%

	Davis Value Portfolio
December 31, 2019	9,411	$2.23	to	$2.37	$22,038	1.53%	1.35%	to	1.65%	29.04%	to	29.42%
December 31, 2018	10,765	$1.73	to	$1.83	$19,489	0.81%	1.35%	to	1.65%	-15.02%	to	-14.76%
December 31, 2017	12,130	$2.04	to	$2.15	$25,779	0.74%	1.35%	to	1.65%	20.64%	to	21.00%
December 31, 2016	13,699	$1.69	to	$1.77	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%
December 31, 2015	15,857	$1.53	to	$1.61	$25,264	0.76%	1.35%	to	1.65%	-0.05%	to	0.24%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2019	4,604	$1.89	to	$2.00	$9,102	0.00%	1.35%	to	1.65%	32.18%	to	32.57%
December 31, 2018	5,260	$1.43	to	$1.51	$7,847	0.00%	1.35%	to	1.65%	0.65%	to	0.95%
December 31, 2017	5,895	$1.42	to	$1.49	$8,716	0.00%	1.35%	to	1.65%	29.55%	to	29.92%
December 31, 2016	5,898	$1.09	to	$1.15	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%
December 31, 2015	7,167	$1.09	to	$1.14	$8,081	0.00%	1.35%	to	1.65%	9.05%	to	9.38%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2019	21,777	$2.76	to	$3.79	$75,215	0.00%	1.35%	to	2.00%	20.37%	to	21.15%
December 31, 2018	24,057	$2.29	to	$3.13	$68,759	0.00%	1.35%	to	2.00%	-15.49%	to	-14.95%
December 31, 2017	26,956	$2.71	to	$3.69	$90,794	0.00%	1.35%	to	2.00%	10.00%	to	10.70%
December 31, 2016	30,664	$2.46	to	$3.33	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%
December 31, 2015	34,695	$2.00	to	$2.69	$85,721	0.00%	1.35%	to	2.00%	-7.22%	to	-6.62%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2019	3,816	$1.63	to	$3.73	$10,042	0.30%	1.40%	to	2.00%	32.57%	to	33.36%
December 31, 2018	4,362	$1.22	to	$2.79	$8,623	0.36%	1.40%	to	2.00%	-4.75%	to	-4.19%
December 31, 2017	4,943	$1.28	to	$2.92	$10,326	0.24%	1.40%	to	2.00%	25.06%	to	25.80%
December 31, 2016	5,449	$1.02	to	$2.32	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%
December 31, 2015	6,153	$1.04	to	$2.34	$10,479	0.45%	1.40%	to	2.00%	3.02%	to	3.63%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2019	23,411	$2.55	to	$5.80	$97,759	0.00%	1.35%	to	2.00%	35.01%	to	35.88%
December 31, 2018	27,121	$1.89	to	$4.27	$83,325	0.00%	1.35%	to	2.00%	-9.66%	to	-9.08%
December 31, 2017	31,152	$2.08	to	$4.70	$105,906	0.00%	1.35%	to	2.00%	20.04%	to	20.81%
December 31, 2016	35,035	$1.73	to	$3.89	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
December 31, 2015	39,225	$1.68	to	$3.78	$107,539	0.00%	1.35%	to	2.00%	-4.27%	to	-3.66%

A 97

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2019	13,518	$1.19	to	$3.01	$29,335	0.00%	1.40%	to	2.00%	29.79%	to	30.56%
December 31, 2018	15,124	$0.91	to	$2.30	$25,293	0.00%	1.40%	to	2.00%	-14.53%	to	-14.02%
December 31, 2017	16,536	$1.06	to	$2.68	$32,257	0.00%	1.40%	to	2.00%	33.16%	to	33.95%
December 31, 2016	18,568	$0.80	to	$2.00	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%
December 31, 2015	20,465	$0.84	to	$2.10	$31,563	0.00%	1.40%	to	2.00%	1.34%	to	1.95%

	AST Goldman Sachs Large-Cap Value Portfolio (merged April 26, 2019)
December 31, 2019	—	$12.72	to	$24.15	$—	0.00%	0.55%	to	3.25%	13.70%	to	14.70%
December 31, 2018	30,514	$11.10	to	$21.15	$492,414	0.00%	0.55%	to	3.25%	-11.52%	to	-9.03%
December 31, 2017	36,026	$12.25	to	$23.57	$646,683	0.00%	0.55%	to	3.25%	6.19%	to	9.14%
December 31, 2016	32,294	$11.25	to	$21.90	$532,189	0.00%	0.55%	to	3.25%	7.93%	to	10.93%
December 31, 2015	34,839	$10.18	to	$20.01	$522,927	0.00%	0.55%	to	3.25%	-7.72%	to	6.09%

	AST Cohen & Steers Realty Portfolio
December 31, 2019	10,352	$10.22	to	$37.33	$243,120	0.00%	0.35%	to	3.25%	1.14%	to	30.49%
December 31, 2018	10,466	$10.86	to	$29.01	$191,487	0.00%	0.55%	to	3.25%	-7.87%	to	-5.28%
December 31, 2017	12,441	$11.50	to	$31.05	$243,725	0.00%	0.55%	to	3.25%	2.80%	to	5.66%
December 31, 2016	12,696	$10.92	to	$29.79	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	12,433	$10.50	to	$28.98	$229,030	0.00%	0.55%	to	3.25%	1.44%	to	10.36%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2019	96,113	$10.84	to	$17.59	$1,414,259	0.00%	0.35%	to	3.25%	8.30%	to	13.98%
December 31, 2018	95,363	$11.52	to	$15.56	$1,245,804	0.00%	0.55%	to	3.25%	-8.23%	to	-5.65%
December 31, 2017	111,352	$12.45	to	$16.63	$1,564,163	0.00%	0.55%	to	3.25%	8.51%	to	11.53%
December 31, 2016	116,489	$11.26	to	$15.04	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%
December 31, 2015	122,496	$11.01	to	$14.68	$1,537,582	0.00%	0.55%	to	3.25%	-3.43%	to	-0.73%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2019	40,565	$10.60	to	$24.14	$726,342	0.00%	0.35%	to	3.25%	6.16%	to	25.28%
December 31, 2018	8,217	$10.15	to	$19.53	$119,811	0.00%	0.55%	to	3.25%	-12.66%	to	-10.21%
December 31, 2017	8,178	$11.32	to	$22.06	$134,367	0.00%	0.55%	to	3.25%	12.78%	to	15.91%
December 31, 2016	7,875	$9.78	to	$19.29	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%
December 31, 2015	8,473	$9.28	to	$18.53	$116,779	0.00%	0.55%	to	3.25%	-9.12%	to	4.17%

	AST High Yield Portfolio
December 31, 2019	13,888	$10.24	to	$20.46	$223,392	0.00%	0.35%	to	3.25%	2.23%	to	14.66%
December 31, 2018	12,898	$11.29	to	$18.09	$183,296	0.00%	0.55%	to	3.25%	-5.19%	to	-2.53%
December 31, 2017	14,829	$11.59	to	$18.82	$219,287	0.00%	0.55%	to	3.25%	3.99%	to	6.88%
December 31, 2016	14,421	$10.86	to	$17.85	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%
December 31, 2015	13,669	$9.48	to	$15.77	$169,187	0.00%	0.55%	to	3.25%	-6.70%	to	-3.24%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2019	7,452	$10.90	to	$37.13	$193,371	0.00%	0.48%	to	3.25%	8.73%	to	35.73%
December 31, 2018	7,551	$10.82	to	$27.73	$146,258	0.00%	0.55%	to	3.25%	-13.76%	to	-11.34%
December 31, 2017	8,199	$12.22	to	$31.72	$181,631	0.00%	0.55%	to	3.25%	23.55%	to	26.99%
December 31, 2016	7,974	$9.64	to	$25.32	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%
December 31, 2015	8,834	$9.01	to	$23.97	$148,073	0.00%	0.55%	to	3.25%	-11.16%	to	1.00%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2019	4,833	$10.22	to	$29.48	$101,715	0.00%	0.35%	to	3.25%	1.67%	to	18.49%
December 31, 2018	4,673	$10.58	to	$25.23	$83,510	0.00%	0.55%	to	3.25%	-19.26%	to	-16.99%
December 31, 2017	5,461	$12.78	to	$30.81	$119,136	0.00%	0.55%	to	3.25%	14.69%	to	17.88%
December 31, 2016	5,669	$10.88	to	$26.50	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%
December 31, 2015	5,767	$9.63	to	$23.70	$97,023	0.00%	0.55%	to	3.25%	-9.64%	to	0.53%

	AST Small-Cap Value Portfolio
December 31, 2019	6,037	$10.35	to	$29.03	$126,086	0.00%	0.35%	to	3.25%	3.90%	to	21.31%
December 31, 2018	5,875	$11.20	to	$24.26	$101,852	0.00%	0.55%	to	3.25%	-19.79%	to	-17.53%
December 31, 2017	6,775	$13.62	to	$29.83	$144,480	0.00%	0.55%	to	3.25%	3.87%	to	6.76%
December 31, 2016	6,921	$12.80	to	$28.33	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%
December 31, 2015	5,601	$9.99	to	$22.35	$89,371	0.00%	0.55%	to	3.25%	-7.42%	to	4.08%

A 98

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Mid-Cap Growth Portfolio
December 31, 2019	24,558	$10.39	to	$34.61	$614,786	0.00%	0.35%	to	3.25%	3.60%	to	29.44%
December 31, 2018	25,757	$11.84	to	$27.11	$503,319	0.00%	0.55%	to	3.25%	-7.48%	to	-4.88%
December 31, 2017	29,239	$12.49	to	$28.89	$608,567	0.00%	0.55%	to	3.25%	22.97%	to	26.39%
December 31, 2016	29,784	$9.91	to	$23.18	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
December 31, 2015	31,934	$9.83	to	$23.25	$534,194	0.00%	0.55%	to	3.25%	-8.75%	to	2.12%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2019	20,480	$10.67	to	$31.02	$458,129	0.00%	0.35%	to	3.25%	6.16%	to	28.81%
December 31, 2018	21,289	$11.60	to	$24.42	$371,822	0.00%	0.55%	to	3.25%	-16.96%	to	-14.63%
December 31, 2017	22,705	$13.63	to	$29.00	$467,505	0.00%	0.55%	to	3.25%	15.33%	to	18.54%
December 31, 2016	23,496	$11.53	to	$24.81	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%
December 31, 2015	24,491	$9.70	to	$21.09	$361,251	0.00%	0.55%	to	3.25%	-10.83%	to	1.55%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2019	14,351	$10.76	to	$41.81	$443,267	0.00%	0.35%	to	3.25%	8.21%	to	30.91%
December 31, 2018	15,298	$14.30	to	$32.38	$365,724	0.00%	0.55%	to	3.25%	-5.87%	to	-3.23%
December 31, 2017	18,619	$14.82	to	$33.93	$466,163	0.00%	0.55%	to	3.25%	28.68%	to	32.26%
December 31, 2016	20,369	$11.24	to	$26.01	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%
December 31, 2015	20,054	$10.74	to	$25.11	$369,143	0.00%	0.55%	to	3.25%	6.50%	to	11.97%

	AST MFS Growth Portfolio
December 31, 2019	7,964	$10.72	to	$39.33	$241,787	0.00%	0.48%	to	3.25%	7.58%	to	37.02%
December 31, 2018	7,728	$13.95	to	$29.10	$176,703	0.00%	0.55%	to	3.25%	-1.19%	to	1.59%
December 31, 2017	7,414	$13.78	to	$29.05	$170,338	0.00%	0.55%	to	3.25%	26.47%	to	29.99%
December 31, 2016	7,161	$10.63	to	$22.66	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%
December 31, 2015	6,756	$10.53	to	$22.66	$120,117	0.00%	0.55%	to	3.25%	3.74%	to	9.59%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2019	15,686	$10.28	to	$33.24	$344,588	0.00%	0.35%	to	3.25%	2.85%	to	20.35%
December 31, 2018	14,849	$10.61	to	$28.00	$275,012	0.00%	0.55%	to	3.25%	-19.17%	to	-16.90%
December 31, 2017	16,836	$12.81	to	$34.17	$381,807	0.00%	0.55%	to	3.25%	10.10%	to	13.16%
December 31, 2016	16,396	$11.35	to	$30.61	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%
December 31, 2015	14,931	$9.69	to	$26.40	$262,670	0.00%	0.55%	to	3.25%	-8.70%	to	1.07%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2019	17,476	$8.49	to	$12.46	$181,540	0.00%	0.35%	to	3.25%	0.70%	to	4.05%
December 31, 2018	15,418	$8.38	to	$12.05	$154,769	0.00%	0.55%	to	3.25%	-2.55%	to	0.19%
December 31, 2017	16,298	$8.60	to	$12.10	$164,924	0.00%	0.55%	to	3.25%	-1.59%	to	1.15%
December 31, 2016	15,963	$8.74	to	$12.03	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%
December 31, 2015	15,084	$8.89	to	$11.97	$152,558	0.00%	0.55%	to	3.25%	-2.78%	to	-0.07%

	AST QMA US Equity Alpha Portfolio
December 31, 2019	9,514	$10.81	to	$38.35	$265,594	0.00%	0.35%	to	3.25%	8.35%	to	23.78%
December 31, 2018	9,828	$13.04	to	$31.42	$223,948	0.00%	0.55%	to	3.25%	-11.22%	to	-8.72%
December 31, 2017	10,875	$14.33	to	$34.90	$275,319	0.00%	0.55%	to	3.25%	18.29%	to	21.58%
December 31, 2016	10,551	$11.82	to	$29.10	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%
December 31, 2015	9,355	$10.38	to	$25.83	$176,411	0.00%	0.55%	to	2.95%	0.13%	to	8.03%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2019	22,956	$8.49	to	$14.29	$236,498	0.00%	0.48%	to	3.25%	4.54%	to	16.22%
December 31, 2018	20,119	$7.33	to	$12.40	$180,098	0.00%	0.55%	to	3.25%	-19.38%	to	-17.11%
December 31, 2017	26,241	$8.87	to	$15.09	$285,152	0.00%	0.55%	to	3.25%	6.73%	to	9.70%
December 31, 2016	26,455	$8.11	to	$13.87	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%
December 31, 2015	26,606	$6.56	to	$11.28	$217,496	0.00%	0.55%	to	3.25%	-21.88%	to	0.94%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2019	633,579	$11.16	to	$22.74	$11,362,924	0.00%	0.35%	to	3.25%	11.44%	to	20.18%
December 31, 2018	650,405	$12.92	to	$19.18	$9,844,073	0.00%	0.55%	to	3.25%	-8.42%	to	-5.85%
December 31, 2017	717,175	$13.85	to	$20.66	$11,688,101	0.00%	0.55%	to	3.25%	11.67%	to	14.77%
December 31, 2016	735,805	$12.18	to	$18.25	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%
December 31, 2015	749,738	$11.49	to	$17.30	$10,255,016	0.00%	0.55%	to	3.25%	-3.21%	to	-0.51%

A 99

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Global Equity Portfolio
December 31, 2019	19,444	$10.53	to	$29.94	$432,853	0.00%	0.35%	to	3.25%	6.47%	to	29.24%
December 31, 2018	20,366	$11.72	to	$23.49	$354,584	0.00%	0.55%	to	3.25%	-12.51%	to	-10.05%
December 31, 2017	22,832	$13.07	to	$26.48	$447,924	0.00%	0.55%	to	3.25%	19.83%	to	23.16%
December 31, 2016	22,338	$10.65	to	$21.80	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
December 31, 2015	22,632	$10.03	to	$20.75	$346,412	0.00%	0.55%	to	3.25%	-4.67%	to	3.91%

	AST J.P. Morgan International Equity Portfolio
December 31, 2019	15,796	$11.53	to	$19.39	$228,162	0.00%	0.35%	to	3.25%	14.87%	to	26.52%
December 31, 2018	15,994	$9.51	to	$15.54	$184,020	0.00%	0.55%	to	3.25%	-20.17%	to	-17.92%
December 31, 2017	17,268	$12.12	to	$19.20	$244,941	0.00%	0.55%	to	3.25%	25.43%	to	28.92%
December 31, 2016	16,014	$9.15	to	$15.10	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%
December 31, 2015	16,931	$9.49	to	$15.10	$187,875	0.00%	0.55%	to	3.25%	-5.95%	to	-3.33%

	AST Templeton Global Bond Portfolio
December 31, 2019	17,621	$8.46	to	$12.61	$178,859	0.00%	0.35%	to	3.25%	-2.27%	to	1.05%
December 31, 2018	16,607	$8.60	to	$12.55	$167,385	0.00%	0.55%	to	3.25%	-1.33%	to	1.44%
December 31, 2017	18,787	$8.72	to	$12.45	$188,205	0.00%	0.55%	to	3.25%	-1.27%	to	1.48%
December 31, 2016	17,312	$8.83	to	$12.34	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%
December 31, 2015	17,773	$8.75	to	$11.96	$171,608	0.00%	0.55%	to	3.25%	-7.72%	to	3.76%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2019	103,044	$11.10	to	$22.66	$1,562,700	0.00%	0.35%	to	3.25%	11.12%	to	19.89%
December 31, 2018	102,640	$11.18	to	$19.16	$1,310,263	0.00%	0.55%	to	3.25%	-8.10%	to	-5.52%
December 31, 2017	119,256	$12.10	to	$20.56	$1,626,779	0.00%	0.55%	to	3.25%	9.91%	to	12.97%
December 31, 2016	123,829	$10.93	to	$18.45	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%
December 31, 2015	130,610	$10.53	to	$17.66	$1,520,154	0.00%	0.55%	to	3.25%	-3.86%	to	-1.18%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2019	502,215	$11.13	to	$24.35	$9,349,469	0.00%	0.35%	to	3.25%	11.09%	to	21.58%
December 31, 2018	498,529	$13.51	to	$20.31	$7,745,029	0.00%	0.55%	to	3.25%	-9.28%	to	-6.74%
December 31, 2017	536,307	$14.79	to	$22.08	$9,063,319	0.00%	0.55%	to	3.25%	14.07%	to	17.24%
December 31, 2016	530,110	$12.78	to	$19.09	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%
December 31, 2015	530,160	$12.14	to	$18.22	$7,420,464	0.00%	0.55%	to	3.25%	-2.73%	to	-0.02%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2019	199,719	$10.76	to	$17.44	$2,798,739	0.00%	0.35%	to	3.25%	7.65%	to	15.42%
December 31, 2018	186,564	$10.57	to	$15.32	$2,281,769	0.00%	0.55%	to	3.25%	-11.14%	to	-8.64%
December 31, 2017	245,825	$11.81	to	$17.01	$3,337,538	0.00%	0.55%	to	3.25%	8.94%	to	11.97%
December 31, 2016	252,678	$10.77	to	$15.40	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%
December 31, 2015	276,820	$10.35	to	$14.76	$3,252,182	0.00%	0.55%	to	3.25%	-6.36%	to	-3.75%

	AST Balanced Asset Allocation Portfolio
December 31, 2019	445,608	$11.03	to	$21.65	$7,699,602	0.00%	0.35%	to	3.25%	10.20%	to	18.76%
December 31, 2018	454,582	$12.98	to	$18.48	$6,701,812	0.00%	0.55%	to	3.25%	-8.04%	to	-5.46%
December 31, 2017	489,240	$13.86	to	$19.82	$7,740,602	0.00%	0.55%	to	3.25%	11.18%	to	14.28%
December 31, 2016	504,036	$12.23	to	$17.59	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%
December 31, 2015	511,145	$11.68	to	$16.87	$6,905,423	0.00%	0.55%	to	3.25%	-2.79%	to	-0.08%

	AST Preservation Asset Allocation Portfolio
December 31, 2019	287,724	$10.87	to	$17.70	$4,326,551	0.00%	0.35%	to	3.25%	8.60%	to	14.11%
December 31, 2018	292,347	$11.72	to	$15.72	$3,901,018	0.00%	0.55%	to	3.25%	-6.02%	to	-3.38%
December 31, 2017	329,485	$12.29	to	$16.50	$4,615,130	0.00%	0.55%	to	3.25%	6.56%	to	9.53%
December 31, 2016	325,237	$11.32	to	$15.27	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%
December 31, 2015	339,720	$10.89	to	$14.76	$4,282,307	0.00%	0.55%	to	3.25%	-3.11%	to	-0.41%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2019	219,308	$11.10	to	$20.32	$3,452,244	0.00%	0.35%	to	3.25%	10.98%	to	19.34%
December 31, 2018	223,080	$11.23	to	$17.27	$2,980,411	0.00%	0.55%	to	3.25%	-10.76%	to	-8.25%
December 31, 2017	253,498	$12.50	to	$19.08	$3,737,054	0.00%	0.55%	to	3.25%	12.70%	to	15.83%
December 31, 2016	258,493	$11.02	to	$16.70	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%
December 31, 2015	257,720	$10.85	to	$16.33	$3,264,546	0.00%	0.55%	to	3.25%	-2.29%	to	0.44%
A 100

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Prudential Growth Allocation Portfolio
December 31, 2019	747,873	$10.88	to	$22.61	$13,282,205	0.00%	0.35%	to	3.25%	8.75%	to	18.52%
December 31, 2018	735,149	$11.77	to	$19.34	$11,139,504	0.00%	0.55%	to	3.25%	-10.62%	to	-8.11%
December 31, 2017	865,745	$13.08	to	$21.34	$14,454,365	0.00%	0.55%	to	3.25%	12.33%	to	15.46%
December 31, 2016	522,511	$11.56	to	$18.74	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
December 31, 2015	527,423	$10.71	to	$17.35	$7,139,930	0.00%	0.55%	to	3.25%	-3.84%	to	-1.16%

	AST Advanced Strategies Portfolio
December 31, 2019	355,641	$11.21	to	$23.73	$6,516,238	0.00%	0.35%	to	3.25%	11.97%	to	21.19%
December 31, 2018	369,894	$13.04	to	$19.85	$5,670,025	0.00%	0.55%	to	3.25%	-8.96%	to	-6.41%
December 31, 2017	410,175	$14.06	to	$21.51	$6,806,564	0.00%	0.55%	to	3.25%	13.14%	to	16.28%
December 31, 2016	426,322	$12.20	to	$18.75	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%
December 31, 2015	442,206	$11.56	to	$17.85	$6,092,156	0.00%	0.55%	to	3.25%	-2.47%	to	0.25%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2019	29,332	$10.74	to	$46.89	$1,011,442	0.00%	0.35%	to	3.25%	7.75%	to	27.52%
December 31, 2018	29,238	$15.05	to	$37.28	$806,817	0.00%	0.55%	to	3.25%	0.47%	to	3.29%
December 31, 2017	30,787	$14.62	to	$36.60	$833,920	0.00%	0.55%	to	3.25%	33.42%	to	37.13%
December 31, 2016	29,887	$10.69	to	$27.06	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%
December 31, 2015	31,122	$10.50	to	$26.86	$623,579	0.00%	0.55%	to	3.25%	6.02%	to	9.50%

	AST Government Money Market Portfolio
December 31, 2019	25,141	$7.48	to	$10.11	$231,233	1.67%	0.35%	to	3.25%	-1.61%	to	1.13%
December 31, 2018	23,879	$7.60	to	$9.92	$218,732	1.30%	0.55%	to	3.25%	-2.01%	to	0.74%
December 31, 2017	22,117	$7.76	to	$9.86	$200,273	0.33%	0.55%	to	3.25%	-2.91%	to	-0.21%
December 31, 2016	25,161	$7.99	to	$9.90	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%
December 31, 2015	25,658	$8.25	to	$9.97	$237,142	0.00%	0.55%	to	3.25%	-3.25%	to	-0.26%

	AST Small-Cap Growth Portfolio
December 31, 2019	10,768	$10.38	to	$38.45	$291,501	0.00%	0.35%	to	3.25%	3.62%	to	29.40%
December 31, 2018	10,535	$11.94	to	$30.13	$223,149	0.00%	0.55%	to	3.25%	-11.40%	to	-8.91%
December 31, 2017	10,814	$13.15	to	$33.54	$255,987	0.00%	0.55%	to	3.25%	19.90%	to	23.24%
December 31, 2016	10,540	$10.70	to	$27.59	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%
December 31, 2015	11,007	$9.63	to	$25.10	$195,871	0.00%	0.55%	to	3.25%	-2.49%	to	0.23%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2019	126,833	$10.13	to	$15.79	$1,556,275	0.00%	0.35%	to	3.25%	0.97%	to	8.62%
December 31, 2018	124,403	$9.60	to	$14.62	$1,411,077	0.00%	0.55%	to	3.25%	-3.91%	to	-1.21%
December 31, 2017	147,932	$9.99	to	$14.89	$1,717,612	0.00%	0.55%	to	3.25%	0.98%	to	3.79%
December 31, 2016	143,734	$9.87	to	$14.43	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%
December 31, 2015	153,110	$9.61	to	$14.00	$1,687,495	0.00%	0.55%	to	3.25%	-5.29%	to	-1.67%

	AST International Value Portfolio
December 31, 2019	10,845	$10.41	to	$17.12	$138,312	0.00%	0.35%	to	3.25%	7.85%	to	19.36%
December 31, 2018	10,563	$8.85	to	$14.54	$112,783	0.00%	0.55%	to	3.25%	-18.88%	to	-16.60%
December 31, 2017	11,483	$10.76	to	$17.68	$147,956	0.00%	0.55%	to	3.25%	18.83%	to	22.14%
December 31, 2016	11,324	$8.86	to	$14.68	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%
December 31, 2015	11,460	$8.89	to	$14.88	$121,599	0.00%	0.55%	to	3.25%	-9.82%	to	2.47%

	AST International Growth Portfolio
December 31, 2019	17,070	$10.89	to	$22.75	$284,222	0.00%	0.35%	to	3.25%	10.22%	to	31.38%
December 31, 2018	18,472	$10.07	to	$17.56	$234,931	0.00%	0.55%	to	3.25%	-16.16%	to	-13.81%
December 31, 2017	18,218	$11.83	to	$20.65	$269,589	0.00%	0.55%	to	3.25%	31.04%	to	34.68%
December 31, 2016	17,977	$8.94	to	$15.55	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%
December 31, 2015	18,345	$9.48	to	$16.47	$211,152	0.00%	0.55%	to	3.25%	-0.21%	to	7.39%

	AST Investment Grade Bond Portfolio
December 31, 2019	97,350	$11.08	to	$18.62	$1,430,638	0.00%	0.55%	to	2.65%	8.28%	to	10.62%
December 31, 2018	571,595	$10.16	to	$16.90	$7,019,502	0.00%	0.55%	to	2.65%	-2.92%	to	-0.82%
December 31, 2017	91,943	$10.39	to	$17.11	$1,250,379	0.00%	0.55%	to	2.65%	1.56%	to	3.74%
December 31, 2016	229,222	$10.16	to	$16.56	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%
December 31, 2015	209,767	$9.94	to	$16.04	$2,669,601	0.00%	0.55%	to	2.65%	-1.51%	to	0.62%

A 101

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Western Asset Core Plus Bond Portfolio
December 31, 2019	97,267	$10.29	to	$15.26	$1,323,031	0.00%	0.35%	to	3.25%	2.43%	to	11.68%
December 31, 2018	96,820	$10.55	to	$13.71	$1,185,539	0.00%	0.55%	to	3.25%	-5.46%	to	-2.80%
December 31, 2017	56,852	$10.92	to	$14.16	$723,371	0.00%	0.55%	to	3.25%	2.86%	to	5.72%
December 31, 2016	50,540	$10.37	to	$13.45	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
December 31, 2015	46,717	$9.94	to	$12.91	$549,910	0.00%	0.55%	to	3.25%	-2.05%	to	0.68%

	AST Bond Portfolio 2019 (liquidated December 31, 2019)
December 31, 2019	—	$10.03	to	$13.92	$—	0.00%	1.15%	to	3.25%	-1.89%	to	0.24%
December 31, 2018	6,208	$10.22	to	$13.91	$69,593	0.00%	1.15%	to	3.25%	-2.72%	to	-0.60%
December 31, 2017	755	$10.51	to	$14.01	$8,872	0.00%	1.30%	to	3.25%	-2.51%	to	-0.53%
December 31, 2016	1,014	$10.78	to	$14.08	$12,094	0.00%	1.30%	to	3.25%	-1.84%	to	0.15%
December 31, 2015	1,152	$10.98	to	$14.06	$13,887	0.00%	1.30%	to	3.25%	-2.21%	to	-0.23%

	AST Cohen & Steers Global Realty Portfolio
December 31, 2019	3,976	$10.41	to	$26.37	$72,741	0.00%	0.35%	to	3.25%	3.77%	to	24.44%
December 31, 2018	3,864	$10.44	to	$21.49	$57,715	0.00%	0.55%	to	3.25%	-7.82%	to	-5.24%
December 31, 2017	4,913	$11.05	to	$22.99	$78,498	0.00%	0.55%	to	3.25%	7.29%	to	10.28%
December 31, 2016	4,912	$10.05	to	$21.14	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%
December 31, 2015	4,979	$10.05	to	$21.36	$73,698	0.00%	0.55%	to	3.25%	-3.34%	to	5.49%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2019	20,056	$8.77	to	$15.45	$209,425	0.00%	0.35%	to	3.25%	4.14%	to	12.72%
December 31, 2018	18,399	$7.94	to	$13.89	$171,197	0.00%	0.55%	to	3.25%	-16.86%	to	-14.52%
December 31, 2017	21,866	$9.48	to	$16.48	$240,319	0.00%	0.55%	to	3.25%	22.28%	to	25.68%
December 31, 2016	19,509	$7.70	to	$13.30	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%
December 31, 2015	20,044	$6.91	to	$12.06	$160,261	0.00%	0.55%	to	3.25%	-19.44%	to	0.59%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2019	13,918	$10.46	to	$32.33	$322,702	0.00%	0.35%	to	3.25%	4.13%	to	21.96%
December 31, 2018	13,468	$11.49	to	$26.88	$258,665	0.00%	0.55%	to	3.25%	-16.87%	to	-14.54%
December 31, 2017	15,520	$13.48	to	$31.89	$354,794	0.00%	0.55%	to	3.25%	8.55%	to	11.57%
December 31, 2016	15,081	$12.12	to	$28.98	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%
December 31, 2015	16,007	$9.84	to	$23.77	$273,930	0.00%	0.55%	to	3.25%	-8.57%	to	2.45%

	AST AllianzGI World Trends Portfolio
December 31, 2019	262,440	$11.04	to	$18.66	$3,953,412	0.00%	0.35%	to	3.25%	10.27%	to	17.40%
December 31, 2018	262,006	$11.13	to	$16.12	$3,400,441	0.00%	0.55%	to	3.25%	-10.91%	to	-8.41%
December 31, 2017	304,321	$12.40	to	$17.84	$4,362,027	0.00%	0.55%	to	3.25%	12.47%	to	15.59%
December 31, 2016	310,671	$10.95	to	$15.65	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	325,283	$10.73	to	$15.22	$3,973,304	0.00%	0.55%	to	3.25%	-3.41%	to	-0.72%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2019	150,691	$11.04	to	$21.65	$2,498,498	0.00%	0.35%	to	3.25%	10.30%	to	18.77%
December 31, 2018	147,090	$12.40	to	$18.48	$2,084,922	0.00%	0.55%	to	3.25%	-10.40%	to	-7.88%
December 31, 2017	164,998	$13.66	to	$20.34	$2,577,929	0.00%	0.55%	to	3.25%	13.17%	to	16.31%
December 31, 2016	161,567	$11.85	to	$17.73	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%
December 31, 2015	160,974	$11.43	to	$17.18	$2,146,386	0.00%	0.55%	to	3.25%	-4.26%	to	-1.59%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2019	154,762	$10.87	to	$17.27	$2,145,046	0.00%	0.35%	to	3.25%	8.59%	to	15.38%
December 31, 2018	146,491	$10.93	to	$15.17	$1,775,756	0.00%	0.55%	to	3.25%	-10.10%	to	-7.57%
December 31, 2017	176,872	$12.07	to	$16.65	$2,355,804	0.00%	0.55%	to	3.25%	8.64%	to	11.67%
December 31, 2016	149,331	$10.93	to	$15.11	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%
December 31, 2015	156,015	$10.54	to	$14.64	$1,842,734	0.00%	0.55%	to	3.25%	-4.13%	to	-1.45%

	ProFund VP Consumer Services
December 31, 2019	19	$29.44	to	$35.37	$628	0.00%	0.55%	to	2.00%	22.20%	to	23.95%
December 31, 2018	16	$24.09	to	$28.53	$432	0.00%	0.55%	to	2.00%	-1.37%	to	0.06%
December 31, 2017	19	$24.43	to	$28.51	$520	0.00%	0.55%	to	2.00%	16.05%	to	17.72%
December 31, 2016	25	$20.52	to	$24.22	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%
December 31, 2015	25	$20.15	to	$23.38	$555	0.00%	0.55%	to	2.30%	2.34%	to	4.11%

A 102

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Consumer Goods
December 31, 2019	25	$11.52	to	$23.78	$532	1.47%	0.35%	to	2.00%	15.64%	to	25.87%
December 31, 2018	23	$15.41	to	$18.90	$405	1.19%	0.55%	to	2.30%	-16.73%	to	-15.27%
December 31, 2017	38	$18.51	to	$22.30	$779	1.18%	0.55%	to	2.30%	12.48%	to	14.42%
December 31, 2016	49	$16.45	to	$19.49	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%
December 31, 2015	24	$16.25	to	$18.93	$439	0.75%	0.55%	to	2.30%	1.82%	to	3.59%

	ProFund VP Financials
December 31, 2019	46	$11.58	to	$24.59	$696	0.55%	0.35%	to	2.30%	15.77%	to	29.55%
December 31, 2018	58	$10.28	to	$21.18	$713	0.37%	0.55%	to	2.90%	-12.97%	to	-10.92%
December 31, 2017	87	$11.75	to	$24.34	$1,252	0.36%	0.55%	to	2.90%	14.87%	to	17.54%
December 31, 2016	70	$10.17	to	$21.19	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%
December 31, 2015	70	$9.02	to	$15.81	$716	0.35%	0.55%	to	2.30%	-3.71%	to	-2.04%

	ProFund VP Health Care
December 31, 2019	58	$11.06	to	$32.12	$1,717	0.00%	0.35%	to	2.30%	10.35%	to	18.71%
December 31, 2018	56	$23.12	to	$28.77	$1,413	0.00%	0.55%	to	2.90%	1.48%	to	3.86%
December 31, 2017	76	$22.65	to	$28.35	$1,872	0.00%	0.55%	to	2.90%	17.52%	to	20.25%
December 31, 2016	82	$19.17	to	$24.12	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%
December 31, 2015	105	$20.43	to	$22.70	$2,300	0.00%	0.55%	to	2.30%	2.66%	to	4.45%

	ProFund VP Industrials
December 31, 2019	22	$19.06	to	$28.74	$507	0.00%	0.55%	to	2.30%	27.56%	to	29.78%
December 31, 2018	27	$14.94	to	$22.14	$473	0.11%	0.55%	to	2.30%	-14.74%	to	-13.25%
December 31, 2017	38	$17.52	to	$25.52	$809	0.19%	0.55%	to	2.30%	19.65%	to	21.73%
December 31, 2016	23	$14.64	to	$20.97	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%
December 31, 2015	19	$12.70	to	$17.94	$274	0.10%	0.55%	to	2.35%	-5.64%	to	-3.95%

	ProFund VP Mid-Cap Growth
December 31, 2019	28	$19.37	to	$25.49	$590	0.00%	0.55%	to	2.30%	21.45%	to	23.56%
December 31, 2018	28	$15.95	to	$20.63	$488	0.00%	0.55%	to	2.30%	-13.97%	to	-12.46%
December 31, 2017	32	$18.54	to	$23.56	$645	0.00%	0.55%	to	2.30%	15.65%	to	17.66%
December 31, 2016	32	$16.03	to	$20.03	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%
December 31, 2015	37	$14.52	to	$17.84	$575	0.00%	0.55%	to	2.30%	-1.97%	to	-0.27%

	ProFund VP Mid-Cap Value
December 31, 2019	30	$17.50	to	$23.55	$622	0.20%	0.55%	to	2.30%	21.29%	to	23.40%
December 31, 2018	20	$14.43	to	$19.09	$333	0.10%	0.55%	to	2.30%	-15.25%	to	-13.77%
December 31, 2017	25	$17.02	to	$22.13	$470	0.28%	0.55%	to	2.30%	8.13%	to	10.00%
December 31, 2016	28	$15.74	to	$20.12	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%
December 31, 2015	25	$12.95	to	$16.27	$344	0.13%	0.55%	to	2.30%	-10.29%	to	-8.73%

	ProFund VP Real Estate
December 31, 2019	18	$14.36	to	$23.31	$338	1.68%	0.55%	to	2.30%	23.91%	to	26.06%
December 31, 2018	12	$11.59	to	$22.34	$175	2.17%	0.55%	to	2.90%	-8.37%	to	-6.22%
December 31, 2017	17	$12.57	to	$24.38	$251	0.83%	0.55%	to	2.90%	5.01%	to	7.46%
December 31, 2016	33	$11.90	to	$23.21	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%
December 31, 2015	40	$11.52	to	$17.45	$532	0.62%	0.55%	to	2.30%	-1.93%	to	-0.23%

	ProFund VP Small-Cap Growth
December 31, 2019	21	$21.12	to	$28.25	$526	0.00%	0.55%	to	2.30%	16.44%	to	18.46%
December 31, 2018	27	$18.14	to	$25.76	$580	0.00%	0.55%	to	2.90%	-8.42%	to	-6.27%
December 31, 2017	35	$19.69	to	$28.13	$809	0.00%	0.55%	to	2.90%	9.79%	to	12.35%
December 31, 2016	39	$17.83	to	$25.62	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%
December 31, 2015	33	$15.17	to	$21.93	$574	0.00%	0.55%	to	2.90%	-1.68%	to	0.62%

	ProFund VP Small-Cap Value
December 31, 2019	12	$18.73	to	$23.43	$234	0.00%	0.55%	to	2.00%	20.16%	to	21.89%
December 31, 2018	17	$15.58	to	$19.22	$292	0.00%	0.55%	to	2.00%	-15.91%	to	-14.69%
December 31, 2017	17	$18.53	to	$22.53	$354	0.02%	0.55%	to	2.00%	7.57%	to	9.11%
December 31, 2016	13	$17.23	to	$20.65	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%
December 31, 2015	14	$13.65	to	$16.12	$209	0.00%	0.55%	to	2.00%	-10.08%	to	-8.78%

A 103

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Telecommunications
December 31, 2019	6	$11.41	to	$18.39	$79	3.13%	0.55%	to	2.00%	12.52%	to	14.14%
December 31, 2018	6	$10.14	to	$16.11	$64	5.89%	0.55%	to	2.00%	-16.78%	to	-15.57%
December 31, 2017	9	$12.19	to	$19.08	$124	5.03%	0.55%	to	2.00%	-4.04%	to	-2.66%
December 31, 2016	16	$12.38	to	$19.60	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%
December 31, 2015	8	$10.37	to	$16.20	$102	1.72%	0.55%	to	2.35%	-0.81%	to	0.96%

	ProFund VP Utilities
December 31, 2019	31	$11.39	to	$26.14	$657	1.69%	0.35%	to	2.30%	14.60%	to	22.20%
December 31, 2018	25	$13.82	to	$21.39	$415	2.32%	0.55%	to	2.30%	0.56%	to	2.32%
December 31, 2017	35	$13.74	to	$20.91	$575	2.08%	0.55%	to	2.30%	8.16%	to	10.03%
December 31, 2016	51	$12.71	to	$19.00	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
December 31, 2015	45	$11.30	to	$16.60	$643	2.00%	0.55%	to	2.30%	-8.51%	to	-6.92%

	ProFund VP Large-Cap Growth
December 31, 2019	48	$22.65	to	$31.11	$1,219	0.00%	0.55%	to	2.30%	25.99%	to	28.18%
December 31, 2018	43	$17.98	to	$25.30	$866	0.00%	0.55%	to	2.90%	-4.64%	to	-2.40%
December 31, 2017	49	$18.74	to	$26.53	$1,025	0.00%	0.55%	to	2.90%	21.77%	to	24.60%
December 31, 2016	60	$15.30	to	$21.79	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%
December 31, 2015	67	$14.91	to	$19.11	$1,109	0.00%	0.55%	to	2.30%	1.42%	to	3.19%

	ProFund VP Large-Cap Value
December 31, 2019	52	$15.52	to	$24.23	$918	0.95%	0.55%	to	2.30%	26.86%	to	29.06%
December 31, 2018	49	$12.23	to	$20.10	$684	0.85%	0.55%	to	2.90%	-13.16%	to	-11.12%
December 31, 2017	56	$13.61	to	$23.15	$881	1.02%	0.55%	to	2.90%	10.25%	to	12.81%
December 31, 2016	65	$12.31	to	$21.00	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%
December 31, 2015	85	$10.94	to	$16.31	$1,057	1.00%	0.55%	to	2.60%	-7.15%	to	-5.26%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2019	9,348	$11.00	to	$34.92	$280,800	0.00%	0.35%	to	3.25%	10.47%	to	31.87%
December 31, 2018	9,215	$13.70	to	$26.59	$213,715	0.00%	0.55%	to	3.25%	-4.83%	to	-2.15%
December 31, 2017	9,566	$14.05	to	$27.28	$230,078	0.00%	0.55%	to	3.25%	31.43%	to	35.08%
December 31, 2016	9,078	$10.43	to	$20.28	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%
December 31, 2015	9,404	$10.68	to	$20.77	$176,173	0.00%	0.55%	to	3.25%	7.04%	to	11.41%

	AST Bond Portfolio 2020
December 31, 2019	3,874	$10.44	to	$13.13	$46,049	0.00%	1.15%	to	3.25%	0.14%	to	2.31%
December 31, 2018	874	$10.62	to	$12.83	$10,234	0.00%	1.15%	to	3.25%	-2.99%	to	-0.86%
December 31, 2017	755	$10.95	to	$12.94	$9,008	0.00%	1.15%	to	3.25%	-2.38%	to	-0.27%
December 31, 2016	1,552	$11.22	to	$12.98	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%
December 31, 2015	2,184	$11.23	to	$12.88	$26,514	0.00%	1.15%	to	3.25%	-1.77%	to	0.36%

	AST Bond Portfolio 2021
December 31, 2019	2,778	$11.29	to	$13.45	$35,107	0.00%	1.75%	to	3.25%	1.65%	to	3.26%
December 31, 2018	3,939	$11.10	to	$13.02	$46,917	0.00%	1.75%	to	3.25%	-3.20%	to	-1.66%
December 31, 2017	4,013	$11.47	to	$13.56	$49,026	0.00%	1.15%	to	3.25%	-1.71%	to	0.42%
December 31, 2016	6,206	$11.67	to	$13.51	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%
December 31, 2015	7,667	$11.82	to	$13.39	$95,592	0.00%	1.15%	to	3.25%	-1.52%	to	0.61%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2019	9	$17.25	to	$18.52	$156	4.02%	1.40%	to	1.85%	13.40%	to	13.91%
December 31, 2018	10	$15.21	to	$16.26	$156	12.90%	1.40%	to	1.85%	-18.38%	to	-18.01%
December 31, 2017	15	$18.64	to	$19.83	$280	3.05%	1.40%	to	1.85%	22.60%	to	23.14%
December 31, 2016	15	$15.20	to	$16.11	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%
December 31, 2015	20	$14.99	to	$15.82	$307	4.18%	1.40%	to	1.85%	0.44%	to	0.88%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2019	124	$5.24	to	$5.65	$666	0.00%	1.40%	to	1.85%	34.90%	to	35.50%
December 31, 2018	177	$3.89	to	$4.17	$705	0.00%	1.40%	to	1.85%	-1.32%	to	-0.88%
December 31, 2017	230	$3.94	to	$4.21	$928	0.24%	1.40%	to	1.85%	32.51%	to	33.09%
December 31, 2016	247	$2.97	to	$3.16	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%
December 31, 2015	274	$2.21	to	$3.18	$840	0.00%	1.40%	to	1.85%	-0.22%	to	0.22%
A 104

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2019	16	$26.82	to	$27.71	$422	0.00%	1.50%	to	1.85%	23.03%	to	23.46%
December 31, 2018	17	$21.80	to	$22.44	$368	0.00%	1.50%	to	1.85%	-0.38%	to	-0.03%
December 31, 2017	18	$21.88	to	$22.45	$403	0.00%	1.50%	to	1.85%	23.85%	to	24.28%
December 31, 2016	22	$17.67	to	$18.07	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%
December 31, 2015	23	$16.65	to	$17.05	$394	0.00%	1.40%	to	1.85%	-4.40%	to	-3.98%

	AST Bond Portfolio 2022
December 31, 2019	1,785	$10.70	to	$12.60	$20,774	0.00%	1.50%	to	3.25%	2.45%	to	4.33%
December 31, 2018	2,413	$10.45	to	$12.40	$27,094	0.00%	1.15%	to	3.25%	-3.41%	to	-1.30%
December 31, 2017	3,125	$10.82	to	$12.57	$36,142	0.00%	1.15%	to	3.25%	-1.72%	to	0.40%
December 31, 2016	5,334	$11.01	to	$12.52	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
December 31, 2015	6,111	$11.17	to	$12.44	$71,799	0.00%	1.15%	to	3.25%	-1.22%	to	0.92%

	AST Quantitative Modeling Portfolio
December 31, 2019	80,749	$10.55	to	$18.04	$1,259,104	0.00%	0.48%	to	2.65%	5.73%	to	20.54%
December 31, 2018	77,775	$11.57	to	$14.97	$1,066,652	0.00%	0.55%	to	2.65%	-8.95%	to	-7.04%
December 31, 2017	74,247	$12.49	to	$16.10	$1,103,532	0.00%	0.55%	to	2.65%	15.15%	to	17.54%
December 31, 2016	67,999	$10.66	to	$13.70	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%
December 31, 2015	60,584	$10.11	to	$12.96	$738,462	0.00%	0.55%	to	2.65%	-2.44%	to	4.38%

	AST BlackRock Global Strategies Portfolio
December 31, 2019	142,439	$10.87	to	$14.97	$1,941,764	0.00%	0.35%	to	3.25%	8.75%	to	16.97%
December 31, 2018	142,883	$10.36	to	$12.79	$1,681,427	0.00%	0.55%	to	3.25%	-8.37%	to	-5.80%
December 31, 2017	156,449	$11.31	to	$13.58	$1,972,632	0.00%	0.55%	to	3.25%	8.96%	to	11.99%
December 31, 2016	159,343	$10.38	to	$12.13	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%
December 31, 2015	163,922	$10.03	to	$11.40	$1,772,067	0.00%	0.55%	to	3.25%	-6.15%	to	-3.53%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2019	52	$25.12	to	$25.85	$1,327	0.54%	1.50%	to	1.85%	29.42%	to	29.86%
December 31, 2018	65	$19.41	to	$19.91	$1,280	0.43%	1.50%	to	1.85%	-8.63%	to	-8.31%
December 31, 2017	73	$21.24	to	$21.71	$1,571	0.93%	1.50%	to	1.85%	18.54%	to	18.95%
December 31, 2016	79	$17.92	to	$18.25	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%
December 31, 2015	89	$16.22	to	$16.54	$1,446	0.40%	1.40%	to	1.85%	-4.61%	to	-4.19%

	AST Prudential Core Bond Portfolio
December 31, 2019	30,278	$10.14	to	$12.81	$361,679	0.00%	0.35%	to	3.25%	1.09%	to	9.15%
December 31, 2018	26,712	$9.63	to	$11.74	$295,254	0.00%	0.55%	to	3.25%	-4.05%	to	-1.36%
December 31, 2017	26,114	$10.04	to	$11.90	$294,892	0.00%	0.55%	to	3.25%	2.25%	to	5.09%
December 31, 2016	23,110	$9.82	to	$11.32	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%
December 31, 2015	20,330	$9.74	to	$10.92	$214,505	0.00%	0.55%	to	3.25%	-3.51%	to	-0.82%

	AST Bond Portfolio 2023
December 31, 2019	573	$9.30	to	$10.92	$5,939	0.00%	1.30%	to	3.25%	3.05%	to	5.14%
December 31, 2018	1,037	$9.02	to	$10.24	$10,167	0.00%	1.50%	to	3.25%	-3.52%	to	-1.75%
December 31, 2017	709	$9.35	to	$10.43	$7,147	0.00%	1.50%	to	3.25%	-1.60%	to	0.20%
December 31, 2016	1,279	$9.50	to	$10.58	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%
December 31, 2015	854	$9.64	to	$10.45	$8,653	0.00%	1.30%	to	3.25%	-0.63%	to	1.39%

	AST MFS Growth Allocation Portfolio
December 31, 2019	48,939	$11.30	to	$16.91	$748,647	0.00%	0.35%	to	3.25%	12.85%	to	22.09%
December 31, 2018	40,453	$11.53	to	$13.85	$511,595	0.00%	0.55%	to	3.25%	-11.27%	to	-8.78%
December 31, 2017	44,909	$12.99	to	$15.18	$628,915	0.00%	0.55%	to	3.25%	12.72%	to	15.85%
December 31, 2016	43,064	$11.52	to	$13.11	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%
December 31, 2015	42,485	$11.40	to	$12.63	$507,613	0.00%	0.55%	to	3.25%	-4.45%	to	-1.78%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2019	714	$10.27	to	$12.52	$8,185	0.00%	0.48%	to	1.95%	2.92%	to	14.22%
December 31, 2018	676	$9.21	to	$10.99	$6,818	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	661	$10.06	to	$11.86	$7,173	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	478	$9.39	to	$10.93	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	350	$8.65	to	$9.95	$3,176	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%

A 105

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Large-Cap Value Portfolio
December 31, 2019	10,037	$10.60	to	$22.43	$205,540	0.00%	0.35%	to	2.95%	6.32%	to	28.64%
December 31, 2018	8,592	$11.87	to	$17.44	$138,716	0.00%	0.55%	to	2.95%	-12.74%	to	-10.65%
December 31, 2017	9,130	$13.33	to	$19.51	$166,418	0.00%	0.55%	to	3.15%	13.65%	to	16.70%
December 31, 2016	7,262	$11.45	to	$16.72	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%
December 31, 2015	3,551	$10.18	to	$14.82	$50,150	0.00%	0.55%	to	2.65%	-3.35%	to	6.06%

	AST Bond Portfolio 2024
December 31, 2019	460	$9.26	to	$10.51	$4,633	0.00%	1.50%	to	3.25%	4.45%	to	6.36%
December 31, 2018	2,167	$8.87	to	$9.89	$20,453	0.00%	1.50%	to	3.25%	-3.89%	to	-2.12%
December 31, 2017	1,614	$9.22	to	$10.10	$15,782	0.00%	1.50%	to	3.25%	-1.61%	to	0.18%
December 31, 2016	231	$9.53	to	$10.22	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
December 31, 2015	368	$9.51	to	$10.14	$3,632	0.00%	1.15%	to	3.25%	-0.50%	to	1.66%

	AST AQR Emerging Markets Equity Portfolio
December 31, 2019	2,679	$10.66	to	$14.01	$31,138	0.00%	0.35%	to	1.95%	6.12%	to	17.16%
December 31, 2018	2,406	$9.26	to	$11.98	$23,989	0.00%	0.55%	to	1.95%	-20.55%	to	-19.40%
December 31, 2017	2,206	$11.65	to	$14.89	$27,290	0.00%	0.55%	to	1.95%	32.33%	to	34.21%
December 31, 2016	636	$8.81	to	$11.12	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%
December 31, 2015	454	$7.92	to	$9.88	$3,695	0.00%	0.55%	to	1.95%	-17.17%	to	2.68%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2019	8,907	$10.53	to	$21.18	$174,580	0.00%	0.35%	to	2.85%	5.92%	to	30.31%
December 31, 2018	7,720	$13.08	to	$16.26	$117,570	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	8,769	$13.85	to	$17.16	$142,435	0.00%	0.55%	to	3.15%	14.69%	to	17.75%
December 31, 2016	8,007	$11.80	to	$14.58	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%
December 31, 2015	4,530	$10.36	to	$12.76	$55,947	0.00%	0.55%	to	2.85%	-6.32%	to	7.54%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2019	1,169,849	$12.13	to	$12.82	$14,186,157	0.00%	1.10%	to	1.90%	16.46%	to	17.41%
December 31, 2018	941,647	$10.41	to	$10.92	$9,805,072	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	775,116	$11.24	to	$11.70	$8,715,463	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	655,378	$10.54	to	$10.88	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	412,305	$9.86	to	$10.10	$4,067,264	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%

	AST AQR Large-Cap Portfolio
December 31, 2019	1,244	$10.72	to	$19.88	$22,672	0.00%	0.48%	to	2.95%	7.58%	to	21.90%
December 31, 2018	1,161	$12.48	to	$16.31	$17,550	0.00%	0.55%	to	2.95%	-10.78%	to	-8.64%
December 31, 2017	1,066	$13.70	to	$17.85	$17,609	0.00%	0.55%	to	2.95%	18.65%	to	21.46%
December 31, 2016	712	$11.32	to	$14.70	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%
December 31, 2015	521	$10.32	to	$13.35	$6,684	0.00%	0.55%	to	2.35%	-0.61%	to	7.26%

	AST QMA Large-Cap Portfolio
December 31, 2019	989	$10.77	to	$20.84	$18,744	0.00%	0.48%	to	2.95%	7.89%	to	24.50%
December 31, 2018	883	$12.71	to	$16.74	$13,957	0.00%	0.55%	to	2.95%	-9.83%	to	-7.66%
December 31, 2017	758	$13.81	to	$18.13	$12,960	0.00%	0.55%	to	2.95%	17.94%	to	20.74%
December 31, 2016	604	$11.47	to	$15.01	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%
December 31, 2015	446	$10.44	to	$13.62	$5,751	0.00%	0.55%	to	2.35%	-0.79%	to	8.62%

	AST Bond Portfolio 2025
December 31, 2019	776	$10.84	to	$12.33	$9,011	0.00%	1.15%	to	3.25%	5.19%	to	7.47%
December 31, 2018	2,827	$10.31	to	$11.48	$30,694	0.00%	1.15%	to	3.25%	-3.98%	to	-1.88%
December 31, 2017	457	$10.74	to	$11.43	$5,081	0.00%	1.75%	to	3.25%	-1.47%	to	0.08%
December 31, 2016	1,025	$10.90	to	$11.62	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%
December 31, 2015	18,386	$10.99	to	$11.47	$206,638	0.00%	1.15%	to	3.25%	-1.32%	to	0.82%

	AST T. Rowe Price Growth Opportunities Portfolio
December 31, 2019	185,524	$11.25	to	$15.33	$2,705,786	0.00%	0.35%	to	1.95%	12.25%	to	24.04%
December 31, 2018	125,668	$11.53	to	$12.36	$1,489,625	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	99,564	$12.74	to	$13.46	$1,294,638	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	70,775	$10.79	to	$11.24	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	50,131	$10.43	to	$10.72	$527,806	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%

A 106

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Global Growth Allocation Portfolio
December 31, 2019	2,948	$10.51	to	$13.46	$38,504	0.00%	0.48%	to	0.86%	5.26%	to	19.90%
December 31, 2018	2,648	$10.94	to	$11.26	$29,295	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	2,312	$12.19	to	$12.54	$28,427	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	1,992	$10.53	to	$10.84	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%
December 31, 2015	1,563	$10.05	to	$10.12	$15,774	0.00%	0.55%	to	0.86%	-1.79%	to	4.89%

	AST T. Rowe Price Diversified Real Growth Portfolio
December 31, 2019	5,890	$10.53	to	$14.64	$84,135	0.00%	0.48%	to	0.86%	5.36%	to	21.40%
December 31, 2018	4,446	$11.60	to	$12.10	$52,914	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	4,010	$12.60	to	$13.14	$51,709	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	3,211	$10.71	to	$11.16	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	2,275	$10.07	to	$10.28	$23,321	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%

	AST Prudential Flexible Multi-Strategy Portfolio
December 31, 2019	5,864	$10.49	to	$13.85	$79,837	0.00%	0.48%	to	0.86%	5.03%	to	14.24%
December 31, 2018	5,861	$11.40	to	$12.12	$70,334	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	5,558	$12.30	to	$13.04	$71,846	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	4,706	$10.61	to	$11.21	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	3,374	$9.96	to	$10.49	$35,131	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%

	AST Franklin Templeton K2 Global Absolute Return Portfolio
December 31, 2019	1,931	$9.95	to	$10.67	$19,518	0.00%	0.48%	to	0.86%	3.62%	to	5.47%
December 31, 2018	1,990	$9.44	to	$10.13	$19,026	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	1,743	$10.05	to	$10.79	$17,710	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	1,414	$9.42	to	$10.11	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	1,127	$9.26	to	$9.95	$10,494	0.00%	0.55%	to	0.86%	-4.06%	to	0.93%

	AST Managed Equity Portfolio
December 31, 2019	2,925	$10.69	to	$14.92	$41,307	0.00%	0.48%	to	0.86%	7.42%	to	24.80%
December 31, 2018	2,698	$11.23	to	$11.99	$30,682	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	2,236	$12.89	to	$13.76	$29,107	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	1,691	$10.47	to	$11.17	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%
December 31, 2015	1,017	$10.04	to	$10.09	$10,254	0.00%	0.55%	to	0.86%	-2.12%	to	4.46%

	AST Managed Fixed Income Portfolio
December 31, 2019	3,408	$10.12	to	$11.15	$37,798	0.00%	0.48%	to	0.86%	0.95%	to	8.20%
December 31, 2018	3,216	$10.17	to	$10.32	$33,024	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	2,832	$10.34	to	$10.50	$29,511	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	2,324	$10.03	to	$10.19	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%
December 31, 2015	1,574	$9.77	to	$9.84	$15,432	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%

	AST FQ Absolute Return Currency Portfolio
December 31, 2019	243	$9.03	to	$9.99	$2,224	0.00%	0.48%	to	0.86%	-4.03%	to	0.50%
December 31, 2018	254	$9.40	to	$10.40	$2,421	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	234	$10.01	to	$11.08	$2,366	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	293	$10.39	to	$11.51	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%
December 31, 2015	71	$9.08	to	$10.07	$642	0.00%	0.55%	to	0.86%	-6.38%	to	-3.21%

	AST Jennison Global Infrastructure Portfolio
December 31, 2019	571	$10.55	to	$14.84	$7,700	0.00%	0.48%	to	0.86%	6.20%	to	27.63%
December 31, 2018	529	$10.66	to	$11.66	$5,676	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	431	$11.74	to	$12.86	$5,087	0.00%	0.55%	to	0.86%	17.84%	to	18.20%
December 31, 2016	303	$9.95	to	$10.91	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%
December 31, 2015	213	$9.26	to	$9.33	$1,976	0.00%	0.55%	to	0.86%	-10.95%	to	-3.15%

	AST PIMCO Dynamic Bond Portfolio
December 31, 2019	902	$9.72	to	$10.38	$8,875	0.00%	0.48%	to	0.86%	1.52%	to	4.74%
December 31, 2018	549	$9.29	to	$9.94	$5,149	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	498	$9.38	to	$10.06	$4,717	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	432	$9.47	to	$10.17	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%
December 31, 2015	276	$9.44	to	$9.86	$2,613	0.00%	0.55%	to	0.86%	-2.92%	to	-0.98%

A 107

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Legg Mason Diversified Growth Portfolio
December 31, 2019	39,352	$10.82	to	$13.29	$501,324	0.00%	0.35%	to	1.95%	8.09%	to	17.60%
December 31, 2018	29,409	$10.66	to	$11.30	$321,088	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	25,241	$11.59	to	$12.11	$297,699	0.00%	0.55%	to	1.95%	12.38%	to	13.98%
December 31, 2016	16,090	$10.31	to	$10.63	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	7,330	$9.66	to	$9.81	$71,146	0.00%	0.55%	to	1.95%	-2.84%	to	-1.45%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2019	3,763	$9.77	to	$10.87	$39,140	0.00%	1.15%	to	3.25%	6.45%	to	8.76%
December 31, 2018	7,783	$9.17	to	$10.00	$74,690	0.00%	1.15%	to	3.25%	-4.27%	to	-2.18%
December 31, 2017	8,158	$9.58	to	$10.22	$80,946	0.00%	1.15%	to	3.25%	-0.90%	to	1.25%
December 31, 2016	12,370	$9.67	to	$10.09	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%
December 31, 2015	2,626	$9.79	to	$10.00	$26,042	0.00%	1.15%	to	3.25%	-2.09%	to	0.04%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2019	473	$10.03	to	$11.40	$5,294	0.00%	0.48%	to	0.86%	0.15%	to	6.56%
December 31, 2018	361	$10.44	to	$10.70	$3,850	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	278	$10.49	to	$10.72	$2,973	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	139	$10.32	to	$10.51	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%
December 31, 2015	35	$9.92	to	$10.05	$354	0.00%	0.55%	to	0.73%	-0.85%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2019	229	$10.05	to	$11.42	$2,559	0.00%	0.48%	to	0.86%	0.32%	to	9.04%
December 31, 2018	154	$10.17	to	$10.48	$1,610	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	117	$10.29	to	$10.57	$1,227	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	77	$10.16	to	$10.41	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%
December 31, 2015	27	$9.99	to	$10.11	$268	0.00%	0.55%	to	0.86%	-0.11%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015) (liquidated June 28, 2019)
December 31, 2019	—	$8.95	to	$9.04	$—	0.00%	0.55%	to	0.86%	0.17%	to	0.32%
December 31, 2018	241	$8.93	to	$9.02	$2,161	0.00%	0.55%	to	0.86%	-1.51%	to	-1.20%
December 31, 2017	144	$9.05	to	$9.14	$1,306	0.00%	0.55%	to	0.86%	-0.86%	to	-0.55%
December 31, 2016	97	$9.11	to	$9.21	$890	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	28	$9.43	to	$9.54	$263	0.00%	0.55%	to	0.86%	-5.70%	to	-4.98%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2019	295	$9.96	to	$11.50	$3,344	0.00%	0.48%	to	0.86%	-0.78%	to	6.40%
December 31, 2018	195	$10.55	to	$10.81	$2,103	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	147	$10.28	to	$10.51	$1,545	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	138	$10.14	to	$10.32	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%
December 31, 2015	30	$9.95	to	$10.10	$302	0.00%	0.55%	to	0.73%	-0.55%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2019	438	$10.21	to	$12.06	$5,168	0.00%	0.48%	to	0.86%	2.35%	to	15.18%
December 31, 2018	378	$10.19	to	$10.49	$3,886	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	271	$11.00	to	$11.34	$3,008	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	151	$9.79	to	$10.09	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	59	$9.54	to	$9.84	$569	0.00%	0.55%	to	0.86%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015) (liquidated June 28, 2019)
December 31, 2019	—	$8.77	to	$9.37	$—	0.00%	0.55%	to	0.86%	3.35%	to	3.51%
December 31, 2018	340	$8.48	to	$9.06	$2,916	0.00%	0.55%	to	0.86%	-6.57%	to	-6.28%
December 31, 2017	199	$9.06	to	$9.70	$1,829	0.00%	0.55%	to	0.86%	0.56%	to	0.88%
December 31, 2016	145	$8.99	to	$9.65	$1,326	0.00%	0.55%	to	0.86%	-4.44%	to	-2.91%
December 31, 2015	50	$9.39	to	$9.74	$473	0.00%	0.55%	to	0.86%	-6.10%	to	-0.58%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2019	779	$10.59	to	$12.70	$8,847	0.00%	0.48%	to	0.86%	6.92%	to	16.21%
December 31, 2018	669	$9.66	to	$10.96	$6,560	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	583	$11.50	to	$13.07	$6,792	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	191	$9.29	to	$10.58	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%
December 31, 2015	73	$9.30	to	$9.95	$687	0.00%	0.55%	to	0.86%	-7.66%	to	3.29%

A 108

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2019	934	$9.88	to	$10.28	$9,310	0.00%	0.35%	to	0.86%	1.35%	to	4.69%
December 31, 2018	875	$9.45	to	$9.85	$8,326	0.00%	0.55%	to	0.86%	-4.23%	to	-3.93%
December 31, 2017	609	$9.85	to	$10.28	$6,028	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	396	$9.67	to	$9.81	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	100	$9.65	to	$9.79	$968	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015) (liquidated June 28, 2019)
December 31, 2019	—	$11.61	to	$11.97	$—	0.00%	0.55%	to	0.86%	10.27%	to	10.44%
December 31, 2018	456	$10.52	to	$10.84	$4,843	0.00%	0.55%	to	0.86%	-7.24%	to	-6.95%
December 31, 2017	319	$11.32	to	$11.68	$3,633	0.00%	0.55%	to	0.86%	13.32%	to	13.67%
December 31, 2016	120	$9.97	to	$10.61	$1,200	0.00%	0.55%	to	0.86%	2.61%	to	6.07%
December 31, 2015	41	$9.70	to	$10.01	$396	0.00%	0.55%	to	0.86%	-3.01%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015) (merged January 25, 2019)
December 31, 2019	—	$11.56	to	$11.86	$—	0.00%	0.55%	to	0.86%	3.55%	to	3.57%
December 31, 2018	1,269	$11.16	to	$11.45	$14,254	0.00%	0.55%	to	0.86%	-5.73%	to	-5.43%
December 31, 2017	1,097	$11.82	to	$12.13	$13,032	0.00%	0.55%	to	0.86%	12.74%	to	13.09%
December 31, 2016	698	$10.46	to	$10.74	$7,335	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	178	$9.61	to	$9.87	$1,719	0.00%	0.55%	to	0.73%	-3.91%	to	0.79%

	Blackrock Global Allocation V.I. Fund (Class III) (available August 24, 2015)
December 31, 2019	4,130	$10.52	to	$12.87	$51,164	1.39%	0.48%	to	0.86%	5.41%	to	17.11%
December 31, 2018	3,693	$10.59	to	$11.02	$39,436	0.93%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	2,991	$11.55	to	$12.03	$34,766	1.46%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	2,006	$10.25	to	$10.67	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%
December 31, 2015	556	$9.96	to	$9.97	$5,542	1.76%	0.55%	to	0.86%	1.58%	to	1.70%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2019	1,594	$10.29	to	$12.74	$19,837	3.07%	0.48%	to	0.86%	2.77%	to	13.64%
December 31, 2018	1,264	$10.97	to	$11.25	$13,988	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	790	$11.64	to	$11.93	$9,257	4.16%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	531	$10.51	to	$10.77	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%
December 31, 2015	122	$9.98	to	$9.99	$1,218	7.20%	0.55%	to	0.86%	1.96%	to	2.07%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2019	3,296	$9.89	to	$10.78	$34,237	0.00%	1.15%	to	3.25%	7.09%	to	9.41%
December 31, 2018	9,050	$9.24	to	$9.85	$86,291	0.00%	1.15%	to	3.25%	-4.49%	to	-2.40%
December 31, 2017	8,868	$9.67	to	$10.09	$87,631	0.00%	1.15%	to	3.25%	-0.64%	to	1.51%
December 31, 2016	13,680	$9.73	to	$9.94	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2019	451	$13.03	to	$13.30	$5,937	2.09%	1.40%	to	2.00%	20.18%	to	20.89%
December 31, 2018	506	$10.84	to	$11.00	$5,533	0.34%	1.40%	to	2.00%	-19.33%	to	-18.85%
December 31, 2017	547	$13.44	to	$13.55	$7,381	0.96%	1.40%	to	2.00%	38.34%	to	39.15%
December 31, 2016	585	$9.72	to	$9.74	$5,696	0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2019	887	$10.12	to	$10.75	$9,329	0.00%	1.30%	to	3.25%	7.96%	to	10.16%
December 31, 2018	2,788	$9.37	to	$9.78	$26,723	0.00%	1.15%	to	3.25%	-5.26%	to	-3.19%
December 31, 2017	222	$9.89	to	$10.10	$2,219	0.00%	1.15%	to	3.25%	-1.11%	to	1.03%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (available January 2, 2018)
December 31, 2019	1,766	$10.34	to	$10.80	$18,741	0.00%	1.15%	to	3.25%	8.65%	to	11.01%
December 31, 2018	313	$9.52	to	$9.73	$3,009	0.00%	1.15%	to	3.25%	-4.82%	to	-2.74%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A 109

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST American Funds Growth Allocation Portfolio (available April 30, 2018)
December 31, 2019	78,975	$11.24	to	$11.57	$902,733	0.00%	0.35%	to	1.95%	12.19%	to	21.63%
December 31, 2018	28,990	$9.42	to	$9.51	$274,473	0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2030 (available January 2, 2019)
December 31, 2019	920	$11.07	to	$11.31	$10,321	0.00%	1.15%	to	3.25%	10.68%	to	13.08%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 80/20 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2019	14,124	$11.27	to	$12.29	$172,194	0.00%	0.35%	to	1.95%	12.54%	to	17.45%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 60/40 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2019	10,889	$11.17	to	$11.86	$128,249	0.00%	0.35%	to	1.95%	11.58%	to	14.46%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Western Asset Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	28	$10.06	to	$10.06	$279	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST T. Rowe Price Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	28	$10.08	to	$10.08	$280	0.00%	1.20%	to	1.30%	0.81%	to	0.85%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST PIMCO Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	26	$10.06	to	$10.06	$262	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Prudential Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	64	$10.13	to	$10.13	$644	0.00%	1.20%	to	1.30%	1.31%	to	1.35%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	28	$10.06	to	$10.06	$279	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A 110

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Dimensional Global Core Allocation Portfolio (available November 18, 2019)
December 31, 2019	107	$10.30	to	$10.31	$1,099	0.00%	0.85%	to	1.45%	3.02%	to	3.10%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.	Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Pruco Life. These charges are assessed through a reduction in unit values.

B.	Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through a reduction in unit values.

A 111

Note 8:	Charges and Expenses (continued)

The following are the base and maximum combined mortality and expense risk and administration charges of the respective contracts.

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Preferred	1.40%	1.40%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential MyRock Advisor Variable Annuity	0.25%	1.30%
Prudential Premier Advisor Variable Annuity Series(1)	0.35% / 0.55%	1.95%
Prudential Premier Investment Variable Annuity B Series(2)	0.48% / 0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity C Series	1.30%	3.15%
Prudential Premier Retirement Variable Annuity L Series	1.30%	3.10%
Prudential Premier Retirement Variable Annuity X Series	1.30%	3.25%
Prudential Premier Variable Annuity B Series	1.15%	2.55%
Prudential Premier Variable Annuity Bb Series	0.95%	2.35%
Prudential Premier Variable Annuity L Series	1.50%	2.90%
Prudential Premier Variable Annuity X Series	1.55%	2.95%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.50%
Strategic Partners FlexElite 2	1.65%	2.75%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.60%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.60%

(1)    Effective February 25, 2019, the base charge on Prudential Premier Advisor Variable Annuity Series product was reduced to 0.35%. Contracts issued under this product on or after February 25, 2019 will have a base charge of 0.35%.

(2)    Effective September 16, 2019, the base charge on Prudential Premier Investment Variable Annuity B Series product was reduced to 0.48%. Contracts issued under this product on or after September 16, 2019 will have a base charge of 0.48%.

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For certain products with Highest Daily Lifetime Seven benefit options, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

A 112

Note 8:	Charges and Expenses (continued)

For certain products with Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, and Highest Daily Lifetime Seven Plus benefit options, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

These other related charges are assessed through the redemption of units.

Note 9:	Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10:	Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A 113

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and
the Contract Owners of Pruco Life Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	ProFund VP Financials (1)
Prudential Diversified Bond Portfolio (1)	ProFund VP Health Care (1)
Prudential Equity Portfolio (Class I) (1)	ProFund VP Industrials (1)
Prudential Flexible Managed Portfolio (1)	ProFund VP Mid-Cap Growth (1)
Prudential Conservative Balanced Portfolio (1)	ProFund VP Mid-Cap Value (1)
Prudential Value Portfolio (Class I) (1)	ProFund VP Real Estate (1)
Prudential High Yield Bond Portfolio (1)	ProFund VP Small-Cap Growth (1)
Prudential Natural Resources Portfolio (Class I) (1)	ProFund VP Small-Cap Value (1)
Prudential Stock Index Portfolio (1)	ProFund VP Telecommunications (1)
Prudential Global Portfolio (1)	ProFund VP Utilities (1)
Prudential Jennison Portfolio (Class I) (1)	ProFund VP Large-Cap Growth (1)
Prudential Small Capitalization Stock Portfolio (1)	ProFund VP Large-Cap Value (1)
T. Rowe Price International Stock Portfolio (1)	AST Jennison Large-Cap Growth Portfolio (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	AST Bond Portfolio 2020 (1)
Invesco V.I. Core Equity Fund (Series I) (1)	AST Bond Portfolio 2021 (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
MFS® Research Series (Initial Class) (1)	Wells Fargo VT Small Cap Growth Fund (Class 1) (1)
MFS® Growth Series (Initial Class) (1)	AST Bond Portfolio 2022 (1)
American Century VP Value Fund (Class I) (1)	AST Quantitative Modeling Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	Wells Fargo VT Opportunity Fund (Class 1)
Davis Value Portfolio (1)	AST Prudential Core Bond Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST Bond Portfolio 2023 (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST MFS Growth Allocation Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST MFS Large-Cap Value Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST Bond Portfolio 2024 (1)
AST Goldman Sachs Large-Cap Value Portfolio (2)	AST AQR Emerging Markets Equity Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST AQR Large-Cap Portfolio (1)
AST High Yield Portfolio (1)	AST QMA Large-Cap Portfolio (1)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Bond Portfolio 2025 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST Small-Cap Value Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST Mid-Cap Growth Portfolio (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)
AST MFS Growth Portfolio (1)	AST Managed Equity Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST Managed Fixed Income Portfolio (1)
AST BlackRock Low Duration Bond Portfolio (1)	AST FQ Absolute Return Currency Portfolio (1)
AST QMA US Equity Alpha Portfolio (1)	AST Jennison Global Infrastructure Portfolio (1)

A 114

AST T. Rowe Price Natural Resources Portfolio (1)	AST PIMCO Dynamic Bond Portfolio (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST Bond Portfolio 2026 (1)
AST J.P. Morgan International Equity Portfolio (1)	AST AB Global Bond Portfolio (1)
AST Templeton Global Bond Portfolio (1)	AST Goldman Sachs Global Income Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Morgan Stanley Multi-Asset Portfolio (3)
AST Capital Growth Asset Allocation Portfolio (1)	AST Wellington Management Global Bond Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	AST Wellington Management Real Total Return Portfolio (3)
AST Preservation Asset Allocation Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	AST Managed Alternatives Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Emerging Managers Diversified Portfolio (3)
AST Advanced Strategies Portfolio (1)	AST Columbia Adaptive Risk Allocation Portfolio (4)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST Government Money Market Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST Small-Cap Growth Portfolio (1)	AST Bond Portfolio 2027 (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	NVIT Emerging Markets Fund (Class D) (1)
AST International Value Portfolio (1)	AST Bond Portfolio 2028 (1)
AST International Growth Portfolio (1)	AST Bond Portfolio 2029 (5)
AST Investment Grade Bond Portfolio (1)	AST American Funds Growth Allocation Portfolio (6)
AST Western Asset Core Plus Bond Portfolio (1)	AST Bond Portfolio 2030 (7)
AST Bond Portfolio 2019 (1)	AST BlackRock 80/20 Target Allocation ETF Portfolio (8)
AST Cohen & Steers Global Realty Portfolio (1)	AST BlackRock 60/40 Target Allocation ETF Portfolio (8)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Western Asset Corporate Bond Portfolio (9)
AST Goldman Sachs Small-Cap Value Portfolio (1)	AST T. Rowe Price Corporate Bond Portfolio (9)
AST AllianzGI World Trends Portfolio (1)	AST PIMCO Corporate Bond Portfolio (9)
AST J.P. Morgan Global Thematic Portfolio (1)	AST Prudential Corporate Bond Portfolio (9)
AST Goldman Sachs Multi-Asset Portfolio (1)	AST BlackRock Corporate Bond Portfolio (9)
ProFund VP Consumer Services (1)	AST Dimensional Global Core Allocation Portfolio (10)
ProFund VP Consumer Goods (1)
(1) Statement of net assets as of December 31,2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018
(2) Statement of net assets as of April 26, 2019 (date of merger), statement of operations for the period January 1, 2019 to April 26, 2019 and statement of changes in net assets for the period January 1, 2019 to April 26, 2019 and for the year ended December 31, 2018

(3) Statement of net assets as of June 28, 2019 (date of liquidation), statement of operations for the period January 1, 2019 to June 28, 2019 and statement of changes in net assets for the period January 1, 2019 to June 28, 2019 and for the year ended December 31, 2018

(4) Statement of net assets as of January 25, 2019 (date of merger), statement of operations for the period January 1, 2019 to January 25, 2019 and statement of changes in net assets for the period January 1, 2019 to January 25, 2019 and for the year ended December 31, 2018

(5) Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period January 2, 2018 (commencement of operations) to December 31, 2018

(6) Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period April 30, 2018 (commencement of operations) to December 31, 2018

(7) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period January 2, 2019 (commencement of operations) to December 31, 2019
(8) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period January 28, 2019 (commencement of operations) to December 31, 2019
(9) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period August 19, 2019 (commencement of operations) to December 31, 2019
(10) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period November 18, 2019 (commencement of operations) to December 31, 2019

A 115

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 3, 2020

We have served as the auditor of one or more of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account since 1996.

A 116

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2019, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2019.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 5, 2020

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2019 and 2018 (in thousands, except share amounts)

	December 31, 2019	December 31, 2018
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2019 – $5,283,266; 2018 – $5,244,903)	$5,681,970	$5,199,595
Fixed maturities, trading, at fair value (amortized cost: 2019 – $59,995; 2018 – $44,759)	59,964	41,627
Equity securities, at fair value (cost: 2019 – $6,360; 2018 – $31,824)	10,494	36,922
Policy loans	1,314,064	1,236,077
Commercial mortgage and other loans	1,239,885	1,209,150
Other invested assets (includes $87,456 and $120,717 measured at fair value at December 31, 2019 and 2018, respectively)	429,558	377,429
Total investments	8,735,935	8,100,800
Cash and cash equivalents	563,199	416,840
Deferred policy acquisition costs	1,855,698	1,613,922
Accrued investment income	89,448	88,278
Reinsurance recoverables	40,710,159	34,682,127
Receivables from parent and affiliates	271,981	289,580
Income taxes receivable	102,652	46,102
Other assets	441,543	365,219
Separate account assets	138,387,772	119,077,916
TOTAL ASSETS	$191,158,387	$164,680,784
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$25,258,673	$19,476,394
Policyholders’ account balances	22,878,823	22,059,692
Cash collateral for loaned securities	7,529	11,063
Short-term debt to affiliates	2,845	0
Payables to parent and affiliates	216,842	229,345
Other liabilities	1,390,876	1,093,143
Separate account liabilities	138,387,772	119,077,916
Total liabilities	188,143,360	161,947,553
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,153,632	1,146,592
Retained earnings	1,577,453	1,612,435
Accumulated other comprehensive income (loss)	281,442	(28,296)
Total equity	3,015,027	2,733,231
TOTAL LIABILITIES AND EQUITY	$191,158,387	$164,680,784
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2019, 2018, and 2017 (in thousands)

	2019	2018	2017
REVENUES
Premiums	$28,544	$50,808	$54,706
Policy charges and fee income	544,156	533,327	275,693
Net investment income	393,797	325,287	352,410
Asset administration fees	16,056	14,368	17,593
Other income	83,560	72,964	67,749
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(8,655)	(3,710)	(8,374)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	(379)	0	995
Other realized investment gains (losses), net	(107,715)	(163,568)	(72,807)
Total realized investment gains (losses), net	(116,749)	(167,278)	(80,186)
TOTAL REVENUES	949,364	829,476	687,965
BENEFITS AND EXPENSES
Policyholders’ benefits	153,074	149,499	(18,416)
Interest credited to policyholders’ account balances	187,229	171,993	168,391
Amortization of deferred policy acquisition costs	113,318	135,826	95,007
General, administrative and other expenses	336,959	314,371	271,533
TOTAL BENEFITS AND EXPENSES	790,580	771,689	516,515
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	158,784	57,787	171,450
Income tax expense (benefit)	(59,132)	(52,641)	(156,828)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	217,916	110,428	328,278
Equity in earnings of operating joint venture, net of taxes	(917)	(1,790)	(485)
NET INCOME (LOSS)	$216,999	$108,638	$327,793
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	9,572	(17,745)	259
Net unrealized investment gains (losses)	381,447	(259,981)	137,484
Total	391,019	(277,726)	137,743
Less: Income tax expense (benefit) related to other comprehensive income (loss)	81,281	(55,174)	43,372
Other comprehensive income (loss), net of taxes	309,738	(222,552)	94,371
Comprehensive income (loss)	$526,737	$(113,914)	$422,164
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2016	$2,500	$986,062	$1,448,517	$70,975	$2,508,054
Contributed capital		153,500			153,500
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,530			1,530
Comprehensive income:
Net income (loss)			327,793		327,793
Other comprehensive income (loss), net of tax				94,371	94,371
Total comprehensive income (loss)					422,164
Balance, December 31, 2017	2,500	1,141,092	1,526,310	165,346	2,835,248
Cumulative effect of adoption of ASU 2016-01			7,936	(1,539)	6,397
Cumulative effect of adoption of ASU 2018-02			(30,449)	30,449	—
Contributed capital		5,500			5,500
Dividend to parent
Contributed (distributed) capital-parent/child asset transfers
Comprehensive income:
Net income (loss)			108,638		108,638
Other comprehensive income (loss), net of tax				(222,552)	(222,552)
Total comprehensive income (loss)					(113,914)
Balance, December 31, 2018	2,500	1,146,592	1,612,435	(28,296)	2,733,231
Cumulative effect of adoption of accounting changes (1)			(1,981)		(1,981)
Contributed capital		5,900			5,900
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,140	0		1,140
Comprehensive income:
Net income (loss)			216,999		216,999
Other comprehensive income (loss), net of tax				309,738	309,738
Total comprehensive income (loss)					526,737
Balance, December 31, 2019	$2,500	$1,153,632	$1,577,453	$281,442	$3,015,027
(1) Includes the impact from the adoption of ASUs 2017-08 and 2017-12. See Note 2.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	2019	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$216,999	$108,638	$327,793
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(126,300)	(116,675)	(142,781)
Interest credited to policyholders’ account balances	187,229	171,993	168,391
Realized investment (gains) losses, net	116,749	167,278	80,186
Amortization and other non-cash items	(81,847)	(43,259)	(65,536)
Change in:
Future policy benefits	2,538,263	1,843,825	1,920,440
Reinsurance recoverables	(2,739,573)	(1,832,092)	(2,046,215)
Accrued investment income	(1,170)	(5,937)	(3,692)
Net payables to/receivables from parent and affiliates	(7,175)	18,457	43,913
Deferred policy acquisition costs	(338,455)	(211,059)	(183,884)
Income taxes	(138,706)	(28,950)	(76,330)
Derivatives, net	143,004	(44,585)	55,104
Other, net	(22,573)	(4,487)	26,443
Cash flows from (used in) operating activities	(253,555)	23,147	103,832
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	948,693	561,340	1,062,236
Fixed maturities, trading	0	0	214
Equity securities	29,532	6,008	510
Policy loans	162,744	153,124	143,655
Ceded policy loans	(11,953)	(15,131)	(15,188)
Short-term investments	51,117	13,404	72,725
Commercial mortgage and other loans	144,512	64,261	254,635
Other invested assets	18,599	19,527	31,192
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(940,605)	(875,672)	(1,315,508)
Fixed maturities, trading	(15,235)	(6,481)	(15,019)
Equity securities	(110)	(5,039)	(5,000)
Policy loans	(196,508)	(179,968)	(123,645)
Ceded policy loans	19,790	17,036	18,942
Short-term investments	(51,113)	(13,430)	(37,407)
Commercial mortgage and other loans	(171,762)	(199,847)	(180,929)
Other invested assets	(84,762)	(70,902)	(32,275)
Notes receivable from parent and affiliates, net	15,980	(2,464)	5,731
Derivatives, net	(4,056)	639	(17,569)
Other, net	(6,342)	(2,880)	(152,576)
Cash flows from (used in) investing activities	(91,479)	(536,475)	(305,276)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	5,407,620	5,093,239	4,540,655
Ceded policyholders’ account deposits	(3,537,492)	(3,230,005)	(3,083,049)
Policyholders’ account withdrawals	(3,568,340)	(3,135,714)	(2,682,445)
Ceded policyholders’ account withdrawals	2,431,701	2,022,519	1,692,756
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(3,534)	(22,106)	(110,710)
Dividend to parent	(250,000)	0	(250,000)

Contributed Capital	0	0	148,500
Contributed (distributed) capital - parent/child asset transfers	1,443	0	2,354
Net change in financing arrangements (maturities 90 days or less)	2,845	0	0
Drafts outstanding	7,150	(10,334)	59,795
Cash flows from (used in) financing activities	491,393	717,599	317,856
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	146,359	204,271	116,412
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	416,840	212,569	96,157
CASH AND CASH EQUIVALENTS, END OF YEAR	$563,199	$416,840	$212,569
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$79,574	$(23,684)	$(45,538)
Interest paid	$3,204	$3,099	$2,179

Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2019 and 2018.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $837 million of decreases in fixed maturities, available-for-sale, related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Gibraltar Universal Life Reinsurance Company ("GUL Re"), an affiliate, in the third quarter of 2017.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $35 million of decreases in other invested assets related to the tax settlements with Prudential Financial, Inc., which are related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and Pruco Life Insurance Company and GUL Re, an affiliate, in the third quarter of 2017.
See Note 9 for more information on the reinsurance transactions mentioned above.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and Prudential Insurance, as applicable. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and Prudential Insurance, as applicable.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; fair value of embedded derivative instruments associated with index-linked features of certain universal life products; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Out of Period Adjustments
During the third quarter of 2019, the Company recorded an out of period adjustment which increased “Realized investment gains
(losses), net” by $13 million, with a corresponding increase to “Interest credited to policyholders’ account balances”, which had related impacts resulting in a decrease of $5 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the three months ended September 30, 2019. This adjustment relates to a refinement to the embedded derivative reserve methodology used for the indexed universal life product that should have been recorded during second quarter of 2019.
During the second quarter of 2019, the Company recorded an out of period adjustment resulting in a net increase of $11 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the three months ended June 30, 2019. This adjustment relates to investment income from equity method investments that should have been recorded during first quarter of 2019. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.
Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income (loss) ("OCI"). For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Consolidated Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available-for-sale” were reported in AOCI. The impact of this standard resulted in an increase to retained earnings of $7.9 million, a reduction to AOCI of $1.5 million, and an increase to equity of $6.4 million upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.
In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Other invested assets consist of the Company’s non-coupon investments in Limited Partnerships and Limited Liability Companies ("LPs/LLCs") (other than operating joint ventures) and derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in OCI. Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flows on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.
Deferred policy acquisition costs are directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of indexed universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 9.
Income taxes asset primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of provisional amounts related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") recorded in 2017 and adjustments to provisional amounts recorded in 2018.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.
Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $30.4 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).
Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.
Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

LIABILITIES
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 7 for additional information regarding policyholders’ account balances.
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.
Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also "Cash and cash equivalents" above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.
Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value” or “Equity securities, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to an affiliate, Pruco Re through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".
The Company, excluding its subsidiary, also sells certain universal life products that contain a no lapse guarantee provision that was reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no-lapse guarantee resulted in an embedded derivative that incurred market risk primarily in the form of interest rate risk which at times resulted in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” for which charges are recorded in “Realized investment gains (losses), net". The Company amended or entered into multiple reinsurance transactions (see Note 9). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative. As a result of the recapture of the no-lapse guarantee risk from UPARC by Pruco Life on July 1, 2017, as described in Note 9, this embedded derivative was eliminated.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
In 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(236)
Decrease in Policyholders' benefits	253
Increase in Amortization of deferred policy acquisition costs	(19)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $284 million increase in "Other liabilities", a $247 million increase in "Reinsurance recoverables", a $48 million decrease in "Policyholders’ account balances", a $19 million decrease in "Deferred policy acquisition costs" and a $6 million decrease in "Future policy benefits".

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2019, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASU adopted during the year ended December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.	January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The impact of the cumulative-effect adjustment to retained earnings was immaterial.

ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities
This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting. The ASU eliminates separate measurement and recording of hedge ineffectiveness. It requires entities to present the earnings effect of the hedging instrument in the same income statement line item in which the hedged item is reported and also requires expanded disclosures.
January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The impact of the cumulative-effect adjustment to retained earnings and AOCI related to ineffectiveness of the hedge instruments outstanding at the date of the adoption was immaterial. See Note 4 for additional required disclosures.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU issued but not yet adopted as of December 31, 2019 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. This ASU will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.
The options for method of adoption and the impacts of such methods are under assessment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

Amortization of DAC and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record market risk benefit assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change that is attributable to changes in an entity’s non-performance risk (“NPR”), which is recognized in OCI.

An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.

Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other ASUs issued but not yet adopted as of December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments -Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASC 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption was permitted beginning January 1, 2019.

Adoption of this guidance will result in 1) the recognition of an allowance for credit losses based on the current expected credit loss model on financial assets carried at amortized cost and certain off-balance sheet credit exposures; and 2) related adjustments to retained earnings. We expect the cumulative impact of the adoption to retained earnings, primarily attributable to the reserves for commercial mortgage and other loans, to be immaterial.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,622	$2,846	$0	$86,468	$0
Obligations of U.S. states and their political subdivisions	458,152	39,675	0	497,827	0
Foreign government bonds	196,034	26,793	1	222,826	0
U.S. public corporate securities	1,914,503	229,071	2,247	2,141,327	0
U.S. private corporate securities	886,281	44,497	1,006	929,772	0
Foreign public corporate securities	256,843	22,158	385	278,616	0
Foreign private corporate securities	939,603	38,426	19,551	958,478	0
Asset-backed securities(1)	119,602	800	466	119,936	(7)
Commercial mortgage-backed securities	367,848	15,231	163	382,916	0
Residential mortgage-backed securities(2)	60,778	3,050	24	63,804	(131)
Total fixed maturities, available-for-sale	$5,283,266	$422,547	$23,843	$5,681,970	$(138)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $1.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$75,049	$2,427	$6	$77,470	$0
Obligations of U.S. states and their political subdivisions	609,955	15,154	2,351	622,758	0
Foreign government bonds	208,009	2,137	8,199	201,947	0
U.S. public corporate securities	1,739,860	46,166	54,401	1,731,625	0
U.S. private corporate securities	890,748	11,181	18,591	883,338	0
Foreign public corporate securities	270,428	3,746	12,151	262,023	0
Foreign private corporate securities	857,604	9,797	40,022	827,379	0
Asset-backed securities(1)	156,818	1,528	750	157,596	(122)
Commercial mortgage-backed securities	347,570	3,353	4,527	346,396	0
Residential mortgage-backed securities(2)	88,862	1,268	1,067	89,063	(177)
Total fixed maturities, available-for-sale	$5,244,903	$96,757	$142,065	$5,199,595	$(299)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.4 million of net unrealized losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$0	$0	$0
Obligations of U.S. states and their political subdivisions	0	0	0	0	0	0
Foreign government bonds	2,152	1	400	0	2,552	1
U.S. public corporate securities	81,622	984	19,206	1,263	100,828	2,247
U.S. private corporate securities	33,264	780	22,143	226	55,407	1,006
Foreign public corporate securities	3,839	23	9,379	362	13,218	385
Foreign private corporate securities	32,800	921	186,693	18,630	219,493	19,551
Asset-backed securities	32,361	243	55,461	223	87,822	466
Commercial mortgage-backed securities	22,153	163	0	0	22,153	163
Residential mortgage-backed securities	3,049	16	692	8	3,741	24
Total fixed maturities, available-for-sale	$211,240	$3,131	$293,974	$20,712	$505,214	$23,843

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$630	$6	$630	$6
Obligations of U.S. states and their political subdivisions	124,776	1,571	31,215	780	155,991	2,351
Foreign government bonds	77,055	3,184	59,700	5,015	136,755	8,199
U.S. public corporate securities	784,916	37,635	213,147	16,766	998,063	54,401
U.S. private corporate securities	263,934	9,159	287,031	9,432	550,965	18,591
Foreign public corporate securities	124,764	6,286	72,725	5,865	197,489	12,151
Foreign private corporate securities	424,921	22,605	127,201	17,417	552,122	40,022
Asset-backed securities	112,527	650	6,523	100	119,050	750
Commercial mortgage-backed securities	49,616	434	116,786	4,093	166,402	4,527
Residential mortgage-backed securities	34,249	240	32,432	827	66,681	1,067
Total fixed maturities, available-for-sale	$1,996,758	$81,764	$947,390	$60,301	$2,944,148	$142,065

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019 and 2018, the gross unrealized losses on fixed maturity securities were composed of $16.0 million and $121.3 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $7.8 million and $20.8 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $20.7 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and consumer non-cyclical sectors. As of December 31, 2018, the $60.3 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and consumer non-cyclical sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2019, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2019
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$139,614	$140,916
Due after one year through five years	688,411	697,057
Due after five years through ten years	1,073,731	1,115,368
Due after ten years	2,833,282	3,161,973
Asset-backed securities	119,602	119,936
Commercial mortgage-backed securities	367,848	382,916
Residential mortgage-backed securities	60,778	63,804
Total fixed maturities, available-for-sale	$5,283,266	$5,681,970
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$633,787	$234,617	$569,151
Proceeds from maturities/prepayments	314,906	326,664	492,944
Gross investment gains from sales and maturities	59,557	1,370	44,458
Gross investment losses from sales and maturities	(3,785)	(11,000)	(9,956)
OTTI recognized in earnings(2)	(9,034)	(3,710)	(7,379)

(1)	Includes $0.0 million, $(0.1) million and $(0.1) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2019, 2018 and 2017, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2019	2018
	(in thousands)
Credit loss impairments:
Balance in OCI, beginning of period	$1,291	$4,374
New credit loss impairments	3,022	0
Increases due to the passage of time on previously recorded credit losses	32	539
Reductions for securities which matured, paid down, prepaid or were sold during the period	(679)	(2,000)
Reductions for securities impaired to fair value during the period(1)	(3,040)	(1,136)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(152)	(486)
Balance in OCI, end of period	$474	$1,291

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(1.0) million and $(2.8) million during the years ended December 31, 2019 and 2018, respectively. The net change in unrealized gains (losses) from equity securities still held at period end, recorded within "Other comprehensive income (loss)," was $2.0 million during the year ended December 31, 2017.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$355,175	28.6%	$362,811	29.9%
Hospitality	31,449	2.5	16,083	1.3
Industrial	299,803	24.1	263,999	21.8
Office	205,498	16.6	187,450	15.5
Other	136,841	11.0	131,961	10.9
Retail	190,690	15.4	193,473	16.0
Total commercial mortgage loans	1,219,456	98.2	1,155,777	95.4
Agricultural property loans	22,197	1.8	55,438	4.6
Total commercial mortgage and agricultural property loans by property type	1,241,653	100.0%	1,211,215	100.0%
Allowance for credit losses	(1,768)		(2,065)
Total commercial mortgage and other loans	$1,239,885		$1,209,150

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (19%), Texas (14%) and New York (7%)) and included loans secured by properties in Europe (9%), Mexico (2%), and Australia (2%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2016	$1,513	$45	$1,558
Addition to (release of) allowance for credit losses	215	21	236
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2017	$1,728	$66	$1,794
Addition to (release of) allowance for credit losses	298	(27)	271
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2018	$2,026	$39	$2,065
Addition to (release of) allowance for credit losses	(283)	(14)	(297)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2019	$1,743	$25	$1,768

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2019
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,743	25	1,768
Total ending balance(1)	$1,743	$25	$1,768
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,219,456	22,197	1,241,653
Total ending balance(1)	$1,219,456	$22,197	$1,241,653

(1)	As of December 31, 2019, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	2,026	39	2,065
Total ending balance(1)	$2,026	$39	$2,065
Recorded investment(2):
Individually evaluated for impairment	$0	$816	$816
Collectively evaluated for impairment	1,155,777	54,622	1,210,399
Total ending balance(1)	$1,155,777	$55,438	$1,211,215

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.
The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$676,517	$18,418	$1,912	$696,847
60%-69.99%	354,828	12,799	0	367,627
70%-79.99%	149,448	27,506	0	176,954
80% or greater	0	225	0	225
Total commercial mortgage and agricultural property loans	$1,180,793	$58,948	$1,912	$1,241,653

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2018
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$696,507	$12,771	$80	$709,358
60%-69.99%	321,586	18,525	0	340,111
70%-79.99%	105,727	27,790	0	133,517
80% or greater	28,000	229	0	28,229
Total commercial mortgage and agricultural property loans	$1,151,820	$59,315	$80	$1,211,215
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,219,456	$0	$0	$0	$1,219,456	$0
Agricultural property loans	22,197	0	0	0	22,197	0
Total	$1,241,653	$0	$0	$0	$1,241,653	$0

(1)	As of December 31, 2019, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,155,777	$0	$0	$0	$1,155,777	$0
Agricultural property loans	55,438	0	0	0	55,438	0
Total	$1,211,215	$0	$0	$0	$1,211,215	$0

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
For the years ended December 31, 2019 and 2018, there were $0 million and $3 million of commercial mortgage and other loans acquired, other than those through direct origination, respectively. For the years ended December 31, 2019 and 2018, there were $5 million and $0 million of commercial mortgage and other loans sold, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2019	2018
	(in thousands)
Company's investment in separate accounts	$46,573	$40,126
LPs/LLCs:
Equity method:
Private equity	189,095	149,164
Hedge funds	64,002	57,171
Real estate-related	42,432	10,251
Subtotal equity method	295,529	216,586
Fair value:
Private equity	62,639	60,118
Hedge funds	562	762
Real estate-related	11,707	9,024
Subtotal fair value	74,908	69,904
Total LPs/LLCs	370,437	286,490
Derivative instruments	12,548	50,813
Total other invested assets	$429,558	$377,429

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2019	2018
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$26,017,399	$3,946,992
Total liabilities(2)	$164,080	$65,903
Partners’ capital	25,853,319	3,881,089
Total liabilities and partners’ capital	$26,017,399	$3,946,992
Total liabilities and partners’ capital included above	$325,677	$269,775
Equity in LP/LLC interests not included above	114,505	83,029
Carrying value	$440,182	$352,804

(1)
Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$819,904	$128,356	$319,414
Total expenses(2)	(200,666)	(39,040)	(31,680)
Net earnings (losses)	$619,238	$89,316	$287,734
Equity in net earnings (losses) included above	$24,971	$(2,470)	$12,439
Equity in net earnings (losses) of LP/LLC interests not included above	5,077	(1,452)	5,191
Total equity in net earnings (losses)	$30,048	$(3,922)	$17,630

(1)
Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.

(2)
Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities, available-for-sale	$235,456	$220,942	$230,060
Fixed maturities, trading	1,374	1,105	834
Equity securities, at fair value	856	885	884
Commercial mortgage and other loans	57,886	49,577	52,127
Policy loans	68,485	66,305	63,884
Short-term investments and cash equivalents	9,266	2,382	1,090
Other invested assets	38,577	2,256	23,518
Gross investment income	411,900	343,452	372,397
Less: investment expenses	(18,103)	(18,165)	(19,987)
Net investment income	$393,797	$325,287	$352,410

The carrying value of non-income producing assets included $8.4 million in available-for-sale fixed maturities as of December 31, 2019. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2019.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities(1)	$46,738	$(13,340)	$27,123
Equity securities(2)	0	0	(125)
Commercial mortgage and other loans	297	(271)	(337)
LPs/LLCs	(3,400)	849	(221)
Derivatives	(160,368)	(154,208)	(106,625)
Short-term investments and cash equivalents	(16)	(308)	(1)
Realized investment gains (losses), net	$(116,749)	$(167,278)	$(80,186)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income.”

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2019	2018	2017
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$1,568	$(689)	$1,609
Fixed maturity securities, available-for-sale—all other	397,136	(44,619)	279,749
Equity securities, available-for-sale(1)	0	0	2,368
Derivatives designated as cash flow hedges(2)	26,126	22,122	(17,678)
Affiliated notes	4,715	810	4,782
Other investments	(4,365)	5,055	3,588
Net unrealized gains (losses) on investments	$425,180	$(17,321)	$274,418

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income.”

(2)	For more information on cash flow hedges, see Note 4.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2019 and 2018, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2019			December 31, 2018
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$8,169	$0	$8,169
U.S. public corporate securities	5,048	0	5,048	628	0	628
Foreign public corporate securities	2,481	0	2,481	2,266	0	2,266
Total cash collateral for loaned securities(1)	$7,529	$0	$7,529	$11,063	$0	$11,063

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31,
	2019	2018
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$7,292	$10,836
Total securities pledged	$7,292	$10,836
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$7,529	$11,063
Total liabilities supported by the pledged collateral	$7,529	$11,063
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2019 and 2018, the fair value of this collateral was $0 million and $143 million, respectively, none of which had either been sold or repledged.
As of December 31, 2019 and 2018, there were available-for-sale fixed maturities of $3.8 million and $3.7 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.
4. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells certain products (for example, variable annuities and index-linked universal life) which may include guaranteed benefit features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements (previously reinsured to Pruco Re) with affiliates, PALAC and Prudential Insurance. See Note 1 for additional information on the reinsurance agreements. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton").
In regard to no-lapse guarantee provision on certain universal life products, the Company had reinsured a portion of it to an affiliate, UPARC, through June 30, 2017 and recaptured the reinsurance effective July 1, 2017. See Note 9 for additional information on the recapture.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2019			December 31, 2018
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,615	$0	$(50)	$0	$0	$0
Foreign Currency Swaps	773,933	36,551	(12,471)	719,476	38,333	(16,638)
Total Derivatives Designated as Hedge Accounting Instruments	$777,548	$36,551	$(12,521)	$719,476	$38,333	$(16,638)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$569,925	$33,256	$(4,490)	$246,925	$15,665	$(3,174)
Foreign Currency
Foreign Currency Forwards	21,580	0	(518)	23,043	277	(20)
Credit
Credit Default Swaps	0	0	0	756	0	(9)
Currency/Interest Rate
Foreign Currency Swaps	151,792	7,563	(1,892)	98,363	6,303	(2,109)
Equity
Equity Options	2,680,048	174,398	(78,381)	1,981,693	17,312	(4,912)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$3,423,345	$215,217	$(85,281)	$2,350,780	$39,557	$(10,224)
Total Derivatives (1)(2)	$4,200,893	$251,768	$(97,802)	$3,070,256	$77,890	$(26,862)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $8,530 million and $5,589 million as of December 31, 2019 and 2018, respectively included in "Future policy benefits" and $962 million and $13 million as of December 31, 2019 and 2018, respectively included in "Policyholders' account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $8,540 million and $5,600 million as of December 31, 2019 and 2018, respectively.

(2)	Recorded in “Other invested assets” and “Other liabilities” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$251,765	$(239,220)	$12,545	$(12,545)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$251,765	$(239,220)	$12,545	$(12,545)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$97,802	$(97,802)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$97,802	$(97,802)	$0	$0	$0

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$77,887	$(27,078)	$50,809	$(7,307)	$43,502
Securities purchased under agreements to resell	143,000	0	143,000	(143,000)	0
Total Assets	$220,887	$(27,078)	$193,809	$(150,307)	$43,502
Offsetting of Financial Liabilities:
Derivatives(1)	$26,862	$(26,862)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$26,862	$(26,862)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$0	$0	$0	$(50)
Currency/Interest Rate	425	9,007	(1,698)	4,081
Total cash flow hedges	425	9,007	(1,698)	4,031
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	18,609	0	0	0
Currency	20	0	0	0
Currency/Interest Rate	3,485	0	(5)	0
Credit	(1)	0	0	0
Equity	74,068	0	0	0
Embedded Derivatives	(256,974)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(160,793)	0	(5)	0
Total	$(160,368)	$9,007	$(1,703)	$4,031

	Year Ended December 31, 2018(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(997)	$6,819	$10,066	$39,801
Total cash flow hedges	(997)	6,819	10,066	39,801
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(7,688)	0	0	0
Currency	1,475	0	0	0
Currency/Interest Rate	6,395	0	44	0
Credit	(2)	0	0	0
Equity	(27,212)	0	0	0
Embedded Derivatives	(126,179)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(153,211)	0	44	0
Total	$(154,208)	$6,819	$10,110	$39,801

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$1,061	$6,071	$(8,234)	$(58,609)
Total cash flow hedges	1,061	6,071	(8,234)	(58,609)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,565)	0	0	0
Currency	(1,316)	0	0	0
Currency/Interest Rate	(8,306)	0	(71)	0
Credit	(46)	0	0	0
Equity	30,466	0	0	0
Embedded Derivatives	(126,919)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(107,686)	0	(71)	0
Total	$(106,625)	$6,071	$(8,305)	$(58,609)

(1)	Net change in AOCI.

(2)	Prior period amounts have been updated to conform to current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2016	$40,931
Amount recorded in AOCI
Currency/Interest Rate	(59,712)
Total amount recorded in AOCI	(59,712)
Amount reclassified from AOCI to income
Currency/Interest Rate	1,103
Total amount reclassified from AOCI to income	1,103
Balance, December 31, 2017	$(17,678)
Amount recorded in AOCI
Currency/Interest Rate	55,689
Total amount recorded in AOCI	55,689
Amount reclassified from AOCI to income
Currency/Interest Rate	(15,889)
Total amount reclassified from AOCI to income	(15,889)
Balance, December 31, 2018	$22,122
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	(27)
Amount recorded in AOCI
Interest Rate	(50)
Currency/Interest Rate	11,815
Total amount recorded in AOCI	11,765
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,734)
Total amount reclassified from AOCI to income	(7,734)
Balance, December 31, 2019	$26,126

(1)	See Note 2 for details.

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2019 values, it is estimated that a pre-tax gain of $8 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2020.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2019 and 2018.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0 million and $1 million reported as of December 31, 2019 and 2018, respectively with a fair value of $0 million for both periods.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,797	$38,671	$0	$86,468
Obligations of U.S. states and their political subdivisions	0	497,827	0	0	497,827
Foreign government bonds	0	222,663	163	0	222,826
U.S. corporate public securities	0	2,141,324	3	0	2,141,327
U.S. corporate private securities	0	893,943	35,829	0	929,772
Foreign corporate public securities	0	278,435	181	0	278,616
Foreign corporate private securities	0	944,408	14,070	0	958,478
Asset-backed securities(2)	0	117,935	2,001	0	119,936
Commercial mortgage-backed securities	0	382,916	0	0	382,916
Residential mortgage-backed securities	0	63,804	0	0	63,804
Subtotal	0	5,591,052	90,918	0	5,681,970
Fixed maturities, trading	0	59,296	668	0	59,964
Equity securities	131	465	9,898	0	10,494
Short-term investments	0	0	0	0	0
Cash equivalents	0	547,642	0	0	547,642
Other invested assets(3)	0	251,764	4	(239,220)	12,548
Reinsurance recoverables	0	0	8,539,671	0	8,539,671
Receivables from parent and affiliates	0	119,431	3,135	0	122,566
Subtotal excluding separate account assets	131	6,569,650	8,644,294	(239,220)	14,974,855
Separate account assets(4)(5)	0	133,625,669	0	0	133,625,669
Total assets	$131	$140,195,319	$8,644,294	$(239,220)	$148,600,524
Future policy benefits(6)	$0	$0	$8,529,566	$0	$8,529,566
Policyholders' account balances	0	0	962,351	0	962,351
Payables to parent and affiliates	0	97,802	0	(97,802)	0
Total liabilities	$0	$97,802	$9,491,917	$(97,802)	$9,491,917

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,654	$29,816	$0	$77,470
Obligations of U.S. states and their political subdivisions	0	622,758	0	0	622,758
Foreign government bonds	0	201,947	0	0	201,947
U.S. corporate public securities	0	1,731,623	2	0	1,731,625
U.S. corporate private securities	0	838,497	44,841	0	883,338
Foreign corporate public securities	0	262,023	0	0	262,023
Foreign corporate private securities	0	815,634	11,745	0	827,379
Asset-backed securities(2)	0	151,040	6,556	0	157,596
Commercial mortgage-backed securities	0	346,396	0	0	346,396
Residential mortgage-backed securities	0	89,063	0	0	89,063
Subtotal	0	5,106,635	92,960	0	5,199,595
Fixed maturities, trading	0	41,627	0	0	41,627
Equity securities	131	20,794	15,997	0	36,922
Short-term investments	0	0	0	0	0
Cash equivalents	69,903	147,043	0	0	216,946
Other invested assets(3)	0	77,886	4	(27,078)	50,812
Reinsurance recoverables	0	0	5,600,008	0	5,600,008
Receivables from parent and affiliates	0	125,381	9,261	0	134,642
Subtotal excluding separate account assets	70,034	5,519,366	5,718,230	(27,078)	11,280,552
Separate account assets(4)(5)	0	114,947,872	0	0	114,947,872
Total assets	$70,034	$120,467,238	$5,718,230	$(27,078)	$126,228,424
Future policy benefits(6)	$0	$0	$5,588,840	$0	$5,588,840
Policyholders' account balances	0	0	13,015	0	13,015
Payables to parent and affiliates	0	26,862	0	(26,862)	0
Total liabilities	$0	$26,862	$5,601,855	$(26,862)	$5,601,855

(1)	“Netting” amounts represent cash collateral of $141.4 million and $0.2 million as of December 31, 2019 and 2018, respectively.

(2)	Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2019 and 2018, the fair values of such investments were $75 million and $70 million, respectively.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.

(5)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2019 and 2018, the fair value of such investments was $4,762 million and $4,130 million, respectively.

(6)
As of December 31, 2019, the net embedded derivative liability position of $8,530 million includes $611 million of embedded derivatives in an asset position and $9,141 million of embedded derivatives in a liability position. As of December 31, 2018, the net embedded derivative liability position of $5,589 million includes $633 million of embedded derivatives in an asset position and $6,222 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. The determination of these risk premiums requires the use of management’s judgment, and hence these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$27,816	Discounted cash flow	Discount rate	5.24%		17.47%		8.25%		Decrease
		Market Comparables	EBITDA multiples(3)	5.7	X	5.7	X	5.7	X	Increase
Reinsurance recoverables	$8,539,671	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$8,529,566	Discounted cash flow	Lapse rate(6)	1%		18%				Decrease
			Spread over LIBOR(7)	0.10%		1.23%				Decrease
			Utilization rate(8)	43%		97%				Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%		15%				Decrease
			Equity volatility curve	13%		23%				Increase
Policyholders' account balances(5)	$962,351	Discounted cash flow	Lapse rate(6)	1%		6%				Decrease
			Spread over LIBOR(7)	0.10%		1.23%				Decrease
			Mortality rate(10)	0%		24%				Decrease
			Equity volatility curve	10%		23%				Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$31,503	Discounted cash flow	Discount rate	7%	20%	10.21%	Decrease
		Liquidation	Liquidation value	40.71%	40.71%	40.71%	Increase
Reinsurance recoverables	$5,600,008	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$5,588,840	Discounted cash flow	Lapse rate(6)	1%	13%		Decrease
			Spread over LIBOR(7)	0.36%	1.60%		Decrease
			Utilization rate(8)	50%	97%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	22%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities and available-for-sale.

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization "EBITDA", and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(4)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)
Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)
Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.

(7)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2019 and 2018, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$29,816	$0	$8,855	$0	$0	$0	$0	$0	$0	$38,671	$0
Foreign government	0	4	0	0	0	0	0	159	0	163	0
Corporate securities(4)	56,588	(5,229)	4,226	(81)	0	(18,884)	0	13,463	0	50,083	(8,467)
Structured securities(5)	6,556	1,322	0	(130)	0	(6,336)	0	77,660	(77,071)	2,001	0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	0	0	751	0	668	(83)
Equity securities	15,997	1,668	0	(7,767)	0	0	0	0	0	9,898	1,534
Other invested assets	4	0	0	0	0	0	0	0	0	4	0
Short-term investments	0	0	1,388	0	0	(1,388)	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	5,600,008	1,936,363	1,003,300	0	0	0	0	0	0	8,539,671	2,142,421
Receivables from parent and affiliates	9,261	190	0	0	0	(6,316)	0	0	0	3,135	0
Liabilities:
Future policy benefits	(5,588,840)	(1,945,323)	0	0	(995,403)	0	0	0	0	(8,529,566)	(2,151,380)
Policyholders' account balances(6)	(13,015)	(765,917)	0	0	(183,419)	0	0	0	0	(962,351)	(759,661)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(8,198)	$0	$3,615	$680	$(8,467)	$0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	(83)
Equity securities	0	1,668	0	0	0	1,534
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	1,936,363	0	0	0	2,142,421	0
Receivables from parent and affiliates	0	0	0	190	0	0
Liabilities:
Future policy benefits	(1,945,323)	0	0	0	(2,151,380)	0
Policyholders' account balances	(765,917)	0	0	0	(759,661)	0

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$19,204	$0	$10,679	$(67)	$0	$0	$0	$0	$0	$29,816	$0
Foreign government	0	(15)	0	0	0	0	174	0	(159)	0	0
Corporate securities(4)	75,421	(6,642)	13,573	(215)	0	(39,459)	15	18,877	(4,982)	56,588	(1,944)
Structured securities(5)	111,028	(540)	31,067	(10,844)	0	(10,216)	0	13,513	(127,452)	6,556	0
Other assets:
Equity securities	17,525	(1,453)	0	(75)	0	0	0	0	0	15,997	(1,453)
Other invested assets	0	(5)	0	0	0	0	0	18	(9)	4	(5)
Short-term investments	1,339	(47)	11,106	(73)	0	(12,311)	(14)	0	0	0	(19)
Cash equivalents	0	(256)	4,987	(465)	0	(4,266)	0	0	0	0	0
Reinsurance recoverables	5,457,649	(782,025)	924,384	0	0	0	0	0	0	5,600,008	(573,853)
Receivables from parent and affiliates	0	47	9,719	0	0	(525)	0	6,551	(6,531)	9,261	0
Liabilities:
Future policy benefits	(5,452,583)	780,261	0	0	(916,518)	0	0	0	0	(5,588,840)	572,088
Policyholders' account balances(6)	(46,651)	24,405	0	0	0	9,231	0	0	0	(13,015)	24,405

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,600)	$0	$(6,015)	$418	$(1,944)	$0
Other assets:
Equity securities	0	(1,453)	0	0	0	(1,453)
Other invested assets	(5)	0	0	0	(5)	0
Short-term investments	(47)	0	0	0	(19)	0
Cash equivalents	(256)	0	0	0	0	0
Reinsurance recoverables	(782,025)	0	0	0	(573,853)	0
Receivables from parent and affiliates	0	0	(20)	67	0	0
Liabilities:
Future policy benefits	780,261	0	0	0	572,088	0
Policyholders' account balances	24,405	0	0	0	24,405	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2017, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2017.

	Year Ended December 31, 2017
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$2,001	$0	$(1,588)	$270	$(2,736)	$0
Other assets:
Equity securities	1,707	0	(38)	0	0	2,345
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	(158,623)	0	0	0	(315,998)	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	463,432	0	0	0	313,532	0
Policyholders' account balances	(30,991)	0	0	0	(30,991)	0

(1)
Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.

(2)	Other includes reclassifications of certain asset and liabilities between reporting categories.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.

(5)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.

(6)	Issuances and settlements for Policyholders' account balances are presented net in the rollforward.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,288,625	$1,288,625	$1,239,885
Policy loans	0	0	1,314,064	1,314,064	1,314,064
Cash and cash equivalents	15,557	0	0	15,557	15,557
Accrued investment income	0	89,448	0	89,448	89,448
Reinsurance recoverables	0	0	212,368	212,368	211,813
Receivables from parent and affiliates	0	149,415	0	149,415	149,415
Other assets	0	22,505	0	22,505	22,505
Total assets	$15,557	$261,368	$2,815,057	$3,091,982	$3,042,687
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,264,128	$277,782	$1,541,910	$1,541,355
Cash collateral for loaned securities	0	7,529	0	7,529	7,529
Short-term debt to affiliates	0	2,845	0	2,845	2,845
Payables to parent and affiliates	0	216,842	0	216,842	216,842
Other liabilities	0	387,109	0	387,109	387,109
Total liabilities	$0	$1,878,453	$277,782	$2,156,235	$2,155,680

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2018
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,214,350	$1,214,350	$1,209,150
Policy loans	0	0	1,236,077	1,236,077	1,236,077
Cash and cash equivalents	56,894	143,000	0	199,894	199,894
Accrued investment income	0	88,278	0	88,278	88,278
Reinsurance recoverables	0	0	0	0	0
Receivables from parent and affiliates	0	154,938	0	154,938	154,938
Other assets	0	28,950	0	28,950	28,950
Total assets	$56,894	$415,166	$2,450,427	$2,922,487	$2,917,287
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,206,747	$272,322	$1,479,069	$1,486,929
Cash collateral for loaned securities	0	11,063	0	11,063	11,063
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	229,345	0	229,345	229,345
Other liabilities	0	372,997	0	372,997	372,997
Total liabilities	$0	$1,820,152	$272,322	$2,092,474	$2,100,334

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2019	2018	2017
	(in thousands)
Balance, beginning of year	$1,613,922	$1,376,211	$1,341,093
Capitalization of commissions, sales and issue expenses	451,773	346,885	278,892
Amortization-Impact of assumption and experience unlocking and true-ups	(34,619)	(54,772)	(16,140)
Amortization-All other	(78,699)	(81,054)	(78,867)
Change in unrealized investment gains and losses	(37,337)	26,652	(5,363)
Other(1)	(59,342)	0	(143,404)
Balance, end of year	$1,855,698	$1,613,922	$1,376,211

(1)
Represents ceded DAC upon reinsurance agreement with Prudential Arizona Reinsurance Term Company and Prudential Arizona Reinsurance Captive Company in 2019 and Gibraltar Universal Life Reinsurance Company ("GUL Re") in 2017. See Note 9 for additional information.

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Life insurance – domestic	$14,522,350	$11,831,419
Life insurance – Taiwan	1,493,716	1,408,598
Individual and group annuities and supplementary contracts	677,266	609,457
Other contract liabilities	8,565,341	5,626,920
Total future policy benefits	$25,258,673	$19,476,394

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwanese individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwanese reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 14.8%, with less than 0.4% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.9% to 3.3%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Interest-sensitive life contracts	$17,793,669	$17,167,713
Individual annuities	3,613,971	3,444,327
Guaranteed interest accounts	207,038	240,886
Other	1,264,145	1,206,766
Total policyholders’ account balances	$22,878,823	$22,059,692
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 1.9% to 4.6% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 4.1%. Interest crediting rates range from 0.5% to 8.0% for other.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2019 and 2018, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2019		December 31, 2018
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$101,413,706	N/A	$87,412,536	N/A
Net amount at risk	$23,061	N/A	$656,027	N/A
Average attained age of contractholders	67 years	N/A	66 years	N/A
Minimum return or contract value
Account value	$20,008,013	$111,734,329	$18,574,416	$97,055,710
Net amount at risk	$1,423,229	$2,214,835	$3,186,237	$4,510,250
Average attained age of contractholders	70 years	68 years	70 years	67 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Balances are gross of reinsurance.

(2)	Includes income and withdrawal benefits.

	December 31, 2019	December 31, 2018

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$3,781,929	$3,301,084
General account value	$9,169,757	$8,224,464
Net amount at risk	$147,370,237	$144,225,578
Average attained age of contractholders	55 years	55 years

(1)	Balances are gross of reinsurance.

(2)	Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2019(1)	December 31, 2018(1)
	(in thousands)
Equity funds	$67,526,437	$56,191,438
Bond funds	48,484,071	44,794,947
Money market funds	1,877,377	1,610,279
Total	$117,887,885	$102,596,664

(1)	Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.5 billion at December 31, 2019 and $3.4 billion at December 31, 2018 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2019, 2018 and 2017 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and GMIB are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2016	$387,993	$4,058,181	$27,038	$5,041,008	$9,514,220
Incurred guarantee benefits(1)	16,999	808,834	(8,653)	411,575	1,228,755
Paid guarantee benefits	(25,942)	(14,642)	(1,377)	0	(41,961)
Change in unrealized investment gains and losses	11,288	144,937	123	0	156,348
Balance at December 31, 2017	390,338	4,997,310	17,131	5,452,583	10,857,362
Incurred guarantee benefits(1)	71,467	717,444	1,889	136,256	927,056
Paid guarantee benefits	(35,800)	(76,944)	(2,032)	0	(114,776)
Change in unrealized investment gains and losses	(14,437)	(405,956)	(178)	0	(420,571)
Balance at December 31, 2018	411,568	5,231,854	16,810	5,588,839	11,249,071
Incurred guarantee benefits(1)	52,717	1,473,762	2,266	2,940,727	4,469,472
Paid guarantee benefits	(25,992)	(110,642)	(2,209)	0	(138,843)
Change in unrealized investment gains and losses	22,208	805,259	240	0	827,707
Balance at December 31, 2019	$460,501	$7,400,233	$17,107	$8,529,566	$16,407,407

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2019 and 2018 because they were fully ceded.
9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, Gibraltar Universal Life Reinsurance Company ("GUL Re") and Dryden Arizona Reinsurance Term Company (“DART”), its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2019	2018
	(in thousands)
Reinsurance recoverables	$40,710,159	$34,682,127
Policy loans	(142,262)	(130,502)
Deferred policy acquisition costs	(6,989,618)	(7,267,847)
Deferred sales inducements	(515,968)	(562,052)
Other assets(1)	258,427	185,573
Policyholders’ account balances	4,934,544	5,004,112
Future policy benefits	4,209,817	3,376,048
Other liabilities(2)	884,641	621,856

(1)	Includes $0.0 million and $0.1 million of unaffiliated activity as of December 31, 2019 and 2018, respectively.

(2)	Includes $43.1 million and $27.2 million of unaffiliated activity as of December 31, 2019 and 2018, respectively.
The reinsurance recoverables by counterparty are broken out below:

	December 31, 2019	December 31, 2018
	(in thousands)
PAR U	$12,380,683	$11,444,032
PALAC	11,635,405	8,828,190
PURC	4,692,769	4,127,455
PARCC	2,627,595	2,527,690
GUL Re	2,292,638	2,017,810
PAR Term	1,825,594	1,678,745
Prudential Insurance	1,764,512	1,226,917
Prudential of Taiwan	1,499,685	1,414,669
Term Re	1,506,366	1,259,141
DART	327,235	119,946
Unaffiliated	157,677	37,532
Total reinsurance recoverables	$40,710,159	$34,682,127

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2019	2018	2017
	(in thousands)
Premiums:
Direct	$1,882,584	$1,807,809	$1,720,896
Assumed(1)	206	230	194
Ceded(2)	(1,854,246)	(1,757,231)	(1,666,384)
Net premiums	28,544	50,808	54,706
Policy charges and fee income:
Direct	3,725,113	3,248,574	3,459,134
Assumed	519,265	497,751	473,573
Ceded(3)	(3,700,222)	(3,212,998)	(3,657,014)
Net policy charges and fee income	544,156	533,327	275,693
Net investment income:
Direct	398,762	330,058	356,291
Assumed	1,631	1,581	1,484
Ceded	(6,596)	(6,352)	(5,365)
Net investment income	393,797	325,287	352,410
Asset administration fees:
Direct	355,118	346,727	340,461
Assumed	0	0	0
Ceded	(339,062)	(332,359)	(322,868)
Net asset administration fees	16,056	14,368	17,593
Other income:
Direct	83,891	68,931	62,830
Assumed(4)	(293)	96	390
Ceded	(59)	(55)	(77)
Amortization of reinsurance income	21	3,992	4,606
Net other income	83,560	72,964	67,749
Realized investment gains (losses), net:
Direct	(1,912,241)	769,114	478,117
Assumed	0	0	0
Ceded(5)	1,795,492	(936,392)	(558,303)
Realized investment gains (losses), net	(116,749)	(167,278)	(80,186)
Policyholders’ benefits (including change in reserves):
Direct	3,352,159	2,647,574	2,436,537
Assumed(6)	885,542	599,589	584,909
Ceded(7)	(4,084,627)	(3,097,664)	(3,039,862)
Net policyholders’ benefits (including change in reserves)	153,074	149,499	(18,416)
Interest credited to policyholders’ account balances:
Direct	470,551	499,458	350,262
Assumed	135,355	141,307	135,123
Ceded	(418,677)	(468,772)	(316,994)
Net interest credited to policyholders’ account balances	187,229	171,993	168,391
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(1,772,111)	(1,587,360)	(1,302,020)

(1)	Includes $0.2 million of unaffiliated activity for each of the years ended December 31, 2019, 2018 and 2017.

(2)	Includes $(0.6) million, $(0.2) million and $0.0 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	Includes $(34) million, $(20) million and $(8) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(4)	Includes $(0.3) million, $0.1 million and $0.4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(5)	Includes $44 million, $(34) million and $(20) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(6)	Includes $1.9 million, $0.0 million and $0.4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(7)	Includes $(30) million, $(10) million and $4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2019	2018	2017
	(in thousands)
Direct gross life insurance face amount in force	$993,850,732	$936,489,617	$882,333,743
Assumed gross life insurance face amount in force	39,877,183	40,811,929	41,782,959
Reinsurance ceded	(963,444,461)	(901,709,295)	(854,053,110)
Net life insurance face amount in force	$70,283,454	$75,592,251	$70,063,592
Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in force business and excludes business reinsured externally.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $476 million in premiums and $409 million in expenses ceded with the difference being deferred and subsequently amortized through income.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $150 million in premiums and $115 million in expenses ceded with the difference being deferred and subsequently amortized through income.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, this agreement has been recaptured for certain term life insurance policies which are now reinsured to PARCC and PAR Term as noted above.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There is no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there is no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in force business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018, excluding those policies that are subject to principle-based reserving.
Information regarding significant third-party reinsurance arrangements is described below.
UPARC
Through June 30, 2017, Pruco Life reinsured Universal Protector policies having no-lapse guarantees with effective dates through December 31, 2013 with UPARC. UPARC reinsured an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Effective July 1, 2017, Pruco Life recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and subsequently included these risks as part of the business ceded to GUL Re under the amended coinsurance agreement on that date.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2019, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$56,371	$36,739	$(52,502)
Total	56,371	36,739	(52,502)
Deferred tax expense (benefit):
U.S. Federal	(115,503)	(89,380)	(104,326)
Total	(115,503)	(89,380)	(104,326)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(59,132)	(52,641)	(156,828)
Income tax expense (benefit) on equity in earnings of operating joint ventures (1)	(1,773)	648	0
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	81,281	(55,174)	43,372
Additional paid-in capital	0	0	824
Total income tax expense (benefit)	$20,376	$(107,167)	$(112,632)
(1) Prior period amounts have been updated to conform to current period presentation.
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the reported income tax expense (benefit) are provided in the following table:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Expected federal income tax expense	$33,345	$12,136	$60,007
Non-taxable investment income	(52,291)	(49,845)	(157,408)
Tax credits	(40,602)	(40,272)	(29,506)
Domestic production activities deduction, net	0	0	(10,447)
Changes in tax law	0	3,618	(20,165)
Settlements with taxing authorities	0	20,984	0
Other	416	738	691
Reported income tax expense (benefit)	$(59,132)	$(52,641)	$(156,828)
Effective tax rate	(37.2)%	(91.1)%	(91.5)%
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2019, 2018 and 2017 was (37.2)%, (91.1)% and (91.5)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the Company’s effective tax rate during the periods presented:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017 - On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $20 million tax benefit in “Income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury or other standard-setting organizations, and recognized a $1 million increase in income tax benefit for a total of $21 million recognized from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%.

2018 Industry Issue Resolution (IIR). In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an acceleration of taxable income for the Company's 2017 tax return for which the tax expense was calculated at 35% and an increase in future tax deduction for the same amount to be realized at 21% netting to a $5 million increase to income tax expense.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $50 million of the total $52 million of 2019 non-taxable investment income, $47 million of the total $50 million of 2018 non-taxable investment income, and $155 million of the total $157 million of 2017 non-taxable investment income. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2019	2018
	(in thousands)
Deferred tax assets:
Insurance reserves	$427,843	$245,488
Net unrealized loss on securities	0	8,283
Employee benefits	7,141	0
Other	1,969	1,897
Deferred tax assets	436,953	255,668
Deferred tax liabilities:
Deferred policy acquisition cost	67,431	55,030
Net unrealized gain on securities	83,801	0
Investments	142,028	95,294
Deferred tax liabilities	293,260	150,324
Net deferred tax asset (liability)	$143,693	$105,344

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2019 and 2018. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $159 million, $58 million and $170 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2019	2018	2017
	(in thousands)
Balance at January 1,	$0	$30,196	$9,488
Increases in unrecognized tax benefits-prior years	0	0	12,373
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	8,335
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	(30,196)	0
Balance at December 31,	$0	$0	$30,196
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$30,196
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2019, the Company remains subject to examination in the U.S. for tax years 2015 through 2019.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2016	$(402)	$71,377	$70,975
Change in OCI before reclassifications	259	164,482	164,741
Amounts reclassified from AOCI	0	(26,998)	(26,998)
Income tax benefit (expense)	(91)	(43,281)	(43,372)
Balance, December 31, 2017	$(234)	$165,580	$165,346
Change in OCI before reclassifications	(17,745)	(257,432)	(275,177)
Amounts reclassified from AOCI	0	(2,549)	(2,549)
Income tax benefit (expense)	581	54,593	55,174
Cumulative effect of adoption of ASU 2016-01	0	(1,539)	(1,539)
Cumulative effect of adoption of ASU 2018-02	(50)	30,499	30,449
Balance, December 31, 2018	$(17,448)	$(10,848)	$(28,296)
Change in OCI before reclassifications	9,572	435,919	445,491
Amounts reclassified from AOCI	0	(54,472)	(54,472)
Income tax benefit (expense)	(41)	(81,240)	(81,281)
Balance, December 31, 2019	$(7,917)	$289,359	$281,442

(1)	Includes cash flow hedges of $26 million, $22 million, and $(18) million as of December 31, 2019, 2018 and 2017, respectively.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$7,734	$15,889	$(1,103)
Net unrealized investment gains (losses) on available-for-sale securities(4)	46,738	(13,340)	28,101
Total net unrealized investment gains (losses)	54,472	2,549	26,998
Total reclassifications for the period	$54,472	$2,549	$26,998

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 4 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:
Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$4,883	$(912)	$632	$(1,643)	$2,960
Net investment gains (losses) on investments arising during the period	375	0	0	(119)	256
Reclassification adjustment for (gains) losses included in net income	(3,699)	0	0	1,171	(2,528)
Reclassification adjustment for OTTI losses excluded from net income(1)	50	0	0	(16)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	813	0	(289)	524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(610)	214	(396)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850
Net investment gains (losses) on investments arising during the period	(2,150)	0	0	451	(1,699)
Reclassification adjustment for (gains) losses included in net income	(20)	0	0	4	(16)
Reclassification adjustment for OTTI losses excluded from net income(1)	(128)	0	0	27	(101)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(53)	0	11	(42)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	15	(3)	12
Balance, December 31, 2018	$(689)	$(152)	$37	$(192)	$(996)
Net investment gains (losses) on investments arising during the period	2,112	0	0	(450)	1,662
Reclassification adjustment for (gains) losses included in net income	210	0	0	(45)	165
Reclassification adjustment for OTTI losses excluded from net income(1)	(65)	0	0	14	(51)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	316	0	(67)	249
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(355)	76	(279)
Balance, December 31, 2019	$1,568	$164	$(318)	$(664)	$750

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(3)	"Other liabilities" primarily includes reinsurance payables.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs and Other Costs(3)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(4)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$107,549	$(96,752)	$94,291	$(36,671)	$68,417
Net investment gains (losses) on investments arising during the period	134,613	0	0	(42,628)	91,985
Reclassification adjustment for (gains) losses included in net income	30,697	0	0	(9,721)	20,976
Reclassification adjustment for OTTI losses excluded from net income(1)	(50)	0	0	16	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	98,584	0	(35,060)	63,524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(123,289)	43,151	(80,138)
Balance, December 31, 2017	$272,809	$1,832	$(28,998)	$(80,913)	$164,730
Net investment gains (losses) on investments arising during the period	(284,672)	0	0	59,778	(224,894)
Reclassification adjustment for (gains) losses included in net income	(2,529)	0	0	531	(1,998)
Reclassification adjustment for OTTI losses excluded from net income(1)	128	0	0	(27)	101
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(67,575)	0	14,190	(53,385)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	97,003	(20,369)	76,634
Cumulative effect of adoption of ASU 2016-01	(2,368)	0	0	829	(1,539)
Cumulative effect of adoption of ASU 2018-02	0	0	0	30,499	30,499
Balance, December 31, 2018	$(16,632)	$(65,743)	$68,005	$4,518	$(9,852)
Net investment gains (losses) on investments arising during the period	494,861	0	0	(105,395)	389,466
Reclassification adjustment for (gains) losses included in net income	(54,682)	0	0	11,646	(43,036)
Reclassification adjustment for OTTI losses excluded from net income(1)	65	0	0	(14)	51
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	488,806	0	(104,105)	384,701
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(549,821)	117,100	(432,721)
Balance, December 31, 2019	$423,612	$423,063	$(481,816)	$(76,250)	$288,609

(1)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 4 for information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(4)	"Other liabilities" primarily includes reinsurance payables.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $262 million, $192 million and $(503) million for the years ended December 31, 2019, 2018 and 2017, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,665 million and $1,461 million at December 31, 2019 and 2018, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of statutory capital and surplus as of the preceding December 31 or its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an "extraordinary dividend" and requires the prior approval of the AZDOI. Based on these limitations, there is a capacity to pay a dividend of $21 million in 2020 without prior approval since the Company paid dividends to Prudential Insurance of $250 million in 2019, of which $146 million was paid from surplus and $104 million was considered an extraordinary dividend. The Company also paid dividends to Prudential Insurance of $0 million and $250 million in 2018 and 2017, respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2019, 2018 and 2017. The expense charged to the Company for the deferred compensation program was $6 million, $6 million and $9 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $20 million, $23 million and $26 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $24 million, $28 million and $28 million for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $9 million, $10 million and $10 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $747 million, $739 million and $633 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $116 million, $69 million and $66 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,339 million at December 31, 2019 and $3,631 million at December 31, 2018. Fees related to these COLI policies were $48 million, $45 million and $44 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $14 million, $13 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $96 million and $88 million as of December 31, 2019 and 2018, respectively. "Net investment income" related to these ventures includes a gain of $9 million, a loss of $1 million and a gain of $8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $341 million, $333 million and $323 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $10 million, $10 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2019	2018
							(in thousands)
U.S. dollar floating rate notes			2028	3.83%	-	4.25%	$0	$6,502
U.S. dollar fixed rate notes	2020	-	2027	0.00%	-	14.85%	122,566	128,140
Total long-term notes receivable - affiliated(1)							$122,566	$134,642

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2019 and 2018, and is included in “Other assets”. Revenues related to these assets were $4 million, $5 million and $5 million for the years ended December 31, 2019, 2018 and 2017, respectively, and are included in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2019 and 2018:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
DART	January 2018	Purchase	Other Invested Assets	$21,457	$21,457	$0	$0
PALAC	April 2018	Purchase	Fixed Maturities	$64,313	$64,313	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$87,486	$87,486	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$37,921	$37,921	$0	$0
Prudential Realty Securities, Inc.	November 2018	Purchase	Commercial Mortgages	$3,259	$3,425	$0	$(167)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$4,995	$5,000	$(4)	$0
PALAC	April 2019	Sale	Equity Securities	$14,525	$13,466	$0	$1,059
Term Re	September 2019	Sale	Fixed Maturities	$9,178	$8,135	$0	$1,043
PURC	September 2019	Sale	Fixed Maturities	$8,399	$7,455	$0	$944
PAR U	September 2019	Sale	Fixed Maturities	$31,466	$28,146	$0	$3,320
Prudential Insurance	September 2019	Sale	Fixed Maturities	$10,702	$9,254	$1,144	$0
PURC	December 2019	Sale	Equity Securities	$7,767	$6,002	$0	$1,765
Par Term	December 2019	Sale	Fixed Maturities	$27,330	$24,739	$0	$2,591
PURC	December 2019	Sale	Fixed Maturities	$93,830	$75,586	$0	$18,244
PURC	December 2019	Sale	Fixed Maturities	$78,884	$68,645	$0	$10,239
Prudential Insurance	December 2019	Purchase	Other Invested Assets	$9,000	$9,000	$0	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. Short-term debt outstanding was $2.8 million as of December 31, 2019. There was no debt outstanding as of December 31, 2018 and 2017.
The total interest expense to the Company related to loans payable to affiliates was $2.3 million, $0.7 million and $0.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Contributed Capital and Dividends
In December of 2019, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March of 2018, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March and July of 2017, the Company received capital contributions in the amounts of $5 million and $149 million, respectively, from Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In December of 2019, the Company paid a dividend in the amount of $250 million to Prudential Insurance. Through December of 2018, the Company did not pay any dividends. In December of 2017, the Company paid a dividend in the amount of $250 million to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.
14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2019 and 2018, the outstanding balances on these commitments were $26 million and $14 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2019 and 2018, $261 million and $257 million, respectively, of these commitments were outstanding.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Securities Lending and Foreign Tax Reclaim Matter
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two of its subsidiaries violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2019 and 2018 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2019
Total revenues	$222,412	$233,359	$273,205	$220,388
Total benefits and expenses	150,798	219,237	234,568	185,977
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,614	14,122	38,637	34,411
Net income (loss)	$87,788	$48,435	$43,373	$37,403
2018
Total revenues	$188,712	$248,288	$183,330	$209,146
Total benefits and expenses	179,469	224,981	166,760	200,479
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	9,243	23,307	16,570	8,667
Net income (loss)	$11,304	$36,226	$18,725	$42,383

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2019, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain financial assets and liabilities and the manner in which its accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018 and the manner in which it accounts for certain reinsurance costs in 2017.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As discussed in Note 13 to the consolidated financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, its parent company, and other affiliates, who are related parties.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 5, 2020

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiary consisting of the Consolidated Statements of Financial Position as of December 31, 2019 and 2018, and the related Consolidated Statements of Operations and Comprehensive Income, of Equity and of Cash Flows for each of the three years in the period ended December 31, 2019, including the related Notes and Financial Statement Schedule appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits:

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2)	Agreements for custody of securities and similar investments—Not Applicable.

(3) (a)	Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). (Note 6)

(b) (1)	Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 10)

(b) (2)	List of Broker Dealers selling under original Selling Agreement. (Note 12)

(b) (3)	List of Broker Dealers that executed Amendment to Selling Agreement. (Note 12)

(4) (a)	Form of Advisor Series certificate issued under annuity contract (including (schedule pages for each C and RIA) P-CR/IND (2/10). (Note 9)

(b)	Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP (02/10). (Note 9)

(c)	Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP (02/10). (Note 9)

(d)	Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV (02/10). (Note 9)

(e)	Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV (02/10). (Note 9)

(f)	Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). (Note 9)

(g)	Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 9)

(h)	Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 9)

(i)	Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 9)

(j)	Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6 (10/09) (Note 9)

(k)	Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6 (10/09) (Note 9)

(l)	Form of Highest Daily Lifetime 6 Plus with LIA Benefit Rider (P-RID-HD6-LIA-(02/10) (Note 9)

(m)	Form of Highest Daily Lifetime 6 Plus with LIA Schedule (P-SCH-HD6-LIA-(02/10)) (Note 9)

(n)	Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09) (Note 7)

(o)	Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09) (Note 7)

(p)	Form of Gro Plus II benefit rider (P-RID-GRO (02/10). (Note 9)

(q)	Form of Gro Plus II benefit schedule (P-SCH-GRO (02/10). (Note 9)

(r)	Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(11/09)((8/10)). (Note 13)

(s)	Highest Daily Lifetime Income Benefit Rider (P-RID-HD (1/11)). (Note 14)

(t)	Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)). (Note 14)

(u)	Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Rider (P-RID-HD-LIA (1/11)). (Note 14)

(v)	Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Schedule Supplement (P-SCH-HD-LIA (1/11)). (Note 14)

(w)	Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12). (Note 15)

(x)	Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-7-12). (Note 15)

(y)	Form of Highest Daily Lifetime Income Benefit 2.0 with LIA rider (P-RID-HD-LIA-7-12). (Note 15)

(z)	Form of Highest Daily Lifetime Income Benefit 2.0 with LIA schedule (P-SCH-HD-LIA-7-12). (Note 15)

(aa)	Form of Highest Daily Lifetime Income Benefit 2.0 rider with HDDB (P-RID-HD-HDB-7-12). (Note 15)

(ab)	Form of Highest Daily Lifetime Income Benefit 2.0 schedule with HDDB (P-SCH-HD-HDB-7-12). (Note 15)

(ac)	Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD (2-13) (includes schedule pages P-SCH-HD (2-13). (Note 16)

(ad)	Form of Highest Daily Lifetime Income Benefit v2.1 w/HDDB rider P-RID-HD-HDB (2-13) (includes schedule pages P-SCH-HD-HDB). (Note 16)

(ae)	Amendatory Tax Endorsement. (Note 17)

(5) (a)	Form of Application form for the Contract P-VAA (02/10). (Note 11)

(b)	Form of Application form for the Contract P-IBVAA (02/10). (Note 11)

(c)	Form of Application for the Contract P-VAA (7/12). (Note 15)

(d)	Form of Application for the Contract ORD202827 Rev (2/13). (Note 16)

(e)	Form of Application for the Beneficiary Contract ORD202863 Rev (2/13). (Note 16)

(6) (a)	Articles of Incorporation of Pruco Life Insurance Company, as amended. (Note 5)

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7)	Copy of reinsurance contract in connection with Variable Annuity Contracts:

(a)	Coinsurance Agreement for HD6+. (Note 12)

(b)	Pruco Reinsurance Ltd, for HDI benefit via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-170466 filed April 1, 2011.

(c)	Coinsurance Agreement for HDI 2.0 (Note 17)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)
AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. (Note 10)

(b)	Copy of Franklin Templeton Fund Participation Agreement. (Note 10)

(c)	Copy of ProFunds Fund Participation Agreement. (Note 11)

(d)	Copy of Rule 22C-2 Agreement. (Note 8)

(e)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. (Note 17)

(f)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC (Note 18)

(9)	Opinion of Counsel. (Note 2)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11)	All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)	Powers of Attorney:
(a) Caroline A. Feeney (Note 1)
(b) Salene Hitchcock-Gear (Note 1)

(c) Dylan J. Tyson (Note 1)
(d) Candace J. Woods (Note 1)
(e) Susan M. Mann (Note 1)
(f) Nandini Mongia (Note 19)

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Form N-4, Registration No. 333-162680, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 3)	Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4)	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 5)	Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6)	Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 23 to Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9)	Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Pre-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11)	Incorporated by reference to Pre-effective Amendment No. 1 to Registration No. 333-162680, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12)	Incorporated by reference to Post-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13)	Incorporated by reference to Post-effective Amendment No. 2 to Registration No. 333-162680, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14)	Incorporated by reference to Post-effective Amendment No. 5 to Registration No. 333-162680, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15)	Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162680, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16)	Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162680, filed February 14, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17)	Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-162680, filed April 15, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 18)	Incorporated by reference to Post-Effective Amendment No. 27 to Registration No. 333-162680, filed April 5, 2018 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(Note 19) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Markus Coombs 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia 280 Trumbull Street Hartford, Connecticut 06103	Director and Treasurer
Todd Bryden 280 Trumbull Street Hartford, Connecticut 06103	Chief Actuary and Senior Vice President
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 14, 2020, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2020, there were 629 Qualified contract owners and 494 Non-Qualified contract owners.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Ann Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Matthew Sun 213 Washington Street Newark, New Jersey 07102-2917	Treasurer
Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
William Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President and Chief Compliance Officer
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President

ITEM 29. PRINCIPAL UNDERWRITERS:

(c)	Commissions received by PAD during 2019 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$747,107,473.30	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.
ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

EXHIBITS

Exhibit No.	Description

(1)
Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(3)(a)
Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)(1)
Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)(2)
List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)(3)
List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)(a)
Form of Advisor Series certificate issued under annuity contract (including (schedule pages for each C and RIA) P-CR/IND (2/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)
Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(c)
Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)
Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(e)
Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(f)
Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(g)
Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(h)
Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(i)
Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(j)
Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6 (10/09) Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(k)
Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6 (10/09) Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(l)
Form of Highest Daily Lifetime 6 Plus with LIA Benefit Rider (P-RID-HD6-LIA-(02/10) Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(m)
Form of Highest Daily Lifetime 6 Plus with LIA Schedule (P-SCH-HD6-LIA-(02/10)) Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(n)
Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09) Incorporated by reference to Post-Effective Amendment No. 23 to Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(o)
Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09) Incorporated by reference to Post-Effective Amendment No. 23 to Registration No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(p)
Form of Gro Plus II benefit rider (P-RID-GRO (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(q)
Form of Gro Plus II benefit schedule (P-SCH-GRO (02/10). Incorporated by reference to Initial Registration No. 333-162673, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(r)
Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(11/09)((8/10)). Incorporated by reference to Post-effective Amendment No. 2 to Registration No. 333-162680, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(s)
Highest Daily Lifetime Income Benefit Rider (P-RID-HD (1/11)). Incorporated by reference to Post-effective Amendment No. 5 to Registration No. 333-162680, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(t)
Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)). Incorporated by reference to Post-effective Amendment No. 5 to Registration No. 333-162680, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(u)
Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Rider (P-RID-HD-LIA (1/11)). Incorporated by reference to Post-effective Amendment No. 5 to Registration No. 333-162680, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(v)
Highest Daily Lifetime Income with Lifetime Income Accelerator Benefit Schedule Supplement (P-SCH-HD-LIA (1/11)). Incorporated by reference to Post-effective Amendment No. 5 to Registration No. 333-162680, filed December 20, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(w)
Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162680, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(x)
Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162680, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(y)
Form of Highest Daily Lifetime Income Benefit 2.0 with LIA rider (P-RID-HD-LIA-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162680, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(z)
Form of Highest Daily Lifetime Income Benefit 2.0 with LIA schedule (P-SCH-HD-LIA-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162680, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(aa)
Form of Highest Daily Lifetime Income Benefit 2.0 rider with HDDB (P-RID-HD-HDB-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162680, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ab)
Form of Highest Daily Lifetime Income Benefit 2.0 schedule with HDDB (P-SCH-HD-HDB-7-12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162680, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ac)
Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD (2-13) (includes schedule pages P-SCH-HD (2-13). Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162680, filed February 14, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ad)
Form of Highest Daily Lifetime Income Benefit v2.1 w/HDDB rider P-RID-HD-HDB (2-13) (includes schedule pages P-SCH-HD-HDB). Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162680, filed February 14, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(ae)
Amendatory Tax Endorsement. Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-162680, filed April 15, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(5)(a)
Form of Application form for the Contract P-VAA (02/10). Incorporated by reference to Pre-effective Amendment No. 1 to Registration No. 333-162680, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)
Form of Application form for the Contract P-IBVAA (02/10). Incorporated by reference to Pre-effective Amendment No. 1 to Registration No. 333-162680, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(c)
Form of Application for the Contract P-VAA (7/12). Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-162680, filed August 1, 2012 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)
Form of Application for the Contract ORD202827 Rev (2/13). Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162680, filed February 14, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(e)
Form of Application for the Beneficiary Contract ORD202863 Rev (2/13). Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162680, filed February 14, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(6)(a)
Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(7)(a)
Coinsurance Agreement for HD6+. Incorporated by reference to Post-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(7)(b)	Pruco Reinsurance Ltd, for HDI benefit via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-170466 filed April 1, 2011.

(7)(c)
Coinsurance Agreement for HDI 2.0 Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-162680, filed April 15, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(a)
AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Incorporated by reference to Pre-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)
Copy of Franklin Templeton Fund Participation Agreement. Incorporated by reference to Pre-effective Amendment No. 1, Form N-4, Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(c)
Copy of ProFunds Fund Participation Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to Registration No. 333-162680, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)
Copy of Rule 22C-2 Agreement. Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(e)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-162680, filed April 15, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(f)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 27 to Registration No. 333-162680, filed April 5, 2018 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(9)	Opinion of Counsel. Incorporated by reference to Form N-4, Registration No. 333-162680, filed October 26, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(10)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(13)(a)	Power of Attorney for Caroline A. Feeney. Filed Herewith.

(13)(b)	Power of Attorney for Salene Hitchcock-Gear. Filed Herewith.

(13)(c)	Power of Attorney for Dylan J. Tyson. Filed Herewith.

(13)(d)	Power of Attorney for Candace J. Woods. Filed Herewith.

(13)(e)	Power of Attorney for Susan M. Mann. Filed Herewith.

(13)(f)
Power of Attorney for Nandini Mongia. Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 3rd day of April 2020.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 3, 2020
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 3, 2020
Susan M. Mann
Director
Markus Coombs
Nandini Mongia*	Director	April 3, 2020
Nandini Mongia
Candace J. Woods*	Director	April 3, 2020
Candace J. Woods
Salene Hitchcock-Gear*	Director	April 3, 2020
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	April 3, 2020
Caroline A. Feeney

By:	/s/Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.